UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/22

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Annual Report

December 31, 2022

Equity Funds

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Strategic Equity Portfolio

Lazard Equity Franchise Portfolio

Lazard Global Equity Select Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Global Strategic Equity Portfolio

Lazard International Equity Advantage Portfolio

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Quality Growth Portfolio

Lazard International Small Cap Equity Portfolio

Lazard International Strategic Equity Portfolio

Lazard Managed Equity Volatility Portfolio

Lazard US Equity Concentrated Portfolio

Lazard US Equity Focus Portfolio

Lazard US Small-Mid Cap Equity Portfolio

Lazard US Sustainable Equity Portfolio

Lazard US Systematic Small Cap Equity Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
25	Performance Overviews (unaudited)
45	Information About Your Portfolio’s Expenses (unaudited)
53	Portfolio Holdings Presented by Asset Class/Sector
56	Portfolios of Investments
56	Lazard Developing Markets Equity Portfolio
60	Lazard Emerging Markets Core Equity Portfolio
65	Lazard Emerging Markets Equity Advantage Portfolio
75	Lazard Emerging Markets Equity Portfolio
79	Lazard Emerging Markets Strategic Equity Portfolio
83	Lazard Equity Franchise Portfolio
85	Lazard Global Equity Select Portfolio
89	Lazard Global Listed Infrastructure Portfolio
92	Lazard Global Strategic Equity Portfolio
96	Lazard International Equity Advantage Portfolio
104	Lazard International Equity Portfolio
108	Lazard International Equity Select Portfolio
112	Lazard International Quality Growth Portfolio
115	Lazard International Small Cap Equity Portfolio
120	Lazard International Strategic Equity Portfolio
124	Lazard Managed Equity Volatility Portfolio
131	Lazard US Equity Concentrated Portfolio
134	Lazard US Equity Focus Portfolio
137	Lazard US Small-Mid Cap Equity Portfolio
142	Lazard US Sustainable Equity Portfolio
146	Lazard US Systematic Small Cap Equity Portfolio
163	Notes to Portfolios of Investments
174	Statements of Assets and Liabilities
180	Statements of Operations
186	Statements of Changes in Net Assets
214	Financial Highlights
264	Notes to Financial Statements
314	Report of Independent Registered Public Accounting Firm
317	Board of Directors and Officers Information (unaudited)
320	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2022 saw some momentous events, including a lingering pandemic in its third year, the largest land war in Europe since World War II, and the rise of the most powerful Chinese leader in generations, whose ideology-driven policies pivoted China away from market reforms. From the perspective of global financial markets, however, 2022 can be summed up in less than 10 words: surging inflation and central bank actions to contain it.

Long-simmering concerns about inflation stemming from the renormalization of the global economy came to a boil in 2022. A European energy crisis triggered by Russia’s invasion of Ukraine and supply chain disruptions, made worse by COVID-driven lockdowns of major manufacturing hubs in China, turbocharged already-accelerating price growth. With global inflation reaching levels not seen in decades, central banks were forced to abandon their ultra-low interest rate policies and pivot to monetary tightening policies. At the forefront of these efforts was the US Federal Reserve (the “Fed”), the world’s most influential central bank, which pursued an aggressive rate-hiking campaign starting in March 2022 that would ultimately result in seven increases to its short-term interest rate during the year. The Fed’s actions rippled across global financial markets, stoking anxiety that these actions might tip the US economy into a recession while leading to a significant appreciation of the US dollar, which caused economic turmoil in the rest of the world.

At least 40 central banks from around the world raised rates in 2022, including the European Central Bank (the “ECB”), which lifted its benchmark rate four times, and the Bank of England (the “BoE”), which did so eight times. The Bank of Japan (the “BoJ”) was one of the few major central banks to swim against this global tide by maintaining an ultra-loose monetary policy; yet, by doing so, the Japanese yen depreciated significantly against the US dollar, which contributed to a weakening of Japan’s economy. With inflation in Japan rising, however, the BoJ took a small step away from this easy-money policy stance by letting a benchmark interest rate rise in the closing days of the year.

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The global rate-hiking cycle began to yield results late in the year as key data indicators suggested that global inflation may have peaked. While prominent central banks such the Fed, the ECB, and the BoE tempered their rate increases in December, they also made clear that their fight against high inflation was not over yet, with more interest rate increases likely to occur in 2023.

Against this backdrop, global equity and bond markets tumbled in 2022, losing more than US$30 trillion in total value. The challenging market conditions in 2022 are a reminder of the importance of active portfolio management. Turbulent markets are likely to differentiate winners from losers. We remain confident that fundamental analysis and bottom-up security selection will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews (unaudited)

Market Overviews

Global Markets

A multi-year rally in global equity markets that was fueled by a low-interest rate environment ended in 2022, sending stock prices plummeting amid concerns about soaring inflation and the response of central banks to contain it.

Financial markets found themselves mired in uncertainty throughout the year. The renormalization of the global economy as pandemic-driven restrictions loosened was uneven, and supply chain bottlenecks and a European energy crisis triggered by Russia’s invasion of Ukraine combined to produce the worst inflation in decades. As a result, central banks abandoned their ultra-low interest rate policies and pivoted to monetary tightening policies. Markets were intently focused on the US Federal Reserve (the “Fed”), the world’s most influential central bank, as it pursued an aggressive rate-hiking campaign starting in March that would ultimately result in seven increases to its short-term interest rate during 2022, ending at its highest level in 15 years. Markets were volatile throughout most of 2022 as investors attempted to predict the path of the Fed’s interest rate policy, with stocks coming under increasing pressure when it became clear that the Fed, through its pronouncements and its actions, was determined to rein in soaring price growth even if it meant tipping the US economy into a recession. The steady drumbeat of rate hikes from the Fed led to a sell-off in the US government bond market in 2022, driving up the yield on the benchmark 10-year US Treasury note by 237 basis points, the largest yearly climb since at least 1953. The 10-year Treasury bond yield ended the year at 3.88%, which put significant pressure on stocks by undercutting their appeal.

The Fed’s actions were part of a larger wave of monetary tightening prescribed by at least 40 central banks around the world during the year. In Europe, where the protracted Russia-Ukraine conflict led to soaring energy prices that resulted in rampant inflation, the European Central Bank (ECB) raised its benchmark rate four times while the Bank of England (“BoE”) did so eight times.

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Encouraging data during the last three months of 2022 suggesting that worldwide inflation may finally have peaked sparked a two-month rally in global stock markets starting in October on hopes that central banks would soon tap the brakes on their rate-hiking campaigns. These hopes were dashed in December when the Fed affirmed its hawkish stance, despite downshifting to a 50-basis point rate hike after four consecutive 75-basis point hikes in earlier months. The Fed’s warning was quickly echoed by the ECB and the BoE after they implemented their own 50-basis point rate increases. The warning from these major central banks that they were committed to crushing stubbornly high inflation at a time when economies were already slowing or in recession unnerved investors and drove global stock markets downward in December. Notably, even the Bank of Japan, one of the last remaining holdouts among major central banks, moved to let a benchmark interest rate rise, a small but significant move suggesting that Japan’s central bank might be moving away from its dovish stance amid increasing domestic price pressure.

Against this backdrop, global equity markets, as measured by the MSCI All Country World Index, recorded its worst annual performance since 2008. The index lost about one-fifth of its value in 2022, the equivalent of US$18 trillion. The MSCI World Index, which measures developed markets, receded 18.1% while the MSCI Emerging Markets Index fell 20.1%. Notably, the S&P 500 Index—the bellwether of the US stock market—ended the year down 18.1%, also its worst yearly performance since 2008, having lost about $8.2 trillion in value.

In terms of the MSCI All Country World Index, energy was the best-performing sector in the 12-month period, as shares of energies companies surged on bullish sentiment about the demand outlook for oil. Communication services was the worst-performing sector, as rising interest rates led investors to sell off technology stocks with high valuations and low dividend payments.

Emerging Markets Equities

The area encompassing emerging Europe, the Middle East, and Africa (“EMEA”) was the worst-performing region in 2022. In March, MSCI removed Russian stocks from its emerging markets

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indices after deeming them as “uninvestable” and wrote to zero the value of its Russia index after the country’s stock market was determined to not be operating under normal rules. Emerging Asia underperformed, with China’s stock market plummeting on bearish sentiment about the country’s economic outlook amid COVID-driven lockdowns, a beleaguered real estate sector, and news that Xi Jinping had secured an unprecedented third term as the country’s president. Stock markets in Korea and Taiwan both tumbled on concerns about the demand outlook for semiconductor chips, the flagship industry for both countries. The steep drops recorded by Chinese, Korean, and Taiwanese stocks, which, in the aggregate, account for about 58% of the MSCI Emerging Markets Index, had an outsize impact on the benchmark’s overall performance. Latin America was the best-performing region, with the stock markets of commodities-exporting countries such as Brazil and Chile outperforming thanks to the increase in raw materials prices.

Information technology was the worst-performing sector, as the Chinese government’s crackdown on the country’s technology companies led to a steep sell-off of sector stocks. Utilities was the best-performing sector, as mounting global economic uncertainty led investors to rotate to defensive stocks.

International Equities

International markets rallied sharply in the fourth quarter of 2022, reducing some of the significant year-to-date drawdown. This reversal was due mainly to two factors. First, signs of peaking inflation became evident and reduced investor expectations for significant future rate hikes by central banks. Second, the end of COVID lockdowns in China raised expectations for a pickup in global growth as the China economy reopened. The very strong returns in the fourth quarter were led by lower-quality stocks, as is normally the case in a strong absolute return period, and this extended the lead for low quality compared to high quality for the full year. Foreign currency strength added to already strong local market performance for international benchmarks as peaking inflation data drove dollar weakness. As a result, despite fears of significant macroeconomic headwinds to international markets,

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international benchmarks outperformed the US not only in local terms, but also in dollars for the fourth quarter and the full year for the first time since 2017.

US Equities

US equity markets sold off during the year as several factors, including supply chain bottlenecks, rising energy prices, a tight labor market, and sustained consumer demand, combined to drive US inflation to its highest level in 40 years. As a result, the Fed reversed its ultra-low interest rate policy and embarked on an aggressive rate-hiking campaign, resulting in its benchmark rate ending December at its highest level in 15 years. Stocks were volatile throughout the year as investors grappled with two competing sentiments—relief that the Fed was taking aggressive actions to rein in rising prices and concerns that these same actions could slow economic growth. Investors were encouraged towards the end of the year that domestic inflation was showing signs of moderating, with November marking the fifth consecutive month of declines.

Global Infrastructure

Listed infrastructure indices, as measured by the MSCI World Core Infrastructure® (USD) Index, fell in 2022. The strongest performing areas of infrastructure in 2022 were regulated water utilities and North American freight railroads. The poorest performing areas were Japanese passenger railways and satellites. In an inflationary environment, infrastructure plays a key role in portfolio performance but understanding the nuances of infrastructure assets can prove difficult. The majority of infrastructure assets listed on public markets do not have either monopoly-like positions or guaranteed inflation protection in regulatory arrangements.

Portfolio Performance

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2022, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of -22.61%, while Open Shares posted a total return of -22.81%, as compared with the -20.09% return for the MSCI Emerging Markets Index.

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Stock selection in the information technology sector detracted from relative performance for the period. Shares of GoerTek faltered on news that consumer electronics giant Apple suddenly stopped its high-end AirPods orders to the China-based electronic supplier due a to quality control issue. The fall in the stock price of Korea-based chipmaker Samsung Electronics was attributed to concerns that inventory adjustments were having a significant effect on memory pricing.

In contrast, stock selection in the financials sector contributed to relative performance. Shares of Banorte climbed after the Mexico-based lender reported better-than-expected results. Shares received another boost from bullish sentiment about the company’s financial discipline. The rise in the stock price of China-based online travel agency Trip.com was attributed to news that the Chinese government was easing its COVD-19 restrictions and lifting lockdowns in major cities. Shares of HDFC traded higher after ethe India-based lender reported broad-based loan growth and improvement in its incremental market share in deposits.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2022, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of -21.63%, while Open Shares posted a total return of -21.80% and R6 Shares posted a total return of -21.58%, as compared with the -20.09% return for the MSCI Emerging Markets Index.

Stock selection in certain geographies detracted from relative performance. Overweight exposure to Russian stocks, including those for energy company Lukoil and lender Sberbank, detracted when their valuations fell to zero following their removal from the MSCI Emerging Markets Index.

In contrast, stock selection in other regions contributed to relative performance. Shares of Thailand-based petroleum exploration and production company PTT Exploration gained in sympathy with the rally in crude oil futures prices. Shares of HDFC Bank traded higher after the India-based lender reported broad-based loan growth and on news that its incremental market share in deposits

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was expanding. The rise in the stock price of United Arab Emirate-based ports operator Abu Dhabi Ports was attributed to increased shipping volume and positive investor sentiment for the industry as it recovered from supply chain disruptions.

Lazard Emerging Markets Equity Advantage Portfolio

For the year ended December 31, 2022, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of -21.01%, while Open Shares posted a total return of -21.21%, as compared with the -20.09% return for the MSCI Emerging Markets Index.

Lack of exposure to Brazil-based Itau Unibanco, a large benchmark name which rose over 30% in 2022, in favor of Asian banks, detracted from relative performance. Shares of Wipro suffered from concerns that the information technology outsourcing company’s earnings outlook had weakened because higher employee expenses and a bleaker economic climate would likely reduce information technology spending from its clients.

In contrast, the rise in the stock price of India-based lender ICICI Bank, attributed in part to the country’s solid economic growth, contributed to relative performance. Shares of the lender also benefited from positive sentiment about the company’s strong loan growth and margin expansion due to higher interest rates. Shares of HDFC Bank also climbed on positive sentiment about the India-based lender’s aggressive growth path, which saw the opening of over 700 branches in India in 2022. Shares received another boost from the company’s strong growth in interest and fee income. Bank of China rebounded in the fourth quarter of 2022, as the lender benefited from favorable government action on revitalizing the troubled real estate sector and COVID reopening to boost economic growth.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2022, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of -14.86%, while Open Shares posted a total return of -15.09% and R6 Shares posted a total return of -14.86%, as compared with the -20.09% return for the MSCI Emerging Markets Index.

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Security selection in the energy and financials sectors and above-benchmark exposure in China, Brazil, Indonesia, and South Africa boosted relative performance. BB Seguridade, a Brazilian insurance company, reported positive earnings and an improving outlook with higher interest rates and a normalization of pandemic-related loss ratios. Shares of energy companies Petróleo Brasileiro S.A (Petrobras), based in Brazil and Galp, based in Portugal with global assets in Latin America and Africa, both jumped along with the rally in crude oil futures.

Security selection in the communication services sector and in Russia detracted from relative performance. A lower-than-benchmark exposure to India also undercut relative performance. Shares of Korea-based chipmakers Samsung Electronics and SK Hynix fell as part of a larger decline by semiconductor-related stocks on worries about a demand downcycle amid Chinese COVID-related lockdowns and rising concerns about a potential recession brought about by rising interest rates. These led to a sell-off in semiconductor-related stocks, including Samsung Electronics and SK Hynix in Korea.

Lazard Emerging Markets Strategic Equity Portfolio

For the year ended December 31, 2022, the Lazard Emerging Markets Strategic Equity Portfolio’s Institutional Shares posted a total return of -19.04%, while Open Shares posted a total return of -19.24%, as compared with the -20.09% return for the MSCI Emerging Markets Index.

Among top contributors to relative performance, the rise in the stock price China-based online travel agency Trip.com was attributed to news that the Chinese government was easing its COVID restrictions and lifting lockdowns in major cities. Shares of HDFC Bank traded higher after the India-based lender reported broad-based loan growth and on news that its incremental market share in deposits was expanding. Shares of BB Seguridade also gained after the Brazil-based insurer reported solid quarterly earnings and an improving outlook, with higher interest rates and a normalization of pandemic-related loss ratios.

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Among top detractors from relative performance, shares of Taiwan-based chipmakers SK Hynix and MediaTek retreated as part of larger declines in semiconductors-related stocks due to worries about a demand downcycle stemming from China’s COVID-driven lockdowns and a global recession brought about by rising interest rates.

Lazard Equity Franchise Portfolio

For the year ended December 31, 2022, the Lazard Equity Franchise Portfolio’s Institutional Shares posted a total return of -5.21%, while Open Shares posted a total return of -5.45%, as compared with the -18.14% return for the MSCI World® Index.

Among top contributors to relative performance, shares of H&R Block advanced after the US-based tax services company reported better-than-expected results for its fiscal year 2022 fourth-quarter, and guided future earnings significantly above consensus expectations. US-based television and internet ratings measurement company Nielsen saw its stock price climb on news of a takeover offer, and major shareholder Windacre’s agreement with the private equity bidders for an offer price of $28 per share. Shares of McKesson traded higher after the US-based drug distributor reported higher earnings from sales of COVID vaccines and personal protection equipment.

Among top detractors from relative performance, shares of Germany-based dialysis company Fresenius fell on news that the US Supreme Court found in favor of a small health fund that had reduced the amount it paid for dialysis services, in apparent contravention of the Medicare Secondary Payer Act of 1980. Shares of Intel fell after the US-based chipmaker reported disappointing earnings due to a weaker PC market, weak demand and market share loss in the data center segment, and a further delay to the launch of its Sapphire Rapids product for the data center market.

Lazard Global Equity Select Portfolio

For the year ended December 31, 2022, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of -17.28%, while Open Shares posted a total return of -17.50%, as compared with the -18.36% return for the MSCI ACWI.

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Stock selection in the information technology sector contributed to relative performance. Motorola Solutions, a leader in mission-critical communication devices, systems, and services for public safety and commercial verticals, saw its stock price climb on news that it was servicing a record-high backlog and on strength in the face of semiconductor and inflationary pressures. Stock selection in the consumer discretionary sector also boosted relative performance. Shares of US-based discount retailer Dollar General performed well as sales and earnings were strong during the year, bolstered by changes in consumer spending habits favoring lower-cost items amid an inflationary environment.

In contrast, lack of exposure to the energy sector detracted from relative performance. Stock selection in the healthcare sector also detracted from relative performance. The fall in the stock price of US-based animal health company Zoetis was attributed to foreign exchange headwinds and supply chain constraints.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2022, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of -1.30%, while Open Shares posted a total return of -1.55%, as compared with the -4.13% return for the MSCI World Core Infrastructure® (USD) Index and -18.14% return for the MSCI World Index.

Among top contributors to relative performance, shares of Italian toll road company Atlantia climbed after the Italy-based toll road operator became a €58 billion acquisition target (at a price of €23 per share) from private equity company Blackstone and the Benetton family. Shares of Consolidated Edison also rose after the US-based utility company reported solid quarterly earnings results and sold its unregulated Clean Energy assets. Shares received another boost from investors rotating to defensive stocks amid heightened economic uncertainty. Shares of Pinnacle West advanced as part of larger gains made by most US regulated utilities, as a result of the Russia-Ukraine conflict. Shares were bolstered in November after the company reported higher-than-expected results in the third quarter of 2022 due to warmer weather and raised its full year guidance.

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Among top detractors from relative performance, shares of Ferrovial faltered after the Spain-based infrastructure company reported that its key asset, H407 in Ontario, Canada, saw a 34% decline in the second quarter of 2022. Shares came under additional pressure in December after Ferrovial announced a number of asset transactions that hurt performance. Shares of Hera slid on concerns that the Italy-based energy company would either be unable to pass rising gas prices to customers or at least suffer substantial working capital pressures, though results have not validated this concern.

Lazard Global Strategic Equity Portfolio

For the year ended December 31, 2022, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of -19.01%, while Open Shares posted a total return of -19.22%, as compared with the -18.36% return for the MSCI ACWI.

Stock selection in the healthcare, industrials, and financials detracted from relative performance. Shares of Adobe traded lower after the US-based design software company announced the acquisition of Figma, a cloud-based collaboration tool. The move was interpreted as a signal of potential competitive disruption to Adobe’s core market, particularly given the high price tag Adobe agreed to pay. Shares came under additional pressure due to a moderation in growth rate following a strong demand environment in 2020–21. Shares in Intuit faltered after the US-based financial software provider reported slowing topline growth in 2022 after enjoying strong demand in prior years. Investors were also concerned about the company’s exposure to small businesses in a weakening macro environment. Shares of US-based semiconductor equipment maker Applied Materials fell as part of a larger decline in semiconductor-related stocks due to concerns about a demand downcycle. This was the pattern in general for the semiconductor sector, which was one of the worst performing sectors in 2022.

Stock selection in the communication services, information technology, and consumer discretionary sectors boosted relative performance. Shares of UnitedHealth gained on positive

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sentiment about the US-based health insurer’s upside potential, with Optum Health, the company’s health services business that brings together physician services and data and analytics, continuing to deliver strong results and serving as a good illustration of management’s strategic vision. Shares of Aon gained after the UK-based professional services company reported healthy earning growth at a reasonable valuation amid a volatile and inflationary environment. Shares of Helmerich & Payne climbed after the US-based oil services provider delivered strong results through the course of the year, thanks to a high oil price environment that provided a more favorable demand environment for equipment and services. A lack of investment in the sector created a tight supply environment resulting in very favorable pricing dynamics for Helmerich & Payne as a result.

Lazard International Equity Advantage Portfolio

For the year ended December 31, 2022, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of -13.45%, while Open Shares posted a total return of -13.75%, as compared with the -14.45% return for the MSCI EAFE Index.

Among top contributors to relative performance, oil company Shell benefited from the surge in oil prices following the Ukraine invasion and led the big 5 oil companies in committing to carbon neutrality by 2050. Shares of Novo Nordisk traded higher on optimism that the Danish pharmaceutical company’s new treatment drugs will re-accelerate revenue growth. Japan Post, which generates 75% of its earnings from its finance operations, benefited from the favorable period for finance companies driven by higher global interest rates.

In contrast, detracting from relative performance, Deutsche Post gave back most of its relative gain from the COVID period as its struggled with weak advertising revenue, slowing newspaper sales and higher employee expenses. Nemetschek, the German building and infrastructure design firm, was adversely impacted by higher interest rates and slowing construction, along with recessionary concerns.

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Lazard International Equity Portfolio

For the year ended December 31, 2022, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of -14.83%, while Open Shares posted a total return of -15.05%, and R6 Shares posted a total return of -14.82%, as compared with the -14.45% return for the MSCI EAFE Index.

Stock selection in the healthcare sector detracted from relative performance for the period. Shares of Olympus fell after the Japanese medical devices company reported second-quarter results that indicated cost inflation was running slightly higher than what management expected and operating profit guidance was revised down by 1%. Shares of Icon fell on concerns about the Ireland-based clinical research organization’s financial leverage in the aftermath of its acquisition of rival PRA Health Sciences, and its exposure to potentially weaker biotechnology funding. Shares of Roche declined on negative news relating to the Swiss pharmaceutical company’s Alzheimer’s drug (Gantenerumab) trial. Lower-than-index exposure to the financials sector also detracted, as did higher-than-index exposure to the industrials sector.

In contrast, stock selection in the consumer staples sector contributed to relative performance. Shares of MatsukiyoCocokara traded higher after the Japan-listed pharmacy operator reported first-quarter results indicating that operating profit beat consensus estimates. Shares received another boost after management affirmed its outlook and a share buyback was announced. Elsewhere in the sector, the rise in the stock price of Mexican bottler Arca Continental was attributed to strong fundamentals throughout the year against the backdrop of a solid Mexican economy that was helped by companies shifting production closer to the end consumer markets in North America. Management signed a long-term agreement with Coca-Cola to cement and strengthen the strategic relationship. Lower-than-index exposure to the information technology sector contributed, as did higher-than-index exposure to the energy sector.

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Lazard International Equity Select Portfolio

For the year ended December 31, 2022, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of -15.55%, while Open Shares posted a total return of -15.76%, as compared with the -16.00% return for the MSCI ACWI ex-US.

Stock selection in, and an overweight position to, the outperforming energy sector positively contributed to relative returns. Shares of Canada-based energy company Suncor advanced along with the rise in oil prices. Shares received another boost on news that an activist investor had built a stake in the company to unlock value in Suncor’s portfolio. Elsewhere, shares of BP rose after the UK-based integrated oil and gas company announced a 10% dividend increase and a $3.5 billion share buyback. Stock selection in the financials sector was also a significant driver of relative performance during the period, anchored by contributors Mexico-based Grupo Banorte, Indonesia-based Bank Mandiri and India-based ICICI Bank.

In contrast, stock selection in the utilities sector hurt relative returns. Shares of China Longyuan Power, the largest wind power producer in China and Asia, saw its stock price fell as part of a broad-based decline in Hong Kong stocks due to concerns about the impact of COVID restrictions in China. Shares were weighed down further by concerns that slightly weaker wind speeds in China during the first half of 2022 would hurt quarterly results, which ultimately were not heavily affected. In the materials sector, shares of Dutch multinational chemical company Royal DSM traded down as higher interest rates and a further rise in raw materials impacted valuations. Shares of Germany-based housing company Vonovia came under pressure as yields rose over the course of the year. Higher interest costs limited the ability of the company to invest in the asset base to drive rent increases across the property portfolio and put downward pressure on real estate values in general.

Lazard International Quality Growth Portfolio

For the year ended December 31, 2022, the Lazard International Quality Growth Portfolio’s Institutional Shares posted a total return of -20.10%, while Open Shares posted a total return of -20.31%, as compared with the -16.00% return for the MSCI ACW ex-US Index.

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The International Quality Growth Portfolio focuses on high-quality stocks; therefore, relative performance was hurt in 2022 when low-quality stocks led the market. The fall in the stock price of global private equity firm Partners Group was attributed to the more challenging market environment amid higher interest rates. Shares of UK-based animal pharmaceutical and pet health company Dechra reported fiscal year 2022 results that were in line with management expectations. Despite this, the stock underperformed as the market sold off higher valued growth stocks. Shares of Netherlands-based semiconductor equipment manufacturer ASML faltered as part of larger declines in the technology sector amid fears of a cyclical slowdown. Shares came under additional pressure after the company reported a slight decline in net bookings versus the previous quarter; however, operating margin came in slightly ahead of consensus.

Among top contributors to relative performance, shares of HDFC rose after the India-based lender reported better-than-expected net interest income, driven by loan growth. Shares also advanced as part of larger gains made by India’s stock market. Shares of Dollarama rose after the Canada-based discount retailer reported better-than-expected sales and margin growth and increased its full-year outlook. Lastly, shares of Danish biotech company Genmab rose as investors reacted positively to quarterly sales of Darzalex, its cancer treatment which is becoming the standard of care for multiple myeloma.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2022, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of -26.32%, while Open Shares posted a total return of -26.49%, as compared with the -21.39% return for the MSCI EAFE Small Cap® Index.

Detracting from relative performance, shares of Dermapharm, a Germany-listed Contract Development and Manufacturing Organization (CDMO) serving the pharmaceutical industry, performed poorly in 2022 as benefits from its COVID-19 vaccine operations faded. Shares of Lindab International, a Sweden-listed

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manufacturer of steel products serving construction and indoor climate customers also performed poorly in 2022 with mixed results, rising input costs, and demand uncertainty.

Contributing to relative performance, shares of Bankinter, a Spain-listed bank, performed well in 2022 with strong results and a favorable rate environment for the industry. Shares of MatsukiyoCocokara, a Japan-listed pharmacy operator, also performed well in 2022, with strong results that demonstrated continued benefits from the merger of Matsumotokiyoshi and Cocokara Fine. Shares of Gaztransport & Technigaz, a France-listed engineering company serving the LNG (Liquified Natural Gas) transport industry, also demonstrated strong performance in 2022, with strong results and continued demand tailwinds in the energy complex.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2022, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of -16.88%, while Open Shares posted a total return of -17.04%, and R6 Shares posted a total return of -16.87%, as compared with the -14.45% return for the MSCI EAFE Index.

Stock selection in the real estate, information technology, and healthcare sectors detracted from relative performance. Shares of Ireland-domiciled professional services company Accenture tumbled early in 2022 due to the most dramatic rotation from growth to value since 1999. Shares of Germany-based housing company Vonovia came under pressure as yields rose over the course of the year. Higher interest cost limited the ability of the company to invest in the asset base to drive rent increases across the property portfolio and put downward pressure on real estate values in general.

Stock selection in consumer staples, communication services, and industrials boosted relative performance. Shares of Canada-based energy company Suncor advanced in accordance with the rise in oil prices. Shares received another boost on news that an activist

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investor had built a stake in the company to unlock value in the portfolio. Shares of Mexico-based bottler Arca Continental climbed, based on the strength of the Mexican economy and aided by companies shifting production closer to the end consumer market in North America. Shares were bolstered by news that management signed a long-term agreement with Coca-Cola to cement and strengthen the strategic relationship. Shares of Aon gained after the UK-based professional services company reported healthy earning growth at a reasonable valuation amid a volatile and inflationary environment.

Lazard Managed Equity Volatility Portfolio

For the year ended December 31, 2022, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of -6.72%, while Open Shares posted a total return of -6.96%, as compared with the -18.14% return for the MSCI World Index.

Stock selection in the communication services and consumer discretionary sectors contributed to relative performance for the period, while the Portfolio’s underweighting of information technology stocks and overweighting consumer staples stocks contributed most to relative performance. Regionally, stock selection was strongest in the US and Japan, and weakest in Norway and Singapore. Stocks that provided the largest contribution to excess return included Gilead Sciences, which reported significant growth during 2022, especially in the fourth quarter. Gilead markets several single-tablet regimens for HIV and its next-generation products with better long-term safety profiles are booting the company’s market share. Coterra Energy helped relative performance, as the company’s real estate in the lowest-cost oil and natural gas basins amplified returns and boosted product and geographic diversification. The firm is one of the few oil and gas producers that can consistently generate excess returns on invested capital at midcycle commodity prices. Shares of Merck advanced after the drugmaker reported solid global revenue growth throughout the year.

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In contrast, the fall in the stock price of US-based animal health company Zoetis was attributed to foreign exchange headwinds and supply chain constraints. Lower-margin emerging market sales will make up an increasing portion of company sales, potentially creating a headwind to the company’s margins. Alphabet’s share price declined significantly, with disappointing quarterly updates from the Google parent. The results underscored growing pressure from IT budgets to digital advertisement spending and chips for industrial machinery. There is little revenue diversification within Alphabet, as it remains heavily dependent on Google and the state of the search advertising space. Shares of Verizon fell steadily through the year after the telecommunications company reported lower-than-expected earnings as it dealt with higher expenses prompted by inflationary pressures on labor, utility, and logistics costs.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2022, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of -19.89%, while Open Shares posted a total return of -20.07% and R6 Shares posted a total return of -19.89%, as compared with the -18.11% return for the S&P 500 Index.

Stock selection in the technology and REIT sectors detracted from relative performance. Alphabet, the parent company of internet search giant Google, saw its stock price fall after reporting disappointing quarterly results that included guidance for lower revenues and higher expenses. Despite solid demand trends for chipmaker Skyworks, shares of the company declined due to supply chain shortages and Chinese lockdowns, which impacted the company’s business during the year. Shares of cell tower operator Crown Castle fell along with those of REIT peers amid rising interest rates and weaker tower leasing activity.

In contract, stock selection in the food services and social media industries contributed to relative performance. Shares of Sysco advanced after the food services supplier reported strong quarterly

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results, helped by the company’s transformation initiatives, which drove market share to record levels. Sysco also exhibited strong pricing power and an ability to pass product inflation on to the consumer while still achieving gross margin expansion. Following weakness earlier in the year, shares of Meta rebounded after the social media company announced aggressive cost cutting measures after the Portfolio initiated its position in November. Shares of Fiserv traded higher after the payments processor reported broadly strong results throughout the year, rebounding from consumer-spending-related headwinds during the pandemic.

Lazard US Equity Focus Portfolio

For the year ended December 31, 2022, the Lazard US Equity Focus Portfolio’s Institutional Shares posted a total return of -16.94%, while Open Shares posted a total return of -17.18% and R6 Shares posted a total return of -17.00%, as compared with the -18.11% return for the S&P 500 Index.

Stock selection in the information technology and consumer discretionary sectors boosted relative performance. Shares of Analog Devices climbed after the chipmaker reported broadly solid quarterly results as supply chain constraints eased, and management raised guidance toward the end of the year, citing a stabilizing bookings environment. Shares of McDonald’s advanced after the fast-food giant reported multiple quarters of stronger-than-expected same-store sales growth in the US, driven by continued benefits from its growth strategy emphasizing digital, drive-thru, and delivery.

Stock selection in the health care sector undercut relative performance. Shares of Medtronic fell after the medical device maker reported several disappointing operational and revenue shortcomings during the year, and management lowered guidance later in the year, citing weaker than expected procedure and supply chain recoveries. Lack of exposure to the energy sector provided to be detrimental to relative performance, as the sector was the best performer in the index during the period.

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Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2022, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of -15.23%, while Open Shares posted a total return of -15.49%, and R6 Shares posted a total return of -15.01%, as compared with the -18.37% return for the Russell 2500® Index.

Stock selection in the industrials sector contributed to relative performance. Shares of Altra gained on news that the power transmission and motion control products maker agreed to be acquired by Regal Rexnord in an all-cash deal that represented a 54% premium to share price. The Portfolio subsequently exited its position during the period. Stock selection and overweighting of the energy sector also contributed to relative performance. Antero Resources, a natural gas-focused exploration and production company, saw its stock price benefit from higher prices for natural gas and natural gas liquids such as propane and ethane through most of 2022 as the company had outsized exposure to these markets. Shares received another boost when Antero was also able to return cash to shareholders earlier than expected in 2022.

Stock selection in the communication services sector detracted from relative performance. Shares of video game developer Take-Two Interactive fell, as investors were concerned about in-game consumer spending and changes in the company’s game release schedule. Stock selection in the real estate sector also detracted from relative performance. Shares of West-Coast focused office and studio real estate investment trust Hudson Pacific fell amid a challenging environment with unexpected large tenant move-outs creating occupancy pressure.

Lazard US Sustainable Equity Portfolio

For the year ended December 31, 2022, the Lazard US Sustainable Equity Portfolio’s Institutional Shares posted a total return of -18.07%, while Open Shares posted a total return of -18.32%, as compared with the -18.11% return for the S&P 500 Index for the period.

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Stock selection in the information technology sector boosted relative performance. Shares of Analog Devices traded higher after the chipmaker reported broadly solid quarterly results, due to easing supply chain disruptions, and management raised guidance toward the end of 2022, citing a stabilizing bookings environment. Shares of US-based discount retailer Dollar General performed well since sales and earnings were strong during the year, bolstered by changes in consumer spending habits that favored the purchase of lower priced items in an inflationary environment. The Portfolio sold its position in June.

Stock selection in the materials sector undercut relative performance. Shares of Ball faltered after the beverage packaging maker announced in the third quarter that it would be delaying several growth projects amid industry headwinds. Lack of exposure to the energy sector proved to be detrimental to relative performance, as the sector was the best performer in the index for the year.

Lazard US Systematic Small Cap Equity Portfolio

For the year ended December 31, 2022, the Lazard US Systematic Small Cap Equity Portfolio’s Institutional Shares posted a total return of -16.33%, while Open Shares posted a total return of -16.51%, as compared with the -20.44% return for the Russell 2000 Index for the period.

Stock selection in the healthcare and the industrials sectors were significant contributors to relative performance. Overweight exposure to the industrials sector also boosted relative performance. The rise in the stock price of biopharmaceutical company Catalyst Pharmaceuticals was attributed to an increase in new patients for its flagship offering of a Lambert-Eaton myasthenic syndrome (LEMS) drug. The company has beaten operating metrics, maintained a healthy pipeline for organic growth, and has generated cash on its balance sheet to continue its business development initiatives. Shares of SIGA Technologies traded higher on news that the commercial-stage pharmaceutical company continued to see demand for its flagship smallpox vaccine, TPOXX. Shares

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received a further boost from news that the company made strides towards its international expansion, most notably with an approval from Health Canada and significant revenue growth in Canada. ADMA Biologics, a biopharmaceutical company, saw its stock price climb, thanks to the ongoing achievement of goals and increased projections from its three commercialized products in the plasma-driven immunoglobulin (IG) space.

Underweight exposures to the energy and financials sectors detracted from relative performance. Stock detractors came from a variety of sectors. From the healthcare sector, Cano Health, an operator of primary care centers for seniors and underserved communities in US markets, saw its stock price fall after its anticipated acquisition by CVS Health was not announced. Shares also came under pressure when Cano missed estimates on both earnings and revenue. From the information technology sector, mobile application technology company AppLovin saw its stock price fall after a merger target, Unity Software, rejected its unsolicited bid, fueling investor concerns about a weaker mobile games market and overall negative trends in the apps business.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Institutional Shares, Open Shares and R6 Shares, and the indexes shown below.

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and the MSCI Emerging Markets® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year
Institutional	-22.61%	-3.32%	0.29%
Open	-22.81%	-3.59%	-0.04%
MSCI Emerging Markets Index	-20.09%	-1.40%	1.44%

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Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Since Inception	†
Institutional	-21.63%	-4.95%	-0.22%
Open	-21.80%	-5.27%	-0.56%
R6	-21.58%	N/A	-5.04%
MSCI Emerging Markets Index	-20.09%	-1.40%	1.54%
			(Institutional and Open Shares) -1.61% (R6 Shares)

†	The inception date for the Institutional and Open Shares was October 31, 2013 and for the R6 Shares was April 6, 2018.

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Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Since Inception	†
Institutional	-21.01%	-1.13%	2.57%
Open	-21.21%	-1.41%	2.28%
MSCI Emerging Markets Index	-20.09%	-1.40%	1.81%

†	The inception date for the Portfolio was May 29, 2015.

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Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year	Since Inception	†
Institutional	-14.86%	-2.81%	0.15%	5.52%
Open	-15.09%	-3.06%	-0.11%	5.14%
R6	-14.86%	-2.80%	N/A	0.78%
MSCI Emerging Markets Index	-20.09%	-1.40%	1.44%	4.72%
				(Institutional Shares) 5.11% (Open Shares) 2.41% (R6 Shares)

†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

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Lazard Emerging Markets Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Strategic Equity Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year
Institutional	-19.04%	-2.96%	0.42%
Open	-19.24%	-3.20%	0.15%
MSCI Emerging Markets Index	-20.09%	-1.40%	1.44%

Lazard Equity Franchise Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Equity Franchise Portfolio and the MSCI World® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Since Inception	†
Institutional	-5.21%	6.33%	6.86%
Open	-5.45%	6.05%	6.57%
MSCI World Index	-18.14%	6.14%	6.92%

†	The inception date for the Portfolio was September 29, 2017.

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Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and the MSCI ACWI®

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Since Inception	†
Institutional	-17.28%	5.96%	7.00%
Open	-17.50%	5.67%	6.69%
MSCI ACWI	-18.36%	5.23%	6.45%

†	The inception date for the Portfolio was December 31, 2013.

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, the MSCI World Core Infrastructure (USD) Index and the MSCI World Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year
Institutional	-1.30%	5.87%	11.10%
Open	-1.55%	5.61%	10.82%
MSCI World Index	-18.14%	6.14%	8.85%
MSCI World Core Infrastructure (USD Hedged) Index	-4.13%	7.37%	9.74%

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Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and the MSCI ACWI

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Since Inception	†
Institutional	-19.01%	6.05%	6.00%
Open	-19.22%	5.77%	5.70%
MSCI ACWI	-18.36%	5.23%	6.09%

†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and the MSCI EAFE® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Since Inception	†
Institutional	-13.45%	0.43%	2.19%
Open	-13.75%	0.15%	1.90%
MSCI EAFE Index	-14.45%	1.54%	2.93%

†	The inception date for the Portfolio was May 29, 2015.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and the MSCI EAFE Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year	Since Inception	†
Institutional	-14.83%	0.55%	3.58%	5.29%
Open	-15.05%	0.30%	3.31%	4.15%
R6	-14.82%	0.56%	N/A	1.94%
MSCI EAFE Index	-14.45%	1.54%	4.67%	4.96%
				(Institutional Shares) 4.53% (Open Share) 3.31% (R6 Shares)

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, the MSCI ACWI ex-US and the MSCI EAFE/ACWI ex-US Linked Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year
Institutional	-15.55%	-0.66%	2.72%
Open	-15.76%	-0.93%	2.39%
MSCI ACWI ex-US	-16.00%	0.88%	3.80%
MSCI EAFE/ACWI ex-US Linked Index	-16.00%	0.88%	3.80%

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Lazard International Quality Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Quality Growth Portfolio and the MSCI ACWI ex-US

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Since Inception	†
Institutional	-20.10%	9.10%
Open	-20.31%	8.80%
MSCI ACWI ex-US	-16.00%	5.05%
†	The inception date for the Portfolio was December 31, 2018.

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and the MSCI EAFE Small Cap® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year
Institutional	-26.32%	-2.42%	4.81%
Open	-26.49%	-2.65%	4.53%
MSCI EAFE Small Cap Index	-21.39%	-0.05%	6.21%

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Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and the MSCI EAFE Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year	Since Inception	†
Institutional	-16.88%	1.20%	4.54%	5.16%
Open	-17.04%	0.96%	4.28%	4.08%
R6	-16.87%	1.20%	N/A	3.00%
MSCI EAFE Index	-14.45%	1.54%	4.67%	4.03% (Institutional Shares) 3.30% (Open Shares) 4.11% (R6 Shares)
†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

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Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and the MSCI World Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Since Inception	†
Institutional	-6.72%	3.51%	5.38%
Open	-6.96%	3.24%	5.07%
MSCI World Index	-18.14%	6.14%	7.02%
†	The inception date for the Portfolio was May 29, 2015.

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Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, the S&P 500 Index and the Russell 1000 Value/S&P 500 Linked Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year	Since Inception	†
Institutional	-19.89%	6.36%	10.78%	7.80%
Open	-20.07%	6.08%	10.45%	7.49%
R6	-19.89%	6.36%	N/A	7.70%
S&P 500 Index	-18.11%	9.42%	12.56%	9.00% (Institutional and Open Shares) 11.68% (R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	-18.11%	9.43%	12.56%	8.41% (Institutional and Open Shares) N/A (R6 Shares)
†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

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Lazard US Equity Focus Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Focus Portfolio and the S&P 500 Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year	Since Inception	†
Institutional	-16.94%	9.62%	11.18%	7.84%
Open	-17.18%	9.31%	10.87%	7.53%
R6	-17.00%	9.61%	N/A	9.47%
S&P 500 Index	-18.11%	9.42%	12.56%	8.76% (Institutional and Open Shares) 10.68% (R6 Shares)
†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio and the Russell 2500 Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Five year	Ten year	Since Inception	†
Institutional	-15.23%	4.06%	9.13%	9.94%
Open	-15.49%	3.74%	8.80%	7.63%
R6	-15.01%	N/A	N/A	2.83%
Russell 2500 Index	-18.37%	5.89%	10.03%	10.27% (Institutional Shares) 8.95% (Open Shares) 5.06% (R6 Shares)
†	The inception date for the Institutional Shares was October 30, 1991, for the Open Shares was January 30, 1997 and for the R6 Shares was January 8, 2020.

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Lazard US Sustainable Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Sustainable Equity Portfolio and the S&P 500 Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Since Inception	†
Institutional	-18.07%	10.94%
Open	-18.32%	10.63%
S&P 500 Index	-18.11%	10.64%
†	The inception date for the Institutional Shares and Open Shares was June 30, 2020.

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Lazard US Systematic Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Systematic Small Cap Equity Portfolio and the Russell 2000 Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One year	Since Inception	†
Institutional	-16.33%	-12.04%
Open	-16.51%	-12.22%
Russell 2000 Index	-20.44%	-19.22%
†	The inception date for the Institutional Shares and Open Shares was October 29, 2021.

Notes to Performance Overviews:

Information About Portfolio Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or SS&C Global Investor and Distribution Solutions, the Fund’s transfer agent and dividend disbursement agent (“SS&C GIDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to the receipt of settlement proceeds by the Lazard International Equity, Lazard International Small Cap Equity and Lazard Developing Markets Equity Portfolios from a class action lawsuit. For the Lazard Developing Markets Equity Portfolio, these proceeds impacted the total return of Open Shares but did not impact that of Institutional Shares; amounts may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on a Portfolio’s distributions or the redemption of Portfolio shares.

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The performance of Institutional Shares, Open Shares and R6 Shares of a Portfolio, as applicable, may vary, primarily based on the differences in fees borne by shareholders investing in different classes of a Portfolio.

Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices.

The MSCI ACWI ex-US is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging markets country indices.

The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The MSCI EAFE Small Cap Index targets all companies with market capitalizations below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float-adjusted market capitalization in each market (subject to minimum investability criteria and a universal minimum size range). The MSCI EAFE Small Cap Index consists of 21 developed markets country indices.

The MSCI EAFE/ACWI ex-US Linked Index is an unmanaged index created by the Investment Manager which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when the Lazard International Equity Select Portfolio’s benchmark index changed) and the MSCI ACWI ex-US for all periods thereafter.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices.

The MSCI World Core Infrastructure (USD) Index (the “Infrastructure Index”) captures large and mid-cap securities across the 23 developed market countries. The Infrastructure Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. However, note that the Lazard Global Listed Infrastructure Portfolio invests in a range of companies globally, and is not limited to investing in developed markets countries.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

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The Russell 1000 Value/S&P 500 Linked Index is an unmanaged index created by the Investment Manager which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 (when the Lazard US Equity Concentrated Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter.

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy.

44  Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2022 through December 31, 2022 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  45

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$952.70	$5.66	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$951.50	$6.89	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,000.00	$6.05	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Open Shares
Actual	$1,000.00	$998.50	$7.30	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.38	1.45%
R6 Shares
Actual	$1,000.00	$1,000.40	$5.80	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$958.00	$4.49	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63	0.91%
Open Shares
Actual	$1,000.00	$957.40	$5.72	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%

46  Annual Report

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,002.40	$5.25	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30	1.04%
Open Shares
Actual	$1,000.00	$1,002.40	$6.51	1.29%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.56	1.29%
R6 Shares
Actual	$1,000.00	$1,001.10	$5.20	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%

Emerging Markets Strategic Equity
Institutional Shares
Actual	$1,000.00	$984.90	$5.50	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$983.40	$6.75	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

Equity Franchise
Institutional Shares
Actual	$1,000.00	$1,021.80	$4.84	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$1,019.30	$6.11	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Annual Report  47

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,039.20	$4.52	0.88%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.48	0.88%
Open Shares
Actual	$1,000.00	$1,038.50	$5.91	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$991.10	$4.82	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%
Open Shares
Actual	$1,000.00	$989.80	$6.07	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16	1.21%

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,045.60	$4.64	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,045.30	$5.93	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

International Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,058.40	$4.15	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Open Shares
Actual	$1,000.00	$1,056.90	$5.44	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

48  Annual Report

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio During Period 7/1/22 - 12/31/22
			’
International Equity
Institutional Shares
Actual	$1,000.00	$1,030.60	$4.15	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Open Shares
Actual	$1,000.00	$1,028.90	$5.42	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40	1.06%
R6 Shares
Actual	$1,000.00	$1,030.30	$4.09	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%

International Equity Select
Institutional Shares
Actual	$1,000.00	$1,017.90	$4.58	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,016.30	$5.84	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

International Quality Growth
Institutional Shares
Actual	$1,000.00	$1,038.90	$4.37	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Open Shares
Actual	$1,000.00	$1,037.30	$5.65	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%

Annual Report  49

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,025.00	$5.82	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Open Shares
Actual	$1,000.00	$1,023.70	$7.09	1.39%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$7.07	1.39%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,027.80	$4.14	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Open Shares
Actual	$1,000.00	$1,026.40	$5.47	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.45	1.07%
R6 Shares
Actual	$1,000.00	$1,027.70	$4.14	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%

Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$1,038.40	$3.85	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,036.70	$5.13	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

50  Annual Report

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio During Period 7/1/22 - 12/31/22
			’
US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$989.40	$3.96	0.79%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02	0.79%
Open Shares
Actual	$1,000.00	$988.80	$5.26	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
R6 Shares
Actual	$1,000.00	$989.40	$3.91	0.78%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97	0.78%

US Equity Focus
Institutional Shares
Actual	$1,000.00	$1,014.20	$3.55	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Open Shares
Actual	$1,000.00	$1,013.10	$4.82	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
R6 Shares
Actual	$1,000.00	$1,014.20	$3.55	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,050.60	$5.43	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$1,049.40	$6.72	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
R6 Shares
Actual	$1,000.00	$1,051.40	$4.86	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79	0.94%

Annual Report  51

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

US Sustainable Equity
Institutional Shares
Actual	$1,000.00	$1,043.40	$3.86	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,042.50	$5.15	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

US Systematic Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,054.60	$4.66	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,053.10	$6.00	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

52  Annual Report

The Lazard Funds, Inc.

Portfolio Holdings Presented by Sector December 31, 2022

Asset Class/Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio

Equity
Communication Services	8.6%	9.7%	10.2%	5.4%
Consumer Discretionary	19.9	15.6	13.9	10.2
Consumer Staples	3.1	5.9	5.4	7.5
Energy	3.5	7.3	4.6	9.9
Financials	22.2	20.7	21.2	26.3
Health Care	2.1	2.0	3.9	4.0
Industrials	13.2	9.6	5.8	3.5
Information Technology	22.9	20.0	19.5	20.1
Marine Services	—	—	0.3	—
Materials	3.7	7.9	7.8	7.3
Real Estate	—	—	2.3	2.3
Utilities	—	1.0	2.7	1.8
Short-Term Investments	0.8	0.3	2.4	1.7
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard Emerging Markets Strategic Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio

Equity
Communication Services	6.9%	12.2%	6.7%	2.8%
Consumer Discretionary	17.1	19.8	14.7	—
Consumer Staples	7.6	1.0	13.4	—
Energy	5.4	—	—	—
Financials	26.6	—	16.1	—
Health Care	3.5	25.4	12.0	—
Industrials	2.9	17.3	16.2	43.1
Information Technology	19.4	14.2	19.4	—
Materials	7.6	—	0.9	—
Real Estate	1.1	—	—	—
Utilities	1.3	4.0	—	48.6
Short-Term Investments	0.6	6.1	0.6	5.5
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  53

Asset Class/Sector*	Lazard Global Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Equity
Communication Services	8.7%	3.7%	2.7%	5.1%
Consumer Discretionary	4.2	11.3	13.0	11.1
Consumer Staples	8.6	10.6	11.3	6.1
Energy	1.3	5.1	6.4	7.3
Financials	17.6	18.3	15.4	15.7
Health Care	23.2	13.9	11.4	9.7
Industrials	10.7	15.5	20.7	22.0
Information Technology	19.3	8.1	5.1	8.5
Materials	1.9	7.1	6.7	6.3
Real Estate	—	2.4	1.9	1.7
Utilities	1.6	3.3	5.4	5.3
Short-Term Investments	2.9	0.7	—	1.2
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

Equity
Communication Services	8.0%	3.0%	3.7%	8.9%
Consumer Discretionary	13.8	11.4	8.5	9.2
Consumer Staples	11.7	6.6	11.9	19.7
Energy	—	3.0	2.2	1.4
Financials	20.3	13.1	19.8	9.3
Health Care	11.4	5.7	11.2	19.2
Industrials	18.2	25.7	21.0	7.9
Information Technology	16.6	11.0	8.0	8.3
Materials	—	6.3	4.1	0.6
Real Estate	—	8.7	2.0	4.8
Utilities	—	3.3	4.8	10.7
Short-Term Investments	—	2.2	2.8	—
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

54  Annual Report

Asset Class/Sector*	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio

Equity
Communication Services	13.0%	5.5%	4.3%	1.0%
Consumer Discretionary	14.0	14.2	10.5	4.8
Consumer Staples	4.6	4.5	3.3	6.2
Energy	—	—	5.2	—
Financials	6.0	19.0	15.7	12.5
Health Care	11.7	16.5	13.3	24.5
Industrials	15.1	11.3	17.6	12.7
Information Technology	25.7	22.0	14.7	27.0
Materials	3.3	—	6.9	3.8
Real Estate	6.2	2.3	6.1	2.4
Utilities	—	—	2.4	—
Short-Term Investments	0.4	4.7	—	5.1
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard US Systematic Small Cap Equity Portfolio

Equity
Communication Services	3.8%
Consumer Discretionary	12.7
Consumer Staples	4.3
Energy	2.5
Financials	5.4
Health Care	15.3
Industrials	23.9
Information Technology	20.5
Materials	5.7
Real Estate	4.9
Utilities	0.3
Short-Term Investments	0.7
Total Investments	100.0%

*	Represents percentage of total investments.

Annual Report  55

The Lazard Funds, Inc. Portfolios of Investments
December 31, 2022

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 97.9%

Brazil | 4.2%
Dexco SA	476,408	$610,414
Pagseguro Digital Ltd., Class A (*)	69,524	607,640
Petro Rio SA (*)	153,400	1,085,892
Rumo SA	305,444	1,075,634
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	293,800	702,875
		4,082,455

China | 36.6%
Airtac International Group	27,765	840,368
Alibaba Group Holding Ltd. ADR (*)	38,127	3,358,607
Autohome, Inc. ADR	37,231	1,139,269
Baidu, Inc., Class A (*)	66,700	958,701
China Tourism Group Duty Free Corp. Ltd., Class A	93,900	2,919,794
Chow Tai Seng Jewellery Co. Ltd., Class A	529,250	1,068,502
JD.com, Inc., Class A	79,909	2,246,269
Jiangsu King’s Luck Brewery JSC Ltd., Class A	123,800	906,119
Minth Group Ltd.	656,000	1,767,905
Ping An Insurance (Group) Co. of China Ltd., Class H	263,500	1,739,150
Shanghai Liangxin Electrical Co. Ltd., Class A	812,392	1,712,677
Tencent Holdings Ltd.	124,800	5,304,275
Topsports International Holdings Ltd.	1,005,000	788,580
Trip.com Group Ltd. ADR (*)	56,317	1,937,305
Weibo Corp. ADR (*)	38,883	743,443
Wuliangye Yibin Co. Ltd., Class A	82,600	2,138,727
Xiaomi Corp., Class B (*)	493,000	686,133
Yadea Group Holdings Ltd.	848,000	1,412,395
Zhongsheng Group Holdings Ltd.	348,500	1,776,379
ZTO Express Cayman, Inc. ADR	83,594	2,246,171
		35,690,769

The accompanying notes are an integral part of these financial statements.

56  Annual Report

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio (continued)

Colombia | 0.6%
Bancolombia SA ADR	21,122	$602,822

Hong Kong | 1.1%
Techtronic Industries Co. Ltd.	93,502	1,041,146

Hungary | 2.1%
Richter Gedeon Nyrt.	92,852	2,062,876

India | 12.6%
Bajaj Finance Ltd.	17,055	1,349,851
HDFC Bank Ltd. ADR	47,513	3,250,364
ICICI Bank Ltd. ADR	143,870	3,149,314
Mphasis Ltd.	23,096	550,927
Reliance Industries Ltd.	71,137	2,182,208
UPL Ltd.	205,069	1,775,457
		12,258,121

Indonesia | 4.1%
PT Bank Central Asia Tbk	3,218,400	1,764,488
PT Bank Rakyat Indonesia (Persero) Tbk	7,073,549	2,242,394
		4,006,882

Mexico | 2.7%
Grupo Financiero Banorte SAB de CV, Class O	366,757	2,633,257

Peru | 0.7%
Credicorp Ltd.	4,961	673,009

Philippines | 2.6%
BDO Unibank, Inc.	846,842	1,598,664
International Container Terminal Services, Inc.	270,829	974,744
		2,573,408

Poland | 1.7%
InPost SA (*)	197,279	1,667,346

The accompanying notes are an integral part of these financial statements.

Annual Report  57

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio (continued)

South Africa | 3.0%
Capitec Bank Holdings Ltd.	5,917	$647,231
Foschini Group Ltd.	115,883	691,140
Standard Bank Group Ltd.	160,094	1,581,075
		2,919,446

South Korea | 8.6%
CJ Logistics Corp. (*)	7,943	592,008
Samsung Electronics Co. Ltd.	124,811	5,503,927
SK Hynix, Inc.	37,688	2,268,511
		8,364,446

Taiwan | 14.7%
ASE Technology Holding Co. Ltd.	417,289	1,273,713
Bizlink Holding, Inc.	165,000	1,268,712
Chroma ATE, Inc.	251,000	1,476,598
Hiwin Technologies Corp.	118,714	704,334
Lotes Co. Ltd.	63,000	1,691,786
MediaTek, Inc.	62,000	1,259,349
RichWave Technology Corp.	177,000	647,096
Sercomm Corp.	324,000	805,744
Silicon Motion Technology Corp. ADR	17,718	1,151,493
Taiwan Semiconductor Manufacturing Co. Ltd.	276,000	4,022,603
		14,301,428

United States | 1.3%
JS Global Lifestyle Co. Ltd.	1,131,500	1,271,631

Zambia | 1.3%
First Quantum Minerals Ltd.	59,163	1,236,131

Total Common Stocks (Cost $87,833,020)		95,385,173

The accompanying notes are an integral part of these financial statements.

58  Annual Report

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $731,270)	731,270	$731,270

Total Investments | 98.7% (Cost $88,564,290)		$96,116,443

Cash and Other Assets in Excess of Liabilities | 1.3%		1,281,125

Net Assets | 100.0%		$97,397,568

The accompanying notes are an integral part of these financial statements.

Annual Report  59

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 92.5%

Brazil | 5.8%
Banco BTG Pactual SA	227,896	$1,032,455
Banco do Brasil SA	118,200	775,917
Centrais Eletricas Brasileiras SA	106,100	846,414
Lojas Renner SA	120,858	455,263
MercadoLibre, Inc. (*)	678	573,751
Pet Center Comercio e Participacoes SA	179,366	210,898
Petroleo Brasileiro SA ADR	76,653	816,354
Rumo SA	210,658	741,841
		5,452,893

Canada | 0.9%
Parex Resources, Inc.	56,631	842,773

China | 26.4%
Alibaba Group Holding Ltd. (*)	23,500	259,467
Alibaba Group Holding Ltd. ADR (*)	26,736	2,355,174
Bilibili, Inc. ADR (*)	10,813	256,160
Budweiser Brewing Co. APAC Ltd.	307,600	967,656
China Mengniu Dairy Co. Ltd.	154,000	692,693
Industrial & Commercial Bank of China Ltd., Class H	6,001,633	3,091,342
Innovent Biologics, Inc. (*)	97,500	418,599
JD.com, Inc. ADR	21,530	1,208,479
JD.com, Inc., Class A	15,726	442,063
Meituan, Class B (*)	52,400	1,158,636
Midea Group Co. Ltd., Class A	53,700	398,885
NetEase, Inc.	26,900	392,109
NetEase, Inc. ADR	8,760	636,239
PICC Property & Casualty Co. Ltd., Class H	839,770	794,866
Ping An Insurance (Group) Co. of China Ltd., Class H	225,000	1,485,043
Prosus NV	12,244	840,617
Remegen Co. Ltd., Class H (*)	53,500	397,001
Shenzhen Inovance Technology Co. Ltd., Class A	67,200	672,092
Shenzhou International Group Holdings Ltd.	58,091	653,689

The accompanying notes are an integral part of these financial statements.

60  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Tencent Holdings Ltd.	110,800	$4,709,245
Wuxi Biologics Cayman, Inc. (*)	111,000	852,154
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	116,100	672,557
XPeng, Inc., Class A (*)	90,700	450,830
Yum China Holdings, Inc.	21,142	1,155,410
		24,961,006

Ghana | 0.7%
Kosmos Energy Ltd. (*)	95,915	610,019

Hong Kong | 0.9%
Techtronic Industries Co. Ltd.	74,000	823,991

India | 13.2%
HDFC Bank Ltd. ADR	41,082	2,810,420
Hindalco Industries Ltd.	166,710	948,696
ICICI Bank Ltd. ADR	41,821	915,462
Infosys Ltd. ADR	93,785	1,689,068
Larsen & Toubro Ltd.	52,677	1,324,767
Reliance Industries Ltd.	53,275	1,634,271
Star Health & Allied Insurance Co. Ltd. (*)	117,720	805,930
UPL Ltd.	182,446	1,579,590
WNS Holdings Ltd. ADR (*)	10,039	803,020
		12,511,224

Indonesia | 2.8%
PT Bank Mandiri (Persero) Tbk	2,089,500	1,327,882
PT Telkom Indonesia (Persero) Tbk ADR	54,992	1,311,559
		2,639,441

Malaysia | 0.9%
Public Bank Berhad	870,500	852,694

Mexico | 6.4%
Arca Continental SAB de CV	181,045	1,470,175
Cemex SAB de CV ADR (*)	256,294	1,037,991

The accompanying notes are an integral part of these financial statements.

Annual Report  61

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Grupo Aeroportuario del Centro Norte SAB de CV	11,608	$717,839
Grupo Aeroportuario del Pacifico SAB de CV ADR	6,713	965,396
Grupo Financiero Banorte SAB de CV, Class O	132,800	953,483
Wal-Mart de Mexico SAB de CV	252,400	888,416
		6,033,300

Philippines | 1.3%
BDO Unibank, Inc.	439,509	829,702
PLDT, Inc.	18,535	439,332
		1,269,034

Poland | 1.2%
KGHM Polska Miedz SA	39,976	1,162,133

Qatar | 0.8%
Qatar National Bank QPSC	158,469	783,333

Saudi Arabia | 0.7%
Saudi National Bank	48,533	653,343

South Africa | 2.0%
Anglo American PLC	31,393	1,227,864
Bidvest Group Ltd.	54,189	682,950
		1,910,814

South Korea | 9.9%
DB Insurance Co. Ltd.	12,103	627,708
KB Financial Group, Inc.	14,440	550,005
LG Chem Ltd.	2,102	1,005,535
LG Electronics, Inc.	7,072	488,139
Samsung Electronics Co. Ltd.	97,147	4,283,997
Samsung SDI Co. Ltd.	1,907	898,585
SK Hynix, Inc.	14,273	859,119
SM Entertainment Co. Ltd.	10,847	661,994
		9,375,082

The accompanying notes are an integral part of these financial statements.

62  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Taiwan | 11.6%
Accton Technology Corp.	67,000	$510,630
ASE Technology Holding Co. Ltd.	282,000	860,763
Eclat Textile Co. Ltd.	49,789	802,027
Feng TAY Enterprise Co. Ltd.	94,000	630,994
Nien Made Enterprise Co. Ltd.	54,000	517,141
Realtek Semiconductor Corp.	40,000	365,393
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	97,273	7,245,866
		10,932,814

Thailand | 2.3%
Home Product Center Public Co. Ltd. (‡)	2,305,800	1,031,901
PTT Exploration & Production PCL (‡)	213,600	1,088,506
		2,120,407

United Arab Emirates | 2.5%
Abu Dhabi Ports Co. PJSC	1,151,076	1,799,176
ADNOC Drilling Co. PJSC	693,449	562,486
		2,361,662

United Kingdom | 1.2%
Unilever PLC ADR	22,643	1,140,075

United States | 1.0%
Tenaris SA ADR	25,885	910,117

Total Common Stocks (Cost $80,137,942)		87,346,155

Short-Term Investments | 0.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $232,210)	232,210	232,210

The accompanying notes are an integral part of these financial statements.

Annual Report  63

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

Total Investments | 92.7% (Cost $80,370,152)		$87,578,365

Cash and Other Assets in Excess of Liabilities | 7.3%		6,925,671

Net Assets | 100.0%		$94,504,036

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 95.8%

Brazil | 2.3%
Banco do Brasil SA	32,900	$215,970
Energisa SA	16,900	141,301
Suzano SA	14,700	136,440
Vale SA	81,709	1,387,804
		1,881,515

Chile | 0.7%
Sociedad Quimica y Minera de Chile SA ADR	7,646	610,457

China | 32.5%
360 DigiTech, Inc. ADR	8,192	166,789
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	42,800	111,189
Agricultural Bank of China Ltd., Class H	365,000	125,334
AIMA Technology Group Co. Ltd.	32,100	212,275
Alibaba Group Holding Ltd. (*)	203,000	2,241,356
Anhui Gujing Distillery Co. Ltd.	3,000	115,123
Baidu, Inc. ADR (*)	3,389	387,634
Bank of China Ltd., Class H	2,748,000	999,930
Bank of Communications Co. Ltd., Class H	367,000	210,262
Baoshan Iron & Steel Co. Ltd., Class A	172,300	138,575
Beijing Enterprises Holdings Ltd.	71,500	229,031
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	6,200	112,766
BYD Co. Ltd., Class H	12,500	307,392
BYD Electronic International Co. Ltd.	33,500	107,758
China CITIC Bank Corp. Ltd., Class H	763,000	338,245
China Construction Bank Corp., Class H	459,000	287,591
China Datang Corp. Renewable Power Co. Ltd.	490,000	145,035
China Galaxy Securities Co. Ltd., Class H	898,500	438,651
China Life Insurance Co. Ltd., Class H	80,000	137,368
China Longyuan Power Group Corp. Ltd., Class H	359,000	439,184
China Meidong Auto Holdings Ltd.	76,000	155,607

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

China Merchants Bank Co. Ltd., Class H	92,000	$509,994
China Pacific Insurance Group Co. Ltd., Class H	128,200	283,096
China Petroleum & Chemical Corp., Class H	1,214,000	586,719
China Resources Beer Holdings Co. Ltd.	16,000	111,841
China Resources Land Ltd.	46,000	208,932
China Resources Mixc Lifestyle Services Ltd.	28,600	145,303
China Taiping Insurance Holdings Co. Ltd.	144,600	180,100
China Tower Corp. Ltd., Class H	2,322,000	249,921
Chongqing Brewery Co. Ltd., Class A	6,600	120,996
Contemporary Amperex Technology Co. Ltd., Class A	1,600	90,594
COSCO SHIPPING Holdings Co. Ltd., Class H	173,800	177,276
CSPC Pharmaceutical Group Ltd.	543,840	571,447
G-bits Network Technology Xiamen Co. Ltd., Class A	2,400	107,770
Ganfeng Lithium Group Co. Ltd.	14,800	110,574
GD Power Development Co. Ltd., Class A (*)	396,400	243,219
GF Securities Co. Ltd., Class H	122,800	175,420
Greattown Holdings Ltd. Class A (*)	164,897	74,160
Haier Smart Home Co. Ltd. Class H	103,600	353,172
Industrial & Commercial Bank of China Ltd., Class H	536,000	276,085
JD Health International, Inc. (*)	22,200	203,024
JD.com, Inc., Class A	27,654	777,363
KE Holdings, Inc. ADR (*)	14,540	202,978
Kingnet Network Co. Ltd. (*)	135,300	127,218
Lenovo Group Ltd.	264,000	216,855
Li Auto, Inc. ADR (*)	5,154	105,142
Li Ning Co. Ltd.	18,500	158,753
Meihua Holdings Group Co. Ltd.	128,800	188,676
Meituan, Class B (*)	43,900	970,690
NetEase, Inc.	43,900	639,910
New China Life Insurance Co. Ltd., Class H	48,200	117,071
New Oriental Education & Technology Group, Inc. ADR (*)	5,515	192,032
NIO, Inc. ADR (*)	9,577	93,376
People’s Insurance Co. Group of China Ltd., Class H	1,397,000	463,603
PetroChina Co. Ltd., Class H	1,744,000	798,357
PICC Property & Casualty Co. Ltd., Class H	440,000	416,472

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Pinduoduo, Inc. ADR (*)	7,544	$615,213
Ping An Insurance (Group) Co. of China Ltd., Class H	42,500	280,508
Power Construction Corp. of China Ltd. Class A	135,700	138,031
Shandong WIT Dyne Health Co. Ltd., Class A	34,700	226,625
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3,700	167,941
Shenzhen Salubris Pharmaceuticals Co. Ltd.	38,200	180,545
Shenzhen YUTO Packaging Technology Co. Ltd.	31,000	147,488
Simcere Pharmaceutical Group Ltd.	107,000	159,330
Sunny Optical Technology Group Co. Ltd.	13,700	163,035
Suzhou TA&A Ultra Clean Technology Co. Ltd.	16,300	130,811
Tencent Holdings Ltd.	88,700	3,769,946
Tencent Music Entertainment Group ADR (*)	18,066	149,586
Tian Di Science & Technology Co. Ltd.	190,900	142,452
Tongwei Co. Ltd. Class A	46,493	258,142
Trip.com Group Ltd. ADR (*)	4,455	153,252
Vipshop Holdings Ltd. ADR (*)	11,458	156,287
Xuji Electric Co. Ltd., Class A	57,490	165,107
Yadea Group Holdings Ltd.	72,000	119,920
YongXing Special Materials Technology Co. Ltd.	7,800	103,466
Yum China Holdings, Inc.	12,390	677,114
Zhejiang Jiuzhou Pharmaceutical Co. Ltd.	25,100	152,828
Zhongsheng Group Holdings Ltd.	53,500	272,701
ZTO Express Cayman, Inc. ADR	8,516	228,825
		26,214,387

Colombia | 0.3%
Bancolombia SA ADR	8,654	246,985

Czech Republic | 0.5%
CEZ AS	13,036	443,911

Greece | 0.5%
Danaos Corp.	1,989	104,741
Hellenic Telecommunications Organization SA	19,248	300,611
		405,352

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Hong Kong | 0.2%
Orient Overseas International Ltd.	8,500	$153,281

Hungary | 0.3%
MOL Hungarian Oil & Gas PLC	34,564	241,428

India | 12.5%
Axis Bank Ltd. GDR	2,992	170,011
Dr Reddy’s Laboratories Ltd. ADR	13,922	720,463
GAIL India Ltd. GDR	31,520	222,277
HDFC Bank Ltd. ADR	15,885	1,086,693
ICICI Bank Ltd. ADR	78,351	1,715,103
Infosys Ltd. ADR	109,258	1,967,737
Larsen & Toubro Ltd. GDR	36,439	923,157
Mahindra & Mahindra Ltd. GDR	55,128	829,676
MakeMyTrip Ltd. (*)	4,085	112,623
Reliance Industries Ltd. GDR (#)	14,752	908,274
State Bank of India GDR	8,012	595,693
Tata Steel Ltd. GDR	6,282	85,296
Wipro Ltd. ADR	34,205	159,395
WNS Holdings Ltd. ADR (*)	7,066	565,209
		10,061,607

Indonesia | 3.1%
PT Astra International Tbk	504,200	183,690
PT Bank Mandiri (Persero) Tbk	1,327,000	843,311
PT Bank Negara Indonesia (Persero) Tbk	237,500	140,206
PT Bank Rakyat Indonesia (Persero) Tbk	1,620,500	513,717
PT Kalbe Farma Tbk	1,142,100	153,342
PT Sumber Alfaria Trijaya Tbk	1,292,000	219,942
PT Telkom Indonesia (Persero) Tbk ADR	5,773	137,686
PT Unilever Indonesia Tbk	1,040,300	313,748
		2,505,642

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Malaysia | 1.4%
CIMB Group Holdings Berhad	482,600	$635,693
Petronas Chemicals Group Bhd	251,700	491,588
		1,127,281

Mexico | 2.4%
Arca Continental SAB de CV	52,600	427,138
Coca-Cola Femsa SAB de CV ADR	10,313	700,047
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	7,600	108,872
Grupo Bimbo SAB de CV, Series A	29,200	123,414
Grupo Mexico SAB de CV, Series B	29,400	103,213
Wal-Mart de Mexico SAB de CV	126,500	445,264
		1,907,948

Monaco | 0.1%
Costamare, Inc.	9,147	84,884

Philippines | 0.6%
BDO Unibank, Inc.	103,758	195,874
International Container Terminal Services, Inc.	76,900	276,772
		472,646

Poland | 0.8%
KGHM Polska Miedz SA	9,979	290,097
Orange Polska SA	90,951	137,357
Polski Koncern Naftowy ORLEN SA	14,288	208,962
		636,416

Qatar | 0.4%
Industries Qatar QSC	52,702	185,614
Qatar National Bank QPSC	20,910	103,361
		288,975

Russia | 0.0%
PhosAgro PJSC (*), (¢)	42	0
Severstal PJSC GDR (*), (¢)	9,589	0
		0

The accompanying notes are an integral part of these financial statements.

Annual Report  69

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Saudi Arabia | 3.0%
Al Rajhi Bank (*)	15,066	$302,218
Arabian Internet & Communications Services Co.	4,376	283,033
Etihad Etisalat Co.	22,036	204,054
Nahdi Medical Co.	5,031	224,339
SABIC Agri-Nutrients Co.	8,581	333,788
Saudi Arabian Oil Co.	22,533	192,609
Saudi Basic Industries Corp.	17,518	416,792
Saudi Electricity Co.	41,124	252,646
Saudi Research & Media Group (*)	4,451	216,188
		2,425,667

South Africa | 3.8%
Absa Group Ltd.	21,529	245,744
African Rainbow Minerals Ltd.	11,401	193,230
Anglo American Platinum Ltd.	1,442	120,974
FirstRand Ltd.	76,752	280,334
Gold Fields Ltd. ADR	24,904	257,756
Growthpoint Properties Ltd.	531,091	451,435
Harmony Gold Mining Co. Ltd. ADR	33,213	112,924
Impala Platinum Holdings Ltd.	8,935	111,712
MTN Group Ltd.	20,848	156,166
Naspers Ltd., N Shares	1,966	324,097
Sappi Ltd. (*)	51,200	148,169
Sasol Ltd.	7,651	121,018
Sibanye Stillwater Ltd.	47,302	125,589
Standard Bank Group Ltd.	12,439	122,846
Thungela Resources Ltd.	8,209	138,780
Vodacom Group Ltd.	16,508	118,423
		3,029,197

South Korea | 11.5%
BGF retail Co. Ltd.	1,495	249,330
CJ CheilJedang Corp.	533	160,858
DB HiTek Co. Ltd.	2,449	72,794
DB Insurance Co. Ltd.	4,734	245,524

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

DGB Financial Group, Inc.	18,385	$101,994
Hanwha Aerospace Co. Ltd.	1,974	114,276
HL Mando Co. Ltd.	6,050	194,343
HMM Co. Ltd.	8,781	136,938
Hyundai Rotem Co. Ltd. (*)	7,208	160,619
KB Financial Group, Inc.	3,394	129,274
Kia Corp.	16,422	774,546
Korean Reinsurance Co.	49,080	264,925
KT Corp.	28,217	756,274
KT&G Corp.	8,367	605,003
LG Chem Ltd.	516	246,839
LG Electronics, Inc.	1,526	105,331
LG Innotek Co. Ltd.	918	185,527
LIG Nex1 Co. Ltd.	1,572	113,873
Meritz Financial Group, Inc. (*)	8,724	297,480
NCSoft Corp.	767	274,261
Samsung Electro-Mechanics Co. Ltd.	2,985	311,059
Samsung Electronics Co. Ltd. GDR	2,515	2,789,477
Samsung SDI Co. Ltd.	580	273,298
SK Hynix, Inc.	3,757	226,141
Woori Financial Group, Inc.	52,752	484,594
		9,274,578

Taiwan | 14.2%
Accton Technology Corp.	32,000	243,883
Advanced Energy Solution Holding Co. Ltd.	4,000	83,579
Advantech Co. Ltd.	20,000	215,130
Asia Vital Components Co. Ltd.	34,000	123,785
ASPEED Technology, Inc.	1,100	60,213
Chailease Holding Co. Ltd.	62,500	440,871
China Airlines Ltd.	170,000	105,011
Chung-Hsin Electric & Machinery Manufacturing Corp.	135,000	294,992
Delta Electronics, Inc.	102,000	950,212
E Ink Holdings, Inc.	24,000	125,593
Eva Airways Corp.	120,000	109,825

The accompanying notes are an integral part of these financial statements.

Annual Report  71

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Evergreen Marine Corp. Taiwan Ltd.	18,800	$98,069
Faraday Technology Corp.	23,000	106,489
Feng TAY Enterprise Co. Ltd.	23,000	154,392
Global Unichip Corp.	12,000	249,932
Hiwin Technologies Corp.	32,000	189,857
Hua Nan Financial Holdings Co. Ltd.	240,000	175,232
International Games System Co. Ltd.	20,000	281,886
Lotes Co. Ltd.	13,000	349,099
MediaTek, Inc.	15,000	304,681
Nan Ya Printed Circuit Board Corp.	20,000	147,486
Novatek Microelectronics Corp.	24,000	246,141
Poya International Co. Ltd.	13,000	210,347
Realtek Semiconductor Corp.	11,000	100,483
Ruentex Development Co. Ltd.	105,500	148,353
SinoPac Financial Holdings Co. Ltd.	660,060	357,248
Taiwan Semiconductor Manufacturing Co. Ltd.	315,000	4,591,014
Tong Yang Industry Co. Ltd.	159,000	222,815
Unimicron Technology Corp.	55,000	214,420
United Microelectronics Corp.	217,000	285,095
Voltronic Power Technology Corp.	4,000	200,715
Yang Ming Marine Transport Corp.	34,000	72,390
		11,459,238

Thailand | 2.5%
Bangkok Bank Public Co. Ltd.	67,200	291,035
Bangkok Dusit Medical Services PCL NVDR	235,500	197,223
Bumrungrad Hospital Public Co. Ltd. (‡)	60,600	370,931
Central Retail Corp. Public Co. Ltd (‡)	117,100	156,370
Chularat Hospital Public Co. Ltd. NVDR	1,702,300	180,686
Kasikornbank Public Co. Ltd. NVDR	38,500	163,508
Kiatnakin Phatra Bank Public Co. Ltd NVDR	59,000	125,314
Krung Thai Bank Public Co. Ltd. NVDR	595,800	303,855
Land & Houses Public Co. Ltd. (‡)	717,400	205,060
		1,993,982

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Turkey | 1.0%
Akbank TAS	204,266	$213,419
Haci Omer Sabanci Holding AS	69,406	167,347
Turk Hava Yollari AO (*)	38,791	291,928
Turkiye Is Bankasi AS, C Shares	255,696	174,713
		847,407

United Arab Emirates | 1.1%
Abu Dhabi Islamic Bank PJSC	83,458	206,792
Emaar Properties PJSC	178,639	284,350
Fertiglobe PLC	113,753	130,909
National Marine Dredging Co. (*)	37,134	247,576
		869,627

Total Common Stocks (Cost $78,854,156)		77,182,411

Preferred Stocks | 0.9%

Brazil | 0.9%
Gerdau SA	22,900	126,564
Petroleo Brasileiro SA	136,239	637,697

Total Preferred Stocks (Cost $873,499)		764,261

The accompanying notes are an integral part of these financial statements.

Annual Report  73

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Short-Term Investments | 2.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $1,905,055)	1,905,055	$1,905,055

Total Investments | 99.1% (Cost $81,632,710)		$79,851,727

Cash and Other Assets in Excess of Liabilities | 0.9%		747,662

Net Assets | 100.0%		$80,599,389

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 98.0%

Brazil | 11.0%
Banco do Brasil SA	6,867,126	$45,078,872
BB Seguridade Participacoes SA	10,346,617	65,697,983
CCR SA	16,237,417	33,258,210
Engie Brasil Energia SA	2,979,600	21,303,441
Petroleo Brasileiro SA ADR	5,120,889	54,537,468
Vale SA ADR	2,272,351	38,561,796
Vibra Energia SA	7,121,800	20,975,464
		279,413,234

China | 25.5%
A-Living Smart City Services Co. Ltd.	18,727,250	22,245,855
Anhui Conch Cement Co. Ltd., Class H	9,756,451	33,830,954
China Construction Bank Corp., Class H	141,988,224	88,964,110
China Medical System Holdings Ltd.	15,640,000	24,610,112
China Merchants Bank Co. Ltd., Class H	5,914,494	32,786,461
China Shenhua Energy Co. Ltd., Class H	6,588,610	18,966,816
China Vanke Co. Ltd., Class H	18,297,449	36,674,319
ENN Natural Gas Co. Ltd., Class A	9,555,253	22,096,870
Gree Electric Appliances, Inc. of Zhuhai, Class A	7,203,385	33,420,814
Hengan International Group Co. Ltd.	9,050,500	47,961,447
Huayu Automotive Systems Co. Ltd., Class A	12,869,648	32,091,187
Lenovo Group Ltd.	52,488,000	43,114,769
Midea Group Co. Ltd., Class A	3,069,799	22,802,566
Ping An Insurance (Group) Co. of China Ltd., Class H	8,994,000	59,362,124
Sinopharm Group Co. Ltd., Class H	21,654,414	54,915,990
Tingyi (Cayman Islands) Holding Corp.	22,302,000	39,278,035
Weichai Power Co. Ltd., Class H	25,461,288	33,927,022
		647,049,451

Czech Republic | 0.1%
CEZ AS	57,731	1,965,898

The accompanying notes are an integral part of these financial statements.

Annual Report  75

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

Egypt | 1.0%
Commercial International Bank Egypt SAE GDR	21,653,490	$25,842,206

Greece | 1.1%
OPAP SA	2,073,359	29,393,984

Hong Kong | 1.1%
ASMPT Ltd.	3,838,600	27,366,307

Hungary | 2.4%
MOL Hungarian Oil & Gas PLC	2,641,461	18,450,460
OTP Bank Nyrt	1,561,763	42,228,610
		60,679,070

India | 6.6%
Axis Bank Ltd.	2,268,911	25,502,227
Bajaj Auto Ltd.	483,215	21,080,593
Bharat Petroleum Corp. Ltd.	6,384,169	25,459,862
Indus Towers Ltd.	15,164,704	34,828,963
Petronet LNG Ltd.	10,585,729	27,508,168
UPL Ltd.	3,945,758	34,161,778
		168,541,591

Indonesia | 4.2%
PT Astra International Tbk	60,138,900	21,909,803
PT Bank Mandiri (Persero) Tbk	65,714,642	41,761,799
PT Telkom Indonesia (Persero) Tbk ADR	1,127,502	26,890,923
PT United Tractors Tbk	9,232,700	15,459,784
		106,022,309

Mexico | 5.0%
America Movil SAB de CV, Class L ADR	1,465,685	26,675,467
Grupo Financiero Banorte SAB de CV, Class O	3,765,337	27,034,526
Grupo Mexico SAB de CV, Series B	6,266,572	21,999,651
Kimberly-Clark de Mexico SAB de CV, Series A	18,696,695	31,729,644
Ternium SA ADR	679,091	20,753,021
		128,192,309
The accompanying notes are an integral part of these financial statements.

76  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

Portugal | 2.8%
Galp Energia SGPS SA	5,293,311	$71,626,186

Russia | 0.0%
Mobile TeleSystems PJSC ADR (*), (¢)	4,695,624	5
Sberbank of Russia PJSC (*), (¢)	13,596,421	13
		18

South Africa | 7.6%
Anglo American PLC	510,263	19,957,755
Bidvest Group Ltd.	1,849,471	23,309,087
Life Healthcare Group Holdings Ltd.	21,029,340	20,885,550
Nedbank Group Ltd.	4,109,120	51,412,934
Sanlam Ltd.	7,965,031	22,820,668
Standard Bank Group Ltd.	3,169,024	31,297,003
Vodacom Group Ltd.	3,183,969	22,840,710
		192,523,707

South Korea | 13.9%
Coway Co. Ltd.	630,264	27,986,024
Hyundai Mobis Co. Ltd.	177,809	28,346,243
KB Financial Group, Inc.	1,238,906	47,188,658
Kia Corp.	414,057	19,529,057
KT Corp.	868,886	23,287,926
KT&G Corp.	341,929	24,724,280
Samsung Electronics Co. Ltd.	1,765,384	77,850,058
Shinhan Financial Group Co. Ltd.	1,454,740	40,536,710
SK Hynix, Inc.	1,041,969	62,718,067
		352,167,023

Taiwan | 11.6%
ASE Technology Holding Co. Ltd.	18,490,000	56,437,999
Globalwafers Co. Ltd.	1,446,000	20,087,371
Hon Hai Precision Industry Co. Ltd.	7,567,425	24,585,654
MediaTek, Inc.	1,500,000	30,468,117

The accompanying notes are an integral part of these financial statements.

Annual Report  77

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (concluded)

Novatek Microelectronics Corp.	3,304,000	$33,885,385
Quanta Computer, Inc.	16,791,000	39,480,296
Taiwan Semiconductor Manufacturing Co. Ltd.	5,060,913	73,761,028
Wiwynn Corp.	665,000	17,231,082
		295,936,932

Thailand | 2.4%
Kasikornbank Public Co. Ltd.	4,638,154	19,739,657
PTT Exploration & Production PCL (‡)	4,497,800	22,920,794
Siam Cement Public Co. Ltd. (‡)	1,773,500	17,512,257
		60,172,708

United Kingdom | 1.7%
Unilever PLC	847,062	42,506,756

Total Common Stocks (Cost $2,525,490,490)		2,489,399,689

Short-Term Investments | 1.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $43,692,631)	43,692,631	43,692,631

Total Investments | 99.7% (Cost $2,569,183,121)		$2,533,092,320

Cash and Other Assets in Excess of Liabilities | 0.3%		7,335,532

Net Assets | 100.0%		$2,540,427,852

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Strategic Equity Portfolio

Common Stocks | 98.6%

Brazil | 7.4%
Banco BTG Pactual SA	120,388	$545,403
BB Seguridade Participacoes SA	81,500	517,501
Odontoprev SA	209,760	358,472
Petroleo Brasileiro SA ADR	88,024	937,456
Vale SA ADR	53,590	909,422
		3,268,254

China | 24.7%
Alibaba Group Holding Ltd. ADR (*)	13,506	1,189,743
Anhui Conch Cement Co. Ltd., Class H	160,000	554,808
ANTA Sports Products Ltd.	51,200	671,264
China Merchants Bank Co. Ltd., Class H	162,500	900,804
China Vanke Co. Ltd., Class H	245,222	491,508
CSPC Pharmaceutical Group Ltd.	510,000	535,889
ENN Energy Holdings Ltd.	41,200	574,774
JD.com, Inc. ADR	13,100	735,303
JD.com, Inc., Class A	1,175	33,030
Midea Group Co. Ltd., Class A	73,300	544,475
NetEase, Inc. ADR	6,256	454,373
Sinopharm Group Co. Ltd., Class H	270,400	685,739
Tencent Holdings Ltd.	25,792	1,096,217
Trip.com Group Ltd. ADR (*)	27,144	933,754
Weichai Power Co. Ltd., Class H	484,000	644,927
Yum China Holdings, Inc.	16,697	912,491
		10,959,099

France | 1.6%
Pernod Ricard SA ADR	17,462	686,780

Greece | 0.8%
OPAP SA	25,552	362,250

The accompanying notes are an integral part of these financial statements.

Annual Report  79

Description	Shares	Fair Value

Lazard Emerging Markets Strategic Equity Portfolio (continued)

Hong Kong | 3.9%
AIA Group Ltd.	97,200	$1,070,853
Techtronic Industries Co. Ltd.	57,782	643,403
		1,714,256

India | 15.2%
HDFC Bank Ltd.	93,005	1,830,833
ITC Ltd.	174,063	697,703
Reliance Industries Ltd.	47,956	1,471,104
SBI Cards & Payment Services Ltd.	35,723	342,761
State Bank of India	99,660	736,396
Tata Consultancy Services Ltd.	29,740	1,171,026
UPL Ltd.	59,498	515,125
		6,764,948

Indonesia | 5.2%
PT Astra International Tbk	1,181,200	430,335
PT Bank Central Asia Tbk	1,549,100	849,294
PT Bank Mandiri (Persero) Tbk	899,100	571,380
PT Telkom Indonesia (Persero) Tbk ADR	20,018	477,429
		2,328,438

Macau | 1.0%
Sands China Ltd. (*)	136,400	451,889

Mexico | 4.3%
America Movil SAB de CV, Class L ADR	34,497	627,845
Grupo Financiero Banorte SAB de CV, Class O	61,577	442,113
Grupo Mexico SAB de CV, Series B	110,499	387,922
Kimberly-Clark de Mexico SAB de CV, Series A	272,974	463,257
		1,921,137

Russia | 0.0%
Mobile TeleSystems PJSC ADR (*), (¢)	45,259	0
Sberbank of Russia PJSC (*), (¢)	213,889	0
		0

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Strategic Equity Portfolio (continued)

Saudi Arabia | 2.4%
Arabian Internet & Communications Services Co.	9,912	$641,094
Saudi National Bank	31,787	427,911
		1,069,005

South Africa | 4.2%
Anglo American PLC	26,249	1,026,669
Capitec Bank Holdings Ltd.	4,222	461,824
Vodacom Group Ltd.	53,245	381,961
		1,870,454

South Korea | 11.0%
Coway Co. Ltd.	10,956	486,486
Hyundai Mobis Co. Ltd.	3,219	513,172
Kia Corp.	7,300	344,306
Samsung Electronics Co. Ltd.	32,904	1,451,003
Shinhan Financial Group Co. Ltd.	42,317	1,179,174
SK Hynix, Inc.	15,384	925,992
		4,900,133

Taiwan | 13.5%
ASE Technology Holding Co. Ltd.	142,000	433,434
Chailease Holding Co. Ltd.	126,000	888,795
CTBC Financial Holding Co. Ltd.	929,000	667,694
Hon Hai Precision Industry Co. Ltd.	235,136	763,929
MediaTek, Inc.	30,000	609,362
Quanta Computer, Inc.	231,000	543,145
Taiwan Semiconductor Manufacturing Co. Ltd.	144,387	2,104,390
		6,010,749

Thailand | 1.4%
CP ALL Public Co. Ltd.	310,400	611,659

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Description	Shares	Fair Value

Lazard Emerging Markets Strategic Equity Portfolio (concluded)

United Kingdom | 2.0%
Unilever PLC	17,667	$886,555

Total Common Stocks (Cost $47,696,545)		43,805,606

Preferred Stocks | 1.0%

Brazil | 1.0%
Banco Bradesco SA (Cost $614,633)	152,810	443,124

Short-Term Investments | 0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $276,372)	276,372	276,372

Total Investments | 100.2% (Cost $48,587,550)		$44,525,102

Liabilities in Excess of Cash and Other Assets | (0.2)%		(90,278)

Net Assets | 100.0%		$44,434,824

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio

Common Stocks | 91.7%

Belgium | 1.0%
Anheuser-Busch InBev SA/NV	27,261	$1,638,882

France | 2.0%
Vinci SA	32,555	3,251,431

Germany | 9.4%
Fresenius Medical Care AG & Co. KGaA	245,668	8,035,349
Knorr-Bremse AG	126,819	6,930,000
		14,965,349

Japan | 3.7%
Secom Co. Ltd.	104,701	5,972,711

Luxembourg | 3.9%
SES SA	949,360	6,197,366

Spain | 3.9%
Ferrovial SA	239,154	6,256,113

United Kingdom | 6.3%
National Grid PLC	389,919	4,683,465
Smith & Nephew PLC	290,578	3,882,054
United Utilities Group PLC	126,122	1,512,386
		10,077,905

United States | 61.5%
Alphabet, Inc., Class C (*)	34,763	3,084,521
Cognizant Technology Solutions Corp., Class A	167,108	9,556,906
CVS Health Corp.	88,067	8,206,964
DaVita, Inc. (*)	44,633	3,332,746
DENTSPLY SIRONA, Inc.	147,614	4,700,030
eBay, Inc.	149,935	6,217,804
Fiserv, Inc. (*)	62,239	6,290,496

The accompanying notes are an integral part of these financial statements.

Annual Report  83

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio (concluded)

H&R Block, Inc.	156,351	$5,708,375
International Game Technology PLC	424,669	9,631,493
Medtronic PLC	82,485	6,410,734
Norfolk Southern Corp.	12,995	3,202,228
Omnicom Group, Inc.	117,892	9,616,450
Pediatrix Medical Group, Inc. (*)	348,715	5,181,905
Stericycle, Inc. (*)	30,185	1,505,930
Tapestry, Inc.	248,329	9,456,368
Visa, Inc., Class A	30,501	6,336,888
		98,439,838

Total Common Stocks (Cost $148,709,059)		146,799,595

Short-Term Investments | 6.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $9,542,459)	9,542,459	9,542,459

Total Investments | 97.7% (Cost $158,251,518)		$156,342,054

Cash and Other Assets in Excess of Liabilities | 2.3%		3,712,102

Net Assets | 100.0%		$160,054,156

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 99.7%

Canada | 6.1%
Canadian National Railway Co.	9,265	$1,100,578
Dollarama, Inc.	23,902	1,397,932
National Bank of Canada	28,075	1,891,641
Toromont Industries Ltd.	16,852	1,216,107
		5,606,258

China | 3.0%
Alibaba Group Holding Ltd. ADR (*)	7,119	627,113
NXP Semiconductors NV	7,327	1,157,886
Tencent Holdings Ltd.	24,123	1,025,280
		2,810,279

Denmark | 0.9%
Carlsberg AS, Class B	6,308	835,031

France | 4.6%
Legrand SA	9,029	726,992
LVMH Moet Hennessy Louis Vuitton SE	1,860	1,351,188
Pernod Ricard SA	5,439	1,069,087
Thales SA	8,549	1,092,873
		4,240,140

Germany | 1.1%
Merck KGaA	5,215	1,009,938

Hong Kong | 1.3%
AIA Group Ltd.	110,583	1,218,293

India | 1.6%
HDFC Bank Ltd. ADR	21,404	1,464,248

Japan | 4.5%
BayCurrent Consulting, Inc.	25,800	806,737
Kadokawa Corp.	40,100	732,948

The accompanying notes are an integral part of these financial statements.

Annual Report  85

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

Nintendo Co. Ltd.	24,000	$1,005,014
Olympus Corp.	51,800	915,601
Shimano, Inc.	4,300	685,110
		4,145,410

Netherlands | 2.2%
Wolters Kluwer NV	19,857	2,074,244

Spain | 0.8%
Industria de Diseno Textil SA	28,627	762,284

Sweden | 1.9%
Assa Abloy AB, Class B	26,734	575,207
Hexagon AB, B Shares	113,366	1,191,676
		1,766,883

Switzerland | 3.9%
ABB Ltd.	43,978	1,339,472
Partners Group Holding AG	1,065	946,668
Swatch Group AG	4,848	1,376,327
		3,662,467

Taiwan | 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	19,390	1,444,361

United Kingdom | 6.8%
Coca-Cola Europacific Partners PLC	21,099	1,167,197
Diageo PLC	33,628	1,484,988
RELX PLC	64,025	1,765,493
Unilever PLC	36,711	1,852,033
		6,269,711

United States | 59.4%
Accenture PLC, Class A	8,341	2,225,712
Alphabet, Inc., Class A (*)	31,453	2,775,098
Amazon.com, Inc. (*)	24,447	2,053,548

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

Amphenol Corp., Class A	14,977	$1,140,349
Aon PLC, Class A	6,868	2,061,361
Avery Dennison Corp.	4,593	831,333
Bank of America Corp.	35,297	1,169,037
Booz Allen Hamilton Holding Corp.	18,336	1,916,479
Boston Scientific Corp. (*)	29,050	1,344,143
BRP, Inc.	10,947	834,608
Charles Schwab Corp.	22,528	1,875,681
Coca-Cola Co.	29,662	1,886,800
Computershare Ltd.	55,692	993,539
Deere & Co.	2,866	1,228,826
Dollar General Corp.	6,275	1,545,219
Estee Lauder Cos., Inc., Class A	6,726	1,668,788
Intercontinental Exchange, Inc.	16,954	1,739,311
IQVIA Holdings, Inc. (*),	9,674	1,982,106
Johnson & Johnson	12,852	2,270,306
McDonald’s Corp.	5,093	1,342,158
Microsoft Corp.	13,550	3,249,561
Motorola Solutions, Inc.	6,877	1,772,272
NIKE, Inc., Class B	10,365	1,212,809
Procter & Gamble Co.	11,052	1,675,041
PTC, Inc. (*)	11,483	1,378,419
Rockwell Automation, Inc.	4,510	1,161,641
S&P Global, Inc.	4,474	1,498,522
Sysco Corp.	10,695	817,633
Texas Instruments, Inc.	9,548	1,577,520
Thermo Fisher Scientific, Inc.	4,333	2,386,140
TopBuild Corp. (*),	3,346	523,615
Visa, Inc., Class A	8,996	1,869,009
Warner Music Group Corp., Class A	17,636	617,613
Wells Fargo & Co.	27,763	1,146,334
Zoetis, Inc.	8,122	1,190,279
		54,960,810

Total Common Stocks (Cost $72,628,050)		92,270,357

The accompanying notes are an integral part of these financial statements.

Annual Report  87

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (concluded)

Short-Term Investments | 0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $536,883)	536,883	$536,883

Total Investments(e) | 100.3% (Cost $73,164,933)		$92,807,240

Liabilities in Excess of Cash and Other Assets | (0.3)%		(249,672)

Net Assets | 100.0%		$92,557,568

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 93.1%

Australia | 8.0%
Atlas Arteria Ltd. (^)	79,017,229	$355,284,219
Transurban Group	33,226,690	293,398,501
		648,682,720

Canada | 2.0%
Canadian National Railway Co.	1,366,573	162,333,531

France | 5.7%
Eutelsat Communications SA	12,325,587	92,035,457
Vinci SA	3,741,805	373,712,832
		465,748,289

Hong Kong | 4.1%
CK Infrastructure Holdings Ltd.	24,321,500	127,306,214
Power Assets Holdings Ltd.	37,833,765	207,232,619
		334,538,833

Italy | 14.8%
Hera SpA	69,843,401	188,831,238
Italgas SpA (^)	44,416,614	246,294,741
Snam SpA	78,641,300	381,819,179
Terna - Rete Elettrica Nazionale	52,237,996	386,653,446
		1,203,598,604

Luxembourg | 1.6%
SES SA (^)	20,326,589	132,690,782

Portugal | 0.9%
Redes Energeticas Nacionais SGPS SA	28,228,757	76,258,561

Spain | 10.2%
Aena SME SA (*)	1,448,700	182,450,063
Ferrovial SA	24,740,985	647,208,067
		829,658,130

The accompanying notes are an integral part of these financial statements.

Annual Report  89

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio (continued)

Switzerland | 2.0%
Flughafen Zurich AG (*)	1,044,956	$161,919,563

United Kingdom | 19.2%
National Grid PLC	54,202,879	651,051,303
Pennon Group PLC (^)	14,334,169	154,093,807
Severn Trent PLC	11,843,155	379,805,836
United Utilities Group PLC	31,151,853	373,555,935
		1,558,506,881

United States | 24.6%
Consolidated Edison, Inc.	2,585,655	246,438,778
CSX Corp.	12,802,981	396,636,352
Exelon Corp.	3,887,400	168,052,302
Norfolk Southern Corp.	2,614,319	644,220,488
Pinnacle West Capital Corp.	3,974,278	302,204,099
Union Pacific Corp.	1,155,900	239,352,213
		1,996,904,232

Total Common Stocks (Cost $7,378,641,706)		7,570,840,126

Short-Term Investments | 5.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $436,543,028)	436,543,028	436,543,028

Total Investments | 98.5% (Cost $7,815,184,734) (»)		$8,007,383,154

Cash and Other Assets in Excess of Liabilities | 1.5%		118,038,467

Net Assets | 100.0%		$8,125,421,621

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2022:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CAD	60,442,350	USD	44,545,529	SSB	03/29/23	$125,768	$—
EUR	202,487,827	USD	216,690,728	SSB	03/29/23	1,323,436	—
USD	64,733,427	AUD	93,788,696	BNP	03/29/23	658,853	—
USD	116,123,601	AUD	168,234,120	CIT	03/29/23	1,189,392	—
USD	251,986,759	AUD	364,928,472	HSB	03/29/23	2,674,876	—
USD	104,050,906	AUD	150,725,237	MSC	03/29/23	1,078,418	—
USD	186,747,654	AUD	270,591,127	SSB	03/29/23	1,885,171	—
USD	5,820,838	CAD	7,936,858	BNP	03/29/23	—	45,078
USD	87,963,620	CAD	119,999,971	CIT	03/29/23	—	725,094
USD	57,424,718	CAD	78,290,644	HSB	03/29/23	—	437,768
USD	37,928,309	CAD	51,721,014	MSC	03/29/23	—	297,286
USD	18,547,968	CAD	25,288,670	SCB	03/29/23	—	142,201
USD	36,608,468	CHF	33,628,905	BNP	03/29/23	—	95,239
USD	37,084,360	CHF	34,019,338	SCB	03/29/23	—	45,479
USD	89,918,526	CHF	82,528,122	SSB	03/29/23	—	155,417
USD	333,424,917	EUR	311,045,214	BNP	03/29/23	—	1,470,585
USD	432,068,920	EUR	402,598,695	CAN	03/29/23	—	1,400,190
USD	245,007,296	EUR	228,498,294	CIT	03/29/23	—	1,011,763
USD	488,742,168	EUR	455,383,081	HSB	03/29/23	—	1,558,722
USD	368,044,158	EUR	343,204,717	MEL	03/29/23	—	1,476,769
USD	523,602,824	EUR	487,948,432	RBC	03/29/23	—	1,760,460
USD	624,375,273	EUR	581,739,579	SSB	03/29/23	—	1,970,864
USD	173,830,032	GBP	141,628,060	CAN	03/29/23	2,252,160	—
USD	80,747,137	GBP	66,866,523	HSB	03/29/23	—	259,520
USD	497,035,290	GBP	405,400,571	HSB	03/29/23	5,905,442	—
USD	216,922,198	GBP	176,771,258	MSC	03/29/23	2,769,463	—
USD	352,397,596	GBP	287,543,579	RBC	03/29/23	4,047,731	—
USD	272,719,160	GBP	222,226,789	SSB	03/29/23	3,498,501	—
USD	89,861,913	HKD	699,287,435	BNP	03/29/23	135,552	—
USD	31,621,174	HKD	246,531,320	HSB	03/29/23	—	11,538
USD	32,564,820	HKD	253,400,182	HSB	03/29/23	50,756	—
USD	75,289,547	HKD	586,050,823	MSC	03/29/23	92,704	—
USD	9,708,012	HKD	75,539,980	SCB	03/29/23	15,392	—
USD	94,890,286	HKD	738,578,538	SSB	03/29/23	122,439	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$27,826,054	$12,863,973

The accompanying notes are an integral part of these financial statements.

Annual Report  91

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 97.5%

Canada | 4.6%
Canadian Pacific Railway Ltd.	2,109	$157,241
TMX Group Ltd.	1,085	108,596
Toromont Industries Ltd.	2,051	148,008
Trisura Group Ltd. (*)	2,101	70,276
		484,121

China | 1.0%
Tencent Holdings Ltd.	2,400	102,005

Denmark | 3.3%
Genmab AS (*)	511	216,448
Vestas Wind Systems AS	4,729	138,163
		354,611

France | 1.8%
Pernod Ricard SA	979	192,432

Germany | 4.7%
Continental AG	1,364	81,493
Hensoldt AG	2,478	58,638
Infineon Technologies AG	4,206	128,105
Merck KGaA	1,199	232,199
		500,435

Hong Kong | 2.2%
AIA Group Ltd.	20,800	229,154

India | 1.6%
HDFC Bank Ltd. ADR	2,511	171,777

Ireland | 1.0%
Ryanair Holdings PLC ADR (*)	1,418	106,010

The accompanying notes are an integral part of these financial statements.

92  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

Japan | 3.6%
BayCurrent Consulting, Inc.	4,000	$125,075
Kadokawa Corp.	4,600	84,079
Olympus Corp.	5,900	104,287
TechnoPro Holdings, Inc.	2,500	66,094
		379,535

Mexico | 1.9%
Arca Continental SAB de CV	25,200	204,636

Netherlands | 3.3%
Akzo Nobel NV	1,119	74,667
Universal Music Group NV	11,420	275,669
		350,336

Portugal | 1.6%
Energias de Portugal SA	34,813	173,431

South Africa | 1.2%
Anglo American PLC	3,360	131,419

South Korea | 2.5%
Osstem Implant Co. Ltd.	2,391	262,914

Sweden | 0.3%
Volvo Car AB, Class B (*)	7,718	35,261

Switzerland | 2.0%
ABB Ltd.	4,765	145,131
Idorsia Ltd. (*)	4,490	65,442
		210,573

Taiwan | 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	11,000	160,321

United Kingdom | 5.6%
Berkeley Group Holdings PLC	2,349	106,953

The accompanying notes are an integral part of these financial statements.

Annual Report  93

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

Coca-Cola Europacific Partners PLC	4,136	$227,234
Informa PLC	7,389	55,398
RELX PLC	7,234	199,478
		589,063

United States | 53.8%
Accenture PLC, Class A	709	189,190
Activision Blizzard, Inc.	1,394	106,711
Alphabet, Inc., Class A (*)	3,359	296,365
Amphenol Corp., Class A	2,514	191,416
Analog Devices, Inc.	1,408	230,954
Aon PLC, Class A	1,030	309,144
Applied Materials, Inc.	1,818	177,037
Bank of America Corp.	5,824	192,891
Boston Scientific Corp. (*)	5,498	254,392
Coca-Cola Co.	2,558	162,714
CyberArk Software Ltd. (*)	662	85,828
Danaher Corp.	926	245,779
Dollar General Corp.	950	233,937
Estee Lauder Cos., Inc., Class A	563	139,686
Helmerich & Payne, Inc.	2,817	139,639
Huntington Bancshares, Inc.	6,978	98,390
Intercontinental Exchange, Inc.	2,625	269,299
Intuit, Inc.	434	168,921
IQVIA Holdings, Inc. (*)	1,384	283,568
Johnson & Johnson	1,667	294,476
Marsh & McLennan Cos., Inc.	616	101,936
Microsoft Corp.	2,086	500,264
S&P Global, Inc.	931	311,829
UnitedHealth Group, Inc.	658	348,858
Visa, Inc., Class A	1,038	215,655
Zoetis, Inc.	1,087	159,300
		5,708,179

Total Common Stocks (Cost $10,915,215)		10,346,213

The accompanying notes are an integral part of these financial statements.

94  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

Short-Term Investments | 2.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $309,051)	309,051	$309,051

Total Investments | 100.4% (Cost $11,224,266)		$10,655,264

Liabilities in Excess of Cash and Other Assets | (0.4)%		(41,073)

Net Assets | 100.0%		$10,614,191

The accompanying notes are an integral part of these financial statements.

Annual Report  95

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 99.1%

Australia | 6.5%
Altium Ltd.	135	$3,219
Aristocrat Leisure Ltd.	1,030	21,271
BHP Group Ltd.	1,565	48,454
Brambles Ltd.	1,145	9,404
Charter Hall Group REIT	1,470	11,972
Coles Group Ltd.	197	2,231
Core Lithium Ltd. (*)	3,093	2,092
Coronado Global Resources, Inc.	2,412	3,217
Dexus REIT	849	4,463
Lovisa Holdings Ltd.	207	3,251
Mineral Resources Ltd.	111	5,839
Newcrest Mining Ltd.	141	1,966
Perseus Mining Ltd.	4,420	6,203
Pilbara Minerals Ltd. (*)	3,243	8,264
Pro Medicus Ltd.	89	3,342
Regis Resources Ltd.	2,829	3,917
West African Resources Ltd. (*)	5,464	4,362
Whitehaven Coal Ltd.	524	3,359
WiseTech Global Ltd.	256	8,828
Yancoal Australia Ltd.	2,849	11,641
		167,295

Austria | 0.3%
Wienerberger AG	267	6,463

Belgium | 0.1%
Warehouses De Pauw CVA REIT	95	2,717

China | 0.5%
SITC International Holdings Co. Ltd.	6,000	13,244

The accompanying notes are an integral part of these financial statements.

96  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Denmark | 4.5%
AP Moller - Maersk AS, Class B	10	$22,461
Novo Nordisk AS, Class B	684	92,613
		115,074

Finland | 0.7%
Nokia oyj ADR	2,225	10,324
Nordea Bank Abp	761	8,139
		18,463

France | 11.5%
Airbus SE	133	15,814
AXA SA	949	26,449
BioMerieux	67	7,046
BNP Paribas SA	215	12,235
Capgemini SE	93	15,597
Cie de Saint-Gobain	718	35,249
Eiffage SA	31	3,057
Gaztransport Et Technigaz SA	21	2,244
Hermes International	18	27,777
Kering SA	18	9,212
L’Oreal SA	21	7,534
La Francaise des Jeux SAEM	309	12,414
Orange SA	2,060	20,483
Sanofi	59	5,709
Societe Generale SA	1,679	42,126
Thales SA	22	2,812
TotalEnergies SE	413	25,778
Vinci SA	230	22,971
		294,507

Germany | 7.1%
Beiersdorf AG	59	6,770
BioNTech SE ADR	15	2,253
Carl Zeiss Meditec AG	54	6,816
Commerzbank AG (*)	386	3,650

The accompanying notes are an integral part of these financial statements.

Annual Report  97

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

CTS Eventim AG & Co. KGaA (*)	130	$8,293
Deutsche Bank AG	2,090	23,689
Deutsche Post AG	1,080	40,653
Hapag-Lloyd AG	20	3,802
HUGO BOSS AG	509	29,507
Infineon Technologies AG	156	4,751
Mercedes-Benz Group AG	41	2,691
Merck KGaA	95	18,398
Nemetschek SE	253	12,922
Rational AG	24	14,224
Rheinmetall AG	14	2,789
		181,208

Hong Kong | 2.3%
Futu Holdings Ltd. ADR (*)	127	5,162
Jardine Matheson Holdings Ltd.	200	10,170
Swire Pacific Ltd., Class A	2,500	21,926
United Energy Group Ltd.	24,000	2,367
WH Group Ltd.	30,500	17,744
		57,369

Ireland | 0.4%
AerCap Holdings NV (*)	106	6,182
AIB Group PLC	1,143	4,406
		10,588

Israel | 0.9%
Bezeq The Israeli Telecommunication Corp. Ltd.	4,806	8,292
Check Point Software Technologies Ltd. (*)	52	6,560
ICL Group Ltd.	694	5,005
Perion Network Ltd. (*)	131	3,314
		23,171

Italy | 3.2%
Banco BPM SpA	905	3,232
Intesa Sanpaolo SpA	9,699	21,638

The accompanying notes are an integral part of these financial statements.

98  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Leonardo SpA	605	$5,215
Moncler SpA	177	9,422
Poste Italiane SpA	1,124	10,961
Reply SpA	60	6,901
UniCredit SpA	1,766	25,113
		82,482

Japan | 21.6%
77 Bank Ltd.	600	10,089
Canon, Inc.	1,200	25,948
Capcom Co. Ltd.	200	6,414
Chugai Pharmaceutical Co. Ltd.	500	12,705
Dai-ichi Life Holdings, Inc.	800	18,167
Electric Power Development Co. Ltd.	1,000	15,908
Honda Motor Co. Ltd.	1,900	43,442
ITOCHU Corp.	600	18,760
Japan Post Holdings Co. Ltd.	6,900	58,171
Japan Post Insurance Co. Ltd.	500	8,799
Japan Tobacco, Inc.	2,800	56,616
KDDI Corp.	500	15,112
Kyushu Financial Group, Inc.	900	3,089
Mitsubishi Estate Co. Ltd.	1,000	12,941
Mitsubishi Heavy Industries Ltd.	300	11,872
Mitsui & Co. Ltd.	1,400	40,708
MS&AD Insurance Group Holdings, Inc.	600	19,204
Nihon Kohden Corp.	200	4,880
Nintendo Co. Ltd. ADR	968	10,087
Nippon Building Fund, Inc. REIT	1	4,466
Nippon Telegraph & Telephone Corp.	200	5,709
Nishi-Nippon Financial Holdings, Inc.	500	3,658
Nissan Chemical Corp.	400	17,607
Nisshinbo Holdings, Inc.	700	5,149
Olympus Corp.	700	12,373
Shimano, Inc. ADR	409	6,419
Shin-Etsu Chemical Co. Ltd.	433	52,755
SKY Perfect JSAT Holdings, Inc.	1,000	3,664

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Softbank Corp.	1,000	$11,307
Sumco Corp.	800	10,704
Tokyo Ohka Kogyo Co. Ltd.	100	4,505
Toshiba Corp.	200	7,011
Toyota Motor Corp.	900	12,300
ZOZO, Inc.	100	2,483
		553,022

Netherlands | 8.5%
Aalberts NV	83	3,227
Adyen NV (*)	15	20,757
ASML Holding NV	90	48,717
BNP Paribas Emissions- und Handelsgesellschaft mbH	845	10,309
Koninklijke Ahold Delhaize NV	237	6,810
NN Group NV	143	5,840
Shell PLC	2,420	68,771
Wolters Kluwer NV	504	52,648
		217,079

Nigeria | 0.1%
Airtel Africa PLC	2,157	2,914

Norway | 0.6%
Equinor ASA	404	14,491

Portugal | 0.7%
Jeronimo Martins SGPS SA	856	18,509

Singapore | 1.8%
DBS Group Holdings Ltd.	100	2,532
Jardine Cycle & Carriage Ltd.	400	8,546
Oversea-Chinese Banking Corp. Ltd.	2,700	24,499
STMicroelectronics NV	312	11,092
		46,669

The accompanying notes are an integral part of these financial statements.

100  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Spain | 3.5%
Banco de Sabadell SA	5,772	$5,434
Iberdrola SA	3,180	37,198
Industria de Diseno Textil SA	1,742	46,386
		89,018

Sweden | 2.3%
Assa Abloy AB, Class B	893	19,214
Betsson AB	655	5,327
Billerud AB	315	3,831
Hemnet Group AB	168	2,022
Hennes & Mauritz AB, B Shares	205	2,213
SSAB AB B Shares	1,227	6,399
Telefonaktiebolaget LM Ericsson, B Shares	2,460	14,407
Volvo Car AB, Class B (*)	944	4,313
		57,726

Switzerland | 3.8%
Belimo Holding AG	20	9,555
Julius Baer Group Ltd.	44	2,558
Novartis AG	398	36,051
UBS Group AG	2,626	48,948
		97,112

United Kingdom | 10.3%
3i Group PLC	536	8,703
Associated British Foods PLC	1,085	20,671
Barclays PLC	1,832	3,522
Coca-Cola Europacific Partners PLC	54	2,987
Compass Group PLC	361	8,342
Drax Group PLC	310	2,638
Endava PLC ADR (*)	62	4,743
HSBC Holdings PLC	799	4,983
IMI PLC	142	2,210
Imperial Brands PLC	1,066	26,634

The accompanying notes are an integral part of these financial statements.

Annual Report  101

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Investec PLC	1,348	$8,335
NatWest Group PLC	4,318	13,784
RELX PLC	52	1,441
SSE PLC	1,486	30,650
Standard Chartered PLC	2,964	22,247
Tesco PLC	7,909	21,443
Unilever PLC	1,473	73,917
Virgin Money UK PLC	2,317	5,102
Wise PLC (*)	304	2,056
		264,408

United States | 7.9%
CSL Ltd.	91	17,744
GSK PLC	2,852	49,596
Inmode Ltd. (*)	153	5,462
International Game Technology PLC	111	2,517
Nestle SA	85	9,816
Roche Holding AG	243	76,366
Schneider Electric SE	84	11,814
Stellantis NV	2,039	28,895
		202,210

Total Common Stocks (Cost $2,456,400)		2,535,739

Preferred Stocks | 0.7%

Germany | 0.7%
Bayerische Motoren Werke AG	172	14,649
Sartorius AG	10	3,954

Total Preferred Stocks (Cost $17,752)		18,603

The accompanying notes are an integral part of these financial statements.

102  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

Short-Term Investments | 0.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $18,934)	18,934	$18,934

Total Investments | 100.5% (Cost $2,493,086)		$2,573,276

Liabilities in Excess of Cash and Other Assets | (0.5)%		(12,610)

Net Assets | 100.0%		$2,560,666

The accompanying notes are an integral part of these financial statements.

Annual Report  103

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 98.2%

Canada | 3.5%
Suncor Energy, Inc.	653,652	$20,734,382
TMX Group Ltd.	139,943	14,006,703
		34,741,085

China | 5.4%
Alibaba Group Holding Ltd. (*)	1,047,800	11,568,932
Autohome, Inc. ADR	269,673	8,251,994
ENN Energy Holdings Ltd.	760,500	10,609,598
ESR Group Ltd.	4,525,800	9,499,519
Li Ning Co. Ltd.	984,500	8,448,238
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	902,387	5,227,446
		53,605,727

Denmark | 3.2%
AP Moller - Maersk AS, Class B	3,330	7,479,394
Carlsberg AS, Class B	121,103	16,031,191
Vestas Wind Systems AS	274,433	8,017,874
		31,528,459

Finland | 1.6%
Nordea Bank Abp	1,491,397	15,949,787

France | 10.2%
Air Liquide SA	144,851	20,603,503
Capgemini SE	53,379	8,952,398
Engie SA	1,992,077	28,534,591
Pernod Ricard SA	77,364	15,206,635
Teleperformance	59,389	14,171,692
Thales SA	105,903	13,538,260
		101,007,079

The accompanying notes are an integral part of these financial statements.

104  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Germany | 10.3%
Continental AG	184,031	$10,995,099
Infineon Technologies AG	587,155	17,883,380
Merck KGaA	107,248	20,769,668
MTU Aero Engines AG	95,386	20,645,378
Rheinmetall AG	65,791	13,104,568
Siemens Healthineers AG	183,502	9,179,863
Vonovia SE	366,558	8,638,805
		101,216,761

Hong Kong | 1.5%
Prudential PLC	1,069,126	14,468,090

Ireland | 1.4%
Ryanair Holdings PLC ADR (*)	179,368	13,409,552

Israel | 1.7%
Bank Leumi Le-Israel BM	2,018,203	16,823,307

Italy | 1.4%
Enel SpA	2,540,445	13,663,243

Japan | 16.5%
Asics Corp.	636,200	14,117,890
Bandai Namco Holdings, Inc.	194,300	12,184,851
Daikin Industries Ltd.	80,700	12,414,043
Disco Corp.	57,000	16,385,665
Hitachi Ltd.	190,400	9,581,850
Hoya Corp.	129,400	12,520,122
MatsukiyoCocokara & Co.	399,300	20,076,138
Olympus Corp.	865,200	15,293,015
Shimano, Inc.	42,900	6,835,165
Sumitomo Mitsui Financial Group, Inc.	405,000	16,319,180

The accompanying notes are an integral part of these financial statements.

Annual Report  105

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Suzuki Motor Corp.	380,800	$12,251,537
Yamaha Corp.	389,500	14,369,907
		162,349,363

Mexico | 1.6%
Arca Continental SAB de CV	1,923,912	15,623,115

Netherlands | 6.1%
Akzo Nobel NV	222,294	14,832,798
Koninklijke DSM NV	98,695	12,099,562
Universal Music Group NV	709,061	17,116,141
Wolters Kluwer NV	156,368	16,334,059
		60,382,560

Norway | 0.6%
Equinor ASA	175,392	6,291,028

Portugal | 1.6%
Galp Energia SGPS SA	1,168,506	15,811,583

Singapore | 1.7%
DBS Group Holdings Ltd.	651,020	16,481,492

South Africa | 1.7%
Anglo American PLC	439,163	17,176,844

South Korea | 1.4%
Osstem Implant Co. Ltd.	75,090	8,256,875
SK Hynix, Inc.	97,663	5,878,519
		14,135,394

Spain | 1.4%
Industria de Diseno Textil SA	512,670	13,651,453

Sweden | 1.1%
Sandvik AB	603,488	10,896,112

The accompanying notes are an integral part of these financial statements.

106  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

Switzerland | 1.7%
ABB Ltd.	548,276	$16,699,268

United Kingdom | 13.2%
3i Group PLC	842,261	13,675,525
Barclays PLC	6,725,238	12,929,849
BP PLC	3,179,982	18,492,339
Coca-Cola Europacific Partners PLC	321,170	17,645,229
Compass Group PLC	647,742	14,967,342
Petershill Partners PLC	586,218	1,198,764
RELX PLC	961,192	26,630,575
Unilever PLC	484,439	24,439,456
		129,979,079

United States | 9.4%
Aon PLC, Class A	94,877	28,476,383
BRP, Inc.	107,917	8,227,675
Ferguson PLC	95,752	12,097,607
ICON PLC (*)	104,101	20,221,619
Roche Holding AG	76,782	24,129,653
		93,152,937

Total Common Stocks (Cost $894,910,357)		969,043,318

Total Investments | 98.2% (Cost $894,910,357)		$969,043,318

Cash and Other Assets in Excess of Liabilities | 1.8%		18,185,064

Net Assets | 100.0%		$987,228,382

The accompanying notes are an integral part of these financial statements.

Annual Report  107

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 95.4%

Canada | 2.1%
Suncor Energy, Inc.	35,854	$1,137,319

China | 11.3%
Alibaba Group Holding Ltd. (*)	103,400	1,141,656
Autohome, Inc. ADR	12,245	374,697
China Longyuan Power Group Corp. Ltd., Class H	438,000	535,829
ENN Energy Holdings Ltd.	66,300	924,939
ESR Group Ltd.	212,000	444,982
Li Ning Co. Ltd.	96,000	823,800
Sungrow Power Supply Co. Ltd., Class A	39,600	637,278
Tencent Holdings Ltd.	23,000	977,551
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	49,599	287,322
		6,148,054

Denmark | 2.5%
Carlsberg AS, Class B	5,491	726,879
Vestas Wind Systems AS	21,684	633,523
		1,360,402

Finland | 1.7%
Sampo Oyj, A Shares	17,301	904,640

France | 12.8%
Air Liquide SA	7,131	1,014,308
Airbus SE	7,928	942,657
Bureau Veritas SA	32,626	858,661
Engie SA	92,604	1,326,463
Legrand SA	9,275	746,799
Pernod Ricard SA	4,589	902,012
Teleperformance	1,744	416,162
Thales SA	6,252	799,233
		7,006,295

The accompanying notes are an integral part of these financial statements.

108  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Germany | 8.5%
Continental AG	9,146	$546,436
Infineon Technologies AG	26,994	822,175
Merck KGaA	5,855	1,133,881
MTU Aero Engines AG	5,012	1,084,799
Siemens Healthineers AG	11,332	566,894
Vonovia SE	21,160	498,685
		4,652,870

Hong Kong | 2.7%
AIA Group Ltd.	136,000	1,498,312

India | 3.6%
ICICI Bank Ltd. ADR	67,109	1,469,016
Reliance Industries Ltd.	16,620	509,837
		1,978,853

Indonesia | 2.2%
PT Bank Mandiri (Persero) Tbk	1,206,800	766,924
PT Telkom Indonesia (Persero) Tbk ADR	17,255	411,532
		1,178,456

Ireland | 1.5%
Ryanair Holdings PLC ADR (*)	10,830	809,651

Japan | 9.5%
Bandai Namco Holdings, Inc.	6,800	426,438
Daikin Industries Ltd.	4,800	738,382
Disco Corp.	3,100	891,150
Hoya Corp.	6,200	599,882
Nomura Research Institute Ltd.	35,800	851,055
Olympus Corp.	49,700	878,482
Shimano, Inc.	2,500	398,320
Suzuki Motor Corp.	11,700	376,426
		5,160,135

The accompanying notes are an integral part of these financial statements.

Annual Report  109

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Mexico | 1.6%
Grupo Financiero Banorte SAB de CV, Class O	122,900	$882,403

Netherlands | 6.5%
Akzo Nobel NV	8,253	550,690
IMCD NV	3,064	437,649
Koninklijke DSM NV	6,181	757,763
Universal Music Group NV	40,163	969,501
Wolters Kluwer NV	8,032	839,015
		3,554,618

Singapore | 1.8%
DBS Group Holdings Ltd.	37,700	954,429

South Africa | 1.7%
Anglo American PLC	14,887	582,270
Mr Price Group Ltd.	37,993	355,623
		937,893

South Korea | 0.7%
SK Hynix, Inc.	6,592	396,785

Switzerland | 2.5%
ABB Ltd.	26,131	795,892
Cie Financiere Richemont SA, Class A	4,402	569,644
		1,365,536

Taiwan | 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	63,000	918,203

United Kingdom | 13.1%
Barclays PLC	252,743	485,920
BP PLC	386,879	2,249,792
Compass Group PLC	52,571	1,214,755
Linde PLC (*)	1,441	471,165

The accompanying notes are an integral part of these financial statements.

110  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

RELX PLC	58,162	$1,611,424
Unilever PLC	22,562	1,138,230
		7,171,286

United States | 7.4%
Accenture PLC, Class A	2,616	698,053
Aon PLC, Class A	4,583	1,375,542
ICON PLC (*)	4,176	811,188
Roche Holding AG	3,665	1,151,770
		4,036,553

Total Common Stocks (Cost $49,563,852)		52,052,693

Preferred Stocks | 0.8%

Germany | 0.8%
Henkel AG & Co. KGaA (Cost $445,330)	6,716	467,527

Short-Term Investments | 1.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $629,567)	629,567	629,567

Total Investments | 97.4% (Cost $50,638,749)		$53,149,787

Cash and Other Assets in Excess of Liabilities | 2.6%		1,402,885

Net Assets | 100.0%		$54,552,672

The accompanying notes are an integral part of these financial statements.

Annual Report  111

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio

Common Stocks | 95.9%

Canada | 7.3%
Dollarama, Inc.	55,676	$3,256,265
National Bank of Canada	38,310	2,581,256
Toromont Industries Ltd.	31,714	2,288,608
		8,126,129

China | 4.2%
Alibaba Group Holding Ltd. ADR (*)	21,683	1,910,055
Tencent Holdings Ltd.	64,700	2,749,893
		4,659,948

Denmark | 6.6%
Coloplast AS, Class B	12,637	1,480,660
Demant AS (*)	62,543	1,739,138
Genmab AS (*)	9,624	4,076,511
		7,296,309

France | 8.6%
Legrand SA	26,515	2,134,920
LVMH Moet Hennessy Louis Vuitton SE	5,663	4,113,857
Pernod Ricard SA	16,516	3,246,378
		9,495,155

Germany | 3.8%
SAP SE	24,561	2,534,681
Scout24 SE	33,890	1,702,731
		4,237,412

Hong Kong | 2.3%
AIA Group Ltd.	235,600	2,595,606

India | 3.8%
HDFC Bank Ltd. ADR	62,244	4,258,112

The accompanying notes are an integral part of these financial statements.

112  Annual Report

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio (continued)

Israel | 2.4%
Check Point Software Technologies Ltd. (*)	21,328	$2,690,740

Japan | 7.1%
Hoya Corp.	22,300	2,157,641
Pigeon Corp.	41,700	685,529
Shimano, Inc.	7,800	1,242,757
SMS Co. Ltd.	78,800	2,013,102
Toei Animation Co. Ltd.	17,700	1,790,133
		7,889,162

Netherlands | 9.0%
ASML Holding NV	9,056	4,902,040
Universal Music Group NV	100,182	2,418,310
Wolters Kluwer NV	25,296	2,642,397
		9,962,747

Norway | 2.4%
AutoStore Holdings Ltd. (*)	482,207	883,134
Gjensidige Forsikring ASA	89,028	1,747,061
		2,630,195

South Africa | 2.2%
Clicks Group Ltd.	152,808	2,428,983

Spain | 2.0%
Industria de Diseno Textil SA	81,024	2,157,519

Sweden | 4.4%
Assa Abloy AB, Class B	118,271	2,544,709
Hexagon AB, B Shares	226,061	2,376,300
		4,921,009

Switzerland | 2.7%
Partners Group Holding AG	3,423	3,042,671

The accompanying notes are an integral part of these financial statements.

Annual Report  113

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio (concluded)

Taiwan | 2.9%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	43,057	$3,207,316

United Kingdom | 15.9%
Allfunds Group PLC	106,830	746,493
Dechra Pharmaceuticals PLC	42,145	1,335,014
Diageo PLC	71,973	3,178,276
Diploma PLC	27,121	911,391
Intertek Group PLC	38,376	1,873,051
London Stock Exchange Group PLC	26,502	2,286,700
RELX PLC	149,572	4,124,456
Unilever PLC	64,567	3,240,062
		17,695,443

United States | 8.3%
Aon PLC, Class A	15,845	4,755,718
BRP, Inc.	29,156	2,222,876
Computershare Ltd.	126,970	2,265,132
		9,243,726

Total Common Stocks (Cost $116,717,672)		106,538,182

Preferred Stocks | 1.5%

Germany | 1.5%
Sartorius AG (Cost $1,676,621)	4,241	1,677,126

Total Investments | 97.4% (Cost $118,394,293)		$108,215,308

Cash and Other Assets in Excess of Liabilities | 2.6%		2,879,758

Net Assets | 100.0%		$111,095,066

The accompanying notes are an integral part of these financial statements.

114  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 97.5%

Australia | 5.9%
ALS Ltd.	18,406	$153,073
AUB Group Ltd.	14,956	229,163
Domino’s Pizza Enterprises Ltd.	2,591	116,698
GUD Holdings Ltd.	27,449	141,457
National Storage REIT	64,704	101,754
SmartGroup Corp. Ltd.	33,352	115,699
		857,844

Austria | 3.1%
BAWAG Group AG	6,313	335,667
Schoeller-Bleckmann Oilfield Equipment AG	1,778	111,166
		446,833

Belgium | 3.2%
Azelis Group NV	4,603	130,523
Recticel SA	9,081	151,583
Shurgard Self Storage SA	4,184	192,324
		474,430

Canada | 4.7%
Descartes Systems Group, Inc. (*)	1,455	101,431
Dream Industrial REIT	14,912	128,745
Gildan Activewear, Inc.	3,927	107,543
Stelco Holdings, Inc.	7,634	249,712
Trisura Group Ltd. (*)	3,109	103,993
		691,424

Denmark | 1.1%
Royal Unibrew AS	2,333	166,649

Finland | 1.3%
Kemira Oyj	12,418	190,974

The accompanying notes are an integral part of these financial statements.

Annual Report  115

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

France | 1.3%
Gaztransport Et Technigaz SA	1,731	$184,934

Germany | 8.6%
AIXTRON SE	4,346	125,497
Covestro AG	4,920	192,486
CTS Eventim AG & Co. KGaA (*)	2,390	152,463
Hensoldt AG	8,809	208,450
JOST Werke AG	4,475	251,550
Sirius Real Estate Ltd.	187,935	167,457
Stabilus SE	2,282	153,592
		1,251,495

Greece | 1.6%
JUMBO SA	13,537	231,087

Ireland | 1.8%
Dalata Hotel Group PLC (*)	43,821	152,746
Uniphar PLC	35,343	116,670
		269,416

Israel | 0.6%
Israel Discount Bank Ltd.	16,159	84,927

Italy | 6.0%
Coca-Cola HBC AG	5,578	133,142
Italgas SpA	41,102	227,915
Moncler SpA	3,021	160,810
Sesa SpA	1,363	169,903
Tinexta SpA	7,703	188,548
		880,318

Japan | 28.2%
Ariake Japan Co. Ltd.	3,800	125,682
ARTERIA Networks Corp.	16,600	156,578
Bell System24 Holdings, Inc.	18,000	186,881

The accompanying notes are an integral part of these financial statements.

116  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Daiseki Co. Ltd.	6,520	$224,504
GMO internet group, Inc.	8,700	163,396
Hulic Co. Ltd.	27,800	218,790
JAFCO Group Co. Ltd.	13,500	229,498
MatsukiyoCocokara & Co.	5,900	296,642
MISUMI Group, Inc.	7,300	160,021
Nihon Kohden Corp.	8,300	202,519
Nippon Gas Co. Ltd.	16,000	251,913
Nippon Shinyaku Co. Ltd.	2,600	148,136
Open House Group Co. Ltd.	4,300	155,971
Persol Holdings Co. Ltd.	6,700	142,286
Relo Group, Inc.	14,400	232,946
Roland Corp.	5,100	135,183
Rorze Corp.	1,700	92,027
Taiyo Yuden Co. Ltd.	4,400	128,319
TechnoPro Holdings, Inc.	7,035	185,990
Trend Micro, Inc.	3,200	149,639
Trusco Nakayama Corp.	8,000	122,740
USS Co. Ltd.	12,100	191,757
Zenkoku Hosho Co. Ltd.	5,842	223,718
		4,125,136

Jersey | 1.5%
JTC PLC	24,484	221,398

Netherlands | 4.9%
Aalberts NV	4,917	191,155
Akzo Nobel NV	2,178	145,329
Arcadis NV	6,955	273,726
ASM International NV	424	107,340
		717,550

New Zealand | 1.0%
Freightways Ltd.	22,885	140,335

The accompanying notes are an integral part of these financial statements.

Annual Report  117

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Norway | 1.1%
Crayon Group Holding ASA (*)	16,240	$166,064

Portugal | 0.9%
Galp Energia SGPS SA	10,151	137,358

Spain | 1.8%
Bankinter SA	39,671	265,869

Sweden | 1.5%
Cibus Nordic Real Estate AB	7,850	108,127
Lindab International AB	9,137	111,986
		220,113

Switzerland | 1.4%
Logitech International SA	3,242	201,222

United Kingdom | 14.1%
Allfunds Group PLC	12,387	86,556
Auto Trader Group PLC	20,303	126,696
Britvic PLC	14,319	134,646
ConvaTec Group PLC	79,877	224,605
Genuit Group. PLC	31,520	107,100
IG Group Holdings PLC	12,457	117,839
JD Sports Fashion PLC	90,669	138,404
Jet2 PLC	14,428	167,444
Life Science REIT PLC	152,664	133,467
Marlowe PLC (*)	17,224	97,871
RS GROUP PLC	14,784	160,264
Smart Metering Systems PLC	14,694	138,921
Tate & Lyle PLC	14,151	121,548
Volution Group PLC	34,173	150,076
Weir Group PLC	7,847	157,481
		2,062,918

The accompanying notes are an integral part of these financial statements.

118  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

United States | 1.9%
BRP, Inc.	1,713	$130,601
ICON PLC (*)	753	146,270
		276,871

Total Common Stocks (Cost $15,358,701)		14,265,165

Short-Term Investments | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $321,509)	321,509	321,509

Total Investments | 99.7% (Cost $15,680,210)		$14,586,674

Cash and Other Assets in Excess of Liabilities | 0.3%		45,639

Net Assets | 100.0%		$14,632,313

The accompanying notes are an integral part of these financial statements.

Annual Report  119

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 97.4%

Australia | 2.2%
Rio Tinto PLC	1,447,983	$101,599,483

Canada | 10.4%
CAE, Inc. (*)	5,849,278	113,140,761
Canadian Pacific Railway Ltd.	942,052	70,236,447
National Bank of Canada	1,810,852	122,011,838
Suncor Energy, Inc.	3,251,343	103,135,290
TMX Group Ltd.	703,983	70,460,691
		478,985,027

China | 1.3%
ESR Group Ltd.	27,626,400	57,986,990

Denmark | 5.6%
Carlsberg AS, Class B	995,067	131,723,485
Genmab AS (*)	180,590	76,493,875
Vestas Wind Systems AS	1,737,192	50,754,055
		258,971,415

Finland | 2.4%
Sampo Oyj, A Shares	2,122,402	110,976,783

France | 11.0%
Airbus SE	949,129	112,853,591
Bureau Veritas SA	2,807,530	73,889,382
Engie SA	9,148,719	131,046,617
Pernod Ricard SA	538,992	105,944,036
Thales SA	623,231	79,671,617
		503,405,243

Germany | 6.0%
Continental AG	1,030,709	61,580,645
Infineon Technologies AG	2,515,363	76,612,125

The accompanying notes are an integral part of these financial statements.

120  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Merck KGaA	509,893	$98,745,976
Vonovia SE	1,643,713	38,737,977
		275,676,723

Hong Kong | 2.1%
AIA Group Ltd.	8,708,200	95,938,273

India | 1.3%
Housing Development Finance Corp. Ltd.	1,950,989	62,121,180

Ireland | 1.7%
Ryanair Holdings PLC ADR (*)	1,030,179	77,016,182

Israel | 2.7%
Bank Leumi Le-Israel BM	14,692,128	122,470,425

Japan | 11.5%
Advantest Corp.	721,400	46,573,660
BayCurrent Consulting, Inc.	1,906,600	59,617,204
Daikin Industries Ltd.	505,000	77,683,911
Kobe Bussan Co. Ltd.	2,131,400	61,524,566
Olympus Corp.	4,331,200	76,556,989
Shimano, Inc.	287,600	45,822,693
Suzuki Motor Corp.	1,434,972	46,167,573
Tokyo Electron Ltd.	188,900	56,115,288
Yamaha Corp.	1,558,372	57,493,353
		527,555,237

Mexico | 2.0%
Arca Continental SAB de CV	11,164,600	90,662,064

Netherlands | 4.3%
Akzo Nobel NV	1,277,702	85,255,991
Universal Music Group NV	4,581,009	110,581,736
		195,837,727

The accompanying notes are an integral part of these financial statements.

Annual Report  121

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Portugal | 1.9%
Energias de Portugal SA	17,591,693	$87,638,206

Singapore | 1.8%
DBS Group Holdings Ltd.	3,365,400	85,199,862

Sweden | 1.6%
Hexagon AB, B Shares	5,443,563	57,221,440
Volvo Car AB, Class B (*)	3,597,552	16,436,090
		73,657,530

Switzerland | 2.5%
ABB Ltd.	2,841,366	86,541,690
Idorsia Ltd. (*)	1,804,829	26,305,368
		112,847,058

Taiwan | 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,507,000	36,538,644

United Kingdom | 11.1%
Coca-Cola Europacific Partners PLC	2,821,799	155,030,946
Compass Group PLC	4,686,288	108,285,821
HSBC Holdings PLC	2,412,096	15,042,963
Informa PLC	8,068,056	60,488,805
Petershill Partners PLC	1,898,271	3,881,796
RELX PLC	5,953,175	164,937,366
		507,667,697

United States | 13.2%
Accenture PLC, Class A	366,155	97,704,800
Aon PLC, Class A	743,418	223,129,479
BRP, Inc.	660,041	50,322,033
ICON PLC (*)	467,122	90,738,448
Roche Holding AG	450,879	141,694,064
		603,588,824

The accompanying notes are an integral part of these financial statements.

122  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Total Common Stocks (Cost $4,011,866,172)		$4,466,340,573

Short-Term Investments | 2.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $130,945,380)	130,945,380	130,945,380

Total Investments | 100.3% (Cost $4,142,811,552)		$4,597,285,953

Liabilities in Excess of Cash and Other Assets | (0.3)%		(11,897,647)

Net Assets | 100.0%		$4,585,388,306

The accompanying notes are an integral part of these financial statements.

Annual Report  123

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 99.6%

Australia | 0.5%
Yancoal Australia Ltd.	35,843	$146,448

Belgium | 0.3%
Warehouses De Pauw CVA REIT	3,141	89,816

Canada | 3.9%
Atco Ltd., Class I	2,188	68,484
Hydro One Ltd.	11,630	311,536
Loblaw Cos. Ltd.	4,222	373,307
Metro, Inc.	6,907	382,436
		1,135,763

Denmark | 0.8%
Novo Nordisk AS, Class B	1,686	228,284

France | 1.9%
Cie Generale des Etablissements Michelin SCA	3,490	97,046
Hermes International	57	87,959
Orange SA	37,029	368,194
		553,199

Germany | 0.4%
Telefonica Deutschland Holding AG	43,163	106,349

Hong Kong | 0.5%
Jardine Matheson Holdings Ltd.	1,300	66,102
Swire Pacific Ltd., Class A	9,000	78,934
		145,036

Israel | 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	37,332	64,405

The accompanying notes are an integral part of these financial statements.

124  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Japan | 16.3%
ABC-Mart, Inc.	4,400	$249,889
Canon, Inc.	7,100	153,523
Daiwa House Industry Co. Ltd.	2,700	61,954
Electric Power Development Co. Ltd.	10,400	165,442
FUJIFILM Holdings Corp.	1,500	75,680
Hachijuni Bank Ltd.	21,200	88,456
Hirose Electric Co. Ltd.	500	62,544
Honda Motor Co. Ltd.	5,700	130,326
Hulic Co. Ltd.	8,500	66,896
Japan Post Bank Co. Ltd.	9,700	83,344
Japan Post Holdings Co. Ltd.	52,200	440,075
Japan Post Insurance Co. Ltd.	4,900	86,235
Japan Real Estate Investment Corp. REIT	23	100,734
Japan Tobacco, Inc.	17,400	351,829
Kansai Electric Power Co., Inc.	7,400	71,832
KDDI Corp.	7,700	232,726
Lawson, Inc.	5,100	195,441
McDonald’s Holdings Co. Japan Ltd.	2,300	87,513
MS&AD Insurance Group Holdings, Inc.	3,000	96,018
Nihon Kohden Corp.	6,500	158,599
Nippon Building Fund, Inc. REIT	26	116,109
Nippon Telegraph & Telephone Corp.	8,300	236,916
Osaka Gas Co. Ltd.	11,800	190,855
Rengo Co. Ltd.	10,900	74,878
Sankyo Co. Ltd.	7,000	286,615
Sega Sammy Holdings, Inc.	4,400	66,243
Softbank Corp.	6,100	68,971
Sumitomo Mitsui Financial Group, Inc.	3,000	120,883
Tokyo Gas Co. Ltd.	22,000	432,495
Yamazaki Baking Co. Ltd.	10,700	128,321
		4,681,342

Netherlands | 2.2%
Koninklijke Ahold Delhaize NV	2,584	74,248
Koninklijke KPN NV	19,486	60,289

The accompanying notes are an integral part of these financial statements.

Annual Report  125

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Shell PLC	6,107	$173,547
Wolters Kluwer NV	3,157	329,778
		637,862

New Zealand | 0.6%
Spark New Zealand Ltd.	54,039	185,229

Norway | 0.5%
Orkla ASA	20,469	147,887

Singapore | 1.1%
Jardine Cycle & Carriage Ltd.	4,800	102,555
Oversea-Chinese Banking Corp. Ltd.	7,800	70,776
Sembcorp Industries Ltd.	29,000	73,012
Singapore Telecommunications Ltd.	33,300	63,931
		310,274

Spain | 0.6%
Corporacion Financiera Alba SA	442	20,413
Industria de Diseno Textil SA	5,377	143,180
		163,593

Sweden | 0.3%
Telefonaktiebolaget LM Ericsson, B Shares	13,319	78,001

Switzerland | 0.8%
Novartis AG	847	76,722
PSP Swiss Property AG	1,295	152,289
		229,011

United Kingdom | 4.0%
Compass Group PLC	3,167	73,180
HSBC Holdings PLC	22,439	139,940
LXI REIT PLC REIT	24,283	33,028
National Grid PLC	9,475	113,808
Serco Group PLC	47,402	88,646

The accompanying notes are an integral part of these financial statements.

126  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

SSE PLC	3,802	$78,420
Standard Chartered PLC	13,712	102,918
Unilever PLC	10,429	526,132
		1,156,072

United States | 64.7%
3M Co.	529	63,438
Abbott Laboratories	3,924	430,816
Activision Blizzard, Inc.	1,404	107,476
Allison Transmission Holdings, Inc.	2,357	98,051
Altria Group, Inc.	2,811	128,491
Amdocs Ltd.	4,676	425,048
Ameren Corp.	1,641	145,918
American Electric Power Co., Inc.	2,228	211,549
AmerisourceBergen Corp.	1,391	230,503
AMN Healthcare Services, Inc. (*)	1,194	122,767
Aon PLC, Class A	715	214,600
AT&T, Inc.	19,714	362,935
Automatic Data Processing, Inc.	463	110,592
AutoZone, Inc. (*)	42	103,580
Biogen, Inc. (*)	235	65,076
BJ’s Wholesale Club Holdings, Inc. (*)	1,014	67,086
Bristol-Myers Squibb Co.	5,167	371,766
Cadence Design Systems, Inc. (*)	776	124,657
Cal-Maine Foods, Inc.	2,188	119,137
Campbell Soup Co.	2,718	154,247
Cardinal Health, Inc.	1,731	133,062
Cboe Global Markets, Inc.	492	61,731
Charter Communications, Inc., Class A (*)	304	103,086
Chubb Ltd.	540	119,124
Cigna Corp.	551	182,568
CME Group, Inc.	489	82,230
CMS Energy Corp.	2,497	158,135
Colgate-Palmolive Co.	4,965	391,192
Comcast Corp., Class A	1,660	58,050
Consolidated Edison, Inc.	746	71,101

The accompanying notes are an integral part of these financial statements.

Annual Report  127

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Copart, Inc. (*)	1,184	$72,094
Corteva, Inc.	1,399	82,233
Coterra Energy, Inc.	3,922	96,364
CSL Ltd.	764	148,973
CVS Health Corp.	2,197	204,738
Danaher Corp.	240	63,701
Digital Realty Trust, Inc. REIT	1,098	110,096
Dillard’s, Inc. Class A	224	72,397
Dropbox, Inc. Class A (*)	2,967	66,401
Electronic Arts, Inc.	511	62,434
Elevance Health, Inc.	135	69,251
Eli Lilly & Co.	672	245,844
EMCOR Group, Inc.	508	75,240
Equinix, Inc. REIT	302	197,819
Everest Re Group Ltd.	453	150,065
FirstEnergy Corp.	2,652	111,225
Fiserv, Inc. (*)	1,081	109,257
Flowers Foods, Inc.	7,543	216,786
General Mills, Inc.	2,786	233,606
Gilead Sciences, Inc.	5,708	490,032
Grand Canyon Education, Inc. (*)	915	96,679
GSK PLC	4,901	85,227
H&R Block, Inc.	2,218	80,979
Haemonetics Corp. (*)	895	70,392
Haleon PLC (*)	6,369	25,475
Henry Schein, Inc. (*)	1,258	100,476
Hershey Co.	1,427	330,450
Hologic, Inc. (*)	917	68,601
Home Depot, Inc.	245	77,386
ICF International, Inc.	720	71,316
Ingles Markets, Inc., Class A	749	72,249
Intercontinental Exchange, Inc.	1,440	147,730
Jack Henry & Associates, Inc.	390	68,468
Johnson & Johnson	2,231	394,106
Kellogg Co.	3,897	277,622
Keysight Technologies, Inc. (*)	1,293	221,194

The accompanying notes are an integral part of these financial statements.

128  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Kforce, Inc.	1,368	$75,007
Kimberly-Clark Corp.	3,073	417,160
Kroger Co.	2,630	117,245
Life Storage, Inc.	877	86,385
Lockheed Martin Corp.	157	76,379
MasterCard, Inc., Class A	305	106,058
McDonald’s Corp.	1,357	357,610
McKesson Corp.	213	79,901
Merck & Co., Inc.	4,143	459,666
Molina Healthcare, Inc. (*)	311	102,698
Motorola Solutions, Inc.	637	164,161
National Fuel Gas Co.	3,703	234,400
NVR, Inc. (*)	14	64,576
O’Reilly Automotive, Inc. (*)	235	198,347
Old Republic International Corp.	2,445	59,047
PACCAR, Inc.	759	75,118
Paychex, Inc.	1,553	179,465
PepsiCo, Inc.	2,090	377,579
Philip Morris International, Inc.	966	97,769
Pinnacle West Capital Corp.	739	56,194
PNM Resources, Inc.	2,403	117,242
Portland General Electric Co.	1,501	73,549
Premier, Inc., Class A	2,031	71,044
Procter & Gamble Co.	2,713	411,182
Public Storage REIT	974	272,905
QIAGEN NV (*)	2,909	146,406
Qualys, Inc. (*)	597	67,001
Regeneron Pharmaceuticals, Inc. (*)	209	150,791
Republic Services, Inc.	2,840	366,332
Roche Holding AG	571	179,444
Sempra Energy	418	64,598
Service Corp. International	2,190	151,417
Sirius XM Holdings, Inc.	11,608	67,791
SLM Corp.	3,854	63,976
Synopsys, Inc. (*)	258	82,377
Tetra Tech, Inc.	743	107,876

The accompanying notes are an integral part of these financial statements.

Annual Report  129

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Texas Instruments, Inc.	490	$80,958
Texas Roadhouse, Inc.	898	81,673
TJX Cos., Inc.	1,520	120,992
Travelers Cos., Inc.	931	174,553
U-Haul Holding Co	2,317	132,099
United Therapeutics Corp. (*)	254	70,635
UnitedHealth Group, Inc.	265	140,498
Verizon Communications, Inc.	10,804	425,678
Vertex Pharmaceuticals, Inc. (*)	707	204,167
Virtu Financial, Inc., Class A	3,148	64,251
Visa, Inc., Class A	924	191,970
Waste Management, Inc.	2,660	417,301
WEC Energy Group, Inc.	600	56,256
Westamerica Ban Corp.	1,640	96,776
White Mountains Insurance Group Ltd.	119	168,305
Willis Towers Watson PLC	372	90,984
Xcel Energy, Inc.	3,450	241,879
		18,622,589

Total Common Stocks (Cost $27,375,628)		28,681,160

Total Investments | 99.6% (Cost $27,375,628)		$28,681,160

Cash and Other Assets in Excess of Liabilities | 0.4%		112,387

Net Assets | 100.0%		$28,793,547

The accompanying notes are an integral part of these financial statements.

130  Annual Report

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 99.6%

Building Products | 1.9%
Armstrong World Industries, Inc.	332,492	$22,805,626

Capital Markets | 6.0%
S&P Global, Inc.	217,558	72,868,877

Commercial Services & Supplies | 4.7%
Waste Management, Inc.	366,260	57,458,869

Construction Materials | 3.3%
Vulcan Materials Co.	228,359	39,987,944

Distributors | 6.1%
LKQ Corp.	1,390,193	74,250,208

Entertainment | 3.3%
Electronic Arts, Inc.	327,129	39,968,621

Equity Real Estate Investment Trusts (REITs) | 6.2%
Crown Castle, Inc.	553,110	75,023,840

Food & Staples Retailing | 4.6%
Sysco Corp.	730,979	55,883,345

Health Care Equipment & Supplies | 5.9%
Envista Holdings Corp. (*)	2,127,269	71,625,147

Health Care Providers & Services | 5.8%
Laboratory Corp. of America Holdings	301,613	71,023,829

Hotels, Restaurants & Leisure | 3.6%
Vail Resorts, Inc.	185,302	44,166,732

The accompanying notes are an integral part of these financial statements.

Annual Report  131

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio (continued)

Interactive Media & Services | 9.7%
Alphabet, Inc., Class A (*)	1,086,995	$95,905,569
Meta Platforms, Inc., Class A (*)	190,195	22,888,066
		118,793,635

IT Services | 13.0%
Fiserv, Inc. (*)	500,571	50,592,711
VeriSign, Inc. (*)	270,086	55,486,468
Visa, Inc., Class A	254,497	52,874,297
		158,953,476

Machinery | 4.8%
Otis Worldwide Corp.	753,909	59,038,614

Multiline Retail | 4.3%
Dollar Tree, Inc. (*)	369,577	52,272,971

Professional Services | 3.7%
Verisk Analytics, Inc., Class A	256,801	45,304,832

Semiconductors & Semiconductor Equipment | 12.7%
Analog Devices, Inc.	546,198	89,592,858
Skyworks Solutions, Inc.	718,643	65,489,937
		155,082,795

Total Common Stocks (Cost $988,615,303)		1,214,509,361

The accompanying notes are an integral part of these financial statements.

132  Annual Report

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio (concluded)

Short-Term Investments | 0.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $5,226,546)	5,226,546	$5,226,546

Total Investments | 100.0% (Cost $993,841,849)		$1,219,735,907

Cash and Other Assets in Excess of Liabilities | 0.0%		210,453

Net Assets | 100.0%		$1,219,946,360

The accompanying notes are an integral part of these financial statements.

Annual Report  133

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio

Common Stocks | 95.4%

Auto Components | 1.1%
Aptiv PLC (*)	8,267	$769,906

Banks | 6.3%
Bank of America Corp.	95,308	3,156,601
Commerce Bancshares, Inc.	21,838	1,486,513
		4,643,114

Capital Markets | 4.0%
Intercontinental Exchange, Inc.	28,858	2,960,542

Commercial Services & Supplies | 3.0%
Waste Management, Inc.	14,195	2,226,912

Communications Equipment | 1.6%
Cisco Systems, Inc.	24,802	1,181,567

Consumer Finance | 4.4%
American Express Co.	21,682	3,203,515

Equity Real Estate Investment Trusts (REITs) | 2.3%
Prologis, Inc.	14,975	1,688,132

Food & Staples Retailing | 3.1%
Sysco Corp.	29,950	2,289,677

Health Care Equipment & Supplies | 2.5%
Medtronic PLC	23,710	1,842,741

Health Care Providers & Services | 2.0%
Humana, Inc.	2,808	1,438,230

Hotels, Restaurants & Leisure | 4.3%
McDonald’s Corp.	12,011	3,165,259

The accompanying notes are an integral part of these financial statements.

134  Annual Report

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio (continued)

Industrial Conglomerates | 4.2%
Honeywell International, Inc.	14,507	$3,108,850

Insurance | 4.3%
Marsh & McLennan Cos., Inc.	18,875	3,123,435

Interactive Media & Services | 5.5%
Alphabet, Inc., Class A (*)	45,704	4,032,464

Internet & Direct Marketing Retail | 3.8%
Amazon.com, Inc. (*)	33,381	2,804,004

IT Services | 5.3%
Visa, Inc., Class A	18,719	3,889,059

Life Sciences Tools & Services | 6.7%
Danaher Corp.	12,011	3,187,960
IQVIA Holdings, Inc. (*)	8,423	1,725,788
		4,913,748

Multiline Retail | 2.8%
Dollar General Corp.	8,267	2,035,749

Personal Products | 1.4%
Estee Lauder Cos., Inc., Class A	4,056	1,006,334

Pharmaceuticals | 5.3%
Johnson & Johnson	21,994	3,885,240

Road & Rail | 4.1%
Norfolk Southern Corp.	12,323	3,036,634

Semiconductors & Semiconductor Equipment | 6.4%
Analog Devices, Inc.	21,682	3,556,498
Applied Materials, Inc.	11,699	1,139,249
		4,695,747

The accompanying notes are an integral part of these financial statements.

Annual Report  135

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio (concluded)

Software | 8.7%
Microsoft Corp.	21,058	$5,050,130
Salesforce, Inc (*)	10,295	1,365,014
		6,415,144

Textiles, Apparel & Luxury Goods | 2.3%
NIKE, Inc., Class B	14,507	1,697,464

Total Common Stocks (Cost $56,399,783)		70,053,467

Short-Term Investments | 4.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $3,433,896)	3,433,896	3,433,896

Total Investments | 100.1% (Cost $59,833,679)		$73,487,363

Liabilities in Excess of Cash and Other Assets | (0.1)%		(45,740)

Net Assets | 100.0%		$73,441,623

The accompanying notes are an integral part of these financial statements.

136  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 98.3%

Aerospace & Defense | 2.6%
Curtiss-Wright Corp.	4,019	$671,133
HEICO Corp.	2,797	429,731
		1,100,864

Airlines | 1.1%
Alaska Air Group, Inc. (*)	11,053	474,616

Banks | 9.9%
Commerce Bancshares, Inc.	13,259	902,540
East West Bancorp, Inc.	12,958	853,932
Home BancShares, Inc.	42,015	957,522
Pinnacle Financial Partners, Inc.	8,368	614,211
Wintrust Financial Corp.	10,646	899,800
		4,228,005

Biotechnology | 3.0%
Halozyme Therapeutics, Inc. (*)	10,432	593,581
United Therapeutics Corp. (*)	2,489	692,166
		1,285,747

Building Products | 3.4%
Armstrong World Industries, Inc.	9,498	651,468
Carlisle Cos., Inc.	2,076	489,209
PGT Innovations, Inc. (*)	16,853	302,680
		1,443,357

Capital Markets | 1.5%
Morningstar, Inc.	2,878	623,346

Chemicals | 3.0%
Ashland, Inc.	6,001	645,288
Ingevity Corp. (*)	8,996	633,678
		1,278,966

The accompanying notes are an integral part of these financial statements.

Annual Report  137

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Communications Equipment | 2.8%
Ciena Corp. (*)	13,918	$709,540
F5, Inc. (*)	3,232	463,824
		1,173,364

Construction Materials | 0.9%
Eagle Materials, Inc.	2,793	371,050

Containers & Packaging | 2.9%
Avery Dennison Corp.	3,164	572,684
Graphic Packaging Holding Co.	30,108	669,903
		1,242,587

Electrical Equipment | 3.4%
Array Technologies, Inc. (*)	11,492	222,140
Atkore, Inc. (*)	4,872	552,582
EnerSys	9,404	694,392
		1,469,114

Electronic Equipment, Instruments & Components | 2.4%
Cognex Corp.	12,507	589,205
Littelfuse, Inc.	1,883	414,636
		1,003,841

Energy Equipment & Services | 2.6%
Cactus, Inc., Class A	7,251	364,435
Liberty Energy, Inc.	45,340	725,894
		1,090,329

Entertainment | 1.7%
Take-Two Interactive Software, Inc. (*)	6,818	709,958

Equity Real Estate Investment Trusts (REITs) | 6.0%
Alexandria Real Estate Equities, Inc.	5,292	770,885
Brixmor Property Group, Inc.	29,037	658,269
Camden Property Trust	5,777	646,331

The accompanying notes are an integral part of these financial statements.

138  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Summit Hotel Properties, Inc.	65,749	$474,708
		2,550,193

Food & Staples Retailing | 1.2%
US Foods Holding Corp. (*)	14,547	494,889

Food Products | 2.1%
Hostess Brands, Inc. (*)	20,290	455,308
Utz Brands, Inc.	27,670	438,846
		894,154

Gas Utilities | 2.4%
New Jersey Resources Corp.	20,687	1,026,489

Health Care Equipment & Supplies | 2.1%
Envista Holdings Corp. (*)	10,369	349,124
QuidelOrtho Corp. (*)	6,405	548,717
		897,841

Health Care Providers & Services | 1.5%
Henry Schein, Inc. (*)	8,128	649,183

Health Care Technology | 0.9%
Certara, Inc. (*)	23,386	375,813

Hotels, Restaurants & Leisure | 2.4%
Brinker International, Inc. (*)	16,229	517,867
Wyndham Hotels & Resorts, Inc.	7,263	517,925
		1,035,792

Household Durables | 1.2%
Leggett & Platt, Inc.	16,456	530,377

Insurance | 4.0%
Brown & Brown, Inc.	13,688	779,806
Reinsurance Group of America, Inc.	6,569	933,389
		1,713,195

The accompanying notes are an integral part of these financial statements.

Annual Report  139

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Interactive Media & Services | 2.5%
Cars.com, Inc. (*)	44,631	$614,569
Ziff Davis, Inc. (*)	5,935	469,458
		1,084,027

IT Services | 1.9%
Amdocs Ltd.	6,463	587,486
Thoughtworks Holding, Inc. (*)	23,020	234,574
		822,060

Leisure Products | 2.2%
Brunswick Corp.	5,051	364,076
Hasbro, Inc.	9,489	578,924
		943,000

Life Sciences Tools & Services | 4.3%
AbCellera Biologics, Inc. (*)	40,990	415,229
Charles River Laboratories International, Inc. (*)	1,495	325,761
ICON PLC (*)	3,028	588,189
Stevanato Group SpA	28,121	505,334
		1,834,513

Machinery | 3.9%
Columbus McKinnon Corp.	16,888	548,353
Gates Industrial Corp. PLC (*)	30,317	345,917
Middleby Corp. (*)	5,808	777,691
		1,671,961

Oil, Gas & Consumable Fuels | 2.6%
Antero Resources Corp. (*)	19,093	591,692
Magnolia Oil & Gas Corp., Class A	21,516	504,550
		1,096,242

Pharmaceuticals | 1.2%
Catalent, Inc. (*)	11,267	507,128

The accompanying notes are an integral part of these financial statements.

140  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Professional Services | 2.8%
Leidos Holdings, Inc.	7,689	$808,806
Sterling Check Corp. (*)	24,966	386,224
		1,195,030

Semiconductors & Semiconductor Equipment | 2.1%
MKS Instruments, Inc.	5,346	452,967
ON Semiconductor Corp. (*)	6,850	427,234
		880,201

Software | 5.3%
CyberArk Software Ltd. (*)	3,428	444,440
Dolby Laboratories, Inc., Class A	5,561	392,273
N-Able, Inc. (*)	48,301	496,534
PTC, Inc. (*)	4,822	578,833
Tyler Technologies, Inc. (*)	1,138	366,903
		2,278,983

Specialty Retail | 3.1%
Five Below, Inc. (*)	3,680	650,882
Leslie’s, Inc. (*)	34,811	425,042
Warby Parker, Inc., Class A (*)	18,992	256,202
		1,332,126

Textiles, Apparel & Luxury Goods | 1.4%
Tapestry, Inc.	15,902	605,548

Total Common Stocks (Cost $34,495,611)		41,913,889

Total Investments | 98.3% (Cost $34,495,611)		$41,913,889

Cash and Other Assets in Excess of Liabilities | 1.7%		742,419

Net Assets | 100.0%		$42,656,308

The accompanying notes are an integral part of these financial statements.

Annual Report  141

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio

Common Stocks | 95.1%

Auto Components | 0.9%
Aptiv PLC (*)	1,197	$111,477

Banks | 6.8%
Commerce Bancshares, Inc.	5,906	402,022
PNC Financial Services Group, Inc.	2,947	465,449
		867,471

Building Products | 0.6%
AZEK Co., Inc. (*)	3,737	75,936

Capital Markets | 4.7%
Charles Schwab Corp.	3,427	285,332
Intercontinental Exchange, Inc.	3,109	318,952
		604,284

Chemicals | 1.0%
Ecolab, Inc.	885	128,821

Commercial Services & Supplies | 3.2%
MSA Safety, Inc.	722	104,105
Waste Management, Inc.	1,955	306,701
		410,806

Communications Equipment | 1.9%
Cisco Systems, Inc.	5,119	243,869

Consumer Finance | 1.0%
American Express Co.	844	124,701

Containers & Packaging | 2.8%
Avery Dennison Corp.	954	172,674
Ball Corp.	3,639	186,098
		358,772

The accompanying notes are an integral part of these financial statements.

142  Annual Report

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio (continued)

Electrical Equipment | 2.2%
Rockwell Automation, Inc.	1,072	$276,115

Electronic Equipment, Instruments & Components | 1.7%
Amphenol Corp., Class A	1,313	99,972
Cognex Corp.	2,564	120,790
		220,762

Entertainment | 1.0%
Walt Disney Co. (*)	1,494	129,799

Equity Real Estate Investment Trusts (REITs) | 2.4%
Prologis, Inc.	2,777	313,051

Food & Staples Retailing | 1.8%
Sysco Corp.	2,982	227,974

Health Care Equipment & Supplies | 4.7%
Boston Scientific Corp. (*)	5,840	270,217
Medtronic PLC	3,417	265,569
Omnicell, Inc. (*)	1,215	61,260
		597,046

Health Care Providers & Services | 6.4%
Humana, Inc.	447	228,949
Laboratory Corp. of America Holdings	773	182,026
UnitedHealth Group, Inc.	770	408,239
		819,214

Household Products | 2.7%
Procter & Gamble Co.	2,273	344,496

IT Services | 5.9%
Accenture PLC, Class A	1,125	300,195
Visa, Inc., Class A	2,173	451,462
		751,657

The accompanying notes are an integral part of these financial statements.

Annual Report  143

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio (continued)

Life Sciences Tools & Services | 8.5%
Agilent Technologies, Inc.	1,417	$212,054
Danaher Corp.	1,478	392,291
IQVIA Holdings, Inc. (*)	998	204,480
Thermo Fisher Scientific, Inc.	491	270,389
		1,079,214

Machinery | 4.2%
Deere & Co.	795	340,864
Watts Water Technologies, Inc., Class A	696	101,776
Xylem, Inc.	874	96,638
		539,278

Personal Products | 1.7%
Estee Lauder Cos., Inc., Class A	882	218,833

Pharmaceuticals | 5.0%
Johnson & Johnson	2,142	378,384
Zoetis, Inc.	1,751	256,609
		634,993

Road & Rail | 2.5%
Norfolk Southern Corp.	1,288	317,389

Semiconductors & Semiconductor Equipment | 5.0%
Analog Devices, Inc.	2,364	387,767
Applied Materials, Inc.	1,474	143,538
ON Semiconductor Corp. (*)	1,686	105,156
		636,461

Software | 12.5%
Adobe, Inc. (*)	420	141,343
CyberArk Software Ltd. (*)	705	91,403
Intuit, Inc.	423	164,640
Microsoft Corp.	4,010	961,678
Salesforce, Inc. (*)	1,781	236,143
		1,595,207

The accompanying notes are an integral part of these financial statements.

144  Annual Report

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio (concluded)

Specialty Retail | 2.6%
Home Depot, Inc.	1,052	$332,285

Textiles, Apparel & Luxury Goods | 1.4%
NIKE, Inc., Class B	1,494	174,813

Total Common Stocks (Cost $10,391,952)		12,134,724

Short-Term Investments | 5.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $646,276)	646,276	646,276

Total Investments | 100.2% (Cost $11,038,228)		$12,781,000

Liabilities in Excess of Cash and Other Assets | (0.2)%		(22,450)

Net Assets | 100.0%		$12,758,550

The accompanying notes are an integral part of these financial statements.

Annual Report  145

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio

Common Stocks | 99.3%

Aerospace & Defense | 0.5%
AerSale Corp. (*)	3,728	$60,468
V2X, Inc. (*)	1,633	67,427
		127,895

Air Freight & Logistics | 0.4%
Atlas Air Worldwide Holdings, Inc. (*)	448	45,158
Radiant Logistics, Inc. (*)	12,245	62,327
		107,485

Auto Components | 1.4%
Autoliv, Inc.	359	27,492
BorgWarner, Inc.	710	28,578
Dorman Products, Inc. (*)	668	54,021
Fox Factory Holding Corp. (*)	768	70,065
LCI Industries	362	33,467
Modine Manufacturing Co. (*)	1,201	23,852
Patrick Industries, Inc.	1,019	61,751
Standard Motor Products, Inc.	1,615	56,202
		355,428

Automobiles | 0.3%
Harley-Davidson, Inc.	616	25,626
Thor Industries, Inc.	490	36,990
		62,616

Banks | 2.6%
Berkshire Hills Bancorp, Inc.	1,627	48,647
Capital Bancorp, Inc.	769	18,102
City Holding Co.	716	66,652
Coastal Financial Corp. (*)	1,244	59,115
East West Bancorp, Inc.	729	48,041
First Bancorp, Inc.	400	11,976
Five Star Bancorp	1,411	38,436

The accompanying notes are an integral part of these financial statements.

146  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Hancock Whitney Corp.	910	$44,035
Metrocity Bankshares, Inc.	977	21,133
Midland States Bancorp, Inc.	1,864	49,620
Pathward Financial, Inc.	995	42,835
Peapack-Gladstone Financial Corp.	1,366	50,843
Popular, Inc.	522	34,619
Red River Bancshares, Inc.	323	16,492
South Plains Financial, Inc.	1,051	28,934
Unity Bancorp, Inc.	977	26,701
Westamerica BanCorp	878	51,811
		657,992

Beverages | 1.1%
Boston Beer Co. Inc., Class A (*)	85	28,009
Coca-Cola Consolidated, Inc.	96	49,186
Duckhorn Portfolio, Inc. (*)	2,852	47,258
National Beverage Corp. (*)	971	45,181
Primo Water Corp.	6,397	99,409
		269,043

Biotechnology | 6.9%
2seventy bio, Inc. (*)	3,520	32,982
ADMA Biologics, Inc. (*)	37,858	146,889
Agenus, Inc. (*)	28,390	68,136
Alector, Inc. (*)	2,222	20,509
Amicus Therapeutics, Inc. (*)	4,766	58,193
Arcturus Therapeutics Holdings, Inc. (*)	3,520	59,699
Arcus Biosciences, Inc. (*)	3,466	71,677
Avid Bioservices, Inc. (*)	3,169	43,637
Biohaven Ltd. (*)	224	3,109
Catalyst Pharmaceuticals, Inc. (*)	14,607	271,690
Denali Therapeutics, Inc. (*)	2,544	70,749
Dynavax Technologies Corp. (*)	4,717	50,189
Eagle Pharmaceuticals, Inc. (*)	2,166	63,312
Editas Medicine, Inc. (*)	3,442	30,531
Epizyme, Inc. CVR (*), (¢)	41,136	823

The accompanying notes are an integral part of these financial statements.

Annual Report  147

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Exelixis, Inc. (*)	1,808	$29,000
Fate Therapeutics, Inc. (*)	1,773	17,890
Halozyme Therapeutics, Inc. (*)	1,441	81,993
iTeos Therapeutics, Inc. (*)	2,835	55,368
Lineage Cell Therapeutics, Inc. (*)	39,978	46,774
MeiraGTx Holdings PLC (*)	4,529	29,529
Organogenesis Holdings, Inc. (*)	6,406	17,232
Radius Health, Inc. CVR (*), (¢)	7,231	578
REGENXBIO, Inc. (*)	3,654	82,873
Sutro Biopharma, Inc. (*)	9,014	72,833
United Therapeutics Corp. (*)	430	119,579
Vanda Pharmaceuticals, Inc. (*)	16	118
Veracyte, Inc. (*)	1,165	27,645
Vericel Corp. (*)	2,137	56,289
XOMA Corp. (*)	1,272	23,405
Zymeworks, Inc. (*)	8,992	70,677
		1,723,908

Building Products | 2.8%
A O Smith Corp.	680	38,923
Advanced Drainage Systems, Inc.	461	37,788
Builders FirstSource, Inc. (*)	1,663	107,895
Gibraltar Industries, Inc. (*)	1,250	57,350
Insteel Industries, Inc.	2,930	80,634
Owens Corning	952	81,206
Quanex Building Products Corp.	3,489	82,620
Tecnoglass, Inc.	3,782	116,372
UFP Industries, Inc.	1,152	91,296
		694,084

Capital Markets | 1.1%
Affiliated Managers Group, Inc.	340	53,866
Artisan Partners Asset Management, Inc., Class A	418	12,415
Carlyle Secured Lending, Inc.	4,028	57,641
CI Financial Corp.	358	3,576
Donnelley Financial Solutions, Inc. (*)	2,313	89,397

The accompanying notes are an integral part of these financial statements.

148  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Janus Henderson Group PLC	1,080	$25,402
TriplePoint Venture Growth BDC Corp.	3,383	35,285
		277,582

Chemicals | 3.0%
AdvanSix, Inc.	2,970	112,919
CF Industries Holdings, Inc.	1,280	109,056
Chemours Co.	1,706	52,238
Ecovyst, Inc. (*)	5,999	53,151
FutureFuel Corp.	10,249	83,324
Huntsman Corp.	1,669	45,864
Olin Corp.	2,525	133,674
Tredegar Corp.	2,817	28,790
Valhi, Inc.	2,372	52,184
Westlake Corp.	734	75,264
		746,464

Commercial Services & Supplies | 3.2%
ABM Industries, Inc.	1,987	88,263
Civeo Corp. (*)	3,279	101,977
Ennis, Inc.	5,846	129,547
Heritage-Crystal Clean, Inc. (*)	4,017	130,472
Interface, Inc.	5,420	53,495
Kimball International, Inc.	8,016	52,104
Li-Cycle Holdings Corp. (*)	7,114	33,863
MillerKnoll, Inc.	1,408	29,582
Montrose Environmental Group, Inc. (*)	1,446	64,188
NL Industries, Inc.	789	5,373
SP Plus Corp. (*)	3,151	109,403
		798,267

Communications Equipment | 1.4%
Clearfield, Inc. (*)	1,469	138,292
Digi International, Inc. (*)	3,691	134,906
Infinera Corp. (*)	4,065	27,398
Ituran Location & Control Ltd.	2,793	59,016
		359,612

The accompanying notes are an integral part of these financial statements.

Annual Report  149

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Construction & Engineering | 0.7%
API Group Corp. (*)	3,127	$58,819
Bowman Consulting Group Ltd. (*)	1,361	29,738
Concrete Pumping Holdings, Inc. (*)	4,048	23,681
IES Holdings, Inc. (*)	1,692	60,184
		172,422

Construction Materials | 0.7%
Eagle Materials, Inc.	884	117,439
United States Lime & Minerals, Inc.	333	46,873
		164,312

Containers & Packaging | 0.7%
Greif, Inc.,Class A	1,771	118,763
O-I Glass, Inc. (*)	2,276	37,714
Westrock Co.	400	14,064
		170,541

Distributors | 0.2%
Funko, Inc.,Class A (*)	2,811	30,668
Weyco Group, Inc.	1,296	27,423
		58,091

Diversified Consumer Services | 0.6%
American Public Education, Inc. (*)	5,384	66,169
Grand Canyon Education, Inc. (*)	529	55,894
Vitru Ltd. (*)	1,321	29,723
		151,786

Diversified Financial Services | 0.2%
Jackson Financial, Inc., Class A	1,734	60,326

Diversified Telecommunication Services | 0.6%
Anterix, Inc. (*)	1,602	51,536
Bandwidth, Inc., Class A (*)	1,549	35,550
IDT Corp., Class B (*)	2,158	60,791
		147,877

The accompanying notes are an integral part of these financial statements.

150  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Electrical Equipment | 1.8%
Acuity Brands, Inc.	523	$86,614
Allied Motion Technologies, Inc.	1,086	37,804
Atkore, Inc. (*)	1,018	115,461
ChargePoint Holdings, Inc. (*)	5,975	56,942
GrafTech International Ltd.	9,112	43,373
Preformed Line Products Co.	1,133	94,368
Thermon Group Holdings, Inc. (*)	939	18,855
		453,417

Electronic Equipment, Instruments & Components | 4.5%
Arrow Electronics, Inc. (*)	683	71,421
Avnet, Inc.	1,795	74,636
Belden, Inc.	1,201	86,352
CTS Corp.	1,487	58,618
Fabrinet (*)	472	60,520
Flex Ltd. (*)	3,760	80,690
Insight Enterprises, Inc. (*)	565	56,653
Jabil, Inc.	1,094	74,611
Kimball Electronics, Inc. (*)	3,216	72,649
MICT, Inc. (*)	18,521	15,372
Novanta, Inc. (*)	613	83,288
PC Connection, Inc.	1,129	52,950
Plexus Corp. (*)	538	55,376
Sanmina Corp. (*)	889	50,931
ScanSource, Inc. (*)	2,338	68,316
TD SYNNEX Corp.	298	28,224
TTM Technologies, Inc. (*)	3,855	58,133
Vishay Intertechnology, Inc.	2,872	61,949
		1,110,689

Energy Equipment & Services | 0.1%
North American Construction Group Ltd.	1,651	22,074

Entertainment | 0.9%
Liberty Media Corp-Liberty Braves ,Class C (*)	3,982	128,340

The accompanying notes are an integral part of these financial statements.

Annual Report  151

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Reservoir Media, Inc. (*)	6,416	$38,303
Sciplay Corp., Class A (*)	4,051	65,140
		231,783

Equity Real Estate Investment Trusts (REITs) | 3.9%
American Assets Trust, Inc.	1,196	31,694
Americold Realty Trust, Inc.	1,744	49,373
Brixmor Property Group, Inc.	1,973	44,728
Corporate Office Properties Trust	2,009	52,113
CTO Realty Growth, Inc.	2,817	51,495
EastGroup Properties, Inc.	206	30,500
Farmland Partners, Inc.	3,652	45,504
Global Medical REIT, Inc.	2,926	27,738
Healthcare Realty Trust, Inc., Class A	1,141	21,987
Indus Realty Trust, Inc.	952	60,443
Innovative Industrial Properties, Inc.	564	57,161
Kilroy Realty Corp.	1,214	46,945
Kimco Realty Corp.	1,961	41,534
Life Storage, Inc.	510	50,235
Phillips Edison & Co., Inc.	1,633	51,995
Postal Realty Trust, Inc., Class A	3,196	46,438
Retail Opportunity Investments Corp.	3,528	53,026
Spirit Realty Capital, Inc.	1,296	51,749
STAG Industrial, Inc.,	1,573	50,824
STORE Capital Corp.	1,924	61,683
Terreno Realty Corp.	910	51,752
		978,917

Food & Staples Retailing | 1.1%
BJ’s Wholesale Club Holdings, Inc. (*)	1,068	70,659
Casey’s General Stores, Inc.	151	33,877
Ingles Markets, Inc., Class A	1,645	158,676
		263,212

Food Products | 1.9%
Dole PLC	5,559	53,644
Flowers Foods, Inc.	2,208	63,458

The accompanying notes are an integral part of these financial statements.

152  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Ingredion, Inc.	576	$56,408
John B Sanfilippo & Son, Inc.	728	59,201
Pilgrim’s Pride Corp. (*)	2,064	48,979
Seaboard Corp.	12	45,302
Seneca Foods Corp., Class A (*)	1,607	97,947
Village Farms International, Inc. (*)	10,330	13,842
Whole Earth Brands, Inc. (*)	8,840	35,979
		474,760

Health Care Equipment & Supplies | 4.4%
AngioDynamics, Inc. (*)	1,912	26,328
Apollo Endosurgery, Inc. (*)	5,701	56,839
Avanos Medical, Inc. (*)	3,285	88,892
Cerus Corp. (*)	7,395	26,992
CONMED Corp.	425	37,672
Haemonetics Corp. (*)	703	55,291
Inmode Ltd. (*)	2,691	96,069
iRadimed Corp.	2,798	79,155
Lantheus Holdings, Inc. (*)	1,273	64,872
Masimo Corp. (*)	388	57,405
Meridian Bioscience, Inc. (*)	1,845	61,272
Novocure Ltd. (*)	904	66,308
OrthoPediatrics Corp. (*)	1,099	43,663
Shockwave Medical, Inc. (*)	460	94,581
STAAR Surgical Co. (*)	1,596	77,470
Utah Medical Products, Inc.	825	82,937
ViewRay, Inc. (*)	17,797	79,731
		1,095,477

Health Care Providers & Services | 1.6%
AMN Healthcare Services, Inc. (*)	875	89,968
Apollo Medical Holdings, Inc. (*)	1,797	53,173
Castle Biosciences, Inc. (*)	906	21,327
Cross Country Healthcare, Inc. (*)	4,314	114,623
Innovage Holding Corp. (*)	8,466	60,786
ModivCare, Inc. (*)	601	53,928
		393,805

The accompanying notes are an integral part of these financial statements.

Annual Report  153

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Health Care Technology | 0.9%
Computer Programs & Systems, Inc. (*)	1,438	$39,142
HealthStream, Inc. (*)	1,937	48,115
NextGen Healthcare, Inc. (*)	3,479	65,336
Phreesia, Inc. (*)	1,623	52,520
Simulations Plus, Inc.	750	27,428
		232,541

Hotels, Restaurants & Leisure | 0.9%
Century Casinos, Inc. (*)	4,850	34,096
Despegar.com Corp. (*)	7,711	39,557
Dine Brands Global, Inc.	420	27,132
Hilton Grand Vacations, Inc. (*)	1,416	54,573
RCI Hospitality Holdings, Inc.	771	71,849
		227,207

Household Durables | 2.5%
Century Communities, Inc.	783	39,158
Ethan Allen Interiors, Inc.	1,821	48,111
iRobot Corp. (*)	1,037	49,911
KB Home	2,920	93,002
M/I Homes, Inc. (*)	1,541	71,163
Meritage Homes Corp. (*)	801	73,852
Skyline Champion Corp. (*)	978	50,377
Sonos, Inc. (*)	3,826	64,659
Taylor Morrison Home Corp. (*)	1,913	58,060
Tri Pointe Homes, Inc. (*)	3,399	63,187
		611,480

Household Products | 0.1%
Oil-Dri Corp. of America	425	14,254

Independent Power & Renewable Electricity Producers | 0.3%
Montauk Renewables, Inc. (*)	6,051	66,742

Industrial Conglomerates | 0.1%
Brookfield Business Corp., Class A	813	15,276

The accompanying notes are an integral part of these financial statements.

154  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Insurance | 0.4%
Palomar Holdings, Inc. (*)	922	$41,637
Unum Group	1,286	52,765
		94,402

Interactive Media & Services | 0.6%
Bumble, Inc., Class A (*)	2,249	47,342
Cargurus, Inc. (*)	2,294	32,139
Yelp, Inc. (*)	2,130	58,234
		137,715

Internet & Direct Marketing Retail | 0.3%
Liquidity Services, Inc. (*)	5,033	70,764

IT Services | 3.8%
Amdocs Ltd.	686	62,357
AvidXchange Holdings, Inc. (*)	3,133	31,142
CSG Systems International, Inc.	1,523	87,116
DigitalOcean Holdings, Inc. (*)	1,026	26,132
Exlservice Holdings, Inc. (*)	552	93,525
Genpact Ltd.	643	29,784
Grid Dynamics Holdings, Inc. (*)	9,083	101,911
I3 Verticals, Inc., Class A (*)	3,023	73,580
IBEX Holdings Ltd. (*)	1,307	32,479
International Money Express, Inc. (*)	3,862	94,117
Kyndryl Holdings, Inc. (*)	2,936	32,648
Maximus, Inc.	832	61,011
Okta, Inc. (*)	921	62,932
Pagseguro Digital Ltd., Class A (*)	4,966	43,403
Perficient, Inc. (*)	425	29,678
TELUS International CDA, Inc. (*)	2,655	52,542
Verra Mobility Corp. (*)	1,835	25,378
		939,735

Leisure Products | 2.0%
BRP, Inc.	1,151	87,879
Brunswick Corp.	833	60,043

The accompanying notes are an integral part of these financial statements.

Annual Report  155

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Malibu Boats, Inc. ,Class A (*)	1,319	$70,303
Marine Products Corp.	815	9,592
MasterCraft Boat Holdings, Inc. (*)	3,464	89,614
Smith & Wesson Brands, Inc.	819	7,109
Solo Brands, Inc.,Class A (*)	9,563	35,574
Topgolf Callaway Brands Corp. (*)	1,302	25,714
Vista Outdoor, Inc. (*)	1,000	24,370
YETI Holdings, Inc. (*)	1,832	75,680
		485,878

Life Sciences Tools & Services | 0.9%
10X Genomics, Inc.,Class A (*)	1,262	45,987
Medpace Holdings, Inc. (*)	784	166,530
		212,517

Machinery | 3.2%
AGCO Corp.	453	62,826
Allison Transmission Holdings, Inc.	2,701	112,362
CIRCOR International, Inc. (*)	3,187	76,360
Desktop Metal, Inc., Class A (*)	22,763	30,958
Gates Industrial Corp. PLC (*)	3,284	37,470
Kornit Digital Ltd. (*)	2,013	46,239
Mueller Industries, Inc.	1,590	93,810
Pentair PLC	1,815	81,639
Proto Labs, Inc. (*)	1,366	34,874
REV Group, Inc.	4,499	56,777
Titan International, Inc. (*)	5,385	82,498
Toro Co.	659	74,599
		790,412

Marine | 1.2%
Eagle Bulk Shipping, Inc.	2,410	120,355
Grindrod Shipping Holdings Ltd.	6,229	116,545
Matson, Inc.	1,125	70,324
		307,224

The accompanying notes are an integral part of these financial statements.

156  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Media | 1.9%
Boston Omaha Corp., Class A (*)	4,304	$114,056
Entravision Communications Corp., Class A	20,223	97,070
Gambling.com Group Ltd. (*)	2,912	26,645
Gannett Co., Inc. (*)	11,428	23,199
Gray Television, Inc.	3,200	35,808
iHeartMedia, Inc.,Class A (*)	4,930	30,221
Integral Ad Science Holding Corp. (*)	6,772	59,526
Nexstar Media Group, Inc., Class A	319	55,834
Perion Network Ltd. (*)	1,402	35,471
		477,830

Mortgage Real Estate Investment Trusts (REITs) | 0.2%
Apollo Commercial Real Estate Finance, Inc.	4,413	47,484

Oil, Gas & Consumable Fuels | 2.4%
Crescent Point Energy Corp.	8,093	57,865
DT Midstream, Inc. (*)	1,177	65,041
Enerplus Corp.	5,665	99,987
Flex LNG Ltd. (*)	1,341	43,837
Magnolia Oil & Gas Corp., Class A	2,896	67,911
Permian Basin Royalty Trust	3,283	82,732
Sabine Royalty Trust	582	49,732
San Juan Basin Royalty Trust	9,569	109,278
World Fuel Services Corp.	886	24,215
		600,598

Paper & Forest Products | 1.3%
Louisiana-Pacific Corp.	1,831	108,395
Resolute Forest Products, Inc. (*)	10,077	217,563
		325,958

Personal Products | 0.1%
Herbalife Nutrition Ltd. (*)	347	5,163
Medifast, Inc.	266	30,683
		35,846

The accompanying notes are an integral part of these financial statements.

Annual Report  157

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Pharmaceuticals | 0.6%
Amphastar Pharmaceuticals, Inc. (*)	1,518	$42,534
Arvinas, Inc. (*)	1,518	51,931
Supernus Pharmaceuticals, Inc. (*)	1,748	62,351
		156,816

Professional Services | 4.6%
Barrett Business Services, Inc.	1,089	101,582
CRA International, Inc.	1,473	180,339
Forrester Research, Inc. (*)	669	23,924
Franklin Covey Co. (*)	1,948	91,108
Heidrick & Struggles International, Inc.	2,786	77,925
HireQuest, Inc.	1,099	17,375
Huron Consulting Group, Inc. (*)	434	31,508
Kelly Services, Inc.,Class A	3,454	58,373
Kforce, Inc.	1,965	107,741
Korn Ferry	1,488	75,323
ManpowerGroup, Inc.	497	41,355
Resources Connection, Inc.	5,787	106,365
Robert Half International, Inc.	1,123	82,911
TriNet Group, Inc. (*)	979	66,376
TrueBlue, Inc. (*)	3,819	74,776
		1,136,981

Real Estate Management & Development | 1.0%
Forestar Group, Inc. (*)	1,712	26,382
FRP Holdings, Inc. (*)	595	32,047
Jones Lang LaSalle, Inc. (*)	145	23,109
Marcus & Millichap, Inc.	1,385	47,713
RMR Group, Inc., Class A	1,463	41,330
Stratus Properties, Inc.	1,771	34,162
Zillow Group, Inc., Class A (*)	1,469	45,847
		250,590

Road & Rail | 1.2%
ArcBest Corp.	935	65,487
Hertz Global Holdings, Inc. (*)	4,248	65,377

The accompanying notes are an integral part of these financial statements.

158  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Ryder System, Inc.	664	$55,491
Saia, Inc. (*)	262	54,936
U-Haul Holding Co.	1,089	59,873
		301,164

Semiconductors & Semiconductor Equipment | 2.6%
Axcelis Technologies, Inc. (*)	2,354	186,813
Cirrus Logic, Inc. (*)	814	60,627
Diodes, Inc. (*)	582	44,313
Lattice Semiconductor Corp. (*)	910	59,041
MKS Instruments, Inc.	812	68,801
PDF Solutions, Inc. (*)	2,483	70,815
Semtech Corp. (*)	590	16,927
SkyWater Technology, Inc. (*)	3,541	25,177
Tower Semiconductor Ltd. (*)	631	27,259
Ultra Clean Holdings, Inc. (*)	2,671	88,544
		648,317

Software | 7.2%
Agilysys, Inc. (*)	893	70,672
Alarm.com Holdings, Inc. (*)	491	24,295
American Software, Inc.,Class A	4,381	64,313
Blackline, Inc. (*)	418	28,119
Cellebrite DI Ltd. (*)	6,543	28,527
Descartes Systems Group, Inc. (*)	1,157	80,585
Docebo, Inc. (*)	1,014	33,604
Elastic NV (*)	1,253	64,529
EngageSmart, Inc. (*)	2,932	51,603
EverCommerce, Inc. (*)	5,398	40,161
Five9, Inc. (*)	558	37,866
Gitlab, Inc.,Class A (*)	916	41,623
HashiCorp, Inc. Class A (*)	2,026	55,391
InterDigital, Inc.	763	37,753
Jamf Holding Corp. (*)	1,791	38,148
JFrog Ltd. (*)	1,347	28,732
KnowBe4, Inc., Class A (*)	3,072	76,124

The accompanying notes are an integral part of these financial statements.

Annual Report  159

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Monday.com Ltd. (*)	548	$66,856
N-Able, Inc. (*)	5,912	60,775
nCino, Inc. (*)	1,129	29,851
Open Text Corp.	1,043	30,915
PagerDuty, Inc. (*)	2,846	75,590
Progress Software Corp.	1,881	94,896
Q2 Holdings, Inc. (*)	655	17,600
Qualys, Inc. (*)	442	49,606
Samsara, Inc. Class A (*)	5,030	62,523
SEMrush Holdings, Inc.,Class A (*)	2,835	23,077
SentinelOne, Inc.,Class A (*)	3,965	57,849
Smartsheet, Inc.,Class A (*)	777	30,583
Sprinklr, Inc.,Class A (*)	4,866	39,755
Sprout Social, Inc.,Class A (*)	771	43,531
SPS Commerce, Inc. (*)	757	97,221
Tenable Holdings, Inc. (*)	1,748	66,686
UserTesting, Inc. (*)	10,541	79,163
WalkMe Ltd. (*)	4,676	52,278
		1,780,800

Specialty Retail | 2.6%
AutoNation, Inc. (*)	552	59,230
Boot Barn Holdings, Inc. (*)	981	61,332
Buckle, Inc.	1,804	81,812
Floor & Decor Holdings, Inc., Class A (*)	649	45,190
Group 1 Automotive, Inc.	297	53,570
Lithia Motors, Inc., Class A	258	52,823
MarineMax, Inc. (*)	1,632	50,951
Murphy USA, Inc.	352	98,398
Signet Jewelers Ltd.	795	54,060
Sleep Number Corp. (*)	935	24,291
Vroom, Inc. (*)	17,815	18,171
Williams-Sonoma, Inc.	474	54,472
		654,300

The accompanying notes are an integral part of these financial statements.

160  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Technology Hardware, Storage & Peripherals | 1.0%
Super Micro Computer, Inc. (*)	2,288	$187,845
Western Digital Corp. (*)	1,840	58,052
Xerox Holdings Corp.	870	12,702
		258,599

Textiles, Apparel & Luxury Goods | 1.7%
Crocs, Inc. (*)	806	87,395
Deckers Outdoor Corp. (*)	54	21,555
Gildan Activewear, Inc.	2,965	81,241
Movado Group, Inc.	2,933	94,589
Oxford Industries, Inc.	1,061	98,864
Steven Madden Ltd.	1,420	45,383
		429,027

Thrifts & Mortgage Finance | 0.9%
Bridgewater Bancshares, Inc. (*)	3,223	57,176
Guild Holdings Co., Class A (*)	1,000	10,090
NMI Holdings, Inc., Class A (*)	2,726	56,974
Radian Group, Inc.	2,474	47,179
TrustCo Bank Corp.	1,402	52,701
		224,120

Trading Companies & Distributors | 3.9%
Applied Industrial Technologies, Inc.	537	67,678
BlueLinx Holdings, Inc. (*)	886	63,004
Boise Cascade Co.	1,266	86,936
GMS, Inc. (*)	1,744	86,851
MRC Global, Inc. (*)	7,098	82,195
MSC Industrial Direct Co., Inc. Class A	771	62,991
NOW, Inc. (*)	6,333	80,429
SiteOne Landscape Supply, Inc. (*)	709	83,180
Titan Machinery, Inc. (*)	2,930	116,409
Triton International Ltd.	1,414	97,255
Univar Solutions, Inc. (*)	2,944	93,619
Veritiv Corp.	503	61,220
		981,767

The accompanying notes are an integral part of these financial statements.

Annual Report  161

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (concluded)

Transportation Infrastructure | 0.3%
Corp. America Airports SA (*)	7,002	$61,127

Total Common Stocks (Cost $24,966,107)		24,707,336

Rights | 0.0%

Biotechnology | 0.0%
Adamas Pharmaceuticals, Inc. CVR
Expires 2024 (¢)	1,139
Expires 2025 (¢)	1,139	0

Total Rights (Cost $137)		0

Short-Term Investments | 0.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $177,411)	177,411	177,411

Total Investments | 100.0% (Cost $25,143,655)		$24,884,747

Cash and Other Assets in Excess of Liabilities | 0.0%		3,276

Net Assets | 100.0%		$24,888,023

The accompanying notes are an integral part of these financial statements.

162  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments
December 31, 2022

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy, see Note 9 in the Notes to Financial Statements.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2022, these securities amounted to 0.8% of net assets of Lazard Emerging Markets Equity Advantage Portfolio.

(¢)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(^)	Refer to Note 5 in the Notes to Financial Statements for further details related to holdings of 5% voting securities of portfolio companies.

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Rights
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro

GBP	—	British Pound Sterling
HKD	—	Hong Kong Dollar
USD	—	United States Dollar

Counterparty Abbreviations:

BNP	—	BNP Paribas SA
CAN	—	Canadian Imperial Bank of Commerce
CIT	—	Citibank N.A.
HSB	—	HSBC Bank USA N.A.

MEL	—	Bank of New York Mellon Corp.
MSC	—	Morgan Stanley & Co.
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
SSB	—	State Street Bank & Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report  163

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	—%	0.2%	—%
Air Freight & Logistics	4.6	—	0.3	—
Airlines	—	—	0.6	—
Auto Components	1.8	—	0.5	2.4
Automobiles	1.5	0.5	3.2	2.5
Banks	18.6	14.3	15.9	20.4
Beverages	3.1	2.6	1.8	—
Biotechnology	—	0.8	0.1	—
Building Products	—	—	—	—
Capital Markets	—	1.1	0.7	—
Chemicals	1.8	2.8	3.2	1.3
Commercial Services & Suppliers	—	—	—	—
Communications Equipment	0.8	0.5	0.4	—
Construction & Engineering	—	1.4	1.3	—
Construction Materials	—	1.1	—	2.0
Consumer Finance	1.4	—	0.2	—
Containers & Packaging	—	—	0.2	—
Diversified Consumer Services	—	—	0.2	—
Diversified Financial Services	—	—	1.2	—
Diversified Telecommunication Services	—	1.4	2.0	3.4
Electric Utilities	—	0.9	1.1	0.1
Electrical Equipment	3.1	—	1.0	—
Electronic Equipment, Instruments & Components	3.2	1.0	3.3	1.0
Energy Equipment & Services	—	1.6	—	—
Entertainment	—	2.1	2.0	—
Equity Real Estate Investment Trusts (REITs)	—	—	0.6	—
Food & Staples Retailing	—	0.9	1.5	—
Food Products	—	0.7	0.9	1.5
Gas Utilities	—	—	0.6	0.9
Health Care Equipment & Supplies	—	—	0.2	—
Health Care Providers & Services	—	—	0.9	3.0
Hotels, Restaurants & Leisure	2.0	1.2	1.1	1.2
Household Durables	1.3	1.4	0.5	3.3
Household Products	—	—	0.4	1.2
Independent Power & Renewable Electricity Producers	—	—	1.0	0.8
Industrial Conglomerates	—	0.7	0.2	0.9
Insurance	1.8	4.0	2.9	5.8

The accompanying notes are an integral part of these financial statements.

164  Annual Report

Lazard Emerging Markets Strategic Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

—%	—%	1.2%	—%	0.6%
—	—	—	—	—
—	—	—	—	1.0
1.2	—	—	—	0.8
1.8	—	—	—	0.3
19.2	—	6.1	—	4.3
1.5	1.1	7.0	—	7.4
—	—	—	—	2.6
—	—	0.6	—	—
1.2	—	6.5	—	6.4
1.2	—	—	—	0.7
—	4.6	—	—	—
—	—	1.9	—	—
—	5.9	—	12.6	—
1.2	—	—	—	—
0.8	—	—	—	—
—	—	0.9	—	—
—	3.6	—	—	—
2.0	—	—	—	—

1.1	—	—	—	—
—	—	—	14.7	1.6
—	—	3.5	—	2.7

1.7	—	2.5	—	1.8
—	—	—	—	1.3
1.0	—	1.8	—	3.6

—	—	—	—	—
1.4	—	0.9	—	—
—	—	—	—	—
1.3	—	—	7.7	—
—	9.3	2.5	—	5.9
2.3	15.5	—	—	3.3
6.0	6.0	1.5	—	—
2.3	—	0.6	—	1.0
1.0	—	1.8	—	—

—	—	—	—	—
—	—	—	—	—
3.6	—	3.5	—	6.8

The accompanying notes are an integral part of these financial statements.

Annual Report  165

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio

Interactive Media & Services	8.4%	5.0%	5.2%	—%
Internet & Direct Marketing Retail	5.7	7.3	6.6	—
IT Services	1.2	2.6	3.7	—
Leisure Products	—	—	—	—
Life Sciences Tools & Services	—	0.9	—	—
Machinery	2.7	2.3	0.6	1.3
Marine	—	—	1.0	—
Media	—	—	0.3	—
Metals & Mining	1.3	3.5	4.2	4.0
Multiline Retail	—	—	0.5	—
Multi-Utilities	—	—	—	—
Oil, Gas & Consumable Fuels	3.4	5.3	4.6	9.9
Paper & Forest Products	0.6	—	0.4	—
Personal Products	—	1.2	—	3.6
Pharmaceuticals	2.1	—	2.7	1.0
Professional Services	—	—	—	—
Real Estate Management & Development	—	—	1.7	2.3
Road & Rail	1.8	0.8	—	—
Semiconductors & Semiconductor Equipment	10.9	9.9	7.8	12.0
Software	—	—	—	—
Specialty Retail	6.3	1.8	0.5	0.8
Technology Hardware, Storage & Peripherals	6.4	4.5	4.2	7.1
Textiles, Apparel & Luxury Goods	1.1	2.2	0.4	—
Tobacco	—	—	0.8	1.0
Trading Companies & Distributors	—	—	—	—
Transportation Infrastructure	1.0	3.7	0.7	1.3
Water Utilities	—	—	—	—
Wireless Telecommunication Services	—	0.5	0.6	2.0
Subtotal	97.9	92.5	96.7	98.0
Short-Term Investments	0.8	0.2	2.4	1.7
Total Investments	98.7%	92.7%	99.1%	99.7%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

166 Annual Report

Lazard Emerging Markets Strategic Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

2.5%	1.9%	4.1%	—%	3.8%
4.4	3.9	2.8	—	—
4.0	13.9	5.5	—	3.8
—	—	1.6	—	—
—	—	4.7	—	5.0
2.9	4.4	1.3	—	—
—	—	—	—	—
—	9.9	0.8	2.7	1.3
5.2	—	—	—	1.2
—	—	3.2	—	2.2
—	2.9	—	14.3	—
5.4	—	—	—	—
—	—	—	—	—
2.0	—	3.8	—	1.3
1.2	—	4.9	—	6.5
—	—	7.1	—	3.7

1.1	—	—	—	—
—	2.0	1.2	17.7	1.5

9.2	—	4.5	—	6.6
—	—	5.0	—	7.1
—	—	0.8	—	—

4.5	—	—	—	—
1.5	5.9	4.3	—	—
1.6	—	—	—	—
—	—	1.3	—	1.4
—	—	—	12.2	—
—	0.9	—	11.2	—

2.3	—	—	—	—
99.6	91.7	99.7	93.1	97.5
0.6	6.0	0.6	5.4	2.9
100.2%	97.7%	100.3%	98.5%	100.4%

The accompanying notes are an integral part of these financial statements.

Annual Report  167

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Quality Growth Portfolio

Common & Preferred Stocks
Aerospace & Defense	1.0%	4.8%	5.2%	—%
Air Freight & Logistics	1.6	—	—	—
Airlines	—	1.4	1.5	—
Auto Components	—	1.1	1.0	—
Automobiles	4.2	1.2	0.7	—
Banks	8.9	8.0	8.3	6.1
Beverages	0.1	6.5	3.0	5.8
Biotechnology	0.8	—	—	3.7
Building Products	2.6	1.3	1.4	2.3
Capital Markets	3.8	3.0	—	5.5
Chemicals	3.2	4.8	5.2	—
Commercial Services & Suppliers	0.4	—	—	—
Communications Equipment	1.0	—	—	—
Construction & Engineering	1.0	—	—	—
Construction Materials	0.3	—	—	—
Consumer Finance	—	—	—	—
Containers & Packaging	0.1	—	—	—
Distributors	—	—	—	—
Diversified Consumer Services	—	—	—	—
Diversified Financial Services	—	—	—	—
Diversified Telecommunication Services	1.3	—	0.8	—
Electric Utilities	2.7	1.4	—	—
Electrical Equipment	0.5	2.5	5.2	1.9
Electronic Equipment, Instruments & Components	—	—	—	2.1
Energy Equipment & Services	—	—	—	—
Entertainment	1.0	1.7	1.8	3.8
Equity Real Estate Investment Trusts (REITs)	1.0	—	—	—
Food & Staples Retailing	1.9	2.0	—	2.2
Food Products	1.9	—	—	—
Gas Utilities	—	1.1	1.6	—
Health Care Equipment & Supplies	1.5	4.5	3.7	4.8
Health Care Providers & Services	—	—	—	—
Health Care Technology	0.1	—	—	—
Hotels, Restaurants & Leisure	1.9	1.5	2.2	—
Household Durables	—	—	—	—
Household Products	—	—	0.9	0.6
Independent Power & Renewable Electricity Producers	0.7	—	0.9	—
Industrial Conglomerates	1.2	1.0	—	—

The accompanying notes are an integral part of these financial statements.

168  Annual Report

Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio

1.4%	6.6%	0.3%	—%	—%
1.0	—	—	—	—
1.1	1.7	—	—	—
1.0	1.3	0.3	—	1.1
—	1.4	0.5	—	—
4.7	7.5	2.5	—	6.3
3.0	10.6	1.3	—	—
—	2.2	3.9	—	—
2.5	1.7	—	1.9	—
4.5	1.6	1.2	6	4.0
4.7	1.9	0.3	—	—
3.1	—	3.8	4.7	3.0
—	—	0.9	—	1.6
1.9	—	0.3	—	—
—	—	—	3.3	—
—	—	0.2	—	4.4
—	—	0.3	—	—
—	—	—	6.1	—
—	—	1.1	—	—
1.5	1.4	0.1	—	—

1.1	—	6.5	—	—
—	1.9	4.4	—	—
—	3.0	—	—	—

2.1	1.2	1.0	—	—
0.8	—	—	—	—
1.0	2.4	0.6	3.3	—

2.5	—	3.5	6.2	2.3
2.0	1.3	4.6	4.6	3.1
1.7	—	5.6	—	—
3.3	—	3.0	—	—
2.9	1.7	2.5	5.9	2.5
0.8	—	4.9	5.8	2.0
—	—	—	—	—
1.8	2.4	2.1	3.6	4.3
1.1	—	0.2	—	—
—	—	4.2	—	—

—	—	0.6	—	—
—	—	0.9	—	4.2

The accompanying notes are an integral part of these financial statements.

Annual Report  169

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Quality Growth Portfolio

Insurance	5.6%	4.4%	6.9%	8.2%
Interactive Media & Services	0.1	0.8	2.4	4.1
Internet & Direct Marketing Retail	0.1	1.2	2.1	1.8
IT Services	2.0	0.9	2.9	2.0
Leisure Products	0.3	4.2	1.5	3.1
Life Sciences Tools & Services	0.2	2.0	1.5	1.5
Machinery	1.3	1.6	0.5	0.8
Marine	1.5	0.8	—	—
Media	0.2	—	—	—
Metals & Mining	3.4	1.7	1.1	—
Multiline Retail	—	—	—	2.9
Multi-Utilities	—	2.9	2.4	—
Oil, Gas & Consumable Fuels	5.1	6.2	7.1	—
Personal Products	3.5	2.5	2.1	2.9
Pharmaceuticals	11.3	4.5	4.2	1.2
Professional Services	2.2	5.8	6.9	9.6
Real Estate Management & Development	1.4	1.9	1.7	—
Road & Rail	—	—	—	—
Semiconductors & Semiconductor Equipment	2.9	4.1	5.5	7.3
Software	1.2	—	—	4.7
Specialty Retail	2.0	1.4	0.7	1.9
Technology Hardware, Storage & Peripherals	1.0	—	—	—
Textiles, Apparel & Luxury Goods	3.0	2.3	2.5	3.7
Tobacco	3.2	—	—	—
Trading Companies & Distributors	2.5	1.2	0.8	2.9
Wireless Telecommunication Services	1.1	—	—	—
Subtotal	99.8	98.2	96.2	97.4
Short-Term Investments	0.7	—	1.2	—
Total Investments	100.5%	98.2%	97.4%	97.4%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

170  Annual Report

Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio

2.3%	9.4%	5.0%	—%	4.3%
0.9	—	—	9.7	5.5
—	—	—	—	3.8
2.4	2.1	4.2	13.0	5.3
1.8	3.4	1.2	—	—
1.0	2.0	0.7	—	6.7
6.2	—	0.6	4.8	—
—	—	—	—	—
—	1.3	0.8	—	—
1.7	2.2	—	—	—
—	—	0.3	4.3	2.8
—	2.9	2.6	—	—
2.2	2.2	1.5	—	—
—	—	1.9	—	1.4
1.0	5.3	7.2	—	5.3
5.5	6.5	1.6	3.7	—

6.2	2.1	1.2	—	—
—	1.5	0.5	—	4.1

2.2	4.7	0.3	12.7	6.4
2.8	—	1.1	—	8.7
3.8	—	3.2	—	—

1.4	—	0.8	—	—
1.8	—	0.3	—	2.3
—	—	1.9	—	—
2.8	—	—	—	—

—	—	1.1	—	—
97.5	97.4	99.6	99.6	95.4
2.2	2.9	—	0.4	4.7
99.7%	100.3%	99.6%	100.0%	100.1%

The accompanying notes are an integral part of these financial statements.

Annual Report  171

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry†	Lazard US Small- Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	2.6%	—%	0.5%
Air Freight & Logistics	—	—	0.4
Airlines	1.1	—	—
Auto Components	—	0.9	1.4
Automobiles	—	—	0.3
Banks	9.9	6.8	2.6
Beverages	—	—	1.1
Biotechnology	3.0	—	6.9
Building Products	3.4	0.6	2.8
Capital Markets	1.5	4.7	1.1
Chemicals	3.0	1.0	3.0
Commercial Services & Suppliers	—	3.2	3.2
Communications Equipment	2.8	1.9	1.4
Construction & Engineering	—	—	0.7
Construction Materials	0.9	—	0.7
Consumer Finance	—	1.0	—
Containers & Packaging	2.9	2.8	0.7
Distributors	—	—	0.2
Diversified Consumer Services	—	—	0.6
Diversified Financial Services	—	—	0.2
Diversified Telecommunication Services	—	—	0.6
Electrical Equipment	3.4	2.2	1.8
Electronic Equipment, Instruments & Components	2.4	1.7	4.5
Energy Equipment & Services	2.6	—	0.1
Entertainment	1.7	1.0	0.9
Equity Real Estate Investment Trusts (REITs)	6.0	2.4	3.9
Food & Staples Retailing	1.2	1.8	1.1
Food Products	2.1	—	1.9
Gas Utilities	2.4	—	—
Health Care Equipment & Supplies	2.1	4.7	4.4
Health Care Providers & Services	1.5	6.4	1.6
Health Care Technology	0.9	—	0.9
Hotels, Restaurants & Leisure	2.4	—	0.9
Household Durables	1.2	—	2.5
Household Products	—	2.7	0.1
Independent Power & Renewable Electricity Producers	—	—	0.3
Industrial Conglomerates	—	—	0.1
Insurance	4.0	—	0.4

The accompanying notes are an integral part of these financial statements.

172  Annual Report

Industry†	Lazard US Small- Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

Interactive Media & Services	2.5%	—%	0.6%
Internet & Direct Marketing Retail	—	—	0.3
IT Services	1.9	5.9	3.8
Leisure Products	2.2	—	2.0
Life Sciences Tools & Services	4.3	8.5	0.9
Machinery	3.9	4.2	3.2
Marine	—	—	1.2
Media	—	—	1.9
Mortgage Real Estate Investment Trusts (REITs)	—	—	0.2
Oil, Gas & Consumable Fuels	2.6	—	2.4
Paper & Forest Products	—	—	1.3
Personal Products	—	1.7	0.1
Pharmaceuticals	1.2	5.0	0.6
Professional Services	2.8	—	4.6
Real Estate Management & Development	—	—	1.0
Road & Rail	—	2.5	1.2
Semiconductors & Semiconductor Equipment	2.1	5.0	2.6
Software	5.3	12.5	7.2
Specialty Retail	3.1	2.6	2.6
Technology Hardware, Storage & Peripherals	—	—	1.0
Textiles, Apparel & Luxury Goods	1.4	1.4	1.7
Thrifts & Mortgage Finance	—	—	0.9
Trading Companies & Distributors	—	—	3.9
Transportation Infrastructure	—	—	0.3
Subtotal	98.3	95.1	99.3
Short-Term Investments	—	5.1	0.7
Total Investments	98.3%	100.2%	100.0%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  173

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2022	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio
ASSETS
Investments in securities, at fair value	$96,116,443	$87,578,365
Cash	—	—
Foreign currency, at fair value	4,857	1,227,882
Receivables for:
Investments sold	1,443,741	672,791
Dividends	99,564	153,296
Capital stock sold	101,125	7,031,294
Total assets	97,765,730	96,663,628

LIABILITIES
Foreign currency due to custodian	—	—
Payables for:
Management fees	75,624	80,337
Foreign capital gains taxes	155,692	158,548
Accrued professional services	30,708	26,744
Accrued distribution fees	971	298
Accrued directors’ fees	91	83
Capital stock redeemed	80,999	164,637
Investments purchased	213	1,698,871
Other accrued expenses and payables	23,864	30,074
Total liabilities	368,162	2,159,592
Net assets	$97,397,568	$94,504,036

NET ASSETS
Paid in capital	$209,183,574	$108,415,193
Distributable earnings (Accumulated loss)	(111,786,006)	(13,911,157)
Net assets	$97,397,568	$94,504,036

Institutional Shares
Net assets	$91,910,097	$92,730,429
Shares of capital stock outstanding*	7,777,673	10,455,241
Net asset value, offering and redemption price per share	$11.82	$8.87

Open Shares
Net assets	$5,487,471	$1,426,949
Shares of capital stock outstanding*	467,111	161,234
Net asset value, offering and redemption price per share	$11.75	$8.85

R6 Shares
Net assets	—	$346,658
Shares of capital stock outstanding*	—	39,040
Net asset value, offering and redemption price per share	—	$8.88
Cost of investments in securities	$88,564,290	$80,370,152
Cost of foreign currency	$4,856	$1,222,694

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

174  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Strategic Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio

$79,851,727	$2,533,092,320	$44,525,102	$156,342,054	$92,807,240
—	458,498	10,199	—	—
3,010,976	4,876,296	245	115	71

5,178	12,245,011	—	—	—
94,711	7,024,665	158,472	389,356	135,107
4,731,729	4,533,414	22,738	3,500,205	23,603
87,694,321	2,562,230,204	44,716,756	160,231,730	92,966,021

7	—	—	—	3

29,150	2,218,775	25,066	113,665	52,052
—	2,069,786	99,313	—	—
28,818	96,470	34,856	26,481	26,373
64	69,934	630	38	267
43	1,375	33	—	66
—	14,881,266	109,278	25,716	317,542
7,026,080	2,246,046	—	—	—
10,770	218,700	12,756	11,674	12,150
7,094,932	21,802,352	281,932	177,574	408,453
$80,599,389	$2,540,427,852	$44,434,824	$160,054,156	$92,557,568

$97,649,930	$3,715,621,370	$100,645,910	$166,559,278	$72,639,396
(17,050,541)	(1,175,193,518)	(56,211,086)	(6,505,122)	19,918,172
$80,599,389	$2,540,427,852	$44,434,824	$160,054,156	$92,557,568

$80,506,493	$2,281,186,574	$42,053,275	$159,863,993	$91,303,478
8,186,529	156,565,118	4,163,047	17,653,491	5,938,494

$9.83	$14.57	$10.10	$9.06	$15.37

$92,896	$251,237,315	$2,381,549	$190,163	$1,254,090
9,443	16,682,124	234,852	21,010	81,524

$9.84	$15.06	$10.14	$9.05	$15.38

—	$8,003,963	—	—	—
—	548,994	—	—	—

—	$14.58	—	—	—
$81,632,710	$2,569,183,121	$48,587,550	$158,251,518	$73,164,933
$3,010,680	$4,878,520	$263	$115	$71

Annual Report  175

December 31, 2022	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio
ASSETS
Investments in securities, at fair value	$7,119,019,605	$10,655,264
Non-controlled affiliated issuers, at fair value (Note 5)	888,363,549	—
Cash	—	—
Foreign currency, at fair value	4,101	38
Receivables for:
Capital stock sold	61,734,668	—
Investments sold	35,601,964	1,984,449
Dividends	31,587,694	15,338
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	27,826,054	—
Total assets	8,164,137,635	12,655,089

LIABILITIES
Foreign currency due to custodian	—	—
Payables for:
Management fees	6,463,419	3,782
Accrued professional services	162,357	27,849
Accrued custodian fees	133,114	2,946
Accrued distribution fees	75,980	36
Accrued directors’ fees	3,817	27
Foreign capital gains taxes	—	—
Capital stock redeemed	18,607,212	2,000,000
Investments purchased	90,761	2,566
Gross unrealized depreciation on forward currency contracts	12,863,973	—
Line of credit outstanding	—	—
Other accrued expenses and payables	315,381	3,692
Total liabilities	38,716,014	2,040,898
Net assets	$8,125,421,621	$10,614,191

NET ASSETS
Paid in capital	$8,353,353,917	$11,674,387
Distributable earnings (Accumulated loss)	(227,932,296)	(1,060,196)
Net assets	$8,125,421,621	$10,614,191

Institutional Shares
Net assets	$7,789,194,694	$10,441,552
Shares of capital stock outstanding*	548,675,033	960,139
Net asset value, offering and redemption price per share	$14.20	$10.88

Open Shares
Net assets	$336,226,927	$172,639
Shares of capital stock outstanding*	23,667,566	16,012
Net asset value, offering and redemption price per share	$14.21	$10.78

R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$6,716,679,295	$11,224,266
Cost of non-controlled affiliated issuers	$1,098,505,439	$—
Cost of foreign currency	$4,099	$38

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

176  Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio

$2,573,276	$969,043,318	$53,149,787	$108,215,308	$14,586,674
—	—	—	—	—
—	130	—	152	—
834	309	62,832	180	1,883

—	2,413,409	129,617	46,309	173
—	30,877,255	1,199,923	9,590,502	—
9,141	7,946,988	150,237	143,151	119,508
9,753	—	—	—	—

—	—	—	—	—
2,593,004	1,010,281,409	54,692,396	117,995,602	14,708,238

1	—	4	—	—

—	674,460	31,570	52,057	3,452
24,823	49,870	28,359	26,522	26,635
3,845	21,347	4,048	3,879	3,513
24	14,188	562	77	1,672
25	1,266	38	121	22
—	—	13,145	—	—
—	4,920,143	54,561	138,795	35,095
—	35,604	813	27,190	—

—	—	—	—	—
—	17,261,000	—	6,646,000	—
3,620	75,149	6,624	5,895	5,536
32,338	23,053,027	139,724	6,900,536	75,925
$2,560,666	$987,228,382	$54,552,672	$111,095,066	$14,632,313

$2,704,844	$933,605,839	$55,694,733	$128,240,046	$17,619,213
(144,178)	53,622,543	(1,142,061)	(17,144,980)	(2,986,900)
$2,560,666	$987,228,382	$54,552,672	$111,095,066	$14,632,313

$2,444,051	$869,013,759	$51,642,940	$110,722,952	$6,940,459
261,804	60,292,364	5,427,143	8,337,316	902,119

$9.34	$14.41	$9.52	$13.28	$7.69

$116,615	$54,780,667	$2,909,732	$372,114	$7,691,854
12,488	3,743,668	304,184	28,191	996,438

$9.34	$14.63	$9.57	$13.20	$7.72

—	$63,433,956	—	—	—
—	4,410,047	—	—	—

—	$14.38	—	—	—
$2,493,086	$894,910,357	$50,638,749	$118,394,293	$15,680,210
$—	$—	$—	$—	$—
$832	$309	$62,960	$180	$1,916

Annual Report  177

December 31, 2022	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio
ASSETS
Investments in securities, at fair value	$4,597,285,953	$28,681,160
Cash	—	—
Foreign currency, at fair value	5,538	3,200
Receivables for:
Dividends	14,975,065	87,449
Capital stock sold	4,705,228	—
Investments sold	116,460	103,398
Amount due from Investment Manager (Note 3)	—	—
Other assets	—	—
Total assets	4,617,088,244	28,875,207

LIABILITIES
Due to custodian	—	42,088
Foreign currency due to custodian	—	1
Payables for:
Management fees	3,055,502	5,287
Foreign capital gains taxes	1,679,441	—
Accrued professional services	117,625	25,274
Accrued distribution fees	76,256	23
Accrued shareholders’ reports	72,937	1,341
Accrued custodian fees	63,923	4,597
Accrued administration fees	46,542	1,674
Accrued directors’ fees	1,404	37
Investments purchased	20,544,576	—
Capital stock redeemed	5,967,907	—
Other accrued expenses and payables	73,825	1,338
Total liabilities	31,699,938	81,660
Net assets	$4,585,388,306	$28,793,547

NET ASSETS
Paid in capital	$4,366,437,337	$28,397,745
Distributable earnings (Accumulated loss)	218,950,969	395,802
Net assets	$4,585,388,306	$28,793,547

Institutional Shares
Net assets	$4,180,621,619	$28,712,351
Shares of capital stock outstanding*	311,507,437	2,406,396
Net asset value, offering and redemption price per share	$13.42	$11.93

Open Shares
Net assets	$308,242,871	$81,196
Shares of capital stock outstanding*	22,739,287	6,810
Net asset value, offering and redemption price per share	$13.56	$11.92

R6 Shares
Net assets	$96,523,816	—
Shares of capital stock outstanding*	7,185,282	—
Net asset value, offering and redemption price per share	$13.43	—
Cost of investments in securities	$4,142,811,552	$27,375,628
Cost of foreign currency	$5,523	$3,199

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

178  Annual Report

Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

$1,219,735,907	$73,487,363	$41,913,889	$12,781,000	$24,884,747
—	—	773,344	—	—
—	—	—	—	—

381,848	36,054	35,271	7,203	22,506
2,542,083	20	3,738	—	—
—	—	—	—	—
—	—	—	4,081	25,462
—	—	466	—	—
1,222,659,838	73,523,437	42,726,708	12,792,284	24,932,715

—	—	—	—	2,322
—	—	—	—	—

752,971	30,964	33,247	—	—
—	—	—	—	—
46,578	25,139	24,924	22,934	24,552
5,800	243	1,742	105	20
46,528	1,706	2,100	1,249	4,212
25,353	4,300	4,108	3,104	5,662
18,139	4,063	2,093	5,041	5,255
680	62	114	29	—
—	—	—	—	1,366
1,798,747	13,690	62	—	—
18,682	1,647	2,010	1,272	1,303
2,713,478	81,814	70,400	33,734	44,692
$1,219,946,360	$73,441,623	$42,656,308	$12,758,550	$24,888,023

$948,291,819	$60,692,589	$35,275,816	$10,952,673	$26,045,450
271,654,541	12,749,034	7,380,492	1,805,877	(1,157,427)
$1,219,946,360	$73,441,623	$42,656,308	$12,758,550	$24,888,023

$1,193,491,674	$38,037,188	$34,882,473	$12,221,560	$24,786,250
80,188,463	2,928,944	2,857,788	989,077	2,910,165

$14.88	$12.99	$12.21	$12.36	$8.52

$24,268,209	$1,160,028	$7,750,127	$536,990	$101,773
1,614,946	88,816	705,847	43,416	11,923

$15.03	$13.06	$10.98	$12.37	$8.54

$2,186,477	$34,244,407	$23,708	—	—
146,418	2,635,291	1,936	—	—

$14.93	$12.99	$12.25	—	—
$993,841,849	$59,833,679	$34,495,611	$11,038,228	$25,143,655
$—	$—	$—	$—	$—

Annual Report  179

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2022	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio

Investment Income (Loss)
Income
Dividends	$2,412,085	$3,087,402
Non-cash income	197,282	447,356
Total investment income*	2,609,367	3,534,758
Expenses
Management fees (Note 3)	1,202,300	1,192,211
Distribution fees (Open Shares)	16,901	4,090
Custodian fees	76,396	75,914
Administration fees	36,018	35,618
Professional services	64,997	64,748
Shareholders’ services	20,677	15,600
Directors’ fees and expenses	12,778	13,055
Shareholders’ reports	20,909	18,796
Registration fees	39,058	46,703
Other^	12,276	14,371
Total gross expenses	1,502,310	1,481,106
Management fees waived and expenses reimbursed	(101,076)	(24,197)
Total net expenses	1,401,234	1,456,909
Net investment income (loss)	1,208,133	2,077,849
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(5,470,574)	(3,803,615)
Foreign currency transactions	(49,732)	(95,727)
Total net realized gain (loss)	(5,520,306)	(3,899,342)
Net change in unrealized appreciation (depreciation) on:
Investments†	(29,624,313)	(31,042,688)
Foreign currency translations	(2,052)	7,176
Total net change in unrealized appreciation (depreciation)	(29,626,365)	(31,035,512)
Net realized and unrealized gain (loss)	(35,146,671)	(34,934,854)
Net increase (decrease) in net assets resulting from operations	$(33,938,538)	$(32,857,005)
* Net of foreign withholding taxes of	$327,918	$331,007
** Net of foreign capital gains taxes of	$133,324	$73,704
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$237,937	$116,642
^ Includes interest on line of credit of	$563	$1,859

The accompanying notes are an integral part of these financial statements.

180  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Strategic Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio

$2,295,357	$179,168,218	$1,956,893	$2,629,570	$1,445,961
—	—	108,193	149,216	—
2,295,357	179,168,218	2,065,086	2,778,786	1,445,961

472,758	29,910,467	506,689	967,176	645,632
619	766,637	6,619	387	3,301
69,993	390,128	56,618	61,202	56,238
26,654	350,615	25,755	34,799	32,210
50,718	285,646	35,720	46,675	46,708
12,513	265,620	16,732	14,139	14,920
8,877	202,110	8,212	11,469	11,254
10,401	175,975	16,239	10,373	13,185
37,036	76,769	35,773	35,055	44,607
12,688	153,340	8,218	12,360	10,178
702,257	32,577,307	716,575	1,193,635	878,233
(129,106)	(3,087)	(138,070)	(41,422)	(4,493)
573,151	32,574,220	578,505	1,152,213	873,740
1,722,206	146,593,998	1,486,581	1,626,573	572,221

(15,052,103)	(114,175,572)	(6,917,033)	13,863,104	1,079,815
(44,149)	(1,518,317)	(12,114)	(44,992)	(39,489)
(15,096,252)	(115,693,889)	(6,929,147)	13,818,112	1,040,326

(1,480,338)	(557,228,600)	(6,253,507)	(17,189,594)	(21,691,235)
(1,724)	(187,238)	(7,586)	(4,189)	(873)

(1,482,062)	(557,415,838)	(6,261,093)	(17,193,783)	(21,692,108)
(16,578,314)	(673,109,727)	(13,190,240)	(3,375,671)	(20,651,782)

$(14,856,108)	$(526,515,729)	$(11,703,659)	$(1,749,098)	$(20,079,561)
$243,188	$18,205,789	$221,093	$87,950	$91,544
$—	$693,248	$12,742	$—	$—

$—	$443,399	$(67,238)	$—	$—
$4,629	$46	$398	$2,146	$267

Annual Report  181

For the Year Ended December 31, 2022	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio
Investment Income (Loss)
Income
Dividends#
Unaffiliated issuers	$220,941,626	$177,369
Non-controlled affiliated issuers (Note 5)	49,850,591	—
Non-cash income	17,201,441	—
Total investment income*	287,993,658	177,369
Expenses
Management fees (Note 3)	74,054,444	103,018
Custodian fees	1,516,539	40,849
Distribution fees (Open Shares)	849,607	436
Administration fees	776,223	20,276
Professional services	619,143	47,091
Shareholders’ services	589,154	9,523
Directors’ fees and expenses	485,945	5,931
Shareholders’ reports	345,193	10,042
Registration fees	260,064	36,190
Other^	394,971	5,894
Total gross expenses	79,891,283	279,250
Management fees waived and expenses reimbursed	—	(151,375)
Total net expenses	79,891,283	127,875
Net investment income (loss)	208,102,375	49,494
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(14,176,819)	(465,002)
Non-controlled affiliated issuers	(39,522,841)	—
Foreign currency transactions	3,899,269	(2,375)
Forward currency contracts	372,705,509	—
Total net realized gain (loss)	322,905,118	(467,377)
Net change in unrealized appreciation (depreciation) on:
Investments†	(597,358,206)	(2,950,595)
Non-controlled affiliated issuers	(161,894,361)	—
Foreign currency translations	(630,286)	(102)
Forward currency contracts	94,210,398	—
Total net change in unrealized appreciation (depreciation)	(665,672,455)	(2,950,697)
Net realized and unrealized gain (loss)	(342,767,337)	(3,418,074)
Net increase (decrease) in net assets resulting from operations	$(134,664,962)	$(3,368,580)
*# Net of foreign withholding taxes of	$13,673,777	$10,401
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$—
^ Includes interest on line of credit of	$—	$17

#	Dividend income for Lazard Global Listed Infrastructure Portfolio includes $2,478,832 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $16,152,609. Refer to Note 2(b) in the Notes to Financial Statements for further information.

The accompanying notes are an integral part of these financial statements.

182  Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio

$87,490	$36,145,101	$1,635,634	$1,736,406	$550,921
—	—	—	—	—
11,843	—	—	—	—
99,333	36,145,101	1,635,634	1,736,406	550,921

16,734	9,916,008	431,825	838,793	143,736
48,792	254,045	43,675	65,169	43,655
293	173,406	8,287	740	23,605
18,828	182,910	27,914	32,605	21,394
40,376	155,819	56,053	47,055	49,607
8,577	102,836	13,798	14,344	12,170
5,190	89,639	9,487	11,026	6,247
10,322	101,296	15,295	9,825	11,547
36,952	82,666	35,316	144,708	33,634
25	91,796	8,588	10,370	7,741
186,089	11,150,421	650,238	1,174,635	353,336
(163,839)	(24,044)	(43,342)	(221,467)	(112,126)
22,250	11,126,377	606,896	953,168	241,210
77,083	25,018,724	1,028,738	783,238	309,711

(219,274)	(17,260,410)	(3,504,127)	(6,299,191)	(1,595,992)
—	—	—	—	—
(265)	(855,430)	(32,713)	8,920	(15,681)
—	—	—	—	—
(219,539)	(18,115,840)	(3,536,840)	(6,290,271)	(1,611,673)

(261,873)	(273,011,101)	(10,322,053)	(13,648,234)	(5,616,842)
—	—	—	—	—
(374)	(272,854)	(9,759)	(978)	(2,924)
—	—	—	—	—

(262,247)	(273,283,955)	(10,331,812)	(13,649,212)	(5,619,766)
(481,786)	(291,399,795)	(13,868,652)	(19,939,483)	(7,231,439)

$(404,703)	$(266,381,071)	$(12,839,914)	$(19,156,245)	$(6,921,728)
$9,723	$1,488,153	$179,434	$208,319	$54,302
$—	$416,369	$21,442	$—	$—

$—	$313,372	$20,179	$—	$—
$—	$12,116	$53	$701	$864

#	Dividend income for Lazard International Equity Portfolio and Lazard International Equity Select Portfolio includes $2,036,374 and $10,539, respectively, of refunds received as a result of European Union dividend withholding tax reclaim filings. The amounts of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $3,524,527 and $189,973, respectively, Refer to Note 2 (b) in the Notes to Financial Statements for further information.

Annual Report  183

For the Year Ended December 31, 2022	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio
Investment Income (Loss)
Income
Dividends#	$123,801,825	$740,542
Total investment income*	123,801,825	740,542

Expenses
Management fees (Note 3)	39,185,604	174,591
Custodian fees	1,002,394	63,207
Distribution fees (Open Shares)	872,726	201
Administration fees	531,596	22,427
Professional services	461,856	42,069
Directors’ fees and expenses	347,097	6,822
Shareholders’ services	288,771	10,255
Shareholders’ reports	275,836	9,614
Registration fees	145,651	32,148
Amortization of offering costs (Note 2(f))	—	—
Other^	253,637	6,525
Total gross expenses	43,365,168	367,859
Management fees waived and expenses reimbursed	(4,913)	(149,098)
Total net expenses	43,360,255	218,761
Net investment income (loss)	80,441,570	521,781
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(190,364,499)	(791,855)
Foreign currency transactions	(887,156)	(2,486)
Total net realized gain (loss)	(191,251,655)	(794,341)
Net change in unrealized appreciation (depreciation) on:
Investments†	(956,937,519)	(1,835,941)
Foreign currency translations	(309,993)	(528)
Total net change in unrealized appreciation (depreciation)	(957,247,512)	(1,836,469)
Net realized and unrealized gain (loss)	(1,148,499,167)	(2,630,810)
Net increase (decrease) in net assets resulting from operations	$(1,068,057,597)	$(2,109,029)
*# Net of foreign withholding taxes of	$5,136,032	$37,053
** Net of foreign capital gains taxes of	$108,133	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$149,929	$—
^ Includes interest on line of credit of	$—	$37

#	Dividend income for Lazard International Strategic Equity Portfolio includes $5,476,987 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $10,613,019. Refer to Note 2(b) in the Notes to Financial Statements for further information.

The accompanying notes are an integral part of these financial statements.

184  Annual Report

Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

$20,802,087	$1,102,976	$701,804	$181,903	$314,290
20,802,087	1,102,976	701,804	181,903	314,290

10,739,885	425,747	523,778	78,587	115,334
338,471	52,827	54,575	31,329	68,559
71,424	3,265	22,074	1,331	289
204,470	30,392	28,392	23,083	22,401
136,782	43,549	43,767	48,278	37,188
107,548	9,789	10,255	5,850	5,569
104,448	14,602	13,712	9,386	6,717
190,162	10,445	11,881	7,881	13,073
62,239	34,975	43,930	34,489	33,221
—	—	—	—	139,722
88,227	9,343	10,065	5,814	335
12,043,656	634,934	762,429	246,028	442,408
(3,819)	(89,052)	(20,487)	(146,431)	(293,052)
12,039,837	545,882	741,942	99,597	149,356
8,762,250	557,094	(40,138)	82,306	164,934

106,367,493	405,396	752,825	216,045	(892,276)
—	—	—	—	—
106,367,493	405,396	752,825	216,045	(892,276)

(482,242,653)	(16,065,433)	(15,460,669)	(3,097,384)	(320,798)
—	—	—	—	—

(482,242,653)	(16,065,433)	(15,460,669)	(3,097,384)	(320,798)
(375,875,160)	(15,660,037)	(14,707,844)	(2,881,339)	(1,213,074)

$(367,112,910)	$(15,102,943)	$(14,747,982)	$(2,799,033)	$(1,048,140)
$—	$—	$302	$—	$5,538
$—	$—	$—	$—	$—

$—	$—	$—	$—	$—
$9,723	$—	$442	$—	$—

Annual Report  185

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,208,133	$535,821
Net realized gain (loss)	(5,520,306)	2,234,077
Net change in unrealized appreciation (depreciation)	(29,626,365)	(23,292,772)
Net increase (decrease) in net assets resulting from operations	(33,938,538)	(20,522,874)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(707,448)	(1,516,068)
Open Shares	(29,962)	(70,702)
R6 Shares	—	—
Return of capital
Institutional Shares	60,003	—
Open Shares	2,541	—
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(799,954)	(1,586,770)
Capital stock transactions
Net proceeds from sales
Institutional Shares	22,986,526	52,260,422
Open Shares	1,330,724	4,865,685
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	635,859	1,208,264
Open Shares	28,854	62,092
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(47,316,675)	(74,730,015)
Open Shares	(3,142,059)	(4,547,349)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(25,476,771)	(20,880,901)
Total increase (decrease) in net assets	(60,215,263)	(42,990,545)
Net assets at beginning of period	157,612,831	200,603,376
Net assets at end of period	$97,397,568	$157,612,831
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	9,637,932	11,013,865
Shares sold	1,776,812	2,988,029
Shares issued to shareholders from reinvestment of distributions	53,569	78,503
Shares redeemed	(3,690,640)	(4,442,465)
Net increase (decrease)	(1,860,259)	(1,375,933)
Shares outstanding at end of period	7,777,673	9,637,932

The accompanying notes are an integral part of these financial statements.

186  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$2,077,849	$1,239,180	$1,722,206	$1,175,145
(3,899,342)	9,732,694	(15,096,252)	3,733,999
(31,035,512)	(31,673,211)	(1,482,062)	(6,316,504)

(32,857,005)	(20,701,337)	(14,856,108)	(1,407,360)

(1,910,920)	(1,210,128)	(1,903,988)	(5,115,729)
(28,218)	(9,228)	(3,123)	(118,907)
(7,388)	(3,617)	—	—

—	—	—	—
—	—	—	—
—	—	—	—

(1,946,526)	(1,222,973)	(1,907,111)	(5,234,636)

34,798,642	50,845,441	81,225,276	47,141,565
1,088,647	2,306,794	34,560	4,665,435
109,702	36,357	—	—

1,842,661	1,162,680	1,895,534	5,115,729
26,946	8,896	3,123	118,907
7,388	3,617	—	—

(65,949,462)	(83,623,051)	(54,457,517)	(4,956,704)
(1,323,071)	(2,488,441)	(855,669)	(4,699,211)
(1,534)	(211,190)	—	—

(29,400,081)	(31,958,897)	27,845,307	47,385,721
(64,203,612)	(53,883,207)	11,082,088	40,743,725
158,707,648	212,590,855	69,517,301	28,773,576
$94,504,036	$158,707,648	$80,599,389	$69,517,301

13,520,650	15,971,095	5,322,452	2,022,986
3,561,761	3,931,923	8,040,599	3,256,474

207,099	100,591	190,232	397,695
(6,834,269)	(6,482,959)	(5,366,754)	(354,703)
(3,065,409)	(2,450,445)	2,864,077	3,299,466
10,455,241	13,520,650	8,186,529	5,322,452

Annual Report  187

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Open Shares
Shares outstanding at beginning of period	600,534	575,985
Shares sold	107,434	295,291
Shares issued to shareholders from reinvestment of distributions	2,445	4,053
Shares redeemed	(243,302)	(274,795)
Net increase (decrease)	(133,423)	24,549
Shares outstanding at end of period	467,111	600,534

R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

188  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

183,190	194,354	76,021	63,491
112,096	176,646	2,836	329,650

3,036	768	312	9,268
(137,088)	(188,578)	(69,726)	(326,388)
(21,956)	(11,164)	(66,578)	12,530
161,234	183,190	9,443	76,021

26,865	41,454	—	—
11,507	2,728

830	313	—	—
(162)	(17,630)	—	—
12,175	(14,589)	—	—
39,040	26,865	—	—

Annual Report  189

	Lazard Emerging Markets Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$146,593,998	$120,592,475
Net realized gain (loss)	(115,693,889)	456,289,025
Net change in unrealized appreciation (depreciation)	(557,415,838)	(330,831,004)
Net increase (decrease) in net assets resulting from operations	(526,515,729)	246,050,496
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(130,416,173)	(159,751,886)
Open Shares	(13,490,474)	(16,684,053)
R6 Shares	(437,125)	(689,358)
Net decrease in net assets resulting from distributions	(144,343,772)	(177,125,297)
Capital stock transactions
Net proceeds from sales
Institutional Shares	861,849,990	956,710,099
Open Shares	18,453,232	68,488,391
R6 Shares	1,763,892	3,700,364
Net proceeds from reinvestment of distributions
Institutional Shares	125,423,797	151,053,474
Open Shares	13,288,409	16,468,567
R6 Shares	286,165	299,282
Cost of shares redeemed
Institutional Shares	(1,376,698,620)	(1,822,322,913)
Open Shares	(83,795,159)	(141,191,852)
R6 Shares	(2,202,333)	(18,710,896)
Net increase (decrease) in net assets from capital stock transactions	(441,630,627)	(785,505,484)
Total increase (decrease) in net assets	(1,112,490,128)	(716,580,285)
Net assets at beginning of period	3,652,917,980	4,369,498,265
Net assets at end of period	$2,540,427,852	$3,652,917,980

The accompanying notes are an integral part of these financial statements.

190  Annual Report

Lazard Emerging Markets Strategic Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$1,486,581	$940,740	$1,626,573	$1,310,927
(6,929,147)	9,963,488	13,818,112	17,439,556
(6,261,093)	(14,182,731)	(17,193,783)	1,976,572

(11,703,659)	(3,278,503)	(1,749,098)	20,727,055

(1,312,421)	(721,332)	(17,924,812)	(14,253,601)
(68,265)	(29,982)	(22,496)	(15,148)
—	—	—	—

(1,380,686)	(751,314)	(17,947,308)	(14,268,749)

6,212,599	8,602,187	103,212,766	8,142,721
1,520,512	999,414	262,175	89,499
—	—	—	—

1,237,322	707,559	17,923,480	14,253,601
67,063	29,167	22,496	15,148
—	—	—	—

(10,241,716)	(22,613,433)	(47,036,929)	(15,135,877)
(1,494,411)	(1,902,152)	(154,997)	(151,272)
—	—	—	—

(2,698,631)	(14,177,258)	74,228,991	7,213,820
(15,782,976)	(18,207,075)	54,532,585	13,672,126
60,217,800	78,424,875	105,521,571	91,849,445
$44,434,824	$60,217,800	$160,054,156	$105,521,571

Annual Report  191

	Lazard Emerging Markets Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	180,498,233	217,598,338
Shares sold	54,007,278	50,172,346
Shares issued to shareholders from reinvestment of distributions	8,549,679	8,290,244
Shares redeemed	(86,490,072)	(95,562,695)
Net increase (decrease)	(23,933,115)	(37,100,105)
Shares outstanding at end of period	156,565,118	180,498,233

Open Shares
Shares outstanding at beginning of period	19,885,383	22,707,741
Shares sold	1,102,283	3,539,036
Shares issued to shareholders from reinvestment of distributions	875,966	876,315
Shares redeemed	(5,181,508)	(7,237,709)
Net increase (decrease)	(3,203,259)	(2,822,358)
Shares outstanding at end of period	16,682,124	19,885,383

R6 Shares
Shares outstanding at beginning of period	544,810	1,310,139
Shares sold	113,210	196,315
Shares issued to shareholders from reinvestment of distributions	19,494	16,436
Shares redeemed	(128,520)	(978,080)
Net increase (decrease)	4,184	(765,329)
Shares outstanding at end of period	548,994	544,810

The accompanying notes are an integral part of these financial statements.

192  Annual Report

Lazard Emerging Markets Strategic Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

4,450,374	5,390,573	9,780,445	9,016,463
539,153	616,289	10,269,246	719,088

122,024	55,484	1,943,345	1,336,289
(948,504)	(1,611,972)	(4,339,545)	(1,291,395)
(287,327)	(940,199)	7,873,046	763,982
4,163,047	4,450,374	17,653,491	9,780,445

228,303	290,075	8,621	12,708
132,915	70,220	25,489	7,463

6,588	2,278	2,436	1,421
(132,954)	(134,270)	(15,536)	(12,971)
6,549	(61,772)	12,389	(4,087)
234,852	228,303	21,010	8,621

—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report  193

	Lazard Global Equity Select Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$572,221	$522,451
Net realized gain (loss)	1,040,326	3,093,668
Net change in unrealized appreciation (depreciation)	(21,692,108)	15,157,447
Net increase (decrease) in net assets resulting from operations	(20,079,561)	18,773,566
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(923,404)	(4,303,883)
Open Shares	(9,233)	(58,304)
Net decrease in net assets resulting from distributions	(932,637)	(4,362,187)
Capital stock transactions
Net proceeds from sales
Institutional Shares	17,480,453	15,911,457
Open Shares	274,863	421,016
Net proceeds from reinvestment of distributions
Institutional Shares	907,395	4,260,522
Open Shares	9,199	58,304
Cost of shares redeemed
Institutional Shares	(16,294,375)	(16,880,543)
Open Shares	(293,755)	(271,978)
Net increase (decrease) in net assets from capital stock transactions	2,083,780	3,498,778
Total increase (decrease) in net assets	(18,928,418)	17,910,157
Net assets at beginning of period	111,485,986	93,575,829
Net assets at end of period	$92,557,568	$111,485,986

The accompanying notes are an integral part of these financial statements.

194  Annual Report

Lazard Global Listed Infrastructure Portfolio		Lazard Global Strategic Equity Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$208,102,375	$306,182,281	$49,494	$274,422
322,905,118	562,799,096	(467,377)	450,537
(665,672,455)	564,898,117	(2,950,697)	1,112,447

(134,664,962)	1,433,879,494	(3,368,580)	1,837,406

(1,060,685,044)	(445,280,768)	(65,039)	(723,599)
(45,255,213)	(17,469,224)	(462)	(8,321)

(1,105,940,257)	(462,749,992)	(65,501)	(731,920)

3,221,367,011	2,105,406,878	23,595	13,182,269
165,287,456	45,133,550	2,503	39,814

921,958,886	367,039,859	65,039	723,599
44,558,966	17,173,844	462	8,321

(2,475,584,828)	(3,390,031,626)	(3,755,240)	(1,562,222)
(120,448,379)	(104,401,284)	—	(45,662)

1,757,139,112	(959,678,779)	(3,663,641)	12,346,119
516,533,893	11,450,723	(7,097,722)	13,451,605
7,608,887,728	7,597,437,005	17,711,913	4,260,308
$8,125,421,621	$7,608,887,728	$10,614,191	$17,711,913

Annual Report  195

	Lazard Global Equity Select Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	5,857,479	5,662,503
Shares sold	1,063,144	893,399
Shares issued to shareholders from reinvestment of distributions	59,230	230,274
Shares redeemed	(1,041,359)	(928,697)
Net increase (decrease)	81,015	194,976
Shares outstanding at end of period	5,938,494	5,857,479

Open Shares
Shares outstanding at beginning of period	82,179	70,899
Shares sold	17,597	22,810
Shares issued to shareholders from reinvestment of distributions	600	3,150
Shares redeemed	(18,852)	(14,680)
Net increase (decrease)	(655)	11,280
Shares outstanding at end of period	81,524	82,179

The accompanying notes are an integral part of these financial statements.

196  Annual Report

Lazard Global Listed Infrastructure Portfolio		Lazard Global Strategic Equity Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

442,920,557	497,500,386	1,297,363	336,354
200,638,035	135,453,262	2,146	1,024,819

62,415,191	22,720,015	5,923	54,298
(157,298,750)	(212,753,106)	(345,293)	(118,108)
105,754,476	(54,579,829)	(337,224)	961,009
548,675,033	442,920,557	960,139	1,297,363

18,194,277	20,993,761	15,713	15,347
10,096,310	2,904,083	258	3,136

3,013,473	1,061,731	41	630
(7,636,494)	(6,765,298)	—	(3,400)
5,473,289	(2,799,484)	299	366
23,667,566	18,194,277	16,012	15,713

Annual Report  197

	Lazard International Equity Advantage Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,083	$72,425
Net realized gain (loss)	(219,539)	363,319
Net change in unrealized appreciation (depreciation)	(262,247)	(74,508)
Net increase (decrease) in net assets resulting from operations	(404,703)	361,236
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(87,197)	(136,304)
Open Shares	(3,876)	(6,138)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(91,073)	(142,442)
Capital stock transactions
Net proceeds from sales
Institutional Shares	6,179	40,901
Open Shares	1	5
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	87,197	136,304
Open Shares	3,876	6,138
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(30,940)	(3,098)
Open Shares	—	(5)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	66,313	180,245
Total increase (decrease) in net assets	(429,463)	399,039
Net assets at beginning of period	2,990,129	2,591,090
Net assets at end of period	$2,560,666	$2,990,129

The accompanying notes are an integral part of these financial statements.

198  Annual Report

Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$25,018,724	$81,041,750	$1,028,738	$2,286,078
(18,115,840)	389,206,211	(3,536,840)	4,405,810
(273,283,955)	(306,922,993)	(10,331,812)	(3,727,110)

(266,381,071)	163,324,968	(12,839,914)	2,964,778

(62,703,347)	(253,995,902)	(1,170,958)	(2,615,190)
(3,381,347)	(15,297,137)	(56,701)	(123,856)
(3,944,721)	(17,839,297)	—	—

(70,029,415)	(287,132,336)	(1,227,659)	(2,739,046)

231,789,310	383,144,673	12,959,753	18,472,160
16,567,209	21,198,302	900,081	3,372,556
17,349,084	42,310,511	—	—

53,823,523	213,278,530	1,124,727	2,516,085
3,000,121	11,284,238	55,731	122,927
3,868,531	17,766,875	—	—

(685,382,215)	(1,737,109,035)	(27,840,410)	(34,552,279)
(41,438,157)	(51,535,133)	(1,527,246)	(2,198,410)
(52,432,233)	(62,688,011)	—	—

(452,854,827)	(1,162,349,050)	(14,327,364)	(12,266,961)
(789,265,313)	(1,286,156,418)	(28,394,937)	(12,041,229)
1,776,493,695	3,062,650,113	82,947,609	94,988,838
$987,228,382	$1,776,493,695	$54,552,672	$82,947,609

Annual Report  199

	Lazard International Equity Advantage Portfolio
	Year Ended December 31, 2022		Year Ended December 31, 2021
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	255,051		239,526
Shares sold	606		3,462
Shares issued to shareholders from reinvestment of distributions	9,310		12,333
Shares redeemed	(3,163)		(270)
Net increase (decrease)	6,753		15,525
Shares outstanding at end of period	261,804		255,051
Open Shares
Shares outstanding at beginning of period	12,075		11,520
Shares sold	—	#	—	#
Shares issued to shareholders from reinvestment of distributions	413		555
Shares redeemed	—		—	#
Net increase (decrease)	413		555
Shares outstanding at end of period	12,488		12,075
R6 Shares
Shares outstanding at beginning of period	—		—
Shares sold	—		—
Shares issued to shareholders from reinvestment of distributions	—		—
Shares redeemed	—		—
Net increase (decrease)	—		—
Shares outstanding at end of period	—		—

#	Shares values are less than 1

The accompanying notes are an integral part of these financial statements.

200  Annual Report

Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

87,137,715	140,490,643	6,846,470	7,993,045
14,992,421	18,535,338	1,281,616	1,557,162

3,670,842	11,911,077	117,646	221,097
(45,508,614)	(83,799,343)	(2,818,589)	(2,924,834)
(26,845,351)	(53,352,928)	(1,419,327)	(1,146,575)
60,292,364	87,137,715	5,427,143	6,846,470

5,114,581	5,960,372	360,195	247,615
1,084,863	1,039,570	87,983	286,138

201,768	621,271	5,796	10,745
(2,657,544)	(2,506,632)	(149,790)	(184,303)
(1,370,913)	(845,791)	(56,011)	112,580
3,743,668	5,114,581	304,184	360,195

6,472,435	6,473,822	—	—
1,082,972	2,031,145	—	—

264,440	995,068	—	—
(3,409,800)	(3,027,600)	—	—
(2,062,388)	(1,387)	—	—
4,410,047	6,472,435	—	—

Annual Report  201

	Lazard International Quality Growth Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$783,238	$139,783
Net realized gain (loss)	(6,290,271)	1,114,601
Net change in unrealized appreciation (depreciation)	(13,649,212)	1,030,349
Net increase (decrease) in net assets resulting from operations	(19,156,245)	2,284,733
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(1,289,849)	(1,250,451)
Open Shares	(2,960)	(6,304)
R6 Shares	—	—
Return of capital
Institutional Shares	—	—
Open Shares	—	—
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(1,292,809)	(1,256,755)
Capital stock transactions
Net proceeds from sales
Institutional Shares	123,139,916	50,450,611
Open Shares	123,452	94,898
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	1,280,322	1,250,451
Open Shares	2,960	6,304
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(55,785,156)	(713,404)
Open Shares	(18,580)	(79,883)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	68,742,914	51,008,977
Total increase (decrease) in net assets	48,293,860	52,036,955
Net assets at beginning of period	62,801,206	10,764,251
Net assets at end of period	$111,095,066	$62,801,206

The accompanying notes are an integral part of these financial statements.

202  Annual Report

Lazard International Small Cap Equity Portfolio		Lazard International Strategic Equity Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$309,711	$439,882	$80,441,570	$200,921,129
(1,611,673)	9,107,856	(191,251,655)	243,245,427
(5,619,766)	(4,940,101)	(957,247,512)	(100,750,072)

(6,921,728)	4,607,637	(1,068,057,597)	343,416,484

(491,400)	(4,264,944)	(58,103,198)	(371,347,485)
(416,934)	(3,483,346)	(3,427,089)	(30,723,600)
—	—	(1,330,359)	(7,937,887)

—	—	—	(101,625,202)
—	—	—	(8,228,846)
—	—	—	(2,172,377)

(908,334)	(7,748,290)	(62,860,646)	(522,035,397)

3,781,732	4,617,643	777,632,896	1,150,537,246
3,039,558	1,560,153	66,219,213	67,454,415
—	—	5,029,916	7,162,815

488,585	4,244,754	53,856,863	448,404,862
410,676	3,417,384	3,161,280	36,546,493
—	—	1,318,843	9,942,857

(7,824,261)	(22,623,777)	(1,333,389,496)	(990,293,303)
(3,944,613)	(3,519,994)	(144,164,460)	(168,625,826)
—	—	(12,251,456)	(8,192,483)

(4,048,323)	(12,303,837)	(582,586,401)	552,937,076
(11,878,385)	(15,444,490)	(1,713,504,644)	374,318,163
26,510,698	41,955,188	6,298,892,950	5,924,574,787
$14,632,313	$26,510,698	$4,585,388,306	$6,298,892,950

Annual Report  203

	Lazard International Quality Growth Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	3,718,473	671,884
Shares sold	8,546,737	3,014,033
Shares issued to shareholders from reinvestment of distributions	96,628	75,374
Shares redeemed	(4,024,522)	(42,818)
Net increase (decrease)	4,618,843	3,046,589
Shares outstanding at end of period	8,337,316	3,718,473
Open Shares
Shares outstanding at beginning of period	19,946	18,777
Shares sold	9,406	5,628
Shares issued to shareholders from reinvestment of distributions	225	382
Shares redeemed	(1,386)	(4,841)
Net increase (decrease)	8,245	1,169
Shares outstanding at end of period	28,191	19,946
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

204  Annual Report

Lazard International Small Cap Equity Portfolio		Lazard International Strategic Equity Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

1,322,884	2,175,223	349,026,972	313,114,237
457,072	315,085	54,862,222	64,623,204

61,362	387,502	4,019,169	27,801,571
(939,199)	(1,554,926)	(96,400,926)	(56,512,040)
(420,765)	(852,339)	(37,519,535)	35,912,735
902,119	1,322,884	311,507,437	349,026,972

1,085,347	931,724	27,877,105	31,509,845
356,944	109,245	4,602,491	3,784,216

51,468	312,163	233,477	2,243,494
(497,321)	(267,785)	(9,973,786)	(9,660,450)
(88,909)	153,623	(5,137,818)	(3,632,740)
996,438	1,085,347	22,739,287	27,877,105

—	—	7,606,148	7,044,138
—	—	362,304	405,424

—	—	98,274	616,082
—	—	(881,444)	(459,496)
—	—	(420,866)	562,010
—	—	7,185,282	7,606,148

Annual Report  205

	Lazard Managed Equity Volatility Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$521,781	$455,246
Net realized gain (loss)	(794,341)	2,837,261
Net change in unrealized appreciation (depreciation)	(1,836,469)	1,446,592
Net increase (decrease) in net assets resulting
from operations	(2,109,029)	4,739,099
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(857,387)	(1,898,603)
Open Shares	(2,173)	(5,036)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(859,560)	(1,903,639)
Capital stock transactions
Net proceeds from sales
Institutional Shares	2,791,357	7,970,630
Open Shares	27	955
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	739,992	1,682,281
Open Shares	2,173	5,036
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(2,898,965)	(7,176,588)
Open Shares	(24)	(3,910)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	634,560	2,478,404
Total increase (decrease) in net assets	(2,334,029)	5,313,864
Net assets at beginning of period	31,127,576	25,813,712
Net assets at end of period	$28,793,547	$31,127,576

The accompanying notes are an integral part of these financial statements.

206  Annual Report

Lazard US Equity Concentrated Portfolio		Lazard US Equity Focus Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$8,762,250	$7,375,860	$557,094	$371,416
106,367,493	298,140,654	405,396	2,732,490
(482,242,653)	140,441,179	(16,065,433)	13,333,759

(367,112,910)	445,957,693	(15,102,943)	16,437,665

(75,915,293)	(262,821,100)	(1,030,597)	(2,341,356)
(1,426,093)	(4,727,403)	(28,357)	(83,281)
(130,953)	(363,056)	(934,656)	(2,019,972)

(77,472,339)	(267,911,559)	(1,993,610)	(4,444,609)

299,519,389	321,688,811	5,096,150	5,400,355
3,057,412	5,568,105	4,948	16,560
20,296	6,623	17,385,917	16,666,565

64,966,405	244,348,427	1,020,920	2,316,382
1,380,759	4,618,990	28,354	82,695
130,919	362,958	933,440	2,018,035

(678,550,658)	(733,616,650)	(2,237,446)	(2,454,548)
(7,581,357)	(12,293,864)	(155,508)	(75,448)
(13,811)	(29,538)	(11,927,508)	(8,682,494)

(317,070,646)	(169,346,138)	10,149,267	15,288,102
(761,655,895)	8,699,996	(6,947,286)	27,281,158
1,981,602,255	1,972,902,259	80,388,909	53,107,751
$1,219,946,360	$1,981,602,255	$73,441,623	$80,388,909

Annual Report  207

	Lazard Managed Equity Volatility Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	2,357,213	2,184,318
Shares sold	229,042	614,142
Shares issued to shareholders from reinvestment of distributions	61,309	129,002
Shares redeemed	(241,168)	(570,249)
Net increase (decrease)	49,183	172,895
Shares outstanding at end of period	2,406,396	2,357,213
Open Shares
Shares outstanding at beginning of period	6,629	6,488
Shares sold	3	73
Shares issued to shareholders from reinvestment of distributions	180	387
Shares redeemed	(2)	(319)
Net increase (decrease)	181	141
Shares outstanding at end of period	6,810	6,629
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

208  Annual Report

Lazard US Equity Concentrated Portfolio		Lazard US Equity Focus Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

98,646,155	107,284,843	2,660,294	2,323,580
17,278,360	15,965,414	352,454	356,108

4,122,800	12,544,478	77,763	146,606
(39,858,852)	(37,148,580)	(161,567)	(166,000)
(18,457,692)	(8,638,688)	268,650	336,714
80,188,463	98,646,155	2,928,944	2,660,294

1,793,445	1,888,783	97,056	95,597
176,728	272,288	351	1,083

86,753	234,873	2,145	5,208
(441,980)	(602,499)	(10,736)	(4,832)
(178,499)	(95,338)	(8,240)	1,459
1,614,946	1,793,445	88,816	97,056

137,684	120,303	2,242,997	1,550,718
1,199	325	1,157,609	1,137,911

8,321	18,578	70,977	127,643
(786)	(1,522)	(836,292)	(573,275)
8,734	17,381	392,294	692,279
146,418	137,684	2,635,291	2,242,997

Annual Report  209

	Lazard US Small-Mid Cap Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(40,138)	$19,235
Net realized gain (loss)	752,825	22,249,252
Net change in unrealized appreciation (depreciation)	(15,460,669)	(2,365,273)
Net increase (decrease) in net assets resulting from operations	(14,747,982)	19,903,214
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(1,956,102)	(13,165,718)
Open Shares	(379,075)	(1,602,028)
R6 Shares	(45)	(99,135)
Net decrease in net assets resulting from distributions	(2,335,222)	(14,866,881)
Capital stock transactions
Net proceeds from sales
Institutional Shares	6,969,138	24,647,589
Open Shares	2,467,056	1,109,317
R6 Shares	31,192	151,641
Net proceeds from reinvestment of distributions
Institutional Shares	1,912,237	12,992,400
Open Shares	364,429	1,540,062
R6 Shares	45	99,135
Cost of shares redeemed
Institutional Shares	(53,469,937)	(39,607,630)
Open Shares	(3,876,758)	(3,317,566)
R6 Shares	(690,340)	(251,244)
Net increase (decrease) in net assets from capital stock transactions	(46,292,938)	(2,636,296)
Total increase (decrease) in net assets	(63,376,142)	2,400,037
Net assets at beginning of period	106,032,450	103,632,413
Net assets at end of period	$42,656,308	$106,032,450

(a)	The Portfolio commenced operations on October 29, 2021

The accompanying notes are an integral part of these financial statements.

210  Annual Report

Lazard US Sustainable Equity Portfolio		Lazard US Systematic Small Cap Equity Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021(a)

$82,306	$57,578	$164,934	$8,620
216,045	259,323	(892,276)	11,440
(3,097,384)	3,120,821	(320,798)	61,890

(2,799,033)	3,437,722	(1,048,140)	81,950

(260,667)	(299,354)	(185,529)	(8,515)
(10,089)	(10,422)	(515)	—
—	—	—	—

(270,756)	(309,776)	(186,044)	(8,515)

224,750	12,000	22,096,992	3,903,086
100,309	467,727	25,500	117,325
—	—	—	—

260,667	299,354	185,529	8,515
10,089	10,422	515	—
—	—	—	—

(9,186)	(147,812)	(264,652)	—
(100,553)	(45,353)	(24,038)	—
—	—	—	—

486,076	596,338	22,019,846	4,028,926
(2,583,713)	3,724,284	20,785,662	4,102,361
15,342,263	11,617,979	4,102,361	—
$12,758,550	$15,342,263	$24,888,023	$4,102,361

Annual Report  211

	Lazard US Small-Mid Cap Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021(a)
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	6,312,789	6,377,893
Shares sold	499,222	1,504,750
Shares issued to shareholders from reinvestment of distributions	143,892	882,683
Shares redeemed	(4,098,115)	(2,452,537)
Net increase (decrease)	(3,455,001)	(65,104)
Shares outstanding at end of period	2,857,788	6,312,789
Open Shares
Shares outstanding at beginning of period	796,285	827,420
Shares sold	200,453	75,218
Shares issued to shareholders from reinvestment of distributions	30,447	115,620
Shares redeemed	(321,338)	(221,973)
Net increase (decrease)	(90,438)	(31,135)
Shares outstanding at end of period	705,847	796,285
R6 Shares
Shares outstanding at beginning of period	47,929	47,409
Shares sold	2,503	9,060
Shares issued to shareholders from reinvestment of distributions	4	6,731
Shares redeemed	(48,500)	(15,271)
Net increase (decrease)	(45,993)	520
Shares outstanding at end of period	1,936	47,929

(a)	The Portfolio commenced operations on October 29, 2021

The accompanying notes are an integral part of these financial statements.

212  Annual Report

Lazard US Sustainable Equity Portfolio		Lazard US Systematic Small Cap Equity Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021(a)

952,893	942,026	388,111	—
16,152	780	2,532,339	387,263

20,769	19,972	21,769	848
(737)	(9,885)	(32,054)	—
36,184	10,867	2,522,054	388,111
989,077	952,893	2,910,165	388,111

42,453	10,495	11,650	—
7,636	34,512	2,915	11,650

801	695	60	—
(7,474)	(3,249)	(2,702)	—
963	31,958	273	11,650
43,416	42,453	11,923	11,650

—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report  213

The Lazard Funds, Inc. Financial Highlights

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$15.40	$17.31	$14.55	$11.42	$14.48
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.05	0.04	0.08	0.11
Net realized and unrealized gain (loss)	(3.61)	(1.81)	2.76	3.13	(3.08)
Total from investment operations	(3.48)	(1.76)	2.80	3.21	(2.97)
Less distributions from:
Net investment income	(0.09)	(0.15)	(0.04)	(0.08)	(0.09)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.10)	(0.15)	(0.04)	(0.08)	(0.09)
Net asset value, end of period	$11.82	$15.40	$17.31	$14.55	$11.42

Total Return (b)	–22.61%	–10.14%	19.33%	28.17%	–20.58%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$91,910	$148,419	$190,689	$226,067	$215,120
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.17%	1.16%	1.14%
Gross expenses	1.23%	1.15%	1.21%	1.16%	1.14%
Net investment income (loss)	1.02%	0.28%	0.33%	0.63%	0.83%
Portfolio turnover rate	30%	39%	57%	55%	63%

The accompanying notes are an integral part of these financial statements.

214  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21		12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$15.31	$17.21		$14.51	$11.36	$14.45
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	—	(c)	0.01	0.05	0.06
Net realized and unrealized gain (loss)	(3.59)	(1.78)		2.73	3.11	(3.06)
Total from investment operations	(3.49)	(1.78)		2.74	3.16	(3.00)
Less distributions from:
Net investment income	(0.07)	(0.12)		(0.04)	(0.01)	(0.09)
Return of capital	— (c)	—		—	—	—
Total distributions	(0.07)	(0.12)		(0.04)	(0.01)	(0.09)
Net asset value, end of period	$11.75	$15.31		$17.21	$14.51	$11.36

Total Return (b)	–22.81%	–10.37%		18.97%	27.79%	–20.83%#

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,487	$9,193		$9,914	$9,341	$7,263
Ratios to average net assets:
Net expenses	1.40%	1.40%		1.44%	1.46%	1.51%
Gross expenses	1.56%	1.45%		1.53%	1.55%	1.51%
Net investment income (loss)	0.76%	—	%(d)	0.04%	0.36%	0.42%
Portfolio turnover rate	30%	39%		57%	55%	63%

#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.07% impact on the total return of the Portfolio’s Open Shares.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.
(d)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Annual Report  215

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$11.56	$13.12	$11.79	$9.89	$12.30
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.08	0.08	0.20	0.16
Net realized and unrealized gain (loss)	(2.67)	(1.55)	1.33	1.93	(2.39)
Total from investment operations	(2.50)	(1.47)	1.41	2.13	(2.23)
Less distributions from:
Net investment income	(0.19)	(0.09)	(0.08)	(0.23)	(0.18)
Total distributions	(0.19)	(0.09)	(0.08)	(0.23)	(0.18)
Net asset value, end of period	$8.87	$11.56	$13.12	$11.79	$9.89

Total Return (b)	–21.63%	–11.21%	11.98%	21.59%	–18.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,730	$156,284	$209,503	$197,213	$207,955
Ratios to average net assets (c):
Net expenses	1.22%	1.16%	1.20%	1.18%	1.18%
Gross expenses	1.23%	1.16%	1.20%	1.18%	1.18%
Net investment income (loss)	1.75%	0.64%	0.70%	1.83%	1.44%
Portfolio turnover rate	28%	31%	23%	19%	30%

The accompanying notes are an integral part of these financial statements.

216  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$11.53	$13.09	$11.76	$9.87	$12.27
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.04	0.04	0.16	0.11
Net realized and unrealized gain (loss)	(2.65)	(1.55)	1.33	1.92	(2.37)
Total from investment operations	(2.51)	(1.51)	1.37	2.08	(2.26)
Less distributions from:
Net investment income	(0.17)	(0.05)	(0.04)	(0.19)	(0.14)
Total distributions	(0.17)	(0.05)	(0.04)	(0.19)	(0.14)
Net asset value, end of period	$8.85	$11.53	$13.09	$11.76	$9.87

Total Return (b)	–21.80%	–11.53%	11.66%	21.08%	–18.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,427	$2,113	$2,544	$2,425	$1,853
Ratios to average net assets (c):
Net expenses	1.48%	1.50%	1.50%	1.55%	1.58%
Gross expenses	1.69%	1.55%	1.62%	1.90%	2.00%
Net investment income (loss)	1.46%	0.34%	0.35%	1.48%	1.00%
Portfolio turnover rate	28%	31%	23%	19%	30%

The accompanying notes are an integral part of these financial statements.

Annual Report  217

Selected data for a share of capital stock outstanding	Year Ended				For the Period 4/6/18* to
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
R6 Shares
Net asset value, beginning of period	$11.57	$13.13	$11.80	$9.89	$12.21
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.09	0.07	0.20	0.14
Net realized and unrealized gain (loss)	(2.68)	(1.56)	1.34	1.94	(2.28)
Total from investment operations	(2.50)	(1.47)	1.41	2.14	(2.14)
Less distributions from:
Net investment income	(0.19)	(0.09)	(0.08)	(0.23)	(0.18)
Total distributions	(0.19)	(0.09)	(0.08)	(0.23)	(0.18)
Net asset value, end of period	$8.88	$11.57	$13.13	$11.80	$9.89

Total Return (b)	–21.58%	–11.19%	11.97%	21.69%	–17.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$347	$311	$544	$597	$494
Ratios to average net assets (c):
Net expenses	1.18%	1.16%	1.20%	1.18%	1.16%
Gross expenses	2.11%	1.91%	1.87%	3.23%	7.68%
Net investment income (loss)	1.87%	0.66%	0.63%	1.80%	1.71%
Portfolio turnover rate	28%	31%	23%	19%	30%

*	The inception date for the R6 Shares was April 6, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

218  Annual Report

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$12.88	$13.79	$11.84	$10.03	$12.27
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.29	0.27	0.10	0.24	0.19
Net realized and unrealized gain (loss)	(3.01)	(0.15)	1.97	1.80	(2.19)
Total from investment operations	(2.72)	0.12	2.07	2.04	(2.00)
Less distributions from:
Net investment income	(0.29)	(0.22)	(0.10)	(0.23)	(0.22)
Net realized gains	(0.04)	(0.81)	(0.02)	—	— (b)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.33)	(1.03)	(0.12)	(0.23)	(0.24)
Net asset value, end of period	$9.83	$12.88	$13.79	$11.84	$10.03

Total Return (c)	–21.09%	0.96%	17.50%	20.34%	–16.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80,506	$68,538	$27,898	$9,190	$3,107
Ratios to average net assets:
Net expenses	0.91%	0.93%	1.10%	1.10%	1.10%
Gross expenses	1.11%	1.21%	1.97%	3.19%	5.60%
Net investment income (loss)	2.73%	1.90%	0.87%	2.15%	1.59%
Portfolio turnover rate	122%	88%	91%	59%	61%

The accompanying notes are an integral part of these financial statements.

Annual Report  219

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$12.88	$13.79	$11.85	$10.04	$12.27
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.25	0.12	0.09	0.21	0.16
Net realized and unrealized gain (loss)	(2.98)	(0.04)	1.93	1.79	(2.18)
Total from investment operations	(2.73)	0.08	2.02	2.00	(2.02)
Less distributions from:
Net investment income	(0.27)	(0.18)	(0.06)	(0.19)	(0.19)
Net realized gains	(0.04)	(0.81)	(0.02)	—	— (b)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.31)	(0.99)	(0.08)	(0.19)	(0.21)
Net asset value, end of period	$9.84	$12.88	$13.79	$11.85	$10.04

Total Return (c)	–21.21%	0.63%	17.10%	19.97%	–16.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93	$979	$876	$1,162	$476
Ratios to average net assets:
Net expenses	1.16%	1.25%	1.35%	1.38%	1.40%
Gross expenses	3.20%	1.75%	2.68%	4.32%	8.09%
Net investment income (loss)	2.11%	0.80%	0.76%	1.87%	1.35%
Portfolio turnover rate	122%	88%	91%	59%	61%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

220  Annual Report

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$18.12	$18.03	$18.48	$16.06	$20.02
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.80	0.56	0.37	0.42	0.39
Net realized and unrealized gain (loss)	(3.49)	0.42	(0.44)	2.45	(4.01)
Total from investment operations	(2.69)	0.98	(0.07)	2.87	(3.62)
Less distributions from:
Net investment income	(0.86)	(0.89)	(0.38)	(0.45)	(0.34)
Total distributions	(0.86)	(0.89)	(0.38)	(0.45)	(0.34)
Net asset value, end of period	$14.57	$18.12	$18.03	$18.48	$16.06

Total Return (b)	–14.86%	5.44%	–0.10%	18.04%	–18.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,281,187	$3,271,175	$3,923,878	$6,645,429	$7,573,861
Ratios to average net assets:
Net expenses	1.06%	1.07%	1.09%	1.08%	1.07%
Gross expenses	1.06%	1.07%	1.09%	1.08%	1.07%
Net investment income (loss)	4.92%	2.93%	2.36%	2.42%	2.12%
Portfolio turnover rate	23%	34%	39%	20%	16%

The accompanying notes are an integral part of these financial statements.

Annual Report  221

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$18.70	$18.58	$19.03	$16.53	$20.60
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.78	0.53	0.34	0.39	0.35
Net realized and unrealized gain (loss)	(3.60)	0.43	(0.45)	2.52	(4.12)
Total from investment operations	(2.82)	0.96	(0.11)	2.91	(3.77)
Less distributions from:
Net investment income	(0.82)	(0.84)	(0.34)	(0.41)	(0.30)
Total distributions	(0.82)	(0.84)	(0.34)	(0.41)	(0.30)
Net asset value, end of period	$15.06	$18.70	$18.58	$19.03	$16.53

Total Return (b)	–15.09%	5.19%	–0.34%	17.73%	–18.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$251,237	$371,863	$421,990	$969,347	$1,004,569
Ratios to average net assets:
Net expenses	1.32%	1.32%	1.34%	1.34%	1.32%
Gross expenses	1.32%	1.32%	1.34%	1.34%	1.32%
Net investment income (loss)	4.71%	2.68%	2.08%	2.19%	1.85%
Portfolio turnover rate	23%	34%	39%	20%	16%

The accompanying notes are an integral part of these financial statements.

222  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout the period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
R6 Shares
Net asset value, beginning of period	$18.13	$18.04	$18.47	$16.06	$20.02
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.78	0.54	0.40	0.40	0.40
Net realized and unrealized gain (loss)	(3.47)	0.44	(0.45)	2.46	(4.02)
Total from investment operations	(2.69)	0.98	(0.05)	2.86	(3.62)
Less distributions from:
Net investment income	(0.86)	(0.89)	(0.38)	(0.45)	(0.34)
Total distributions	(0.86)	(0.89)	(0.38)	(0.45)	(0.34)
Net asset value, end of period	$14.58	$18.13	$18.04	$18.47	$16.06

Total Return (b)	–14.86%	5.44%	0.01%	17.98%	–18.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,004	$9,880	$23,631	$184,337	$232,507
Ratios to average net assets:
Net expenses	1.06%	1.06%	1.08%	1.08%	1.07%
Gross expenses	1.10%	1.08%	1.09%	1.08%	1.07%
Net investment income (loss)	4.83%	2.83%	2.52%	2.30%	2.15%
Portfolio turnover rate	23%	34%	39%	20%	16%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  223

LAZARD EMERGING MARKETS STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$12.87	$13.80	$12.18	$10.02	$12.93
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.32	0.19	0.13	0.13	0.17
Net realized and unrealized gain (loss)	(2.77)	(0.96)	1.66	2.29	(2.89)
Total from investment operations	(2.45)	(0.77)	1.79	2.42	(2.72)
Less distributions from:
Net investment income	(0.32)	(0.16)	(0.17)	(0.26)	(0.19)
Total distributions	(0.32)	(0.16)	(0.17)	(0.26)	(0.19)
Net asset value, end of period	$10.10	$12.87	$13.80	$12.18	$10.02

Total Return (b)	–19.04%	–5.54%	14.74%	24.21%	–21.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,053	$57,269	$74,406	$96,399	$291,404
Ratios to average net assets:
Net expenses	1.13%	1.18%	1.22%	1.26%	1.15%
Gross expenses	1.39%	1.33%	1.46%	1.26%	1.15%
Net investment income (loss)	2.94%	1.33%	1.18%	1.16%	1.39%
Portfolio turnover rate	23%	95%	53%	56%	61%

The accompanying notes are an integral part of these financial statements.

224  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$12.92	$13.85	$12.23	$10.03	$12.95
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.31	0.14	0.10	0.14	0.12
Net realized and unrealized gain (loss)	(2.79)	(0.94)	1.65	2.29	(2.89)
Total from investment operations	(2.48)	(0.80)	1.75	2.43	(2.77)
Less distributions from:
Net investment income	(0.30)	(0.13)	(0.13)	(0.23)	(0.15)
Total distributions	(0.30)	(0.13)	(0.13)	(0.23)	(0.15)
Net asset value, end of period	$10.14	$12.92	$13.85	$12.23	$10.03

Total Return (b)	–19.24%	–5.75%	14.39%	24.21%	–21.39%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,382	$2,949	$4,019	$5,977	$6,200
Ratios to average net assets:
Net expenses	1.38%	1.43%	1.48%	1.52%	1.53%
Gross expenses	1.81%	1.71%	1.83%	1.77%	1.53%
Net investment income (loss)	2.77%	1.01%	0.88%	1.27%	1.01%
Portfolio turnover rate	23%	95%	53%	56%	61%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  225

LAZARD EQUITY FRANCHISE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$ 10.78	$10.17	$10.17	$8.84	$10.38
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.15	0.10	0.19	0.20
Net realized and unrealized gain (loss)	(0.70)	2.14	0.02	1.73	(0.75)
Total from investment operations	(0.56)	2.29	0.12	1.92	(0.55)
Less distributions from:
Net investment income	(0.10)	(0.15)	(0.07)	(0.15)	(0.21)
Net realized gains	(1.06)	(1.53)	(0.05)	(0.44)	(0.78)
Total distributions	(1.16)	(1.68)	(0.12)	(0.59)	(0.99)
Net asset value, end of period	$ 9.06	$10.78	$10.17	$10.17	$8.84

Total Return (b)	–5.21%	22.76%	1.15%	21.70%	–5.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$159,864	$105,429	$91,720	$39,878	$8,341
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Gross expenses	0.98%	0.98%	1.11%	1.36%	3.42%
Net investment income (loss)	1.35%	1.29%	1.09%	1.95%	1.94%
Portfolio turnover rate	115%	73%	79%	95%	97%

The accompanying notes are an integral part of these financial statements.

226  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$10.77	$10.17	$10.17	$8.84	$10.38
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.12	0.09	0.16	0.19
Net realized and unrealized gain (loss)	(0.70)	2.13	— (c)	1.73	(0.77)
Total from investment operations	(0.58)	2.25	0.09	1.89	(0.58)
Less distributions from:
Net investment income	(0.08)	(0.12)	(0.04)	(0.12)	(0.18)
Net realized gains	(1.06)	(1.53)	(0.05)	(0.44)	(0.78)
Total distributions	(1.14)	(1.65)	(0.09)	(0.56)	(0.96)
Net asset value, end of period	$9.05	$10.77	$10.17	$10.17	$8.84

Total Return (b)	–5.45%	22.36%	0.90%	21.40%	–5.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190	$93	$129	$312	$190
Ratios to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.18%	1.20%
Gross expenses	4.13%	4.45%	3.64%	5.78%	10.19%
Net investment income (loss)	1.17%	1.05%	1.00%	1.64%	1.75%
Portfolio turnover rate	115%	73%	79%	95%	97%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  227

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$18.77	$16.32	$14.56	$11.72	$13.04
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.09	0.07	0.11	0.09
Net realized and unrealized gain (loss)	(3.33)	3.11	2.24	2.84	(1.02)
Total from investment operations	(3.24)	3.20	2.31	2.95	(0.93)
Less distributions from:
Net investment income	(0.09)	(0.09)	(0.05)	(0.10)	(0.06)
Net realized gains	(0.07)	(0.66)	(0.50)	—	(0.32)
Return of capital	—	—	—	(0.01)	(0.01)
Total distributions	(0.16)	(0.75)	(0.55)	(0.11)	(0.39)
Net asset value, end of period	$15.37	$18.77	$16.32	$14.56	$11.72

Total Return (b)	–17.28%	19.75%	15.97%	25.20%	–7.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$91,303	$109,943	$92,418	$82,057	$65,382
Ratios to average net assets:
Net expenses	0.88%	0.84%	0.90%	1.01%	1.05%
Gross expenses	0.88%	0.84%	0.95%	1.08%	1.08%
Net investment income (loss)	0.58%	0.50%	0.46%	0.85%	0.70%
Portfolio turnover rate	19%	22%	90%	25%	34%

The accompanying notes are an integral part of these financial statements.

228  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$ 18.78	$16.33	$14.57	$11.73	$13.04
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.03	0.05	0.08	0.05
Net realized and unrealized gain (loss)	(3.33)	3.11	2.22	2.83	(1.01)
Total from investment operations	(3.28)	3.14	2.27	2.91	(0.96)
Less distributions from:
Net investment income	(0.05)	(0.03)	(0.01)	(0.07)	(0.02)
Net realized gains	(0.07)	(0.66)	(0.50)	—	(0.32)
Return of capital	—	—	—	— (c)	(0.01)
Total distributions	(0.12)	(0.69)	(0.51)	(0.07)	(0.35)
Net asset value, end of period	$ 15.38	$18.78	$16.33	$14.57	$11.73

Total Return (b)	–17.50%	19.37%	15.67%	24.82%	–7.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 1,254	$1,543	$1,158	$933	$763
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.30%	1.35%
Gross expenses	1.49%	1.40%	1.74%	2.36%	2.80%
Net investment income (loss)	0.30%	0.18%	0.35%	0.56%	0.41%
Portfolio turnover rate	19%	22%	90%	25%	34%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  229

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$16.50	$14.65	$15.78	$13.51	$15.99
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.41 *	0.61 *	0.27	0.40	0.41
Net realized and unrealized gain (loss)	(0.60)	2.27	(1.02)	2.57	(0.96)
Total from investment operations	(0.19)	2.88	(0.75)	2.97	(0.55)
Less distributions from:
Net investment income	(0.84)	(0.72)	(0.04)	(0.70)	(0.72)
Net realized gains	(1.27)	(0.31)	(0.27)	—	(1.21)
Return of capital	—	—	(0.07)	—	—
Total distributions	(2.11)	(1.03)	(0.38)	(0.70)	(1.93)
Net asset value, end of period	$14.20	$16.50	$14.65	$15.78	$13.51

Total Return (b)	–1.30%*	19.87%*	–4.48%	22.26%	–3.68%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,789,195	$7,308,516	$7,289,680	$7,277,512	$4,924,359
Ratios to average net assets:
Net expenses	0.96%	0.96%	0.96%	0.95%	0.95%
Gross expenses	0.96%	0.96%	0.96%	0.95%	0.95%
Net investment income (loss)	2.54%*	3.86%*	1.87%	2.63%	2.65%
Portfolio turnover rate	39%	28%	42%	33%	49%

The accompanying notes are an integral part of these financial statements.

230  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$16.51	$14.66	$15.79	$13.52	$16.01
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.37 *	0.55 *	0.23	0.36	0.37
Net realized and unrealized gain (loss)	(0.61)	2.29	(1.01)	2.57	(0.97)
Total from investment operations	(0.24)	2.84	(0.78)	2.93	(0.60)
Less distributions from:
Net investment income	(0.79)	(0.68)	(0.03)	(0.66)	(0.68)
Net realized gains	(1.27)	(0.31)	(0.25)	—	(1.21)
Return of capital	—	—	(0.07)	—	—
Total distributions	(2.06)	(0.99)	(0.35)	(0.66)	(1.89)
Net asset value, end of period	$14.21	$16.51	$14.66	$15.79	$13.52

Total Return (b)	–1.55%*	19.56%*	–4.68%	21.94%	–3.98%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$336,227	$300,372	$307,757	$448,387	$426,749
Ratios to average net assets:
Net expenses	1.21%	1.21%	1.21%	1.20%	1.20%
Gross expenses	1.21%	1.21%	1.21%	1.20%	1.20%
Net investment income (loss)	2.31%*	3.50%*	1.57%	2.39%	2.36%
Portfolio turnover rate	39%	28%	42%	33%	49%

*	Includes $0.00 and $0.04 of refunds received as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2022 and December 31, 2021, respectively. There was a 0.00% and 0.29% impact on the total return of the Portfolio for the year ended December 31, 2022 and December 31, 2021, respectively. There was a 0.03% and 0.26% impact on the net investment income (loss) ratio of the Portfolio for the year ended December 31, 2022 and December 31, 2021, respectively. Refer to Note 2 (b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

Annual Report  231

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *
Institutional Shares
Net asset value, beginning of period	$13.49	$12.12	$10.30	$8.20	$11.55
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	0.26	0.02	0.10	0.05
Net realized and unrealized gain (loss)	(2.59)	1.69	2.17	2.30	(0.90)
Total from investment operations	(2.55)	1.95	2.19	2.40	(0.85)
Less distributions from:
Net investment income	(0.04)	(0.22)	(0.01)	(0.10)	(0.05)
Net realized gains	(0.02)	(0.36)	(0.36)	(0.20)	(2.45)
Total distributions	(0.06)	(0.58)	(0.37)	(0.30)	(2.50)
Net asset value, end of period	$10.88	$13.49	$12.12	$10.30	$8.20

Total Return (b)	–18.93%	16.13%	21.48%	29.19%	–9.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,442	$17,502	$4,076	$3,185	$2,505
Ratios to average net assets:
Net expenses	0.93%	0.95%	0.97%	1.00%	1.05%
Gross expenses	2.00%	1.88%	5.74%	6.07%	6.41%
Net investment income (loss)	0.36%	1.97%	0.23%	1.01%	0.60%
Portfolio turnover rate	32%	40%	59%	49%	46%

The accompanying notes are an integral part of these financial statements.

232  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20*	12/31/19 *	12/31/18 *
Open Shares
Net asset value, beginning of period	$13.38	$12.02	$10.25	$8.15	$11.50
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.19	— (c)	0.05	0.05
Net realized and unrealized gain (loss)	(2.58)	1.72	2.13	2.30	(0.95)
Total from investment operations	(2.57)	1.91	2.13	2.35	(0.90)
Less distributions from:
Net investment income	(0.01)	(0.19)	— (c)	(0.05)	— (c)
Net realized gains	(0.02)	(0.36)	(0.36)	(0.20)	(2.45)
Total distributions	(0.03)	(0.55)	(0.36)	(0.25)	(2.45)
Net asset value, end of period	$10.78	$13.38	$12.02	$10.25	$8.15

Total Return (b)	–19.22%	15.90%	20.96%	29.01%	–9.39%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$173	$210	$184	$144	$131
Ratios to average net assets:
Net expenses	1.18%	1.20%	1.22%	1.29%	1.35%
Gross expenses	4.79%	4.09%	8.76%	13.26%	14.05%
Net investment income (loss)	0.12%	1.47%	–0.01%	0.72%	0.29%
Portfolio turnover rate	32%	40%	59%	49%	46%

*	On December 17, 2020, the Fund effected a 1:5 reverse share split. All per share data prior to December 17, 2020 has been adjusted to reflect the reverse share split.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  233

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$11.19	$10.32	$9.99	$8.70	$10.92
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.29	0.29	0.20	0.22	0.24
Net realized and unrealized gain (loss)	(1.79)	1.15	0.33	1.29	(2.01)
Total from investment operations	(1.50)	1.44	0.53	1.51	(1.77)
Less distributions from:
Net investment income	(0.30)	(0.29)	(0.20)	(0.22)	(0.33)
Net realized gains	(0.05)	(0.28)	—	—	(0.12)
Total distributions	(0.35)	(0.57)	(0.20)	(0.22)	(0.45)
Net asset value, end of period	$9.34	$11.19	$10.32	$9.99	$8.70

Total Return (b)	–13.45%	13.94%	5.41%	17.37%	–16.26%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,444	$2,855	$2,472	$2,408	$2,051
Ratios to average net assets :
Net expenses	0.85%	0.90%	0.90%	0.90%	0.90%
Gross expenses	7.06%	5.81%	8.57%	8.40%	7.60%
Net investment income (loss)	3.01%	2.54%	2.24%	2.30%	2.29%
Portfolio turnover rate	85%	99%	109%	66%	72%

The accompanying notes are an integral part of these financial statements.

234  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$11.20	$10.32	$9.99	$8.70	$10.92
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.27	0.26	0.18	0.19	0.21
Net realized and unrealized gain (loss)	(1.81)	1.16	0.33	1.29	(2.01)
Total from investment operations	(1.54)	1.42	0.51	1.48	(1.80)
Less distributions from:
Net investment income	(0.27)	(0.26)	(0.18)	(0.19)	(0.30)
Net realized gains	(0.05)	(0.28)	—	—	(0.12)
Total distributions	(0.32)	(0.54)	(0.18)	(0.19)	(0.42)
Net asset value, end of period	$9.34	$11.20	$10.32	$9.99	$8.70

Total Return (b)	–13.75%	13.75%	5.14%	17.03%	–16.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$117	$135	$119	$113	$97
Ratios to average net assets :
Net expenses	1.10%	1.15%	1.15%	1.18%	1.20%
Gross expenses	10.77%	9.38%	12.55%	17.72%	17.67%
Net investment income (loss)	2.76%	2.29%	1.99%	2.02%	1.99%
Portfolio turnover rate	85%	99%	109%	66%	72%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  235

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$17.98	$20.02	$18.61	$15.68	$19.61
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.29 *	0.67 *	0.21	0.37	0.37
Net realized and unrealized gain (loss)	(2.96)	0.49	1.41	2.95	(3.06)
Total from investment operations	(2.67)	1.16	1.62	3.32	(2.69)
Less distributions from:
Net investment income	(0.26)	(1.07)	(0.21)	(0.39)	(0.42)
Net realized gains	(0.64)	(2.13)	—	—	(0.82)
Total distributions	(0.90)	(3.20)	(0.21)	(0.39)	(1.24)
Net asset value, end of period	$14.41	$17.98	$20.02	$18.61	$15.68

Total Return (b)	–14.83%*	6.00%*	8.76%	21.19%	–13.61%	#

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$869,014	$1,567,011	$2,812,450	$2,495,021	$2,102,735
Ratios to average net assets:
Net expenses	0.83%	0.82%	0.82%	0.82%	0.81%
Gross expenses	0.83%	0.82%	0.82%	0.82%	0.81%
Net investment income (loss)	1.89%*	3.21%*	1.21%	2.13%	1.94%
Portfolio turnover rate	31%	34%	38%	37%	36%

The accompanying notes are an integral part of these financial statements.

236  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$18.24	$20.26	$18.84	$15.87	$19.83
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.27 *	0.63 *	0.17	0.33	0.32
Net realized and unrealized gain (loss)	(3.01)	0.50	1.41	2.98	(3.08)
Total from investment operations	(2.74)	1.13	1.58	3.31	(2.76)
Less distributions from:
Net investment income	(0.23)	(1.02)	(0.16)	(0.34)	(0.38)
Net realized gains	(0.64)	(2.13)	—	—	(0.82)
Total distributions	(0.87)	(3.15)	(0.16)	(0.34)	(1.20)
Net asset value, end of period	$14.63	$18.24	$20.26	$18.84	$15.87

Total Return (b)	–15.05%*	5.76%*	8.43%	20.89%	–13.83%	#

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,781	$93,296	$120,781	$257,308	$227,483
Ratios to average net assets:
Net expenses	1.09%	1.07%	1.08%	1.07%	1.06%
Gross expenses	1.09%	1.07%	1.08%	1.07%	1.06%
Net investment income (loss)	1.70%*	2.98%*	0.97%	1.84%	1.67%
Portfolio turnover rate	31%	34%	38%	37%	36%

The accompanying notes are an integral part of these financial statements.

Annual Report  237

Selected data for a share of capital stock outstanding	Year Ended
throughout the period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
R6 Shares
Net asset value, beginning of period	$17.95	$19.99	$18.58	$15.66	$19.59
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.31 *	0.67 *	0.21	0.38	0.36
Net realized and unrealized gain (loss)	(2.97)	0.50	1.41	2.93	(3.05)
Total from investment operations	(2.66)	1.17	1.62	3.31	(2.69)
Less distributions from:
Net investment income	(0.27)	(1.08)	(0.21)	(0.39)	(0.42)
Net realized gains	(0.64)	(2.13)	—	—	(0.82)
Total distributions	(0.91)	(3.21)	(0.21)	(0.39)	(1.24)
Net asset value, end of period	$14.38	$17.95	$19.99	$18.58	$15.66

Total Return (b)	–14.82%*	6.03%*	8.79%	21.17%	–13.62%	#

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,434	$116,187	$129,419	$107,574	$106,516
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.81%	0.80%	0.80%
Gross expenses	0.83%	0.82%	0.83%	0.82%	0.81%
Net investment income (loss)	2.02%*	3.20%*	1.21%	2.19%	1.84%
Portfolio turnover rate	31%	34%	38%	37%	36%

#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received. There was a 0.16%, 0.16% and 0.33% impact on the total return of the Portfolio’s Institutional, Open and R6 Shares, respectively.
*	Includes $0.02 and $0.07 of refunds as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2022 and December 31, 2021, respectively. There was a 0.12% impact on the total return of the Portfolio for year ended December 31, 2022 and 0.42% impact to the Institutional and R6 Share Class and a 0.40% impact to the Open Class on the total return of the Portfolio for the year ended December 31, 2021, respectively. There was a 0.15% and 0.31% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2 (b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

238  Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$11.51	$11.53	$10.75	$9.13	$11.02
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16 *	0.31	0.11	0.23	0.18
Net realized and unrealized gain (loss)	(1.94)	0.06	0.78	1.62	(1.82)
Total from investment operations	(1.78)	0.37	0.89	1.85	(1.64)
Less distributions from:
Net investment income	(0.17)	(0.32)	(0.11)	(0.23)	(0.25)
Net realized gains	(0.04)	(0.07)	—	—	—
Total distributions	(0.21)	(0.39)	(0.11)	(0.23)	(0.25)
Net asset value, end of period	$9.52	$11.51	$11.53	$10.75	$9.13

Total Return (b)	–15.46%*	3.24%	8.33%	20.32%	–14.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51,643	$78,782	$92,121	$93,586	$74,582
Ratios to average net assets:
Net expenses	0.90%	0.87%	0.90%	0.97%	1.05%
Gross expenses	0.96%	0.87%	0.95%	0.99%	1.05%
Net investment income (loss)	1.56%*	2.60%	1.10%	2.29%	1.73%
Portfolio turnover rate	41%	35%	34%	42%	32%

The accompanying notes are an integral part of these financial statements.

Annual Report  239

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$11.57	$11.58	$10.80	$9.17	$11.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13 *	0.24	0.08	0.19	0.15
Net realized and unrealized gain (loss)	(1.94)	0.11	0.78	1.64	(1.82)
Total from investment operations	(1.81)	0.35	0.86	1.83	(1.67)
Less distributions from:
Net investment income	(0.15)	(0.29)	(0.08)	(0.20)	(0.19)
Net realized gains	(0.04)	(0.07)	—	—	—
Total distributions	(0.19)	(0.36)	(0.08)	(0.20)	(0.19)
Net asset value, end of period	$9.57	$11.57	$11.58	$10.80	$9.17

Total Return (b)	–15.68%*	3.03%	8.02%	19.97%	–15.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,910	$4,166	$2,868	$2,502	$1,502
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.28%	1.35%
Gross expenses	1.35%	1.26%	1.38%	1.74%	1.83%
Net investment income (loss)	1.30%*	2.03%	0.80%	1.87%	1.42%
Portfolio turnover rate	41%	35%	34%	42%	32%

*	There was less than $0.01 impact on the Net investment income per share and no impact on the total return of the Portfolio as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2022. There was a 0.02% impact on the net investment income (loss) ratio of the Portfolio for the year ended December 31, 2022. Refer to Note 2 (b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

240  Annual Report

LAZARD INTERNATIONAL QUALITY GROWTH PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended				For the Period 12/31/18* to
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$16.80	$15.59	$12.69	$9.98	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.07	0.03	0.08	—
Net realized and unrealized gain (loss)	(3.47)	1.48	3.01	2.95	(0.02)
Total from investment operations	(3.37)	1.55	3.04	3.03	(0.02)
Less distributions from:
Net investment income	(0.09)	(0.03)	(0.01)	(0.27)	—
Net realized gains	(0.06)	(0.31)	(0.13)	(0.05)	—
Total distributions	(0.15)	(0.34)	(0.14)	(0.32)	—
Net asset value, end of period	$13.28	$16.80	$15.59	$12.69	$9.98

Total Return (b)	–20.10%	9.99%	23.95%	30.32%	–0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,723	$62,468	$10,473	$3,958	$149
Ratios to average net assets(c):
Net expenses	0.85%	0.85%	0.85%	0.85%	0.00%
Gross expenses	1.05%	1.24%	3.58%	8.16%	8.45%
Net investment income (loss)	0.70%	0.44%	0.24%	0.65%	0.00%
Portfolio turnover rate	43%	7%	12%	20%	0%

The accompanying notes are an integral part of these financial statements.

Annual Report  241

Selected data for a share of capital stock outstanding	Year Ended				For the Period 12/31/18* to
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$16.70	$15.51	$12.65	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.06	0.03	(0.02)	0.07	—
Net realized and unrealized gain (loss)	(3.45)	1.47	3.01	2.90	— (d)
Total from investment operations	(3.39)	1.50	2.99	2.97	— (d)
Less distributions from:
Net investment income	(0.05)	—	—	(0.27)	—
Net realized gains	(0.06)	(0.31)	(0.13)	(0.05)	—
Total distributions	(0.11)	(0.31)	(0.13)	(0.32)	—
Net asset value, end of period	$13.20	$16.70	$15.51	$12.65	$10.00

Total Return (b)	–20.31%	9.69%	23.63%	29.66%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$372	$333	$291	$10	$1
Ratios to average net assets(c):
Net expenses	1.10%	1.10%	1.10%	1.10%	0.00%
Gross expenses	2.81%	2.76%	9.57%	142.50%	0.40%
Net investment income (loss)	0.42%	0.18%	-0.15%	0.60%	0.00%
Portfolio turnover rate	43%	7%	12%	20%	0%

*	The Portfolio commenced operations on December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

242  Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$10.99	$13.50	$12.19	$9.95	$13.79
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.20 *	0.06	0.13	0.12
Net realized and unrealized gain (loss)	(3.02)	1.33	1.53	2.42	(3.51)
Total from investment operations	(2.88)	1.53	1.59	2.55	(3.39)
Less distributions from:
Net investment income	(0.05)	(0.56)	(0.28)	(0.05)	(0.27)
Net realized gains	(0.37)	(3.48)	—	(0.26)	(0.18)
Total distributions	(0.42)	(4.04)	(0.28)	(0.31)	(0.45)
Net asset value, end of period	$7.69	$10.99	$13.50	$12.19	$9.95

Total Return (b)	–26.32%	11.83%*	13.44%	26.01%	–24.88%	#

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,940	$14,542	$29,374	$37,677	$35,121
Ratios to average net assets:
Net expenses	1.14%	1.12%	1.15%	1.14%	1.08%
Gross expenses	1.72%	1.24%	1.29%	1.15%	1.08%
Net investment income (loss)	1.65%	1.34%*	0.57%	1.14%	0.96%
Portfolio turnover rate	44%	47%	50%	37%	59%

The accompanying notes are an integral part of these financial statements.

Annual Report  243

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$11.03	$13.50	$12.19	$9.97	$13.82
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.15 *	0.04	0.10	0.11
Net realized and unrealized gain (loss)	(3.05)	1.35	1.52	2.43	(3.54)
Total from investment operations	(2.91)	1.50	1.56	2.53	(3.43)
Less distributions from:
Net investment income	(0.03)	(0.49)	(0.25)	(0.05)	(0.24)
Net realized gains	(0.37)	(3.48)	—	(0.26)	(0.18)
Total distributions	(0.40)	(3.97)	(0.25)	(0.31)	(0.42)
Net asset value, end of period	$7.72	$11.03	$13.50	$12.19	$9.97

Total Return (b)	–26.49%	11.61%*	13.15%	25.76%	–25.09%	#

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,692	$11,969	$12,581	$19,780	$20,265
Ratios to average net assets:
Net expenses	1.39%	1.37%	1.40%	1.39%	1.34%
Gross expenses	1.97%	1.51%	1.56%	1.43%	1.34%
Net investment income (loss)	1.58%	1.05%*	0.33%	0.86%	0.83%
Portfolio turnover rate	44%	47%	50%	37%	59%

#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.46% and 0.53% impact on the total return of the Portfolio’s Institutional and Open Shares, respectively.
*	Includes $0.03 of refunds received as a result of European Union dividend withholding tax reclaims filings. There was a 0.31% impact on the total return of the Portfolio. There was a 0.17% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

244  Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$16.37	$16.83	$15.38	$12.89	$15.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.22 *	0.56 *	0.17	0.24	0.21
Net realized and unrealized gain (loss)	(2.98)	0.42	1.45	2.53	(1.85)
Total from investment operations	(2.76)	0.98	1.62	2.77	(1.64)
Less distributions from:
Net investment income	(0.19)	(0.62)	(0.17)	(0.28)	(0.21)
Net realized gains	—	(0.51)	—	—	(0.96)
Return of capital	—	(0.31)	—	—	—
Total distributions	(0.19)	(1.44)	(0.17)	(0.28)	(1.17)
Net asset value, end of period	$13.42	$16.37	$16.83	$15.38	$12.89

Total Return (b)	–16.88%*	5.99%*	10.58%	21.55%	–10.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,180,622	$5,713,405	$5,270,611	$5,505,271	$4,630,334
Ratios to average net assets:
Net expenses	0.81%	0.80%	0.81%	0.80%	0.80%
Gross expenses	0.81%	0.80%	0.81%	0.80%	0.80%
Net investment income (loss)	1.56%*	3.15%*	1.18%	1.66%	1.36%
Portfolio turnover rate	33%	31%	37%	36%	40%

The accompanying notes are an integral part of these financial statements.

Annual Report  245

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$16.53	$16.99	$15.52	$13.01	$15.83
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18 *	0.52 *	0.14	0.21	0.17
Net realized and unrealized gain (loss)	(3.00)	0.42	1.46	2.55	(1.86)
Total from investment operations	(2.82)	0.94	1.60	2.76	(1.69)
Less distributions from:
Net investment income	(0.15)	(0.60)	(0.13)	(0.25)	(0.17)
Net realized gains	—	(0.51)	—	—	(0.96)
Return of capital	—	(0.29)	—	—	—
Total distributions	(0.15)	(1.40)	(0.13)	(0.25)	(1.13)
Net asset value, end of period	$13.56	$16.53	$16.99	$15.52	$13.01

Total Return (b)	–17.04%*	5.67%*	10.34%	21.21%	–10.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$308,243	$460,862	$535,285	$682,035	$832,548
Ratios to average net assets:
Net expenses	1.07%	1.06%	1.06%	1.06%	1.05%
Gross expenses	1.07%	1.06%	1.06%	1.06%	1.05%
Net investment income (loss)	1.27%*	2.88%*	0.94%	1.47%	1.10%
Portfolio turnover rate	33%	31%	37%	36%	40%

The accompanying notes are an integral part of these financial statements.

246  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout the period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
R6 Shares
Net asset value, beginning of period	$16.38	$16.85	$15.39	$12.90	$15.71
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.22 *	0.56 *	0.17	0.23	0.21
Net realized and unrealized gain (loss)	(2.98)	0.41	1.46	2.54	(1.85)
Total from investment operations	(2.76)	0.97	1.63	2.77	(1.64)
Less distributions from:
Net investment income	(0.19)	(0.62)	(0.17)	(0.28)	(0.21)
Net realized gains	—	(0.51)	—	—	(0.96)
Return of capital	—	(0.31)	—	—	—
Total distributions	(0.19)	(1.44)	(0.17)	(0.28)	(1.17)
Net asset value, end of period	$13.43	$16.38	$16.85	$15.39	$12.90

Total Return (b)	–16.87%*	5.93%*	10.64%	21.54%	–10.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$96,524	$124,625	$118,678	$120,118	$97,394
Ratios to average net assets:
Net expenses	0.81%	0.80%	0.81%	0.80%	0.80%
Gross expenses	0.82%	0.81%	0.82%	0.81%	0.81%
Net investment income (loss)	1.54%*	3.16%*	1.16%	1.61%	1.34%
Portfolio turnover rate	33%	31%	37%	36%	40%

The accompanying notes are an integral part of these financial statements.

Annual Report  247

*	Includes $0.01 and $0.06 of refunds as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2022 and year ended December 31, 2021, respectively. There was a 0.06% and 0.39% impact to the Institutional and R6 Share Class and a 0.06% and 0.38% impact to the Open Class on the total return of the Portfolio. There was a 0.10% and 0.33% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

248  Annual Report

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$13.17	$11.78	$12.66	$10.55	$11.57
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.22	0.21	0.21	0.21	0.19
Net realized and unrealized gain (loss)	(1.10)	2.01	(0.87)	2.08	(1.03)
Total from investment operations	(0.88)	2.22	(0.66)	2.29	(0.84)
Less distributions from:
Net investment income	(0.21)	(0.39)	(0.09)	(0.18)	(0.16)
Net realized gains	(0.15)	(0.44)	(0.13)	— (b)	(0.02)
Total distributions	(0.36)	(0.83)	(0.22)	(0.18)	(0.18)
Net asset value, end of period	$11.93	$13.17	$11.78	$12.66	$10.55

Total Return (c)	–6.72%	19.00%	–5.18%	21.69%	–7.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,712	$31,040	$25,737	$34,354	$20,709
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.25%	1.20%	1.23%	1.36%	1.64%
Net investment income (loss)	1.79%	1.62%	1.83%	1.72%	1.66%
Portfolio turnover rate	97%	110%	138%	103%	122%

The accompanying notes are an integral part of these financial statements.

Annual Report  249

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$13.16	$11.78	$12.65	$10.54	$11.56
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.18	0.19	0.17	0.15
Net realized and unrealized gain (loss)	(1.10)	2.00	(0.87)	2.08	(1.02)
Total from investment operations	(0.91)	2.18	(0.68)	2.25	(0.87)
Less distributions from:
Net investment income	(0.18)	(0.36)	(0.06)	(0.14)	(0.13)
Net realized gains	(0.15)	(0.44)	(0.13)	— (b)	(0.02)
Total distributions	(0.33)	(0.80)	(0.19)	(0.14)	(0.15)
Net asset value, end of period	$11.92	$13.16	$11.78	$12.65	$10.54

Total Return (c)	–6.96%	18.62%	–5.34%	21.36%	–7.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$81	$87	$76	$231	$183
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.03%	1.05%
Gross expenses	6.80%	6.85%	4.39%	5.81%	5.86%
Net investment income (loss)	1.55%	1.39%	1.63%	1.46%	1.28%
Portfolio turnover rate	97%	110%	138%	103%	122%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

250  Annual Report

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$19.70	$18.05	$16.84	$12.89	$15.31
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.08	0.12	0.13	0.18
Net realized and unrealized gain (loss)	(3.98)	4.55	1.39	3.96	(1.11)
Total from investment operations	(3.88)	4.63	1.51	4.09	(0.93)
Less distributions from:
Net investment income	(0.10)	(0.08)	(0.11)	(0.14)	(0.20)
Net realized gains	(0.84)	(2.90)	(0.19)	—	(1.29)
Total distributions	(0.94)	(2.98)	(0.30)	(0.14)	(1.49)
Net asset value, end of period	$14.88	$19.70	$18.05	$16.84	$12.89

Total Return (b)	–19.89%	26.02%	8.98%	31.72%	–6.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,193,492	$1,943,232	$1,936,367	$1,271,509	$1,040,851
Ratios to average net assets:
Net expenses	0.78%	0.76%	0.76%	0.76%	0.75%
Gross expenses	0.78%	0.76%	0.76%	0.76%	0.75%
Net investment income (loss)	0.58%	0.38%	0.72%	0.85%	1.14%
Portfolio turnover rate	69%	32%	43%	33%	69%

The accompanying notes are an integral part of these financial statements.

Annual Report  251

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$19.88	$18.19	$16.98	$12.99	$15.42
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.03	0.08	0.09	0.13
Net realized and unrealized gain (loss)	(4.01)	4.58	1.38	3.99	(1.11)
Total from investment operations	(3.96)	4.61	1.46	4.08	(0.98)
Less distributions from:
Net investment income	(0.05)	(0.02)	(0.06)	(0.09)	(0.16)
Net realized gains	(0.84)	(2.90)	(0.19)	—	(1.29)
Total distributions	(0.89)	(2.92)	(0.25)	(0.09)	(1.45)
Net asset value, end of period	$15.03	$19.88	$18.19	$16.98	$12.99

Total Return (b)	–20.07%	25.72%	8.63%	31.42%	-6.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24,268	$35,649	$34,358	$46,840	$50,981
Ratios to average net assets:
Net expenses	1.04%	1.02%	1.02%	1.04%	1.03%
Gross expenses	1.04%	1.02%	1.02%	1.04%	1.03%
Net investment income (loss)	0.31%	0.13%	0.47%	0.55%	0.85%
Portfolio turnover rate	69%	32%	43%	33%	69%

The accompanying notes are an integral part of these financial statements.

252  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
R6 Shares
Net asset value, beginning of period	$19.76	$18.09	$16.89	$12.92	$15.34
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.08	0.12	0.13	0.17
Net realized and unrealized gain (loss)	(3.99)	4.56	1.38	3.98	(1.10)
Total from investment operations	(3.89)	4.64	1.50	4.11	(0.93)
Less distributions from:
Net investment income	(0.10)	(0.07)	(0.11)	(0.14)	(0.20)
Net realized gains	(0.84)	(2.90)	(0.19)	—	(1.29)
Total distributions	(0.94)	(2.97)	(0.30)	(0.14)	(1.49)
Net asset value, end of period	$14.93	$19.76	$18.09	$16.89	$12.92

Total Return (b)	-19.89%	26.06%	8.90%	31.79%	–6.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,186	$2,720	$2,177	$2,091	$1,900
Ratios to average net assets:
Net expenses	0.78%	0.76%	0.76%	0.76%	0.75%
Gross expenses	0.94%	0.87%	0.92%	1.20%	2.16%
Net investment income (loss)	0.59%	0.40%	0.73%	0.83%	1.15%
Portfolio turnover rate	69%	32%	43%	33%	69%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  253

LAZARD US EQUITY FOCUS PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$16.07	$13.37	$12.03	$10.23	$12.43
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.08	0.11	0.13	0.14
Net realized and unrealized gain (loss)	(2.82)	3.54	1.94	3.11	(0.55)
Total from investment operations	(2.72)	3.62	2.05	3.24	(0.41)
Less distributions from:
Net investment income	(0.10)	(0.05)	(0.10)	(0.23)	(0.29)
Net realized gains	(0.26)	(0.87)	(0.61)	(1.21)	(1.50)
Total distributions	(0.36)	(0.92)	(0.71)	(1.44)	(1.79)
Net asset value, end of period	$12.99	$16.07	$13.37	$12.03	$10.23

Total Return (b)	–16.94%	27.36%	17.29%	31.67%	–3.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,037	$42,755	$31,075	$32,661	$60,629
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.75%	0.75%
Gross expenses	0.81%	0.76%	1.26%	0.92%	0.92%
Net investment income (loss)	0.72%	0.54%	0.91%	1.07%	1.10%
Portfolio turnover rate	29%	27%	54%	45%	62%

The accompanying notes are an integral part of these financial statements.

254  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$16.16	$13.45	$12.09	$10.28	$12.48
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.04	0.08	0.10	0.10
Net realized and unrealized gain (loss)	(2.84)	3.55	1.96	3.11	(0.54)
Total from investment operations	(2.77)	3.59	2.04	3.21	(0.44)
Less distributions from:
Net investment income	(0.07)	(0.01)	(0.07)	(0.19)	(0.26)
Net realized gains	(0.26)	(0.87)	(0.61)	(1.21)	(1.50)
Total distributions	(0.33)	(0.88)	(0.68)	(1.40)	(1.76)
Net asset value, end of period	$13.06	$16.16	$13.45	$12.09	$10.28

Total Return (b)	–17.18%	26.96%	17.08%	31.25%	–3.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,160	$1,569	$1,285	$1,117	$881
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.95%	1.03%	1.05%
Gross expenses	1.31%	1.22%	1.79%	2.14%	2.33%
Net investment income (loss)	0.46%	0.29%	0.67%	0.79%	0.80%
Portfolio turnover rate	29%	27%	54%	45%	62%

The accompanying notes are an integral part of these financial statements.

Annual Report  255

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
R6 Shares
Net asset value, beginning of period	$16.08	$13.38	$12.04	$10.23	$12.43
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.08	0.11	0.13	0.14
Net realized and unrealized gain (loss)	(2.83)	3.54	1.94	3.12	(0.55)
Total from investment operations	(2.73)	3.62	2.05	3.25	(0.41)
Less distributions from:
Net investment income	(0.10)	(0.05)	(0.10)	(0.23)	(0.29)
Net realized gains	(0.26)	(0.87)	(0.61)	(1.21)	(1.50)
Total distributions	(0.36)	(0.92)	(0.71)	(1.44)	(1.79)
Net asset value,end of period	$12.99	$16.08	$13.38	$12.04	$10.23

Total Return (b)	–17.00%	27.34%	17.28%	31.76%	–3.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,244	$36,066	$20,747	$10,609	$10,056
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.74%	0.75%
Gross expenses	0.81%	0.76%	1.27%	1.00%	1.01%
Net investment income (loss)	0.72%	0.52%	0.91%	1.09%	1.10%
Portfolio turnover rate	29%	27%	54%	45%	62%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

256  Annual Report

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$14.97	$14.42	$13.64	$10.83	$14.65
Income (Loss) from investment operations:
Net investment income (loss) (a)	— (b)	0.01	0.04	0.06	0.05
Net realized and unrealized gain (loss)	(2.24)	2.81	0.82	3.19	(2.00)
Total from investment operations	(2.24)	2.82	0.86	3.25	(1.95)
Less distributions from:
Net investment income	—	(0.03)	(0.02)	(0.03)	(0.04)
Net realized gains	(0.52)	(2.24)	(0.06)	(0.41)	(1.83)
Total distributions	(0.52)	(2.27)	(0.08)	(0.44)	(1.87)
Net asset value, end of period	$12.21	$14.97	$14.42	$13.64	$10.83

Total Return (c)	–15.23%	19.91%	6.44%	30.00%	–13.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,882	$94,517	$91,984	$108,112	$113,677
Ratios to average net assets:
Net expenses	1.03%	0.94%	0.98%	0.92%	0.87%
Gross expenses	1.05%	0.94%	0.98%	0.92%	0.87%
Net investment income (loss)	–0.03%	0.05%	0.31%	0.46%	0.35%
Portfolio turnover rate	35%	66%	80%	90%	81%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/22	12/31/21	12/31/20		12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$13.56	$13.25	$12.58		$10.03	$13.72
Income (Loss) from investment operations:
Net investment income (loss) (a)	(0.03)	(0.04)	—	(b)	0.01	0.01
Net realized and unrealized gain (loss)	(2.03)	2.59	0.75		2.95	(1.87)
Total from investment operations	(2.06)	2.55	0.75		2.96	(1.86)
Less distributions from:
Net investment income	—	— (b)	(0.02)		—	— (b)
Net realized gains	(0.52)	(2.24)	(0.06)		(0.41)	(1.83)
Total distributions	(0.52)	(2.24)	(0.08)		(0.41)	(1.83)
Net asset value, end of period	$10.98	$13.56	$13.25		$12.58	$10.03

Total Return (c)	–15.49%	19.59%	6.10%		29.51%	–13.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,750	$10,798	$10,965		$14,643	$13,726
Ratios to average net assets:
Net expenses	1.31%	1.22%	1.28%		1.25%	1.18%
Gross expenses	1.36%	1.22%	1.28%		1.25%	1.18%
Net investment income (loss)	–0.27%	–0.24%	—	%(d)	0.11%	0.04%
Portfolio turnover rate	35%	66%	80%		90%	81%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended		For the Period 1/8/20*
throughout each period	12/31/22	12/31/21	to 12/31/20
R6 Shares
Net asset value, beginning of period	$14.98	$14.42	$13.62
Income (Loss) from investment operations:
Net investment income (loss) (a)	(0.04)	0.01	0.04
Net realized and unrealized gain (loss)	(2.17)	2.82	0.84
Total from investment operations	(2.21)	2.83	0.88
Less distributions from:
Net investment income	—	(0.03)	(0.02)
Net realized gains	(0.52)	(2.24)	(0.06)
Total distributions	(0.52)	(2.27)	(0.08)
Net asset value, end of period	$12.25	$14.98	$14.42

Total Return (c)	–15.01%	19.95%	6.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24	$718	$684
Ratios to average net assets (e):
Net expenses	1.03%	0.93%	0.96%
Gross expenses	1.51%	2.53%	1.65%
Net investment income (loss)	–0.31%	0.05%	0.34%
Portfolio turnover rate	35%	66%	80%

*	The inception date for the R6 shares was January 8, 2020.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Amount is less than 0.005%
(e)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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LAZARD US SUSTAINABLE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended		For the Period 6/30/20*
throughout each period	12/31/22	12/31/21	to 12/31/20
Institutional Shares
Net asset value, beginning of period	$15.41	$12.20	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.06	0.04
Net realized and unrealized gain (loss)	(2.86)	3.47	2.23
Total from investment operations	(2.78)	3.53	2.27
Less distributions from:
Net investment income	(0.08)	(0.08)	(0.04)
Net realized gains	(0.19)	(0.24)	(0.03)
Total distributions	(0.27)	(0.32)	(0.07)
Net asset value, end of period	$12.36	$15.41	$12.20

Total Return (b)	–18.07%	29.01%	22.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,222	$14,687	$11,490
Ratios to average net assets (c):
Net expenses	0.75%	0.75%	0.75%
Gross expenses	1.84%	2.08%	2.49%
Net investment income (loss)	0.64%	0.43%	0.65%
Portfolio turnover rate	23%	8%	5%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended		For the Period 6/30/20*
throughout each period	12/31/22	12/31/21	to 12/31/20
Open Shares
Net asset value, beginning of period	$15.43	$12.21	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.02	0.02
Net realized and unrealized gain (loss)	(2.87)	3.48	2.23
Total from investment operations	(2.82)	3.50	2.25
Less distributions from:
Net investment income	(0.05)	(0.04)	(0.01)
Net realized gains	(0.19)	(0.24)	(0.03)
Total distributions	(0.24)	(0.28)	(0.04)
Net asset value, end of period	$12.37	$15.43	$12.21

Total Return (b)	–18.32%	28.75%	22.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$537	$655	$128
Ratios to average net assets (c):
Net expenses	1.00%	1.00%	1.00%
Gross expenses	2.88%	3.15%	5.31%
Net investment income (loss)	0.39%	0.17%	0.43%
Portfolio turnover rate	23%	8%	5%

*	The Portfolio commenced operations on June 30, 2020
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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LAZARD US SYSTEMATIC SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended	For the Period 10/29/21*
throughout each period	12/31/22	to 12/31/21
Institutional Shares
Net asset value, beginning of period	$10.26	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.02
Net realized and unrealized gain (loss)	(1.77)	0.26
Total from investment operations	(1.68)	0.28
Less distributions from:
Net investment income	(0.06)	(0.02)
Total distributions	(0.06)	(0.02)
Net asset value, end of period	$8.52	$10.26

Total Return (b)	–16.33%	2.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24,786	$3,983
Ratios to average net assets (c):
Net expenses	0.90%	0.90%
Gross expenses	2.67%	5.13%
Net investment income (loss)	1.00%	1.39%
Portfolio turnover rate	74%	22%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended	For the Period 10/29/21*
throughout each period	12/31/22	to 12/31/21
Open Shares
Net asset value, beginning of period	$10.28	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.06	0.02
Net realized and unrealized gain (loss)	(1.76)	0.26
Total from investment operations	(1.70)	0.28
Less distributions from:
Net investment income	(0.04)	—
Total distributions	(0.04)	—
Net asset value, end of period	$8.54	$10.28

Total Return (b)	–16.51%	2.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$102	$120
Ratios to average net assets (c):
Net expenses	1.15%	1.15%
Gross expenses	5.52%	13.16%
Net investment income (loss)	0.66%	1.14%
Portfolio turnover rate	74%	22%

*	The Portfolio commenced operations on October 29, 2021.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2022 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2022, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Developing Markets Equity Portfolio (“Developing Markets Equity”), Lazard Emerging Markets Core Equity Portfolio (“Emerging Markets Core Equity”), Lazard Emerging Markets Equity Advantage Portfolio (“Emerging Markets Equity Advantage”), Lazard Emerging Markets Equity Portfolio (“Emerging Markets Equity”), Lazard Emerging Markets Strategic Equity Portfolio (“Emerging Markets Strategic Equity”), Lazard Equity Franchise Portfolio (“Equity Franchise”), Lazard Global Equity Select Portfolio (“Global Equity Select”), Lazard Global Listed Infrastructure Portfolio (“Global Listed Infrastructure”), Lazard Global Strategic Equity Portfolio (“Global Strategic Equity”), Lazard International Equity Advantage Portfolio (“International Equity Advantage”), Lazard International Equity Portfolio (“International Equity”), Lazard International Equity Select Portfolio (“International Equity Select”), Lazard International Small Cap Equity Portfolio (“International Small Cap Equity”), Lazard International Quality Growth Portfolio (“International Quality Growth”), Lazard International Strategic Equity Portfolio (“International Strategic Equity”), Lazard Managed Equity Volatility Portfolio (“Managed Equity Volatility”), Lazard US Equity Concentrated Portfolio (“US Equity Concentrated”), Lazard US Equity Focus Portfolio (“US Equity Focus”), Lazard US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity”), Lazard US Sustainable Equity Portfolio (“US Sustainable Equity”), and Lazard US Systematic Small Cap Equity Portfolio (“US Systematic Small Cap Equity”). The financial statements of the other nine Portfolios are presented separately.

The Portfolios, other than Equity Franchise, US Equity Concentrated and US Equity Focus, are operated as “diversified” funds, as defined in the 1940 Act.

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Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange traded funds, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities in non-US countries, may not trade on all business days in New York and on which the NAV of a Portfolio is calculated.

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If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). The fair value of non-US equity securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

266  Annual Report

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements until a positive decision has been awarded, at which time the amount will be recorded within dividend income on the Statement of Operations. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

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The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2022, the Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2022, the following Portfolios had unused realized capital loss carryovers which, for federal income tax

268  Annual Report

purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term
Developing Markets Equity	$68,237,024	$49,567,394
Emerging Markets Core Equity	11,595,277	7,258,236
Emerging Markets Equity Advantage	4,187,565	2,653,096
Emerging Markets Equity	221,374,883	890,018,802
Emerging Markets Strategic Equity	10,805,537	40,750,279
Global Strategic Equity	456,687	—
International Equity Advantage	183,346	30,970
International Equity	14,397,188	—
International Equity Select	2,175,714	925,790
International Small Cap Equity	1,428,452	248,497
International Strategic Equity	203,989,809	8,765,565
Managed Equity Volatility	763,453	—
US Systematic Small Cap Equity	851,305	39,653

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2022, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
Developing Markets Equity	$—	$123,100
Emerging Markets Equity	—	375,217
Equity Franchise	1,000,315	—
Global Listed Infrastructure	339,418,309	—
Global Strategic Equity	—	1,444
International Quality Growth	1,087,968	3,198
US Equity Focus	562,243	—

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For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Developing Markets Equity	$89,816,058	$17,539,831	$11,239,446	$6,300,385
Emerging Markets Core Equity	82,447,211	16,645,830	11,514,676	5,131,154
Emerging Markets Equity Advantage	90,141,438	2,416,321	12,706,032	(10,289,711)
Emerging Markets Equity	2,594,302,837	343,376,206	404,586,723	(61,210,517)
Emerging Markets Strategic Equity	49,184,573	3,230,413	7,889,884	(4,659,471)
Equity Franchise	161,838,186	8,081,992	13,578,124	(5,496,132)
Global Equity Select	73,284,305	24,122,667	4,599,732	19,522,935
Global Listed Infrastructure	7,895,941,532	633,888,700	522,447,078	111,441,622
Global Strategic Equity	11,236,542	453,695	1,034,973	(581,278)
International Equity Advantage	2,503,750	213,836	144,310	69,526
International Equity	903,561,911	149,914,397	84,432,990	65,481,407
International Equity Select	51,170,421	7,003,833	5,024,467	1,979,366
International Quality Growth	124,229,363	2,349,357	18,363,412	(16,014,055)
International Small Cap Equity	15,916,308	1,064,808	2,394,442	(1,329,634)
International Strategic Equity	4,167,142,337	802,418,454	372,274,838	430,143,616
Managed Equity Volatility	27,572,236	2,140,834	1,031,910	1,108,924
US Equity Concentrated	997,627,880	234,733,503	12,625,476	222,108,027
US Equity Focus	60,176,087	16,982,697	3,671,421	13,311,276
US Small-Mid Cap Equity	35,263,668	9,297,714	2,647,493	6,650,221
US Sustainable Equity	11,047,100	2,158,413	424,513	1,733,900
US Systematic Small Cap Equity	25,151,216	2,134,748	2,401,217	(266,469)

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Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—For each Portfolio, income dividends are normally declared each business day and paid monthly during any particular year, except that the Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Global Strategic Equity, US Equity Concentrated, International Small Cap Equity, US Small-Mid Cap Equity, Emerging Markets Equity Advantage and Equity Franchise Portfolios, intend, on their 2022 tax returns, to elect to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolios’ undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolios would otherwise be required to distribute as dividends to shareholders in order for the Portfolios to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed

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income will be reflected in the value of the Portfolios’ shares, the total return on a shareholder’s investment is not affected by the Portfolios’ use of equalization.

Real estate investment trust (“REIT”) distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency gains and losses, wash sales, passive foreign investment companies, expiring capital loss carryovers, forward currency mark to market, net operating loss, certain expenses, foreign capital gains taxes, non-deductible organization expenses, REIT basis adjustments, distribution in excess of current earnings, equalization accounting (as described above), non-REIT non-taxable dividend adjustment to income, distributions redesignations, return of capital distributions, receivable from tax reclaim and distributions from real estate investment trusts and partnerships.

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The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)
Developing Markets Equity	$(62,575)	$62,575
Emerging Markets Core Equity	(19,027)	19,027
Emerging Markets Equity	(4,528)	4,528
Equity Franchise	3,521,212	(3,521,212)
Global Equity Select	158,369	(158,369)
Global Listed Infrastructure	33,479,858	(33,479,858)
Global Strategic Equity	(406)	406
International Equity	(2,831,107)	2,831,107
International Equity Select	(1,934)	1,934
International Quality Growth	106,124	(106,124)
International Small Cap Equity	3,810	(3,810)
International Strategic Equity	609,576	(609,576)
US Equity Concentrated	19,962,139	(19,962,139)
US Equity Focus	123,322	(123,322)
US Small-Mid Cap Equity	(85,292)	85,292
US Sustainable Equity	322	(322)
US Systematic Small Cap Equity	(3,274)	3,274

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The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2022	2021	2022	2021
Developing Markets Equity*	$737,410	$1,586,770	$—	$—
Emerging Markets Core Equity	1,946,526	1,222,973	—	—
Emerging Markets Equity Advantage	1,632,469	3,005,745	274,642	2,228,891
Emerging Markets Equity	144,343,772	177,125,297	—	—
Emerging Markets Strategic Equity	1,380,686	751,314	—	—
Equity Franchise	5,741,616	9,587,732	12,205,692	4,681,017
Global Equity Select	531,256	2,605,796	401,381	1,756,391
Global Listed Infrastructure	617,886,544	352,046,276	488,053,713	110,703,716
Global Strategic Equity	46,028	311,725	19,473	420,195
International Equity Advantage	78,363	72,246	12,710	70,196
International Equity	18,675,321	97,589,556	51,354,094	189,542,780
International Equity Select	980,492	2,266,536	247,167	472,510
International Quality Growth	775,087	525,975	517,722	730,780
International Small Cap Equity	110,815	1,373,820	797,519	6,374,470
International Strategic Equity*	62,860,646	225,230,543	—	184,778,429
Managed Equity Volatility	629,794	1,074,482	229,766	829,157
US Equity Concentrated	10,886,247	25,162,588	66,586,092	242,748,971
US Equity Focus	556,355	2,212,803	1,492,055	2,231,806
US Small-Mid Cap Equity	—	897,074	2,335,222	13,969,807
US Sustainable Equity	80,977	270,923	189,779	38,853
US Systematic Small Cap Equity	185,691	8,515	353	—

*	Developing Markets Equity and International Strategic Equity Portfolios had return of capital distributions of $62,544 and $0 in 2022 and $0 and $112,026,425 in 2021, respectively.

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At December 31, 2022, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency
Developing Markets Equity	$(123,100)	$(117,804,418)	$6,141,512
Emerging Markets Core Equity	—	(18,853,513)	4,942,356
Emerging Markets Equity Advantage	87,840	(6,840,661)	(10,297,720)
Emerging Markets Equity	(375,217)	(1,111,393,685)	(63,424,616)
Emerging Markets Strategic Equity	116,007	(51,555,816)	(4,771,277)
Equity Franchise	11,250	(1,000,315)	(5,516,057)
Global Equity Select	3,096	396,627	19,518,449
Global Listed Infrastructure	—	(339,418,309)	111,486,013
Global Strategic Equity	(1,444)	(456,687)	(602,065)
International Equity Advantage	857	(214,316)	69,281
International Equity	2,648,511	(14,397,188)	65,371,220
International Equity Select	—	(3,101,504)	1,959,443
International Quality Growth	(3,198)	(1,087,968)	(16,053,814)
International Small Cap Equity	22,449	(1,676,949)	(1,332,400)
International Strategic Equity	3,482,760	(212,755,374)	428,223,583
Managed Equity Volatility	50,020	(763,453)	1,109,235
US Equity Concentrated	—	49,546,514	222,108,027
US Equity Focus	—	(562,243)	13,311,277
US Small-Mid Cap Equity	—	729,805	6,650,221
US Sustainable Equity	78,493	15,103	1,712,281
US Systematic Small Cap Equity	—	(890,958)	(266,469)

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. The Investment Manager will generally pay for any offering costs

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incurred by a new Portfolio and be reimbursed by that Portfolio within the amortization period. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

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3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
Developing Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Emerging Markets Equity Advantage	0.75
Emerging Markets Equity	1.00
Emerging Markets Strategic Equity	1.00
Equity Franchise	0.80
Global Equity Select	0.65
Global Listed Infrastructure	0.90
Global Strategic Equity	0.75
International Equity Advantage	0.65
International Equity	0.75
International Equity Select	0.65
International Quality Growth	0.75
International Small Cap Equity	0.75
International Strategic Equity	0.75
Managed Equity Volatility	0.60
US Equity Concentrated	0.70
US Equity Focus	0.55
US Small-Mid Cap Equity	0.75
US Sustainable Equity	0.60
US Systematic Small Cap Equity	0.70

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse a Portfolio until April 29, 2023 (or such other date as indicated below) if the aggregate direct expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A),

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fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Institutional Shares	Open Shares	R6 Shares
Developing Markets Equity	1.15%	1.40%	N/A	%
Emerging Markets Core Equity (a)	1.20	1.45	1.15
Emerging Markets Equity Advantage	0.90	1.15	N/A
Emerging Markets Equity	1.20	1.45	1.15
Emerging Markets Strategic Equity (b)	1.10	1.35	N/A
Equity Franchise	0.95	1.20	N/A
Global Equity Select	0.90	1.15	N/A
Global Listed Infrastructure (c)	1.20	1.45	N/A
Global Strategic Equity (d)	0.90	1.15	N/A
International Equity Advantage (e)	0.80	1.05	N/A
International Equity	0.85	1.10	0.80
International Equity Select (f)	0.90	1.15	N/A
International Quality Growth (g)	0.85	1.10	N/A
International Small Cap Equity	1.13	1.38	N/A
International Strategic Equity	1.05	1.30	1.00
Managed Equity Volatility	0.75	1.00	N/A
US Equity Concentrated (h)	0.90	1.15	0.85
US Equity Focus	0.70	0.95	0.70
US Small-Mid Cap Equity (i)	1.05	1.30	1.00
US Sustainable Equity	0.75	1.00	N/A
US Systematic Small Cap Equity (j)	0.90	1.15	N/A

(a)	From January 1, 2022 to June 28, 2022, annual rates were 1.25%, 1.50%, and 1.20%, respectively.
(b)	From January 1, 2022 to June 28, 2022, annual rates were 1.15% and 1.40%, respectively.
(c)	This agreement will continue in effect until April 29, 2032.
(d)	From January 1, 2022 to June 28, 2022, annual rates were 0.95% and 1.20%, respectively.
(e)	From January 1, 2022 to June 28, 2022, annual rates were 0.90% and 1.15%, respectively.
(f)	This agreement will continue in effect until April 29, 2023 and from April 29, 2023 until April 29, 2032 at levels of 1.15%, 1.40% and 1.10%, respectively.
(g)	This agreement will continue in effect until April 29, 2023 for Institutional Shares and until April 29, 2032 for Open Shares.
(h)	This agreement will continue in effect until April 29, 2023 and from April 29, 2023 until April 29, 2032 at levels of 1.10%, 1.35% and 1.05%, respectively.
(i)	From January 1, 2022 to June 28, 2022, annual rates were 1.15%, 1.40%, and 1.10%, respectively.
(j)	This agreement will continue in effect until October 29, 2023.

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In addition, until April 29, 2023, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2022, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
Developing Markets Equity	$90,464	$—	$10,612	$—
Emerging Markets Core Equity	17,734	—	3,508	—
Emerging Markets Equity Advantage	124,061	—	1,856	3,189
Emerging Markets Strategic Equity	126,574	—	11,496	—
Equity Franchise	36,882	—	1,240	3,300
Global Equity Select	—	—	4,493	—
Global Strategic Equity	101,709	43,355	1,309	5,002
International Equity Advantage	15,973	136,551	761	10,554
International Equity Select	36,807	—	6,535	—
International Quality Growth	216,413	—	2,219	2,835
International Small Cap Equity	57,141	—	54,985	—
Managed Equity Volatility	144,432	—	483	4,183
US Equity Focus	43,758	—	4,659	—
US Small-Mid Cap Equity	15,186	—	4,747	—
US Sustainable Equity	75,393	61,001	3,195	6,842
US Systematic Small Cap Equity	114,525	173,477	809	4,241

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed
Emerging Markets Core Equity	$2,955	$—
Emerging Markets Equity	3,087	—
International Equity	24,044	—
International Strategic Equity	4,913	—
US Equity Concentrated	3,819	—
US Equity Focus	40,635	—
US Small-Mid Cap Equity	554	—

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The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

SS&C GIDS is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates, that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are also reimbursed for travel and other out-of-pocket

280  Annual Report

expenses for attending Board and Committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active Portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

Portfolio	Purchases	Sales
Developing Markets Equity	$35,714,055	$58,818,620
Emerging Markets Core Equity	33,265,683	67,580,143
Emerging Markets Equity Advantage	102,389,379	76,359,973
Emerging Markets Equity	662,672,262	1,058,880,748
Emerging Markets Strategic Equity	11,332,734	13,279,837
Equity Franchise	187,300,146	135,970,622
Global Equity Select	21,883,371	19,164,541
Global Listed Infrastructure	4,259,353,156	2,889,180,074
Global Strategic Equity	4,212,552	8,158,991
International Equity Advantage	2,231,507	2,206,934
International Equity	404,581,215	863,557,038
International Equity Select	26,162,547	38,480,837
International Quality Growth	111,629,815	45,285,800
International Small Cap Equity	8,301,740	13,230,540
International Strategic Equity	1,664,336,798	2,233,295,079
Managed Equity Volatility	28,001,803	28,088,613
US Equity Concentrated	1,057,423,020	1,428,111,204
US Equity Focus	29,065,938	21,975,823
US Small-Mid Cap Equity	23,953,252	70,325,338
US Sustainable Equity	2,981,926	2,975,560
US Systematic Small Cap Equity	34,216,782	12,357,484

For the year ended December 31, 2022, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

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At December 31, 2022, the Investment Manager owned 24.90%, 6.89%, 91.96%, 6.35%, 50.81% and 93.62% of the outstanding shares of the Emerging Markets Equity Advantage, Global Strategic Equity, International Equity Advantage, International Quality Growth, US Sustainable Equity and US Systematic Small Cap Equity Portfolio, respectively.

Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for the Global Listed Infrastructure Portfolio for the year ended December 31, 2022 were as follows:

Issue	Value at December 31, 2021	Purchase cost	Sales proceeds	Realized gain (loss)
Global Listed Infrastructure
Atlas Arteria, Ltd.	$249,880,072	$123,989,169	$—	$—
Eutelsat Communications SA*	142,933,220	9,253,369	(2,513,334)	(4,761,393)
Italgas SpA#	221,345,110	71,593,834	(6,379,525)	(663,344)
Pennon Group PLC#	59,347,419	194,939,253	(46,065,078)	(19,490,114)
SES SA	163,718,030	6,567,810	(6,793,141)	(14,607,990)
Total Securities	$837,223,851	$406,343,435	$(61,751,078)	$(39,522,841)

Issue	Change in unrealized appreciation (depreciation)	Dividend income	Shares at December 31, 2022	Values at December 31, 2022
Atlas Arteria, Ltd.	$(18,585,022)	$14,172,955	79,017,229	$355,284,219
Eutelsat Communications SA*	(52,876,405)	12,102,510	—	—
Italgas SpA#	(39,601,334)	9,170,006	44,416,614	246,294,741
Pennon Group PLC#	(34,637,673)	4,950,159	14,334,169	154,093,807
SES SA	(16,193,927)	9,454,961	20,326,589	132,690,782
Total Securities	$(161,894,361)	$49,850,591	158,094,601	$888,363,549

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date and is therefore excluded from non-controlled affiliated issuers, at fair value on the Statement of Assets and Liabilities. Dividend income, realized gain/loss, and change in unrealized appreciation (depreciation) earned during the period is reported within the respective non-controlled affiliated issuers financial statement categories on the Statement of Operations.

#	This security is deemed to meet the criteria of an affiliated company at the reporting date.

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6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2022, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding
Developing Markets Equity	$549,058	$2,406,000	2.42%	19
Emerging Markets Core Equity	663,923	2,785,000	3.79	47
Emerging Markets Equity Advantage	2,073,414	11,034,700	2.61	29
Emerging Markets Strategic Equity	331,877	680,800	4.39	13
Equity Franchise	5,910,133	7,110,000	2.18	6
Global Equity Select	1,058,850	1,699,400	4.18	2
Global Strategic Equity	323,000	323,000	1.93	1
International Equity	6,352,913	18,689,100	3.23	30
International Equity Select	714,400	714,400	2.68	1
International Quality Growth	10,248,618	12,900,000	5.06	22
International Small Cap Equity	849,378	1,257,200	3.05	9
International Strategic Equity	47,395,000	47,580,000	5.43	4
Managed Equity Volatility	126,688	256,100	2.32	8
US Equity Concentrated	4,334,687	15,903,500	3.79	30
US Small-Mid Cap Equity	4,639,800	4,639,800	3.43	1

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable Rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

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7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a

284  Annual Report

prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless.

(c) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(d) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as

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any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

(e) Forward Currency Contracts and Currency Hedging Risk—Forward currency contracts, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all of a portion of their value due solely to the creditworthiness of or default by the counterparty. Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of forward currency contracts, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates and, for hedging transactions, there may be imperfect correlations between movements in exchange rates that could cause a Portfolio to incur significant losses. Use of forward currency contracts, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. New Securities and Exchange Commission (the “SEC”) Rule 18f-4 under the 1940 Act, with which investment companies must comply

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beginning in August 2022, will regulate and, in some cases limit, the use of derivatives for certain funds and may require a Portfolio to alter, perhaps materially, its use of derivatives.

(f) Country Risk—Implementation of certain Portfolios’ investment strategies may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular country, such as China or Japan, and a Portfolio would be expected to be affected by political, regulatory, market, economic and social developments affecting that country.

Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Certain Portfolios may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Hong Kong Stock Connect Program (“Stock Connect”). While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio’s ability to invest in China A-Shares (although the Portfolio would be permitted to sell China A-Shares regardless of the quota balance). Stock Connect is also subject to trading, clearance, settlement and operational risks.

Certain Portfolios may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese

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company and the VIE may otherwise not be enforceable under Chinese law. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and the Portfolios could incur significant losses with no recourse available.

Over the last few decades, Japan’s economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan’s economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries could have an adverse effect on Japan’s economy. The Japanese yen has fluctuated widely at times, and any increase in the yen’s value may cause a decline in Japan’s exports.

(g) Sector Risk—Implementation of certain Portfolios’ investment strategies may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular market sector, and a Portfolio would be expected to be affected by developments in that sector.

(h) Franchise Companies Risk—Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect franchise companies individually or across an industry and may negatively impact a Portfolio to a greater extent than if the Portfolio’s assets were invested more broadly in a number of types of companies.

(i) Infrastructure Companies Risk—Securities and instruments of infrastructure companies, which consist of utilities, pipelines, toll

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roads, airports, railroads, ports, telecommunications and other infrastructure companies, are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

(j) Sustainable Investing Risk—A Portfolio’s performance is dependent upon, among other things, the success of its investment strategy as implemented by the Investment Manager (i.e., the performance of the investments purchased pursuant to the investment strategy). A Portfolio’s investment strategy which focuses on investing in companies that satisfy the criteria for being considered a Sustainable Company (as described in the Prospectus), which may cause the Investment Manager to forgo investments for the Portfolio that the Investment Manager otherwise believes may be attractive but that are not considered to be Sustainable Companies.

(k) Other Equity Securities Risk—Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

(l) Depositary Receipts Risk—ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct

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investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

(m) REIT Risk—REITs are subject to similar risks as an investment in a realty-related company. Consequently, investments in REITs could lead to investment results that may be significantly different from investments in broader securities markets. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of securities of other types of companies, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in a REIT may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, including qualification as a REIT.

(n) ETF Risk—Shares of exchange-traded funds (“ETFs”) may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in ETFs are subject to the risks of the ETF’s investments, as well as to the general risks of investing in ETFs. A Portfolio investing in ETFs will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. Although Section 12 of the 1940 Act limits the amount of a Portfolio’s assets

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that may be invested in one or more ETFs (subject to certain exceptions). Rule 12d1-4 under the 1940 Act allows a Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12, subject to certain limitations and conditions.

(o) Non-Diversification Risk—The net asset value of a Portfolio that is classified as “non-diversified” may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(p) Quantitative Model Risk—The success of certain Portfolios’ investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager for certain Portfolios requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

(q) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment

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trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(r) Geopolitical Risk—As a result of the ongoing armed conflict between Russia and Ukraine, the United States, the United Kingdom, the European Union, and several other nations have announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, as well as upon certain banks, companies, government officials, and other individuals in or affiliated with Russia and Belarus. The ongoing conflict and the evolving response measures may continue to have a negative impact on the economy and business activity globally (including in the countries in which the Portfolios invest), and therefore, could adversely affect the performance of the Portfolios’ investments. The severity and duration of the conflict is unknown and could continue to impact global economic and market conditions adversely. Management will continue to seek to assess the potential impacts on valuation and liquidity and will take any actions needed in accordance with procedures already approved by the Board of Directors.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown.

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Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or input may result in transfers into or out of the current assigned level within the hierarchy.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2022:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Developing Markets Equity Portfolio
Common Stocks*
Brazil	$607,640	$3,474,815	$—	$4,082,455
China	9,424,795	26,265,974	—	35,690,769
Colombia	602,822	—	—	602,822
Hong Kong	—	1,041,146	—	1,041,146
Hungary	—	2,062,876	—	2,062,876
India	6,399,678	5,858,443	—	12,258,121
Indonesia	—	4,006,882	—	4,006,882
Mexico	2,633,257	—	—	2,633,257
Peru	673,009	—	—	673,009
Philippines	—	2,573,408	—	2,573,408
Poland	—	1,667,346	—	1,667,346
South Africa	—	2,919,446	—	2,919,446
South Korea	—	8,364,446	—	8,364,446
Taiwan	1,151,493	13,149,935	—	14,301,428
United States	—	1,271,631	—	1,271,631
Zambia	1,236,131	—	—	1,236,131
Short-Term Investments	731,270	—	—	731,270
Total	$23,460,095	$72,656,348	$—	$96,116,443

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Emerging Markets Core Equity Portfolio
Common Stocks*
Brazil	$1,390,105	$4,062,788	$—	$5,452,893
Canada	842,773	—	—	842,773
China	5,611,462	19,349,544	—	24,961,006
Ghana	610,019	—	—	610,019
Hong Kong	—	823,991	—	823,991
India	6,217,970	6,293,254	—	12,511,224
Indonesia	1,311,559	1,327,882	—	2,639,441
Malaysia	—	852,694	—	852,694
Mexico	6,033,300	—	—	6,033,300
Philippines	—	1,269,034	—	1,269,034
Poland	—	1,162,133	—	1,162,133
Qatar	—	783,333	—	783,333
Saudi Arabia	—	653,343	—	653,343
South Africa	—	1,910,814	—	1,910,814
South Korea	—	9,375,082	—	9,375,082
Taiwan	7,245,866	3,686,948	—	10,932,814
Thailand	—	2,120,407	—	2,120,407
United Arab Emirates	—	2,361,662	—	2,361,662
United Kingdom	1,140,075	—	—	1,140,075
United States	910,117	—	—	910,117
Short-Term Investments	232,210	—	—	232,210
Total	$31,545,456	$56,032,909	$—	$87,578,365

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Emerging Markets Equity Advantage Portfolio
Common Stocks*
Brazil	$—	$1,881,515	$—	$1,881,515
Chile	610,457	—	—	610,457
China	3,128,228	23,086,159	—	26,214,387
Colombia	246,985	—	—	246,985
Czech Republic	—	443,911	—	443,911
Greece	104,741	300,611	—	405,352
Hong Kong	—	153,281	—	153,281
Hungary	—	241,428	—	241,428
India	8,388,822	1,672,785	—	10,061,607
Indonesia	137,686	2,367,956	—	2,505,642
Malaysia	—	1,127,281	—	1,127,281
Mexico	1,907,948	—	—	1,907,948
Monaco	84,884	—	—	84,884
Philippines	—	472,646	—	472,646
Poland	—	636,416	—	636,416
Qatar	—	288,975	—	288,975
Russia	—	—	—	—
Saudi Arabia	—	2,425,667	—	2,425,667
South Africa	370,680	2,658,517	—	3,029,197
South Korea	1,024,335	8,250,243	—	9,274,578
Taiwan	—	11,459,238	—	11,459,238
Thailand	291,035	1,702,947	—	1,993,982
Turkey	—	847,407	—	847,407
United Arab Emirates	—	869,627	—	869,627
Preferred Stocks*
Brazil	—	764,261	—	764,261
Short-Term Investments	1,905,055	—	—	1,905,055
Total	$18,200,856	$61,650,871	$—	$79,851,727

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks
Beginning Balance	$—
Purchases	871
Sales	(13,726)
Amortization of discount	—
Transfers in	221,192
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(204,352)
Realized gain (loss)	(3,985)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$(204,352)

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$93,099,264	$186,313,970	$—	$279,413,234
China	—	647,049,451	—	647,049,451
Czech Republic	—	1,965,898	—	1,965,898
Egypt	—	25,842,206	—	25,842,206
Greece	—	29,393,984	—	29,393,984
Hong Kong	—	27,366,307	—	27,366,307
Hungary	—	60,679,070	—	60,679,070
India	—	168,541,591	—	168,541,591
Indonesia	26,890,923	79,131,386	—	106,022,309
Mexico	128,192,309	—	—	128,192,309
Portugal	—	71,626,186	—	71,626,186
Russia	—	—	18	18
South Africa	—	192,523,707	—	192,523,707
South Korea	—	352,167,023	—	352,167,023
Taiwan	—	295,936,932	—	295,936,932
Thailand	—	60,172,708	—	60,172,708
United Kingdom	—	42,506,756	—	42,506,756
Short-Term Investments	43,692,631	—	—	43,692,631
Total	$291,875,127	$2,241,217,175	$18	$2,533,092,320

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks
Beginning Balance	$—
Purchases	—
Sales	(2,377,369)
Amortization of discount	—
Transfers in	103,976,992
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(88,846,091)
Realized gain (loss)	(12,753,514)
Ending Balance	$18
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$(88,846,091)

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Emerging Markets Strategic Equity Portfolio
Common Stocks*
Brazil	$1,846,878	$1,421,376	$—	$3,268,254
China	4,225,664	6,733,435	—	10,959,099
France	686,780	—	—	686,780
Greece	—	362,250	—	362,250
Hong Kong	—	1,714,256	—	1,714,256
India	—	6,764,948	—	6,764,948
Indonesia	477,429	1,851,009	—	2,328,438
Macau	—	451,889	—	451,889
Mexico	1,921,137	—	—	1,921,137
Russia	—	—	—	—
Saudi Arabia	—	1,069,005	—	1,069,005
South Africa	—	1,870,454	—	1,870,454
South Korea	—	4,900,133	—	4,900,133
Taiwan	—	6,010,749	—	6,010,749
Thailand	611,659	—	—	611,659
United Kingdom	—	886,555	—	886,555
Preferred Stocks*
Brazil	—	443,124	—	443,124
Short-Term Investments	276,372	—	—	276,372
Total	$10,045,919	$34,479,183	$—	$44,525,102

298  Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks
Beginning Balance	$—
Purchases	4,954
Sales	(10,237)
Amortization of discount	—
Transfers in	1,305,244
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(1,186,558)
Realized gain (loss)	(113,403)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$(1,186,558)

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Lazard Equity Franchise Portfolio
Common Stocks*
Belgium	$—	$1,638,882	$—	$1,638,882
France	—	3,251,431	—	3,251,431
Germany	—	14,965,349	—	14,965,349
Japan	—	5,972,711	—	5,972,711
Luxembourg	—	6,197,366	—	6,197,366
Spain	—	6,256,113	—	6,256,113
United Kingdom	—	10,077,905	—	10,077,905
United States	98,439,838	—	—	98,439,838
Short-Term Investments	9,542,459	—	—	9,542,459
Total	$107,982,297	$48,359,757	$—	$156,342,054

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Global Equity Select Portfolio
Common Stocks*
Canada	$5,606,258	$—	$—	$5,606,258
China	1,784,999	1,025,280	—	2,810,279
Denmark	—	835,031	—	835,031
France	—	4,240,140	—	4,240,140
Germany	—	1,009,938	—	1,009,938
Hong Kong	—	1,218,293	—	1,218,293
India	1,464,248	—	—	1,464,248
Japan	—	4,145,410	—	4,145,410
Netherlands	—	2,074,244	—	2,074,244
Spain	—	762,284	—	762,284
Sweden	—	1,766,883	—	1,766,883
Switzerland	—	3,662,467	—	3,662,467
Taiwan	1,444,361	—	—	1,444,361
United Kingdom	1,167,197	5,102,514	—	6,269,711
United States	53,967,271	993,539	—	54,960,810
Short-Term Investments	536,883	—	—	536,883
Total	$65,971,217	$26,836,023	$—	$92,807,240

Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$648,682,720	$—	$648,682,720
Canada	162,333,531	—	—	162,333,531
France	—	465,748,289	—	465,748,289
Hong Kong	—	334,538,833	—	334,538,833
Italy	—	1,203,598,604	—	1,203,598,604
Luxembourg	—	132,690,782	—	132,690,782
Portugal	—	76,258,561	—	76,258,561
Spain	—	829,658,130	—	829,658,130
Switzerland	—	161,919,563	—	161,919,563
United Kingdom	—	1,558,506,881	—	1,558,506,881
United States	1,996,904,232	—	—	1,996,904,232
Short-Term Investments	436,543,028	—	—	436,543,028
Other Financial Instruments†
Forward Currency Contracts	—	27,826,054	—	27,826,054
Total	$2,595,780,791	$5,439,428,417	$—	$8,035,209,208
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(12,863,973)	$—	$(12,863,973)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Global Strategic Equity Portfolio
Common Stocks*
Canada	$484,121	$—	$—	$484,121
China	—	102,005	—	102,005
Denmark	—	354,611	—	354,611
France	—	192,432	—	192,432
Germany	—	500,435	—	500,435
Hong Kong	—	229,154	—	229,154
India	171,777	—	—	171,777
Ireland	106,010	—	—	106,010
Japan	—	379,535	—	379,535
Mexico	204,636	—	—	204,636
Netherlands	—	350,336	—	350,336
Portugal	—	173,431	—	173,431
South Africa	—	131,419	—	131,419
South Korea	—	262,914	—	262,914
Sweden	—	35,261	—	35,261
Switzerland	—	210,573	—	210,573
Taiwan	—	160,321	—	160,321
United Kingdom	—	589,063	—	589,063
United States	5,708,179	—	—	5,708,179
Short-Term Investments	309,051	—	—	309,051
Total	$6,983,774	$3,671,490	$—	$10,655,264

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$167,295	$—	$167,295
Austria	—	6,463	—	6,463
Belgium	—	2,717	—	2,717
China	—	13,244	—	13,244
Denmark	—	115,074	—	115,074
Finland	10,324	8,139	—	18,463
France	—	294,507	—	294,507
Germany	2,253	178,955	—	181,208
Hong Kong	5,162	52,207	—	57,369
Ireland	6,182	4,406	—	10,588
Israel	9,874	13,297	—	23,171
Italy	—	82,482	—	82,482
Japan	16,506	536,516	—	553,022
Netherlands	—	217,079	—	217,079
Nigeria	—	2,914	—	2,914
Norway	—	14,491	—	14,491
Portugal	—	18,509	—	18,509
Singapore	—	46,669	—	46,669
Spain	—	89,018	—	89,018
Sweden	—	57,726	—	57,726
Switzerland	—	97,112	—	97,112
United Kingdom	7,730	256,678	—	264,408
United States	7,979	194,231	—	202,210
Preferred Stocks*
Germany	—	18,603	—	18,603
Short-Term Investments	18,934	—	—	18,934
Total	$84,944	$2,488,332	$—	$2,573,276

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
International Equity Portfolio
Common Stocks*
Canada	$34,741,085	$—	$—	$34,741,085
China	8,251,994	45,353,733	—	53,605,727
Denmark	—	31,528,459	—	31,528,459
Finland	—	15,949,787	—	15,949,787
France	—	101,007,079	—	101,007,079
Germany	—	101,216,761	—	101,216,761
Hong Kong	—	14,468,090	—	14,468,090
Ireland	13,409,552	—	—	13,409,552
Israel	—	16,823,307	—	16,823,307
Italy	—	13,663,243	—	13,663,243
Japan	—	162,349,363	—	162,349,363
Mexico	15,623,115	—	—	15,623,115
Netherlands	—	60,382,560	—	60,382,560
Norway	—	6,291,028	—	6,291,028
Portugal	—	15,811,583	—	15,811,583
Singapore	—	16,481,492	—	16,481,492
South Africa	—	17,176,844	—	17,176,844
South Korea	—	14,135,394	—	14,135,394
Spain	—	13,651,453	—	13,651,453
Sweden	—	10,896,112	—	10,896,112
Switzerland	—	16,699,268	—	16,699,268
United Kingdom	—	129,979,079	—	129,979,079
United States	56,925,677	36,227,260	—	93,152,937
Total	$128,951,423	$840,091,895	$—	$969,043,318

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
International Equity Select Portfolio
Common Stocks*
Canada	$1,137,319	$—	$—	$1,137,319
China	374,697	5,773,357	—	6,148,054
Denmark	—	1,360,402	—	1,360,402
Finland	—	904,640	—	904,640
France	—	7,006,295	—	7,006,295
Germany	—	4,652,870	—	4,652,870
Hong Kong	—	1,498,312	—	1,498,312
India	1,469,016	509,837	—	1,978,853
Indonesia	411,532	766,924	—	1,178,456
Ireland	809,651	—	—	809,651
Japan	—	5,160,135	—	5,160,135
Mexico	882,403	—	—	882,403
Netherlands	—	3,554,618	—	3,554,618
Singapore	—	954,429	—	954,429
South Africa	—	937,893	—	937,893
South Korea	—	396,785	—	396,785
Switzerland	—	1,365,536	—	1,365,536
Taiwan	—	918,203	—	918,203
United Kingdom	—	7,171,286	—	7,171,286
United States	2,884,783	1,151,770	—	4,036,553
Preferred Stocks*
Germany	—	467,527	—	467,527
Short-Term Investments	629,567	—	—	629,567
Total	$8,598,968	$44,550,819	$—	$53,149,787

304  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Lazard International Quality Growth Portfolio
Common Stocks*
Canada	$8,126,129	$—	$—	$8,126,129
China	1,910,055	2,749,893	—	4,659,948
Denmark	—	7,296,309	—	7,296,309
France	—	9,495,155	—	9,495,155
Germany	—	4,237,412	—	4,237,412
Hong Kong	—	2,595,606	—	2,595,606
India	4,258,112	—	—	4,258,112
Israel	2,690,740	—	—	2,690,740
Japan	—	7,889,162	—	7,889,162
Netherlands	—	9,962,747	—	9,962,747
Norway	—	2,630,195	—	2,630,195
South Africa	—	2,428,983	—	2,428,983
Spain	—	2,157,519	—	2,157,519
Sweden	—	4,921,009	—	4,921,009
Switzerland	—	3,042,671	—	3,042,671
Taiwan	3,207,316	—	—	3,207,316
United Kingdom	—	17,695,443	—	17,695,443
United States	6,978,594	2,265,132	—	9,243,726
Preferred Stocks*
Germany	—	1,677,126	—	1,677,126
Total	$27,170,946	$81,044,362	$—	$108,215,308

Annual Report  305

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$857,844	$—	$857,844
Austria	—	446,833	—	446,833
Belgium	—	474,430	—	474,430
Canada	691,424	—	—	691,424
Denmark	—	166,649	—	166,649
Finland	—	190,974	—	190,974
France	—	184,934	—	184,934
Germany	—	1,251,495	—	1,251,495
Greece	—	231,087	—	231,087
Ireland	—	269,416	—	269,416
Israel	—	84,927	—	84,927
Italy	—	880,318	—	880,318
Japan	—	4,125,136	—	4,125,136
Jersey	—	221,398	—	221,398
Netherlands	—	717,550	—	717,550
New Zealand	—	140,335	—	140,335
Norway	—	166,064	—	166,064
Portugal	—	137,358	—	137,358
Spain	—	265,869	—	265,869
Sweden	—	220,113	—	220,113
Switzerland	—	201,222	—	201,222
United Kingdom	—	2,062,918	—	2,062,918
United States	276,871	—	—	276,871
Short-Term Investments	321,509	—	—	321,509
Total	$1,289,804	$13,296,870	$—	$14,586,674

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
International Strategic Equity Portfolio
Common Stocks*
Australia	$—	$101,599,483	$—	$101,599,483
Canada	478,985,027	—	—	478,985,027
China	—	57,986,990	—	57,986,990
Denmark	—	258,971,415	—	258,971,415
Finland	—	110,976,783	—	110,976,783
France	—	503,405,243	—	503,405,243
Germany	—	275,676,723	—	275,676,723
Hong Kong	—	95,938,273	—	95,938,273
India	—	62,121,180	—	62,121,180
Ireland	77,016,182	—	—	77,016,182
Israel	—	122,470,425	—	122,470,425
Japan	—	527,555,237	—	527,555,237
Mexico	90,662,064	—	—	90,662,064
Netherlands	—	195,837,727	—	195,837,727
Portugal	—	87,638,206	—	87,638,206
Singapore	—	85,199,862	—	85,199,862
Sweden	—	73,657,530	—	73,657,530
Switzerland	—	112,847,058	—	112,847,058
Taiwan	—	36,538,644	—	36,538,644
United Kingdom	—	507,667,697	—	507,667,697
United States	461,894,760	141,694,064	—	603,588,824
Short-Term Investments	130,945,380	—	—	130,945,380
Total	$1,239,503,413	$3,357,782,540	$—	$4,597,285,953

Annual Report  307

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$146,448	$—	$146,448
Belgium	—	89,816	—	89,816
Canada	1,135,763	—	—	1,135,763
Denmark	—	228,284	—	228,284
France	—	553,199	—	553,199
Germany	—	106,349	—	106,349
Hong Kong	—	145,036	—	145,036
Israel	—	64,405	—	64,405
Japan	—	4,681,342	—	4,681,342
Netherlands	—	637,862	—	637,862
New Zealand	—	185,229	—	185,229
Norway	—	147,887	—	147,887
Singapore	—	310,274	—	310,274
Spain	—	163,593	—	163,593
Sweden	—	78,001	—	78,001
Switzerland	—	229,011	—	229,011
United Kingdom	—	1,156,072	—	1,156,072
United States	18,037,064	585,525	—	18,622,589
Total	$19,172,827	$9,508,333	$—	$28,681,160
US Equity Concentrated Portfolio
Common Stocks*	$1,214,509,361	$—	$—	$1,214,509,361
Short-Term Investments	5,226,546	—	—	5,226,546
Total	$1,219,735,907	$—	$—	$1,219,735,907
US Equity Focus Portfolio
Common Stocks*	$70,053,467	$—	$—	$70,053,467
Short-Term Investments	3,433,896	—	—	3,433,896
Total	$73,487,363	$—	$—	$73,487,363
US Small-Mid Cap Equity Portfolio
Common Stocks*	$41,913,889	$—	$—	$41,913,889
Total	$41,913,889	$—	$—	$41,913,889
US Sustainable Equity Portfolio
Common Stocks*	$12,134,724	$—	$—	$12,134,724
Short-Term Investments	646,276	—	—	646,276
Total	$12,781,000	$—	$—	$12,781,000
US Systematic Small Cap Equity Portfolio
Common Stocks*	$24,705,935	$—	$1,401	$24,707,336
Rights*	—	—	—	—
Short-Term Investments	177,411	—	—	177,411
Total	$24,883,346	$—	$1,401	$24,884,747

308  Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks
Beginning Balance	$—
Purchases	1,401
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	—
Ending Balance	$1,401
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$—

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of this investment or if a price is not available through a pricing source in the Funds’ pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, in accordance with procedures approved by the Board, reflecting its fair market value (“Fair Valued Investments”).The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities.

Annual Report  309

When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that each affected Portfolio might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

10. Derivative Instruments

The Global Listed Infrastructure Portfolio used derivative instruments, including forward currency contracts.

The Global Listed Infrastructure Portfolio uses forward currency contracts primarily for hedging purposes.

During the year ended December 31, 2022, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$227,300,000
Average amounts sold	$5,677,400,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$27,826,054

Liabilities – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$12,863,973

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$372,705,509

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$94,210,398

310  Annual Report

None of the other presented portfolios traded in derivative instruments during the year ended December 31, 2022.

As of December 31, 2022, the Global Listed Infrastructure Portfolio held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2022:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$27,826,054	$—	$27,826,054

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
BNP Paribas SA	$794,405	$(794,405)	$—	$—
Canadian Imperial Bank of Commerce	2,252,160	(1,400,190)	—	851,970
Citibank N.A.	1,189,392	(1,189,392)	—	—
HSBC Bank USA N.A.	8,631,074	(2,267,548)	—	6,363,526
Morgan Stanley & Co.	3,940,585	(297,286)	—	3,643,299
Royal Bank of Canada	4,047,731	(1,760,460)	—	2,287,271
Standard Chartered Bank	15,392	(15,392)	—	—
State Street Bank and Trust Co.	6,955,315	(2,126,281)	—	4,829,034
Total	$27,826,054	$(9,850,954)	$—	$17,975,100

Annual Report  311

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$12,863,973	$—	$12,863,973

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Bank of New York Mellon Corp.	$1,476,769	$—	$—	$1,476,769
BNP Paribas SA	1,610,902	(794,405)	—	816,497
Canadian Imperial Bank of Commerce	1,400,190	(1,400,190)	—	—
Citibank N.A.	1,736,857	(1,189,392)	—	547,465
HSBC Bank USA N.A.	2,267,548	(2,267,548)	—	—
Morgan Stanley & Co.	297,286	(297,286)	—	—
Royal Bank of Canada	1,760,460	(1,760,460)	—	—
Standard Chartered Bank	187,680	(15,392)	—	172,288
State Street Bank and Trust Co.	2,126,281	(2,126,281)	—	—
Total	$12,863,973	$(9,850,954)	$—	$3,013,019

11. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 was initially intended to be effective for certain reference rate-related contract modifications that have occurred since March 12, 2020 and that will continue to occur, through December 31, 2022, but FASB has voted to extend the grace period for complete adoption of ASU No. 2020-04 to December 31, 2024, after the UK Financial Conduct Authority delayed the

312  Annual Report

intended cessation date of certain tenors of USD LIBOR to June 30, 2023. FASB issued Accounting Standards Update No. 2022-06, “Deferral of the Sunset Date of Topic 848” (“ASU 2022-06”) to formally address the new intended cessation date. Management has adopted ASU No. 2020-04 and ASU 2022-06.

12. Subsequent Events

Management began to offer R6 Shares in the Emerging Markets Equity Advantage, International Quality Growth, and US Systematic Small Cap Equity Portfolios on February 22, 2023. Each share class of these Portfolios are identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

Additionally, on February 23, 2023, the Board approved a Plan of Reorganization providing for the tax-free reorganization of the Emerging Markets Strategic Equity Portfolio into the Emerging Markets Core Equity Portfolio (the “Reorganization”).The Reorganization does not require the approval of the shareholders of the Portfolios, and is anticipated to close on or about June 2023.

Annual Report  313

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Strategic Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Quality Growth Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Sustainable Equity Portfolio and Lazard US Systematic Small Cap Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Strategic Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Quality Growth Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Sustainable Equity Portfolio, and Lazard US Systematic Small Cap Equity Portfolio, (collectively the “Portfolios”), certain of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Portfolios, except for Lazard International Quality

314  Annual Report

Growth Portfolio, Lazard US Sustainable Equity Portfolio, and Lazard US Systematic Small Cap Equity Portfolio where the financial statements and periods audited are included in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Portfolio Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Lazard International Quality Growth Portfolio	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, 2019, and for the period from December 31, 2018 (commencement of operations) through December 31, 2018
Lazard US Sustainable Equity Portfolio	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, and for the period from June 30, 2020 (commencement of operations) through December 31, 2020
Lazard US Systematic Small Cap Equity Portfolio	For the year ended December 31, 2022	For the year ended December 31, 2022, and for the period from October 29, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Report  315

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 24, 2023

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

316  Annual Report

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present) Cornell Law School, Adjunct Professor (2013 – present) The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)
Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Eric M. and Laurie B. Roth Professor of Law (2013 – present, previously Dean from 2013 – 2022)
Richard Reiss, Jr. (1944)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Annual Report  317

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)
Interested Directors(3):

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Evan L. Russo (1974)	Director (July 2022)	Investment Manager, Chief Executive Officer (June 2022 – present)
Lazard Ltd, Chief Financial Officer (October 2017 – October 2022) and Managing Director (2009 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2023, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Messrs. Paul and Russo are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

318  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers:
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director and General Counsel of the Investment Manager (previously Chief Compliance Officer from September 2014 – April 2022)
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Chief Compliance Officer (since April 2022) and Director of the Investment Manager (since January 2021, previously Senior Vice President)
Christopher Snively (1984)	Chief Financial Officer (March 2016)	Director of the Investment Manager (since January 2021, previously Senior Vice President)
Christina Kennedy (1990)	Treasurer (April 2022)	Vice President of the Investment Manager (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President and Counsel of the Investment Manager (since March 2018)
Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

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The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2022

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2022:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage
Developing Markets Equity	100.00%
Emerging Markets Core Equity	100.00
Emerging Markets Equity Advantage	66.92
Emerging Markets Equity	87.65
Emerging Markets Strategic Equity	96.38
Equity Franchise	53.52
Global Equity Select	100.00
Global Listed Infrastructure	53.55
Global Strategic Equity	100.00
International Equity Advantage	100.00
International Equity	100.00
International Equity Select	100.00
International Quality Growth	100.00
International Small Cap Equity	100.00
International Strategic Equity	100.00
Managed Equity Volatility	94.86
US Equity Concentrated	85.97
US Equity Focus	100.00
US Small-Mid Cap Equity	0.00
US Sustainable Equity	99.72
US Systematic Small Cap Equity	98.06

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Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage
Developing Markets Equity	0.00%
Emerging Markets Core Equity	0.51
Emerging Markets Equity Advantage	0.10
Emerging Markets Equity	0.00
Emerging Markets Strategic Equity	0.47
Equity Franchise	26.67
Global Equity Select	100.00
Global Listed Infrastructure	9.16
Global Strategic Equity	99.81
International Equity Advantage	0.37
International Equity	0.00
International Equity Select	0.00
International Quality Growth	0.00
International Small Cap Equity	0.00
International Strategic Equity	0.00
Managed Equity Volatility	56.61
US Equity Concentrated	83.14
US Equity Focus	100.00
US Small-Mid Cap Equity	0.00
US Sustainable Equity	93.11
US Systematic Small Cap Equity	85.71

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

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The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit
Developing Markets Equity	$2,937,286	$461,242
Emerging Markets Core Equity	3,854,867	404,684
Emerging Markets Equity Advantage	2,516,191	243,184
Emerging Markets Equity	197,374,081	18,899,042
Emerging Markets Strategic Equity	2,238,294	233,835
Equity Franchise	—	—
Global Equity Select	—	—
Global Listed Infrastructure	301,682,340	13,670,199
Global Strategic Equity	—	—
International Equity Advantage	108,446	9,702
International Equity	37,447,471	1,904,521
International Equity Select	1,788,132	200,859
International Quality Growth	1,893,842	208,270
International Small Cap Equity	601,489	54,282
International Strategic Equity	126,400,240	4,543,531
Managed Equity Volatility	—	—
US Equity Concentrated	—	—
US Equity Focus	—	—
US Small-Mid Cap Equity	—	—
US Sustainable Equity	—	—
US Systematic Small Cap Equity	—	—

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Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains
Developing Markets Equity	$—
Emerging Markets Core Equity	—
Emerging Markets Equity Advantage	274,642
Emerging Markets Equity	—
Emerging Markets Strategic Equity	—
Equity Franchise	15,729,166
Global Equity Select	559,750
Global Listed Infrastructure	513,662,950
Global Strategic Equity	19,473
International Equity Advantage	12,710
International Equity	51,354,094
International Equity Select	247,167
International Quality Growth	623,846
International Small Cap Equity	797,519
International Strategic Equity	—
Managed Equity Volatility	229,766
US Equity Concentrated	86,578,894
US Equity Focus	1,437,255
US Small-Mid Cap Equity	2,335,222
US Sustainable Equity	190,101
US Systematic Small Cap Equity	353

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Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Consideration of Management Agreement

Lazard US Convertibles Portfolio

At a meeting of the Board held on September 22, 2022, the Board considered the approval of the Management Agreement between The Lazard Funds, Inc. (“LFI”), on behalf of the Lazard US Convertibles Portfolio (the “US Convertibles Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in an executive session separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meeting relating to the organization of the Convertibles Portfolio. Certain information was provided by reference to information presented by the Investment Manager in connection with the Board’s consideration of renewal of the

324  Annual Report

Management Agreement between LFI, on behalf of its existing Portfolios, and the Investment Manager at the Board meeting held on June 28, 2022.

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager would provide to the US Convertibles Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 35 active funds comprised approximately $21 billion of the approximately $217 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2022). The Board also received a presentation at the Board meeting on the Investment Manager’s US Convertibles investment strategy to be employed for the US Convertibles Portfolio.

The Board considered the various services to be provided by the Investment Manager, including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the US Convertibles Portfolio and its shareholders will be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its resources relevant to providing services pursuant to the Management Agreement; the qualifications, experience and other information regarding senior management and key professional personnel responsible for providing services to the Portfolios; trends in recent years in the number of personnel involved in providing services to the Portfolios and the adequacy of the Investment Manager’s staffing to provide services pursuant

Annual Report  325

to the Management Agreement; the distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activitieson behalf of LFI’s Portfolios, which would include the US Convertibles Portfolio; and the Investment Manager’s financial condition. The Board accepted the assertion of representatives of the Investment Manager that the US Convertibles Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager and that such services and infrastructure would be greater than those typically provided to a $21 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

Strategic Insight Advisory Fee and Expense Ratio Comparisons. The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, including, among other information, the US Convertibles Portfolio’s proposed contractual advisory fee (i.e., without giving effect to any fee waivers) and net expense ratio (i.e., after giving effect to the US Convertibles Portfolio’s expense limitation agreed to by the Investment Manager) compared to those of a group of funds not advised by the Investment Manager selected by Strategic Insight as comparable, for expense comparison purposes, to the US Convertibles Portfolio in terms of relevant criteria as appropriate, with certain exclusions as specified by Strategic Insight (the “LFI US Convertibles Expense Peer Group”1). The results of the Strategic Insight comparisons showed that the advisory fee and net expense ratio of the US Convertibles Portfolio were generally competitive within the LFI US Convertibles Expense Peer Group.

1	The Strategic Insight materials outlined the process for constructing the Expense Peer Group. Representatives of the Investment Manager and independent legal counsel had previously discussed with the Board in further detail the methodology used by Strategic Insight in constructing the Peer Groups, including how the methodology could affect the results of the comparisons.

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Other Accounts Advisory Fee Comparison and Performance. The Investment Manager reported to the Board that it did not manage any other funds or accounts that utilize the same investment strategy as the US Convertibles Portfolio. Consequently, there was no advisory fee or performance information of such funds or accounts for the Board to consider.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the US Convertibles Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the US Convertibles Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the US Convertibles Portfolio and the estimated profitability percentage of the Management Agreement with LFI, on behalf of the US Convertibles Portfolio, to the Investment Manager and its affiliates from their relationships with the US Convertibles Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the US Convertibles Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the US Convertibles Portfolio for at least two years following the US Convertibles Portfolio’s commencement of operations to maintain the expense ratio reflected in the materials presented to the Board. The Board determined to revisit this issue no later than when it next reviewed the advisory fee in connection with the renewal of the Management Agreement with LFI, on behalf of the US Convertibles Portfolio. Representatives of the Investment Manager reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates were expected to receive any significant ancillary benefits from the Investment Manager acting as investment manager to the US Convertibles Portfolio other than the benefit of soft dollar commissions in connection with managing the US Convertibles Portfolio. The representatives of the Investment Manager stated that the

Annual Report  327

Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the US Convertibles Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the US Convertibles Portfolio’s Open Shares.

Conclusions and Determinations

At the conclusion of these discussions, the Board members expressed the opinion that they had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the evaluation of the Management Agreement with LFI, on behalf of the US Convertibles Portfolio. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $217 billion global asset management business.

•	The Board concluded that the fee to be paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services to be provided as discussed above.

•	The Board recognized that economies of scale may be realized, particularly as the assets of the US Convertibles Portfolio increase, and determined that it would continue to consider potential material economies of scale.

In evaluating the Management Agreement with LFI, on behalf of the US Convertibles Portfolio, the Board relied on the information described above as well as other information provided by the

328  Annual Report

Investment Manager. The Board members also relied on their previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to LFI by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement with LFI, on behalf of the US Convertibles Portfolio. In deciding whether to vote to approve the Management Agreement with LFI, on behalf of the US Convertibles Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Annual Report  329

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

SS&C Global Investor and Distribution Solutions
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Lazard Asset Management LLC ● 30 Rockefeller Plaza ● New York, NY 10112 ● www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS020

Lazard Funds

Annual Report

December 31, 2022

Fixed Income Funds

Lazard Emerging Markets Debt Portfolio

Lazard Global Fixed Income Portfolio

Lazard US Convertibles Portfolio

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
11	Performance Overviews (unaudited)
16	Information About Your Portfolio’s Expenses (unaudited)
19	Portfolio Holdings Presented by Asset Class/Credit Rating
20	Portfolios of Investments
20	Lazard Emerging Markets Debt Portfolio
35	Lazard Global Fixed Income Portfolio
45	Lazard US Convertibles Portfolio
50	Lazard US Corporate Income Portfolio
62	Lazard US Short Duration Fixed Income Portfolio
64	Notes to Portfolios of Investments
66	Statements of Assets and Liabilities
70	Statements of Operations
72	Statements of Changes in Net Assets
80	Financial Highlights
91	Notes to Financial Statements
123	Report of Independent Registered Public Accounting Firm
125	Board of Directors and Officers Information (unaudited)
128	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and the Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2022 saw some momentous events, including a lingering pandemic in its third year, the largest land war in Europe since World War II, and the rise of the most powerful Chinese leader in generations, whose ideology-driven policies pivoted China away from market reforms. From the perspective of global financial markets, however, 2022 can be summed up in less than 10 words: surging inflation and central bank actions to contain it.

Long-simmering concerns about inflation stemming from the renormalization of the global economy came to a boil in 2022. A European energy crisis triggered by Russia’s invasion of Ukraine and supply chain disruptions, made worse by COVID-driven lockdowns of major manufacturing hubs in China, turbocharged already-accelerating price growth. With global inflation reaching levels not seen in decades, central banks were forced to abandon their ultra-low interest rate policies and pivot to monetary tightening policies. At the forefront of these efforts was the US Federal Reserve (the “Fed”), the world’s most influential central bank, which pursued an aggressive rate-hiking campaign starting in March 2022 that would ultimately result in seven increases to its short-term interest rate during the year. The Fed’s actions rippled across global financial markets, stoking anxiety that these actions might tip the US economy into a recession while leading to a significant appreciation of the US dollar, which caused economic turmoil in the rest of the world.

At least 40 central banks from around the world raised rates in 2022, including the European Central Bank (the “ECB”), which lifted its benchmark rate four times, and the Bank of England (the “BoE”), which did so eight times. The Bank of Japan (the “BoJ”) was one of the few major central banks to swim against this global tide by maintaining an ultra-loose monetary policy; yet, by doing so, the Japanese yen depreciated significantly against the US dollar, which contributed to a weakening of Japan’s economy. With inflation in Japan rising, however, the BoJ took a small step away from this easy-money policy stance by letting a benchmark interest rate rise in the closing days of the year.

2  Annual Report

The global rate-hiking cycle began to yield results late in the year as key data indicators suggested that global inflation may have peaked. While prominent central banks such the Fed, the ECB, and the BoE tempered their rate increases in December, they also made clear that their fight against high inflation was not over yet, with more interest rate increases likely to occur in 2023.

Against this backdrop, global equity and bond markets tumbled in 2022, losing more than US$30 trillion in total value. The challenging market conditions in 2022 are a reminder of the importance of active portfolio management. Turbulent markets are likely to differentiate winners from losers. We remain confident that fundamental analysis and bottom-up security selection will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overviews (unaudited)

MARKET OVERVIEW

Global Fixed Income

Global bond markets plummeted in 2022 as soaring inflation and central bank actions to contain it led to an historic sell-off.

Financial markets found themselves mired in uncertainty throughout the year. The renormalization of the global economy as pandemic-driven restrictions loosened was uneven, and supply chain bottlenecks and a European energy crisis triggered by Russia’s invasion of Ukraine combined to produce the worst inflation in decades. As a result, central banks abandoned their ultra-low interest rate policies and pivoted to monetary tightening policies. Markets were intently focused on the US Federal Reserve (the Fed), the world’s most influential central bank, as it pursued an aggressive rate-hiking campaign starting in March that would ultimately result in seven increases to its short-term interest rate during 2022, ending at its highest level in 15 years. Markets were volatile throughout most of 2022 as investors attempted to predict the path of the Fed’s interest rate policy, with stocks coming under increasing pressure when it became clear that the Fed, through its pronouncements and its actions, was determined to rein in soaring price growth even if it meant tipping the US economy into a recession. The steady drumbeat of rate hikes from the Fed led to a sell-off in the US government bond market in 2022, driving up the yield on the benchmark 10-year US Treasury note by 237 basis points, the largest yearly climb since at least 1953.

The Fed’s actions were part of a larger wave of monetary tightening prescribed by at least 40 central banks around the world during the year. In Europe, where the protracted Russia-Ukraine conflict led to soaring energy prices that resulted in rampant inflation, the European Central Bank (ECB) raised its benchmark rate four times while the Bank of England (BoE) did so eight times.

Encouraging data during the last three months of 2022 suggesting that worldwide inflation may finally have peaked sparked hopes that central banks would soon tap the brakes on their rate-hiking campaigns. These hopes were dashed in December when the Fed affirmed its hawkish stance, despite downshifting to a 50-basis point rate hike after four consecutive 75-basis point hikes in earlier months. The Fed’s warning was quickly echoed by the ECB and the

4  Annual Report

BoE after they implemented their own 50-basis point rate increases. The warning from these major central banks that they were committed to crushing stubbornly high inflation at a time when economies were already slowing or in recession rippled across financial markets in December. Notably, even the Bank of Japan, one of the last remaining holdouts among major central banks, moved to let a benchmark interest rate rise, a small but significant move suggesting that Japan’s central bank might be moving away from its dovish stance amid increasing domestic price pressure.

Against this backdrop, global bond markets, as measured by the Bloomberg Global Aggregate Index, fell 16.3%, its worst yearly return on record, losing roughly US$12 trillion in value. Central bank tightening, led by the Fed, and the resulting higher interest rates drove most of the negative returns experienced across fixed income sectors. After ending 2021 at 1.51%, the yield on the benchmark 10-year US Treasury note surged to over 4% during the year before settling in at 3.88%. Amid the tighter monetary regimes, many yield curves inverted with short-term rates materially higher than longer-term rates. The US dollar was exceptionally strong, reaching multi-decade highs versus the euro and yen. Credit spreads were weaker, with the ICE BofA Global HY Index and ICE BofA Corporate Index spread widening 136 basis points and 53 basis points, respectively. Given the higher interest rate sensitivity, the investment grade ICE BofA Corporate Index fell 11.63%, more than the ICE BofA Global High Yield Index’s fall of 11.84%.

Emerging Markets Debt

Emerging markets debt suffered the worst calendar year return in its 20-year history, with a loss of 14.75% in 2022 (measured in US dollar terms). The JPMorgan EMBI Global Diversified Index, which measures hard currency debt, lost 17.78% while the JPMorgan GBI-EM Global Diversified Index, which measures local currency debt, declined 11.69%.

In hard currency debt, the vast majority of the decline — around 14% — was driven by US Treasury yields, which rose over 220 basis points at the 10-year maturity. Meanwhile, sovereign credit spreads widened around 85 basis points to end the year around 450 basis points. In local debt, the increase in local yields and spot currency depreciation contributed roughly equally to losses. Notably, around 7% of the loss can be attributed to the first

Annual Report  5

quarter drop in Russian debt prior to the country’s removal from the index. In other words, excluding Russia, local currency debt was down less than 5%, which is significantly better than the double-digit losses suffered in developed fixed income markets.

US Fixed Income

The US bond market, as measured by the Bloomberg Aggregate US Bond Index, fell 13.0% in 2022, its worst annual performance since inception in 1976. Supply chain bottlenecks, rising oil and commodity prices partly due to Russia’s invasion of Ukraine, a tight labor market, and sustained consumer demand combined to create the highest US inflation in 40 years. As a result, the Fed abandoned its ultra-low interest rate policy and embarked on an aggressive rate-hiking campaign starting in March that would ultimately result in seven increases to the short-term interest rate during the year, lifting this rate to its highest level in 15 years.

US High Yield

US high yield bonds posted negative returns for the year, driven primarily by higher interest rates as the Fed accelerated the tightening of monetary policy amid accelerating inflation. Although defaults were contained, 2022 was the second worst performance year on record, trailing only 2008, dating back to 1984.

The ICE BofA BB-B US Cash Pay Non-Distressed High Yield® Index (“Cash Pay Index”) finished the year down 10.41%. The option-adjusted spread (“OAS”) widened and finished 2022 106 basis points wider at 370 basis points. Lower-quality credit fell substantially as well with the ICE BofA CCC & Lower Cash Pay High Yield Index down 15.43%, ICE BofA B Cash Pay High Yield Index losing 10.61%, and the ICE BofA BB Cash Pay High Yield Index falling 10.57%.

Amid tighter monetary policy and the higher rate environment, gross year-to-date high yield issuance totaled $106.5 billion, cementing 2022 as the lightest year for primary issuances since 2008. Refinancing (48%) was the leading use of proceeds, followed by acquisition financing (28%), and general corporate purposes (22%).

6  Annual Report

High yield funds experienced a record $47 billion of outflows for the year, of which $8.7 billion was from ETFs and the balance from dedicated high yield mutual funds.

Defaults picked up marginally but were still well below long term averages. As of year-end, the US high yield default rate was 1.65% including distressed exchanges according to JP Morgan, well below the 3.2% long term default rate. However, JPMorgan is estimating 2023’s default rate to trend upward.

US Short Duration Fixed Income

High domestic inflation led the Fed to retreat from its accommodative monetary policy stance and pursue a rate-hiking campaign.

With data indicating that domestic inflation had potentially peaked in June, bond traders were hopeful in the latter part of 2022 that the Fed would not only moderate its monetary tightening but perhaps even begin cutting its interest rate in the second half of 2023. While the Fed did indeed downshift to a 50-basis point rate increase in December after four consecutive 75-basis point rate hikes in earlier months, the Fed also made clear that its fight against high inflation was not over, warning that because domestic inflation remained elevated, the Fed expected to raise rates higher than it had previously anticipated. Consequently, the short end of the US yield curve came under pressure amid a steady drumbeat of Fed rate increases, with bond prices falling in anticipation of more to come. The yield on the 2-year Treasury bond, which tracks market expectations for Fed actions on interest rates, ended the year at 4.42%.

PORTFOLIO PERFORMANCE

Lazard Funds Annual Report

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2022, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of -17.27%, while Open Shares posted a total return of -17.42% and R6 Shares posted a total return of -17.27%, as compared with the -14.75% return for the 50% JPMorgan EMBI Global Diversified / 50% JPMorgan GBI-EM Global Diversified.

Annual Report  7

Sovereign credit selection was the main detractor from relative performance. Specifically, underweight positions in some of the highest quality and tightest spread credits, such as China and United Arab Emirates, detracted as these markets outperformed amid market volatility.

The Portfolio’s overweight position in Zambia also detracted as the government’s restructuring negotiations with creditors progressed slower than expected.

In local debt, the Portfolio benefited from an underweight position in Egypt, which raised rates in March for the first time since 2017 and allowed the pound to depreciate by around 15% in both March and October.

The Portfolio’s overweight duration position in Brazil also contributed to relative performance. Brazil was the top performing country among the major index constituents in 2022 largely due to the expectation that Banco Central do Brasil may soon begin to ease rates after one of the most aggressive tightening campaigns as inflation is falling and growth is expected to slow.

The Portfolio’s off-index position in corporate credit also contributed to relative performance as corporates outperformed sovereigns by over 5% during the year.

The Portfolio management team uses currency forwards and interest rates swaps, both opportunistically, for direct currency and rates exposure, and defensively, for hedging purposes. For the year, the use of derivatives detracted from the Portfolio’s relative performance.

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2022, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of -17.45%, while Open Shares posted a total return of -17.73%, as compared with the -16.25% return for the Bloomberg Global Aggregate® Index.

Overweight exposure to bonds in Canada, Australia and New Zealand detracted from relative performance. Small exposures

8  Annual Report

to the Norwegian dollar, British pound and Japanese yen, as well as some volatility in the euro proxy trades also detracted.

Underweight exposure to bonds in the eurozone, Japan and South Korea contributed to performance. Underweight government securities in favor of diversified spread product (corporate and emerging market securities) also contributed to relative performance.

Overall positive carry (a strategy that relies on investing borrowed money and earning a profit on the difference between the return and the interest owed) from higher-yielding securities versus the benchmark and select currency hedges helped performance. Strong recovery in the fourth quarter (in absolute and relative returns) across different alpha sources and importantly for country allocations helped to counteract underperformance in the first nine months of 2022.

Lazard US Convertibles Portfolio

We are pleased to announce the December 30, 2022 launch of the Lazard US Convertibles Portfolio. Fund commentary is not available at this time due to the short interval between the Portfolio’s inception date and the end date of the period covered by this annual report. However, we look forward to providing you with a performance review of this Portfolio in the next Lazard Funds annual report.

Lazard US Corporate Income Portfolio

For the year ended December 31, 2022, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of -10.11%, while Open Shares posted a total return of -10.32% and R6 Shares posted a total return of -9.98%, as compared with the -10.41% return for the “Cash Pay Index”.

Underweight exposures to the financial services and telecommunication sectors, as well as to lower-quality rated debt, contributed to relative performance. Overweight exposure to lower duration, higher rated securities, and security selection, especially with an eye towards event-driven catalysts in Twitter and Tenneco, helped relative performance. The Portfolio benefited from a higher average credit quality profile than the index (BB vs BB-), with an overweight to BBB and BB credits and underweights to B credits.

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Overweight exposure to the information technology sector detracted. Overweight exposures to the services and capital goods sectors undercut relative performance. Security selection in the information technology sector was also a headwind to performance in the case of Rackspace Technology 3.5% due 02/15/2028, which moved lower in response to weaker earnings.

Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2022, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of -2.68%, while Open Shares posted a total return of -2.89%, as compared with the -3.65% return for the ICE BofAML 1-3 Year US Treasury® Index.

Contributors to relative performance included: shorter duration positioning versus the benchmark as interest rates moved higher; overweight exposure to consumer-focused asset-backed securities, which outperformed; underweight exposure to 2-3 year US Treasuries, which underperformed as the Fed raised interest rates.

Persistent, elevated inflation spurred the Fed to engage in aggressive interest rate hikes that were felt in the short end of the US yield curve. The team lowered the interest rate risk in the fund by positioning in shorter term securities, as the 2-3 year US Treasuries underperformed.

The overweight exposure to US corporate bonds detracted since such bonds underperformed the benchmark as both rates rose and spreads moved marginally higher.

10  Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Institutional Shares, Open Shares and R6 Shares, and the indexes shown below.

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, the JPMorgan EMBI Global Diversified® Index, the JPMorgan GBI-EM Global Diversified® Index and the Global Diversified Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Years	Ten Years	Since Inception	†
Institutional Shares	–17.27%	–3.07%	–1.37%	0.44%
Open Shares	–17.42%	–3.25%	–1.61%	0.19%
R6 Shares	–17.27%	–2.94%	N/A	–0.94%
JP Morgan EMBI Global Diversified Index	–17.78%	–1.31%	1.59%	3.37% (Institutional and Open Shares) 0.20% (R6 Shares)
JP Morgan GBI-EM Global Diversified Index	–11.69%	–2.51%	–2.03%	–0.56% (Institutional and Open Shares) –0.28% (R6 Shares)
Global Diversified Index	–14.75%	–1.86%	–0.18%	1.45% (Institutional and Open Shares) 0.01% (R6 Shares)
†	The inception date for the Institutional and Open Shares was February 28, 2011 and for the R6 Shares was July 28, 2016.

Annual Report  11

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and the Bloomberg Global Aggregate® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Years	Ten Years
Institutional Shares	–17.45%	–2.66%	–1.38%
Open Shares	–17.73%	–2.91%	–1.66%
Bloomberg Global Aggregate Index	–16.25%	–1.66%	–0.44%

12  Annual Report

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Years	Ten Years	Since Inception	†
Institutional Shares	–10.11%	1.36%	3.03%	3.77%
Open Shares	–10.32%	1.10%	2.73%	3.30%
R6 Shares	–9.98%	0.94%	N/A	1.80%
Cash Pay Index	–10.41%	2.37%	4.00%	5.69% (Institutional Shares) 5.65% (Open Shares) 3.35% (R6 Shares)
†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

Annual Report  13

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and the ICE BofAML 1-3 Year US Treasury® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Years	Ten Years
Institutional Shares	–2.68%	0.66%	0.41%
Open Shares	–2.89%	0.44%	0.27%
ICE BofAML 1-3 Year US Treasury Index	–3.65%	0.77%	0.67%

Notes to Performance Overviews:

Information About Portfolio Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or SS&C Global Investor and Distribution Solutions, the Fund’s transfer agent and dividend disbursing agent (“SS&C GIDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to the receipt of settlement proceeds by the US Corporate Income Portfolio from a class action lawsuit which impacted the total return of R6 Shares but did not impact that of Institutional or Open; amounts may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on a Portfolio’s distributions or the redemption of Portfolio shares.

14  Annual Report

The performance of Institutional Shares, Open Shares and R6 Shares, as applicable, may vary, primarily based on the differences in fees borne by shareholders investing in different classes of a Portfolio.

Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The Bloomberg Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government related debt, corporate debt, securitized debt and global Treasury.

The Cash Pay Index is the ICE Bank of America Merrill Lynch High Yield (“BofAML”) BB-B US Cash Pay Non-Distressed High Yield® Index. It is constructed to mirror the BB-B non-distressed sector of the public high yield corporate debt market and is a subset of the ICE BofAML High Yield Cash Pay® Index.

The Global Diversified Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The government-related debt, corporate debt, and securitized debt provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt and securitized debt.

The ICE BofAML 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US government having a maturity of at least one year and less than three years.

The JPMorgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is an unmanaged index of debt instruments of emerging countries. The JPMorgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index is a comprehensive Emerging Markets index that consists of regularly traded, liquid, fixed-rate, domestic currency government bonds to which international investors can gain exposure. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The same countries are covered in both indices.

Annual Report  15

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2022 through December 31, 2022 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

16  Annual Report

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$1,023.30	$4.33	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Open Shares
Actual	$1,000.00	$1,022.40	$5.35	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
R6 Shares
Actual	$1,000.00	$1,024.20	$4.08	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$981.30	$3.50	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Open Shares
Actual	$1,000.00	$980.00	$4.74	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%

US Convertibles Portfolio†
Institutional Shares
Actual	$1,000	$1,004.00	$0.04	0.75%
Hypothetical (5% Return Before Expenses)	$1,000	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000	$1,004.00	$0.05	1.00%
Hypothetical (5% Return Before Expenses)	$1,000	$1,020.16	$5.09	1.00%

Annual Report  17

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 - 12/31/22	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,025.00	$2.81	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,023.70	$4.08	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
R6 Shares
Actual	$1,000.00	$1,026.00	$2.81	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$995.10	$2.01	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Open Shares
Actual	$1,000.00	$993.80	$3.27	0.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31	0.65%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The Portfolio commenced operations on December 30, 2022.

18  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by

Assets Class/Credit Rating December 31, 2022

Asset Class/S&P Credit Rating*	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio	Lazard US Convertibles Portfolio	Lazard US Corporate Income Portfolio

Fixed Income
AAA	0.1%	23.8%	—%	—%
AA+	—	7.1	—	—
AA	2.8	0.6	—	—
AA-	—	5.1	—	—
A+	0.2	4.3	—	—
A	2.2	6.4	—	—
A-	0.8	10.5	—	—
BBB+	8.6	11.6	—	0.4
BBB	11.5	5.3	8.3	0.5
BBB-	1.0	2.4	3.6	9.6
BB+	1.8	3.7	4.7	18.4
BB	11.0	1.6	1.5	20.0
BB-	7.4	—	1.6	18.6
B+	2.1	1.3	—	11.7
B	4.6	—	—	8.8
B-	0.7	—	—	2.3
C	1.0	—	—	—
CCC+	1.6	—	—	1.3
CCC-	—	—	—	0.2
D	0.9	—	—	—
Not Applicable	39.7	16.3	80.3	1.5
Short- Term Investments	2.0	—	—	6.7
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/S&P Credit Rating*	Lazard US Short Duration Fixed Income Portfolio

Fixed Income
AAA	86.6%
A-	4.5
BBB+	8.7
Short- Term Investments	0.2
Total Investments	100.0%

*	Represents percentage of total investments.

Annual Report  19

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2022

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 5.7%

Brazil | 1.1%
MV24 Capital BV, 6.748%, 06/01/34	USD	171	$156,523

China | 0.8%
Country Garden Holdings Co. Ltd., 3.125%, 10/22/25	USD	200	121,750

Kuwait | 1.3%
NBK Tier 1 Financing 2 Ltd., 4.500% (USD Swap 6 Year + 2.832%), 08/27/25 (§), (¶)	USD	200	183,475

Mexico | 2.5%
Banco Mercantil del Norte SA, 6.750% (CMT 5 Year + 4.967%), 09/27/24 (§), (¶)	USD	200	194,787
Petroleos Mexicanos:
6.500%, 01/23/29	USD	35	29,885
8.750%, 06/02/29	USD	80	74,865
6.840%, 01/23/30	USD	50	41,350
6.700%, 02/16/32	USD	22	17,243
6.950%, 01/28/60	USD	20	12,655
			370,785

Total Corporate Bonds (Cost $956,924)			832,533

Foreign Government Obligations | 82.5%

Angola | 1.4%
Angolan Government International Bonds, 9.500%, 11/12/25	USD	200	206,000

The accompanying notes are an integral part of these financial statements.

20  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Argentina | 1.0%
Argentina Government International Bonds:
1.500%, 07/09/35 (Ø)	USD	325	$81,900
3.875%, 01/09/38 (Ø)	USD	63	19,908
3.500%, 07/09/41 (Ø)	USD	177	50,091
			151,899

Azerbaijan | 1.0%
Azerbaijan International Bonds, 3.500%, 09/01/32	USD	175	145,228

Brazil | 9.3%
Brazil Government International Bonds:
3.875%, 06/12/30	USD	125	108,188
5.000%, 01/27/45	USD	40	29,595
4.750%, 01/14/50	USD	40	27,795
Brazil Letras do Tesouro Nacional:
0.000%, 07/01/23	BRL	1,920	341,192
0.000%, 04/01/24	BRL	2,020	328,313
Brazil Notas do Tesouro Nacional:
10.000%, 01/01/25	BRL	420	76,079
10.000%, 01/01/27	BRL	590	103,171
10.000%, 01/01/29	BRL	930	157,476
10.000%, 01/01/31	BRL	590	97,489
6.000%, 05/15/35	BRL	120	89,905
			1,359,203

Chile | 1.2%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 03/01/26	CLP	55,000	61,058
2.300%, 10/01/28	CLP	25,000	24,617
5.000%, 10/01/28	CLP	50,000	57,040
5.000%, 03/01/35	CLP	15,000	17,213
6.000%, 01/01/43	CLP	10,000	13,005
			172,933

The accompanying notes are an integral part of these financial statements.

Annual Report  21

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

China | 1.3%
China Government Bonds:
3.120%, 12/05/26	CNY	490	$71,860
2.680%, 05/21/30	CNY	480	68,280
3.810%, 09/14/50	CNY	360	56,629
			196,769

Colombia | 3.4%
Colombia Government International Bonds:
3.875%, 04/25/27	USD	75	66,202
4.500%, 03/15/29	USD	30	25,862
8.000%, 04/20/33	USD	105	104,790
5.000%, 06/15/45	USD	45	30,876
Colombia TES:
6.250%, 11/26/25	COP	301,300	53,176
5.750%, 11/03/27	COP	257,000	39,957
6.000%, 04/28/28	COP	217,800	33,414
7.000%, 03/26/31	COP	772,000	112,471
7.000%, 06/30/32	COP	240,000	33,501
			500,249

Costa Rica | 0.9%
Costa Rica Government International Bonds:
4.250%, 01/26/23	USD	25	24,849
4.375%, 04/30/25	USD	15	14,459
6.125%, 02/19/31	USD	50	48,384
5.625%, 04/30/43	USD	35	28,433
7.000%, 04/04/44	USD	10	9,386
			125,511

Cote d’Ivoire | 0.4%
Ivory Coast Government International Bonds, 5.750%, 12/31/32 (Ø)	USD	63	58,930

Czech Republic | 1.5%
Czech Republic Government Bonds:
2.500%, 08/25/28	CZK	2,280	87,968

The accompanying notes are an integral part of these financial statements.

22  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

0.950%, 05/15/30	CZK	1,790	$59,466
2.000%, 10/13/33	CZK	480	15,930
4.200%, 12/04/36	CZK	1,120	45,607
1.500%, 04/24/40	CZK	550	14,477
			223,448

Dominican Republic | 1.7%
Dominican Republic International Bonds:
4.500%, 01/30/30	USD	40	33,933
4.500%, 01/30/30 (#)	USD	75	63,623
4.875%, 09/23/32	USD	50	41,337
6.000%, 02/22/33 (#)	USD	35	31,474
7.450%, 04/30/44	USD	15	13,925
6.850%, 01/27/45	USD	20	17,285
6.400%, 06/05/49	USD	50	40,259
			241,836

Ecuador | 0.7%
Ecuador Government International Bonds, 0.000%, 07/31/30	USD	251	97,153

Egypt | 2.2%
Egypt Government International Bond MTN:
5.875%, 02/16/31	USD	275	190,145
8.750%, 09/30/51	USD	200	133,350
			323,495

El Salvador | 0.2%
El Salvador Government International Bonds:
8.625%, 02/28/29	USD	24	10,377
7.625%, 02/01/41	USD	23	8,809
9.500%, 07/15/52	USD	23	9,887
			29,073

The accompanying notes are an integral part of these financial statements.

Annual Report  23

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Ghana | 1.0%
Ghana Government International Bonds:
6.375%, 02/11/27	USD	200	$75,000
8.627%, 06/16/49	USD	200	68,500
			143,500

Guatemala | 0.7%
Guatemala Government Bonds:
5.250%, 08/10/29 (#)	USD	35	33,574
5.375%, 04/24/32 (#)	USD	55	53,601
6.125%, 06/01/50 (#)	USD	15	14,060
			101,235

Hungary | 1.9%
Hungary Government Bonds:
3.000%, 10/27/27	HUF	34,330	66,760
6.750%, 10/22/28	HUF	11,020	25,553
3.250%, 10/22/31	HUF	22,860	40,121
2.250%, 04/20/33	HUF	18,510	28,738
3.000%, 04/25/41	HUF	3,940	5,270
Hungary Government International Bonds:
5.375%, 03/25/24	USD	44	43,898
5.500%, 06/16/34 (#)	USD	40	37,258
7.625%, 03/29/41	USD	32	34,886
			282,484

Indonesia | 6.8%
Indonesia Government International Bonds:
3.850%, 07/18/27	USD	105	101,205
2.150%, 07/28/31	USD	215	178,474
3.550%, 03/31/32	USD	55	49,918
6.750%, 01/15/44	USD	55	61,675
3.050%, 03/12/51	USD	50	36,130
3.350%, 03/12/71	USD	60	40,132

The accompanying notes are an integral part of these financial statements.

24  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Indonesia Treasury Bonds:
8.375%, 09/15/26	IDR	386,000	$26,345
9.000%, 03/15/29	IDR	818,000	58,352
6.375%, 08/15/28	IDR	113,000	7,182
8.250%, 05/15/29	IDR	1,545,000	106,391
7.000%, 09/15/30	IDR	1,032,000	66,756
8.750%, 05/15/31	IDR	324,000	23,112
7.000%, 02/15/33	IDR	896,000	57,585
8.375%, 03/15/34	IDR	912,000	64,032
8.250%, 05/15/36	IDR	648,000	45,184
8.375%, 04/15/39	IDR	920,000	65,096
			987,569

Jamaica | 0.6%
Jamaica Government International Bonds, 6.750%, 04/28/28	USD	90	94,995

Kenya | 1.2%
Kenya Government International Bonds, 8.000%, 05/22/32	USD	200	171,500

Malaysia | 4.4%
Malaysia Government Bonds:
3.906%, 07/15/26	MYR	120	27,327
3.899%, 11/16/27	MYR	937	213,104
3.733%, 06/15/28	MYR	500	112,066
4.498%, 04/15/30	MYR	230	53,663
4.127%, 04/15/32	MYR	97	22,000
3.844%, 04/15/33	MYR	500	110,498
3.828%, 07/05/34	MYR	20	4,383
4.893%, 06/08/38	MYR	270	64,955
3.757%, 05/22/40	MYR	80	16,719
4.696%, 10/15/42	MYR	100	23,553
			648,268

The accompanying notes are an integral part of these financial statements.

Annual Report  25

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Mexico | 7.1%
Mexico Bonos:
5.750%, 03/05/26	MXN	4,810	$223,080
7.500%, 06/03/27	MXN	1,990	96,170
8.500%, 05/31/29	MXN	4,638	231,131
7.750%, 05/29/31	MXN	2,200	104,343
10.000%, 11/20/36	MXN	1,250	68,717
8.500%, 11/18/38	MXN	280	13,612
7.750%, 11/13/42	MXN	3,100	138,975
Mexico Government International Bonds:
3.500%, 02/12/34	USD	65	52,163
3.771%, 05/24/61	USD	45	28,499
5.750%, 10/12/10	USD	104	87,477
			1,044,167

Mongolia | 0.2%
Mongolia Government International Bond, 4.450%, 07/07/31	USD	40	30,804

Oman | 2.8%
Oman Government International Bonds,
5.625%, 01/17/28	USD	200	196,788
7.375%, 10/28/32	USD	200	216,287
			413,075

Panama | 1.4%
Panama Government International Bonds:
3.160%, 01/23/30	USD	105	90,156
3.298%, 01/19/33	USD	5	4,046
6.400%, 02/14/35	USD	25	25,356
4.500%, 05/15/47	USD	10	7,668
4.500%, 04/16/50	USD	30	22,628
4.500%, 04/01/56	USD	75	54,998
			204,852

The accompanying notes are an integral part of these financial statements.

26  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Paraguay | 0.7%
Paraguay Government International Bonds:
3.849%, 06/28/33 (#)	USD	28	$24,514
6.100%, 08/11/44	USD	75	71,873
			96,387

Peru | 3.9%
Peruvian Government International Bonds:
6.350%, 08/12/28	PEN	650	162,618
5.940%, 02/12/29	PEN	140	33,769
6.950%, 08/12/31	PEN	585	145,168
1.862%, 12/01/32	USD	30	21,896
6.900%, 08/12/37	PEN	670	158,118
5.350%, 08/12/40	PEN	55	10,789
3.230%, 07/28/21	USD	60	34,980
			567,338

Poland | 2.8%
Poland Government Bonds:
2.500%, 07/25/26	PLN	190	37,464
3.750%, 05/25/27	PLN	92	18,566
2.500%, 07/25/27	PLN	710	135,016
2.750%, 04/25/28	PLN	460	86,270
1.250%, 10/25/30	PLN	350	53,668
Poland Government International Bond, 5.750%, 11/16/32	USD	80	84,783
			415,767

Qatar | 2.7%
Qatar Government International Bonds, 6.400%, 01/20/40	USD	340	395,633

Romania | 2.3%
Romanian Government Bonds:
3.250%, 06/24/26	RON	560	105,565
5.800%, 07/26/27	RON	170	34,148
4.150%, 01/26/28	RON	400	73,663

The accompanying notes are an integral part of these financial statements.

Annual Report  27

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Romanian Government International Bonds:
3.000%, 02/27/27	USD	56	$49,448
3.625%, 03/27/32	USD	38	30,134
5.125%, 06/15/48	USD	50	39,650
			332,608

South Africa | 8.8%
South Africa Government Bonds:
10.500%, 12/21/26	ZAR	950	59,099
8.000%, 01/31/30	ZAR	3,490	183,110
7.000%, 02/28/31	ZAR	4,290	203,846
8.250%, 03/31/32	ZAR	3,470	174,355
8.875%, 02/28/35	ZAR	1,750	86,812
8.500%, 01/31/37	ZAR	6,460	301,586
8.750%, 02/28/48	ZAR	1,445	66,479
South Africa Government International Bonds:
4.850%, 09/27/27	USD	60	56,767
4.300%, 10/12/28	USD	40	35,532
4.850%, 09/30/29	USD	10	8,874
5.875%, 06/22/30	USD	20	18,547
5.875%, 04/20/32	USD	10	8,988
5.375%, 07/24/44	USD	45	33,801
5.000%, 10/12/46	USD	30	20,902
5.650%, 09/27/47	USD	30	22,050
			1,280,748

Sri Lanka | 0.3%
Sri Lanka Government International Bonds:
5.750%, 04/18/23	USD	15	4,451
6.125%, 06/03/25	USD	10	3,080
6.825%, 07/18/26	USD	5	1,504
6.200%, 05/11/27	USD	50	14,431
6.750%, 04/18/28	USD	35	10,452
7.850%, 03/14/29	USD	15	4,320
			38,238

The accompanying notes are an integral part of these financial statements.

28  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Suriname | 0.0%
Suriname Government International Bonds, 9.250%, 10/26/26	USD	10	$7,114

Thailand | 0.5%
Thailand Government Bonds:
3.400%, 06/17/36	THB	830	24,751
3.300%, 06/17/38	THB	1,480	42,784
			67,535

Turkey | 2.8%
Hazine Mustesarligi Varlik Kiralama AS, 7.250%, 02/24/27 (#)	USD	125	121,820
Turkey Government International Bonds:
7.375%, 02/05/25	USD	95	95,237
5.950%, 01/15/31	USD	140	116,200
6.000%, 01/14/41	USD	115	83,088
			416,345

Ukraine | 0.3%
Ukraine Government International Bonds, 9.750%, 11/01/30	USD	200	42,975

Uruguay | 2.5%
Uruguay Government International Bonds:
4.375%, 12/15/28	UYU	2,641	69,310
7.625%, 03/21/36	USD	46	58,259
4.125%, 11/20/45	USD	65	60,125
5.100%, 06/18/50	USD	125	123,250
4.975%, 04/20/55	USD	50	48,125
			359,069

Zambia | 0.6%
Zambia Government International Bonds, 8.500%, 04/14/24	USD	200	90,000

The accompanying notes are an integral part of these financial statements.

Annual Report  29

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Total Foreign Government Obligations (Cost $13,498,167)			$12,063,933

Quasi Government Bonds | 0.2%

Indonesia | 0.1%
Pertamina Persero PT, 6.450%, 05/30/44	USD	25	24,661

Mexico | 0.1%
Petroleos Mexicanos, 6.750%, 09/21/47	USD	16	10,190

Total Quasi Government Bonds (Cost $35,742)			34,851

Sovereign Bonds | 2.5%

Indonesia | 0.2%
Indonesia Government International Bonds, 3.850%, 10/15/2030	USD	35	32,819

Jordan | 1.3%
Jordan Government International Bonds, 6.125%, 01/29/2026	USD	200	196,850

Serbia | 1.0%
Serbia International Bonds, 2.125%, 12/01/2030	USD	200	142,975

Total Sovereign Bonds (Cost $359,563)			372,644

Supranational Bonds | 0.1%
International Finance Corp., 8.000%, 10/09/23 (Cost $14,091)	IDR	200,000	13,037

The accompanying notes are an integral part of these financial statements.

30  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

U.S. Treasury Securities | 5.0%
U.S. Treasury Note, 2.750%, 08/15/32 (Cost $720,724)	USD	795	$723,947

		Fair
Description	Shares	Value

Short-Term Investments | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $290,757)	290,757	$290,757

Total Investments | 98.0% (Cost $15,875,968) (»)		$14,331,702

Cash and Other Assets in Excess of Liabilities | 2.0%		296,639

Net Assets | 100.0%		$14,628,341

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2022:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

BRL	159,585	USD	30,000	BRC	02/02/23	$61	$—
BRL	183,641	USD	33,893	SSB	02/02/23	700	—
BRL	52,400	USD	10,000	UBS	02/02/23	—	129
CNY	55,195	USD	7,752	BRC	01/20/23	197	—
CNY	280,844	USD	40,000	BRC	01/20/23	449	—
CNY	498,533	USD	70,000	BRC	01/20/23	1,802	—
CNY	3,008,739	USD	418,432	CIT	01/20/23	14,906	—
CNY	131,807	USD	18,470	SCB	01/20/23	514	—
CNY	153,673	USD	21,530	SCB	01/20/23	603	—
CNY	213,378	USD	30,000	SCB	01/20/23	732	—
CNY	498,321	USD	70,763	SCB	01/20/23	1,008	—
COP	1,079,562,696	USD	222,889	SSB	01/17/23	—	731
CZK	4,363,810	USD	178,673	UBS	01/20/23	14,241	—
EUR	146,722	USD	150,000	HSB	01/20/23	7,228	—
EUR	140,469	USD	150,000	SCB	01/20/23	528	—
HUF	15,924,000	USD	40,000	BRC	01/20/23	2,485	—
HUF	23,099,984	USD	56,423	BRC	01/20/23	5,208	—
IDR	441,420,000	USD	28,000	BOA	01/24/23	349	—
IDR	155,580,000	USD	10,000	BRC	01/27/23	—	8
IDR	652,566,894	USD	41,783	BRC	01/27/23	125	—
IDR	1,934,375,000	USD	125,000	BRC	01/27/23	—	773
IDR	1,934,375,000	USD	125,000	CIT	01/27/23	—	773
IDR	1,707,608,755	USD	108,855	JPM	01/17/23	821	—
IDR	475,202,400	USD	30,540	JPM	01/27/23	—	22
IDR	608,289,864	USD	38,948	JPM	01/27/23	117	—
IDR	156,160,000	USD	10,038	SCB	01/17/23	—	8
IDR	1,707,608,755	USD	108,606	SCB	01/17/23	1,071	—
IDR	914,950,000	USD	58,000	SCB	01/24/23	761	—
IDR	458,132,460	USD	29,460	SCB	01/27/23	—	38
IDR	495,453,125	USD	31,709	SCB	01/27/23	109	—
IDR	1,009,472,000	USD	64,000	UBS	01/24/23	831	—
IDR	586,799,880	USD	37,560	UBS	01/27/23	125	—
MXN	164,920	USD	8,326	BRC	01/20/23	113	—
MXN	594,405	USD	30,000	BRC	01/20/23	416	—
MXN	587,034	USD	30,000	CIT	01/20/23	39	—
MXN	195,377	USD	10,000	SCB	01/20/23	—	2
MYR	754,444	USD	162,564	BOA	01/25/23	8,856	—

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2022:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

MYR	46,985	USD	10,000	SCB	01/25/23	$676	$—
PEN	270,900	USD	70,000	BOA	01/17/23	1,249	—
PEN	194,515	USD	50,000	BRC	01/17/23	1,159	—
PLN	318,839	USD	70,000	BRC	01/20/23	2,683	—
PLN	852,898	USD	179,716	CIT	01/20/23	14,712	—
RON	109,814	USD	22,247	BRC	01/20/23	1,523	—
THB	1,168,872	USD	32,737	BOA	03/13/23	1,234	—
THB	2,064,168	USD	60,000	BOA	03/13/23	—	10
THB	8,483,472	USD	241,729	BOA	03/13/23	4,823	—
THB	500,078	USD	14,282	BRC	03/13/23	251	—
THB	8,024,470	USD	230,000	CIT	03/13/23	3,212	—
THB	11,420,059	USD	325,590	CIT	03/13/23	6,307	—
THB	12,725,208	USD	360,436	CIT	03/13/23	9,392	—
USD	40,000	BRL	214,440	BOA	02/02/23	—	394
USD	78,219	BRL	424,070	BOA	02/02/23	—	1,664
USD	60,000	BRL	322,350	BRC	02/02/23	—	721
USD	14,407	BRL	78,501	SSB	02/02/23	—	381
USD	14,845	BRL	79,455	SSB	02/02/23	—	122
USD	22,546	BRL	117,729	SSB	02/02/23	369	—
USD	22,870	BRL	118,639	SSB	02/02/23	522	—
USD	7,276	BRL	39,385	UBS	02/02/23	—	143
USD	71,068	BRL	384,686	UBS	02/02/23	—	1,395
USD	9,244	CLP	8,617,009	BRC	02/13/23	—	874
USD	10,000	CNY	69,849	SCB	01/20/23	—	60
USD	150,786	CNY	1,096,681	SCB	01/30/23	—	7,282
USD	10,000	COP	48,190,000	BRC	01/17/23	83	—
USD	109,317	COP	565,274,955	BRC	01/17/23	—	7,009
USD	109,002	COP	565,274,955	SCB	01/17/23	—	7,323
USD	10,000	CZK	228,775	SCB	01/20/23	—	114
USD	287,396	EUR	285,827	SCB	01/20/23	—	18,897
USD	20,000	HUF	7,633,926	SCB	01/20/23	—	367
USD	30,000	IDR	467,370,000	JPM	01/24/23	—	16
USD	56,360	IDR	885,525,760	SCB	01/17/23	—	516
USD	64,185	MXN	1,245,466	BOA	01/20/23	453	—
USD	80,000	MXN	1,590,520	BRC	01/20/23	—	1,389
USD	21,448	MYR	96,528	JPM	01/25/23	—	484
USD	90,000	MYR	396,756	SCB	01/25/23	—	148

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at December 31, 2022:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

USD	105,695	PEN	421,352	BOA	01/17/23	$—	$5,125
USD	105,794	PEN	421,352	BRC	01/17/23	—	5,025
USD	105,650	PEN	421,352	SCB	01/17/23	—	5,170
USD	30,000	THB	1,035,825	SCB	03/13/23	—	104
USD	80,000	THB	2,782,000	SCB	03/13/23	—	852
USD	152,488	THB	5,389,545	SCB	03/13/23	—	4,146
USD	28,415	ZAR	506,241	BOA	01/20/23	—	1,339
USD	101,833	ZAR	1,782,295	BOA	01/20/23	—	2,919
USD	24,800	ZAR	439,729	BRC	01/20/23	—	1,044
USD	28,431	ZAR	506,241	BRC	01/20/23	—	1,323
USD	40,000	ZAR	715,460	BRC	01/20/23	—	2,050
USD	58,040	ZAR	1,008,706	BRC	01/20/23	—	1,245
USD	113,657	ZAR	2,024,964	CIT	01/20/23	—	5,358
USD	25,200	ZAR	446,431	SCB	01/20/23	—	1,038
UYU	353,959	USD	8,736	HSB	03/06/23	10	—
ZAR	687,800	USD	40,000	SCB	01/20/23	424	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$113,477	$88,531

The accompanying notes are an integral part of these financial statements.

34  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 35.6%

Canada | 1.6%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	75	$67,397

Germany | 1.1%
Mercedes-Benz Group AG, 0.750%, 09/10/30	EUR	55	48,115

Netherlands | 2.3%
ING Groep NV, 1.125% (SONIA + 0.905%), 12/07/28 (§)	GBP	100	96,721

Switzerland | 0.5%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	22	18,931

United Kingdom | 2.3%
Tesco Corporate Treasury Services PLC, 2.750%, 04/27/30	GBP	100	99,209

United States | 27.8%
Adobe, Inc., 2.300%, 02/01/30	USD	25	21,317
Alphabet, Inc., 1.100%, 08/15/30	USD	35	27,390
Amazon.com, Inc., 3.150%, 08/22/27	USD	25	23,492
American Express Co., 4.050%, 05/03/29	USD	45	42,851
Amgen, Inc., 3.000%, 02/22/29	USD	25	22,138
Apple, Inc., 1.125%, 05/11/25	USD	50	46,033
Ball Corp., 4.875%, 03/15/26	USD	25	24,216

The accompanying notes are an integral part of these financial statements.

Annual Report  35

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio (continued)

Bank of America Corp.:
1.486% (SOFR + 1.460%), 05/19/24 (§)	USD	28	$27,561
1.978% (CDOR 03 Month + 0.600%), 09/15/27 (§)	CAD	70	46,004
Citigroup, Inc., 1.281% (SOFR + 0.528%), 11/03/25 (§)	USD	70	64,501
Clean Harbors, Inc., 4.875%, 07/15/27	USD	25	23,687
Dell International LLC, 5.300%, 10/01/29	USD	45	44,010
Goldman Sachs Group, Inc., 1.992% (SOFR + 1.090%), 01/27/32 (§)	USD	30	22,855
Home Depot, Inc., 5.875%, 12/16/36	USD	20	21,388
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	95	66,654
Johnson Controls International PLC, 1.750%, 09/15/30	USD	65	51,920
JPMorgan Chase & Co., 3.540% (USD LIBOR 3 Month + 1.380%), 05/01/28 (§)	USD	80	73,617
Kimberly-Clark Corp., 3.200%, 04/25/29	USD	30	27,389
McDonald’s Corp., 3.125%, 03/04/25	CAD	70	49,911
Microsoft Corp., 3.500%, 11/15/42	USD	25	20,948
Morgan Stanley, 3.625%, 01/20/27	USD	70	66,011
Mueller Water Products, Inc., 4.000%, 06/15/29 (#)	USD	15	13,181
PepsiCo, Inc., 2.875%, 10/15/49	USD	35	25,005
Pfizer, Inc., 2.625%, 04/01/30	USD	30	26,353

The accompanying notes are an integral part of these financial statements.

36  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio (continued)

Procter & Gamble Co., 1.200%, 10/29/30	USD	15	$11,769
Prologis LP REIT, 1.250%, 10/15/30	USD	100	75,807
Service Corp. International, 4.625%, 12/15/27	USD	30	28,021
Starbucks Corp., 4.450%, 08/15/49	USD	25	21,248
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	55	46,273
United Rentals North America, Inc., 4.875%, 01/15/28	USD	30	28,429
Verizon Communications, Inc., 3.875%, 02/08/29	USD	75	70,370
Visa, Inc., 0.750%, 08/15/27	USD	25	21,273
			1,181,622

Total Corporate Bonds (Cost $1,800,524)			1,511,995

Foreign Government Obligations | 45.9%

Australia | 3.2%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	100	53,292
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	160	84,418
			137,710

Bahamas | 1.3%
Bahamas Government International Bonds, 6.950%, 11/20/29	USD	73	54,809

Canada | 5.3%
British Columbia, 3.200%, 06/18/44	CAD	100	62,308

The accompanying notes are an integral part of these financial statements.

Annual Report  37

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio (continued)

Export Development Canada, 1.650%, 07/31/24	CAD	70	$49,614
Quebec, 1.850%, 02/13/27	CAD	85	58,103
Vancouver, 2.900%, 11/20/25	CAD	80	57,128
			227,153

Chile | 2.9%
Bonos de la Tesoreria de la Republica en pesos:
5.800%, 06/01/24	CLP	50,000	57,618
2.300%, 10/01/28	CLP	65,000	64,003
			121,621

Colombia | 0.5%
Colombia Government International Bonds, 9.850%, 06/28/27	COP	126,000	22,274

Czech Republic | 1.7%
Czech Republic Government Bonds, 7.210% (PRIBOR 6 Month), 11/19/27 (§)	CZK	1,650	72,273

Denmark | 0.5%
Denmark Government Bond, 0.000%, 11/15/31	DKK	180	20,476

France | 1.0%
French Republic Government Bonds OAT, 1.750%, 06/25/39	EUR	49	42,778

Hungary | 0.6%
Hungary Government International Bonds, 1.750%, 06/05/35	EUR	35	24,559

Ireland | 1.0%
Ireland Government Bonds, 1.350%, 03/18/31	EUR	45	42,832

The accompanying notes are an integral part of these financial statements.

38  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio (continued)

Mexico | 2.8%
Mexico Bonos:
8.000%, 09/05/24	MXN	860	$42,685
7.500%, 06/03/27	MXN	970	46,877
Mexico Government International Bonds, 6.750%, 02/06/24	GBP	25	30,526
			120,088

Morocco | 1.8%
Morocco Government International Bonds, 1.500%, 11/27/31	EUR	100	78,698

New Zealand | 8.1%
Housing New Zealand Ltd., 3.420%, 10/18/28	NZD	120	69,551
New Zealand Local Government Funding Agency Bonds:
2.250%, 04/15/24	NZD	190	115,760
1.500%, 04/20/29	NZD	210	106,573
2.000%, 04/15/37	NZD	130	52,945
			344,829

Norway | 2.3%
Oslo, 2.350%, 09/04/24	NOK	1,000	99,521

Panama | 2.2%
Panama Government International Bonds, 8.875%, 09/30/27	USD	80	91,990

Peru | 2.2%
Peru Government Bonds, 6.150%, 08/12/32 (#)	PEN	250	57,876
Peruvian Government International Bonds, 3.000%, 01/15/34	USD	45	35,432
			93,308

The accompanying notes are an integral part of these financial statements.

Annual Report  39

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio (continued)

Poland | 1.8%
Poland Government Bonds, 7.560% (WIBOR 6 Month), 05/25/28 (§)	PLN	355	$76,584

Portugal | 1.0%
Portugal Obrigacoes do Tesouro OT, 1.650%, 07/16/32	EUR	45	40,979

Singapore | 1.1%
Singapore Government Bonds, 3.375%, 09/01/33	SGD	60	45,827

Spain | 1.0%
Spain Government Bonds, 1.000%, 07/30/42	EUR	65	42,450

Switzerland | 0.5%
Swiss Confederation Government Bonds, 0.500%, 06/27/32	CHF	20	19,592

Thailand | 2.0%
Thailand Government Bonds, 1.585%, 12/17/35	THB	3,440	84,625

United Kingdom | 1.1%
U.K. Gilts, 0.875%, 07/31/33	GBP	50	45,119

Total Foreign Government Obligations (Cost $2,393,150)			1,950,095

Quasi Government Bonds | 1.8%

Germany | 1.8%
Kreditanstalt fuer Wiederaufbau:
0.000%, 09/15/28	EUR	25	22,549
1.750%, 09/14/29	USD	63	54,311
(Cost $86,872)			76,860

The accompanying notes are an integral part of these financial statements.

40  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio (continued)

Supranational Bonds | 10.4%
Asian Development Bank, 2.125%, 03/19/25	USD	40	$37,891
European Investment Bank, 1.000%, 01/28/28	CAD	80	51,625
Inter-American Development Bank, 7.875%, 03/14/23	IDR	1,140,000	73,530
Inter-American Investment Corp., 1.100%, 06/30/26	AUD	41	24,719
International Bank for Reconstruction & Development:
2.900%, 11/26/25	AUD	100	65,713
1.250%, 03/16/26	NOK	660	63,442
1.125%, 09/13/28	USD	35	29,625
International Finance Corp.:
2.125%, 04/07/26	USD	40	37,353
1.500%, 04/15/35	AUD	132	59,797

Total Supranational Bonds (Cost $534,802)			443,695

U.S. Municipal Bonds | 1.9%

California | 1.9%
California:
4.500%, 04/01/33	USD	45	43,256
7.550%, 04/01/39	USD	30	37,549
(Cost $95,045)			80,805

U.S. Treasury Securities | 3.3%
U.S. Treasury Bonds, 1.750%, 08/15/41 (Cost $159,473)	USD	206	140,973

The accompanying notes are an integral part of these financial statements.

Annual Report  41

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio (continued)

Total Investments | 98.9% (Cost $5,069,866) (»)			$4,204,423

Cash and Other Assets in Excess of Liabilities | 1.1%			45,523

Net Assets | 100.0%			$4,249,946

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2022:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

AUD	20,700	USD	14,022	CIT	02/08/23	$91	$—
AUD	11,687	USD	7,500	JPM	02/08/23	468	—
CAD	18,892	USD	13,842	CIT	02/08/23	114	—
CAD	13,288	USD	9,959	HSB	02/08/23	—	143
CAD	28,624	USD	20,870	HSB	02/08/23	275	—
CHF	23,051	USD	23,816	JPM	02/08/23	1,208	—
CNH	1,154,651	USD	162,438	HSB	02/08/23	4,843	—
CNH	1,683,302	USD	236,313	HSB	02/08/23	7,558	—
CNH	48,395	USD	6,800	HSB	02/28/23	223	—
COP	23,168,244	USD	4,400	HSB	04/25/23	277	—
CZK	294,759	USD	11,732	JPM	01/11/23	1,305	—
CZK	614,690	USD	25,800	JPM	01/11/23	1,388	—
CZK	1,120,925	USD	45,026	JPM	01/11/23	4,554	—
EUR	105,834	USD	106,476	CIT	02/08/23	7,077	—
EUR	30,264	USD	32,400	HSB	02/08/23	72	—
EUR	56,794	USD	57,100	HSB	02/08/23	3,836	—
EUR	319,433	USD	321,426	HSB	02/08/23	21,305	—
EUR	8,439	USD	8,491	MSC	02/08/23	563	—
GBP	3,792	USD	4,569	HSB	02/08/23	20	—
GBP	10,560	USD	12,600	JPM	02/08/23	178	—
GBP	19,558	USD	22,500	JPM	02/08/23	1,166	—
HUF	5,685,778	USD	14,800	HSB	02/08/23	291	—
JPY	9,540,681	USD	65,612	CIT	02/08/23	7,409	—
JPY	629,881	USD	4,700	HSB	02/08/23	121	—
JPY	2,668,284	USD	19,000	HSB	02/08/23	1,422	—
JPY	66,659,333	USD	458,481	HSB	02/08/23	51,706	—
KRW	74,813,620	USD	52,466	JPM	04/18/23	6,909	—
NOK	266,657	USD	26,300	HSB	02/08/23	957	—
PEN	16,110	USD	4,000	JPM	04/25/23	202	—
RON	401,924	USD	77,850	HSB	02/08/23	9,050	—
SEK	240,172	USD	22,600	JPM	02/08/23	462	—
SEK	390,439	USD	35,163	JPM	02/08/23	2,327	—
SGD	35,130	USD	25,700	JPM	02/08/23	544	—
USD	81,869	AUD	126,128	CIT	02/08/23	—	4,125
USD	78,851	AUD	121,303	HSB	02/08/23	—	3,854
USD	9,436	AUD	14,523	JPM	02/08/23	—	466
USD	7,000	AUD	10,270	MSC	02/08/23	—	2
USD	57,995	AUD	89,222	MSC	02/08/23	—	2,838
USD	177,385	CAD	239,796	CIT	02/08/23	248	—
USD	67,522	CAD	91,265	HSB	02/08/23	105	—
USD	14,000	CAD	18,988	JPM	02/08/23	—	26

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2022:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

USD	35,357	CAD	46,940	JPM	02/08/23	$682	$—
USD	81,811	CAD	110,580	JPM	02/08/23	125	—
USD	23,555	CHF	23,051	JPM	02/08/23	—	1,468
USD	69,464	CLP	65,691,753	CIT	03/15/23	—	7,283
USD	22,090	CLP	20,877,270	HSB	03/15/23	—	2,301
USD	41,000	CNH	283,066	HSB	02/08/23	—	10
USD	24,474	COP	124,270,000	HSB	04/25/23	—	613
USD	8,240	CZK	201,814	JPM	01/11/23	—	687
USD	23,686	CZK	540,868	JPM	01/11/23	—	237
USD	30,300	CZK	746,919	JPM	01/11/23	—	2,737
USD	60,370	CZK	1,503,170	JPM	01/11/23	—	6,117
USD	13,287	EUR	12,484	HSB	02/08/23	—	107
USD	86,000	EUR	80,192	HSB	02/08/23	—	40
USD	40,172	EUR	39,820	JPM	02/08/23	—	2,552
USD	38,915	GBP	33,834	HSB	02/08/23	—	2,026
USD	20,000	GBP	16,558	JPM	02/08/23	—	37
USD	68,512	GBP	59,577	JPM	02/08/23	—	3,579
USD	31,968	IDR	495,791,848	JPM	01/20/23	125	—
USD	59,000	JPY	7,687,694	CIT	02/08/23	161	—
USD	31,094	MXN	637,136	HSB	02/08/23	—	1,398
USD	28,682	MXN	587,793	JPM	02/08/23	—	1,294
USD	25,740	NOK	269,807	HSB	02/08/23	—	1,838
USD	124,390	NOK	1,304,005	JPM	02/08/23	—	8,900
USD	69,242	NZD	116,322	CIT	02/08/23	—	4,647
USD	37,000	NZD	58,087	HSB	02/08/23	103	—
USD	102,550	NZD	172,284	HSB	02/08/23	—	6,886
USD	115,096	NZD	193,331	JPM	02/08/23	—	7,710
USD	56,669	PEN	230,134	JPM	04/25/23	—	3,353
USD	42,567	PLN	215,666	HSB	02/08/23	—	6,517
USD	8,000	RON	37,091	HSB	02/08/23	—	19
USD	17,807	SEK	197,723	JPM	02/08/23	—	1,179
USD	8,151	SGD	11,641	HSB	02/08/23	—	545
USD	24,000	SGD	32,494	JPM	02/08/23	—	275
USD	26,930	SGD	38,439	JPM	02/08/23	—	1,786
USD	21,494	THB	772,718	HSB	03/13/23	—	963
USD	40,801	THB	1,515,972	HSB	03/13/23	—	3,257
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$139,470	$91,815

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio

Convertible Corporate Bonds | 78.7%

Airlines | 4.5%
JetBlue Airways Corp. 0.500%, 04/01/26	$136	$99,833
Southwest Airlines Co., 1.250%, 05/01/25	104	125,294
		225,127

Auto Components | 1.0%
Luminar Technologies, Inc. 1.250%, 12/15/26	87	49,268

Automobiles | 2.5%
Ford Motor Co. 0.000%, 03/15/26	133	126,150

Biotechnology | 6.2%
BioMarin Pharmaceutical, Inc. 0.599%, 08/01/24	94	99,997
Exact Sciences Corp. 0.375%, 03/01/28	157	123,842
Sarepta Therapeutics, Inc., 1.250%, 09/15/27	76	87,970
		311,809

Commercial Services & Supplies | 1.5%
Sabre GLBL, Inc., 4.000%, 04/15/25	70	75,383

Communications Equipment | 1.0%
Lumentum Holdings, Inc., 0.500%, 06/15/28	66	50,285

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio (continued)

Entertainment | 3.4%
Cinemark Holdings, Inc. 4.500%, 08/15/25	$51	$48,964
Live Nation Entertainment, Inc. 2.000%, 02/15/25	125	123,313
		172,277

Equity Real Estate Investment Trusts (REITs) | 1.5%
Pebblebrook Hotel Trust 1.750%, 12/15/26	90	74,475

Health Care Equipment & Supplies | 5.0%
Dexcom, Inc., 0.250%, 11/15/25	160	174,800
Insulet Corp., 0.375%, 09/01/26	53	75,101
		249,901

Hotels, Restaurants & Leisure | 7.2%
Carnival Corp., 5.750%, 10/01/24	45	50,220
Marriott Vacations Worldwide Corp., 0.000%, 01/15/26	103	100,940
NCL Corp. Ltd. 5.375%, 08/01/25	72	72,972
Royal Caribbean Cruises Ltd. 6.000%, 08/15/25	68	85,748
Vail Resorts, Inc., 0.000%, 01/01/26	54	50,355
		360,235

Independent Power & Renewable Electricity Producers | 1.5%
NextEra Energy Partners LP 0.000%, 11/15/25	74	73,926

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio (continued)

Interactive Media & Services | 1.5%
Snap, Inc., 0.750%, 08/01/26	$88	$74,866

Internet & Direct Marketing Retail | 3.6%
Etsy, Inc., 0.125%, 09/01/27	99	99,248
Wayfair, Inc. 3.250%, 09/15/27	111	85,193
		184,441

IT Services | 8.4%
Akamai Technologies, Inc. 0.375%, 09/01/27	103	99,704
Block, Inc., 0.125%, 03/01/25	105	100,406
Cloudflare, Inc., 0.000%, 08/15/26	91	74,620
MongoDB, Inc., 0.250%, 01/15/26	63	74,104
Okta, Inc. 0.125%, 09/01/25	84	74,214
		423,048

Oil, Gas & Consumable Fuels | 2.0%
Pioneer Natural Resources Co., 0.250%, 05/15/25	43	100,491

Real Estate Management & Development | 1.5%
Zillow Group, Inc., 1.375%, 09/01/26	74	75,295

Road & Rail | 2.0%
Uber Technologies, Inc. 0.000%, 12/15/25	118	99,976

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio (continued)

Semiconductors & Semiconductor Equipment | 8.4%
Enphase Energy, Inc., 0.000%, 03/01/26	$66	$74,679
Microchip Technology, Inc., 0.125%, 11/15/24	93	100,208
ON Semiconductor Corp., 0.000%, 05/01/27	56	74,480
Wolfspeed, Inc., 0.250%, 02/15/28	201	174,267
		423,634

Software | 16.0%
Bill.com Holdings, Inc., 0.000%, 12/01/25	98	100,744
Coupa Software, Inc. 0.125%, 06/15/25	52	50,508
Five9, Inc., 0.500%, 06/01/25	109	100,116
HubSpot, Inc., 0.375%, 06/01/25	61	75,305
Palo Alto Networks, Inc., 0.375%, 06/01/25	119	176,298
Splunk, Inc. 1.125%, 09/15/25	79	74,576
Tyler Technologies, Inc., 0.250%, 03/15/26	80	74,720
Ziff Davis, Inc. 1.750%, 11/01/26	75	75,150
Zscaler, Inc., 0.125%, 07/01/25	71	74,905
		802,322

Total Convertible Corporate Bonds (Cost $3,937,967)		3,952,909

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Fair Value

Lazard US Convertibles Portfolio (concluded)

Preferred Stocks | 17.3%

Auto Components | 1.5%
Aptiv PLC Series A	694	$74,481

Banks | 1.9%
Wells Fargo & Co. Series L	83	98,355

Diversified Financial Services | 3.4%
AMG Capital Trust II	1,426	73,439
Bank of America Corp. Series L	85	98,600
		172,039

Electric Utilities | 4.5%
NextEra Energy, Inc.	3,496	175,464
PG&E Corp.	346	49,907
		225,371

Health Care Equipment & Supplies | 2.5%
Becton Dickinson & Co. Series B	982	49,179
Boston Scientific Corp. Series A	648	74,403
		123,582

Independent Power & Renewable Electricity Producers | 1.5%
AES Corp.	724	73,855

Life Sciences Tools & Services | 2.0%
Danaher Corp. Series B	73	99,028

Total Preferred Stocks (Cost $861,456)		866,711

Total Investments | 96.0% (Cost $4,799,423)		$4,819,620

Cash and Other Assets in Excess of Liabilities | 4.0%		200,370

Net Assets l 100.0%		$5,019,990

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 90.6%

Aerospace & Defense | 0.8%
Howmet Aerospace, Inc., 3.000%, 01/15/29	$1,500	$1,275,000
Triumph Group, Inc., 6.250%, 09/15/24 (#)	500	473,975
		1,748,975

Airlines | 0.5%
United Airlines Pass-Through Trust , Series A, 4.150%, 10/11/25	1,065	1,031,268

Auto Components | 0.6%
Goodyear Tire & Rubber Co.
5.000%, 05/31/26	250	235,865
5.250%, 07/15/31	1,500	1,226,910
		1,462,775

Automobiles | 0.3%
Jaguar Land Rover Automotive PLC, 4.500%, 10/01/27 (#)	1,000	761,806

Building Products | 1.4%
Builders FirstSource, Inc., 4.250%, 02/01/32 (#)	2,000	1,621,456
Griffon Corp., 5.750%, 03/01/28	1,750	1,601,250
		3,222,706

Capital Markets | 1.4%
Icahn Enterprises LP, 6.250%, 05/15/26	1,500	1,441,344
MPT Operating Partnership LP, 3.500%, 03/15/31	500	342,742
MSCI, Inc., 3.250%, 08/15/33 (#)	1,750	1,351,452
		3,135,538

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Chemicals | 3.2%
Ashland LLC, 3.375%, 09/01/31 (#)	$1,500	$1,198,906
Methanex Corp., 5.125%, 10/15/27	1,750	1,623,125
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	825,822
NOVA Chemicals Corp., 4.250%, 05/15/29 (#)	1,750	1,430,625
Valvoline, Inc., 3.625%, 06/15/31 (#)	1,500	1,230,795
WR Grace Holdings LLC, 4.875%, 06/15/27 (#)	1,000	886,130
		7,195,403

Commercial Services & Supplies | 5.6%
ACCO Brands Corp., 4.250%, 03/15/29 (#)	2,000	1,650,000
ADT Security Corp.
4.125%, 06/15/23	500	495,027
4.125%, 08/01/29 (#)	250	212,614
Aramark Services, Inc., 5.000%, 04/01/25 (#)	2,000	1,951,574
Ashtead Capital, Inc., 4.375%, 08/15/27 (#)	1,900	1,775,643
Clean Harbors, Inc., 4.875%, 07/15/27 (#)	2,000	1,895,000
GFL Environmental, Inc., 3.500%, 09/01/28 (#)	1,750	1,538,534
KAR Auction Services, Inc., 5.125%, 06/01/25 (#)	1,800	1,758,492
Prime Security Services Borrower LLC, 3.375%, 08/31/27 (#)	1,500	1,294,777
		12,571,661

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Construction Materials | 0.7%
James Hardie International Finance DAC, 5.000%, 01/15/28 (#)	$1,760	$1,614,800

Consumer Finance | 0.8%
Ford Motor Credit Co. LLC
2.700%, 08/10/26	1,000	868,400
4.125%, 08/17/27	1,000	895,000
		1,763,400

Containers & Packaging | 2.9%
Ardagh Metal Packaging Finance USA LLC, 4.000%, 09/01/29 (#)	1,200	951,033
Ardagh Packaging Finance PLC, 4.125%, 08/15/26 (#)	1,200	1,039,444
Crown Americas LLC, 4.250%, 09/30/26	500	476,790
Graphic Packaging International LLC, 3.500%, 03/15/28 (#)	1,600	1,392,499
Silgan Holdings, Inc., 4.125%, 02/01/28	1,996	1,846,614
Smurfit Kappa Treasury Funding DAC, 7.500%, 11/20/25	750	808,658
		6,515,038

Diversified Consumer Services | 0.8%
Service Corp. International, 4.625%, 12/15/27	2,000	1,868,100

Diversified Financial Services | 1.3%
Level 3 Financing, Inc.
4.250%, 07/01/28 (#)	1,000	787,700
3.625%, 01/15/29 (#)	1,000	732,241
Suburban Propane Partners LP, 5.000%, 06/01/31 (#)	1,750	1,487,469
		3,007,410

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Diversified Telecommunication Services | 2.6%
Connect Finco SARL, 6.750%, 10/01/26 (#)	$1,500	$1,396,710
Hughes Satellite Systems Corp., 5.250%, 08/01/26	2,091	2,005,687
Lumen Technologies, Inc., 4.000%, 02/15/27 (#)	1,100	932,198
Zayo Group Holdings, Inc., 4.000%, 03/01/27 (#)	2,000	1,477,140
		5,811,735

Electric Utilities | 0.5%
NRG Energy, Inc., 3.625%, 02/15/31 (#)	1,500	1,140,296

Electrical Equipment | 1.3%
Rackspace Technology Global, Inc., 3.500%, 02/15/28 (#)	1,000	581,120
Sensata Technologies, Inc.
4.375%, 02/15/30 (#)	1,100	957,555
3.750%, 02/15/31 (#)	250	205,660
Vistra Operations Co. LLC, 4.375%, 05/01/29 (#)	1,500	1,292,425
		3,036,760

Energy Equipment & Services | 0.4%
DCP Midstream Operating LP, 3.250%, 02/15/32	1,050	868,487

Entertainment | 2.2%
Cinemark USA, Inc., 5.250%, 07/15/28 (#)	1,500	1,113,885
Live Nation Entertainment, Inc.
4.875%, 11/01/24 (#)	1,550	1,500,779
3.750%, 01/15/28 (#)	500	426,039
Netflix, Inc., 4.375%, 11/15/26	500	481,250

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

WMG Acquisition Corp., 3.000%, 02/15/31 (#)	$1,800	$1,438,362
		4,960,315

Equity Real Estate Investment Trusts (REITs) | 3.8%
HAT Holdings I LLC, 3.375%, 06/15/26 (#)	1,500	1,303,200
Iron Mountain, Inc.
4.875%, 09/15/29 (#)	500	436,100
4.500%, 02/15/31 (#)	1,250	1,027,425
Park Intermediate Holdings LLC, 4.875%, 05/15/29 (#)	1,500	1,269,750
RHP Hotel Properties LP, 4.500%, 02/15/29 (#)	1,750	1,509,539
VICI Properties LP / VICI Note Co. Inc.
4.500%, 09/01/26 (#)	1,800	1,693,939
4.250%, 12/01/26 (#)	1,500	1,399,386
		8,639,339

Food & Staples Retailing | 2.8%
Albertsons Cos, Inc., 3.500%, 03/15/29 (#)	1,500	1,258,485
Kraft Heinz Foods Co., 4.250%, 03/01/31	2,350	2,196,909
Performance Food Group, Inc., 4.250%, 08/01/29 (#)	1,800	1,559,916
US Foods, Inc., 4.625%, 06/01/30 (#)	1,500	1,320,922
		6,336,232

Food Products | 3.6%
B&G Foods, Inc., 5.250%, 04/01/25	1,500	1,315,362
Darling Ingredients, Inc., 6.000%, 06/15/30 (#)	2,000	1,955,000
Lamb Weston Holdings, Inc., 4.125%, 01/31/30 (#)	2,000	1,766,400

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Post Holdings, Inc., 4.500%, 09/15/31 (#)	$2,000	$1,681,321
TreeHouse Foods, Inc., 4.000%, 09/01/28	1,750	1,487,500
		8,205,583

Gas Utilities | 0.7%
AmeriGas Partners LP, 5.625%, 05/20/24	1,550	1,504,553

Health Care Equipment & Supplies | 1.9%
Avantor Funding, Inc., 3.875%, 11/01/29 (#)	1,500	1,259,625
Hologic, Inc., 4.625%, 02/01/28 (#)	2,000	1,884,590
Medline Borrower LP, 3.875%, 04/01/29 (#)	1,500	1,208,940
		4,353,155

Health Care Providers & Services | 5.2%
Centene Corp., 3.375%, 02/15/30	1,500	1,268,055
Encompass Health Corp., 4.625%, 04/01/31	1,849	1,589,247
HCA, Inc., 3.500%, 09/01/30	2,000	1,724,952
Legacy LifePoint Health LLC, 4.375%, 02/15/27 (#)	1,250	1,057,275
Molina Healthcare, Inc., 3.875%, 05/15/32 (#)	1,750	1,453,269
PRA Health Sciences, Inc., 2.875%, 07/15/26 (#)	200	181,011
Tenet Healthcare Corp.
4.625%, 07/15/24	309	301,354
4.875%, 01/01/26 (#)	1,000	945,643
4.375%, 01/15/30 (#)	1,500	1,298,347
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 01/31/25	1,900	1,889,341
		11,708,494

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Hotels, Restaurants & Leisure | 8.2%
1011778 BC ULC / New Red Finance Inc. 3.875%, 01/15/28 (#)	$2,100	$1,878,546
Boyd Gaming Corp.
4.750%, 12/01/27	850	791,673
4.750%, 06/15/31 (#)	1,250	1,087,500
Brinker International, Inc., 5.000%, 10/01/24 (#)	2,000	1,927,781
Cedar Fair LP, 5.375%, 04/15/27	1,550	1,480,250
Hilton Domestic Operating Co., Inc., 3.625%, 02/15/32 (#)	2,000	1,601,600
International Game Technology PLC, 4.125%, 04/15/26 (#)	1,500	1,398,982
MGM Resorts International, 4.625%, 09/01/26	800	733,379
Six Flags Entertainment Corp., 4.875%, 07/31/24 (#)	1,850	1,781,226
Station Casinos LLC, 4.625%, 12/01/31 (#)	1,750	1,403,803
Travel + Leisure Co., 4.500%, 12/01/29 (#)	1,500	1,222,245
Wynn Las Vegas LLC, 5.500%, 03/01/25 (#)	2,000	1,898,692
Yum! Brands, Inc., 4.625%, 01/31/32	1,500	1,325,890
		18,531,567

Household Durables | 0.7%
Tempur Sealy International, Inc., 4.000%, 04/15/29 (#)	1,750	1,470,280

Household Products | 1.2%
Energizer Holdings, Inc., 4.750%, 06/15/28 (#)	1,200	1,039,924
Spectrum Brands, Inc., 5.750%, 07/15/25	1,800	1,779,632
		2,819,556

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Independent Power & Renewable Electricity Producers | 1.3%
Calpine Corp., 4.500%, 02/15/28 (#)	$1,500	$1,337,967
NextEra Energy Operating Partners LP, 4.500%, 09/15/27 (#)	1,750	1,605,219
		2,943,186

Interactive Media & Services | 0.6%
Ziff Davis, Inc., 4.625%, 10/15/30 (#)	1,500	1,269,270

IT Services | 0.5%
Block, Inc., 3.500%, 06/01/31	1,450	1,156,991

Machinery | 3.3%
Allison Transmission, Inc., 4.750%, 10/01/27 (#)	1,795	1,664,573
Amsted Industries, Inc.
5.625%, 07/01/27 (#)	750	711,495
4.625%, 05/15/30 (#)	1,000	852,500
Mueller Water Products, Inc., 4.000%, 06/15/29 (#)	2,000	1,757,500
Terex Corp., 5.000%, 05/15/29 (#)	1,000	898,750
Vertiv Group Corp., 4.125%, 11/15/28 (#)	1,750	1,487,500
		7,372,318

Media | 10.0%
AMC Networks, Inc., 4.250%, 02/15/29	1,000	623,098
CCO Holdings LLC
5.125%, 05/01/27 (#)	500	466,035
4.750%, 03/01/30 (#)	1,500	1,293,623
Clear Channel Worldwide Holdings, Inc., 5.125%, 08/15/27 (#)	2,000	1,733,000

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

DISH DBS Corp.
5.250%, 12/01/26 (#)	$1,000	$842,335
5.750%, 12/01/28 (#)	750	598,594
GCI LLC, 4.750%, 10/15/28 (#)	250	210,020
Gray Escrow II, Inc., 5.375%, 11/15/31 (#)	1,000	720,650
Lamar Media Corp., 3.625%, 01/15/31	1,500	1,240,091
Nexstar Media, Inc., 5.625%, 07/15/27 (#)	1,500	1,376,036
Outfront Media Capital LLC, 5.000%, 08/15/27 (#)	2,300	2,070,567
Scripps Escrow II, Inc., 3.875%, 01/15/29 (#)	1,500	1,203,750
Sinclair Television Group, Inc.
5.125%, 02/15/27 (#)	1,750	1,427,321
4.125%, 12/01/30 (#)	1,000	749,686
Sirius XM Radio, Inc.
5.000%, 08/01/27 (#)	1,750	1,617,632
3.875%, 09/01/31 (#)	1,000	780,169
TEGNA, Inc., 5.000%, 09/15/29	1,750	1,660,400
Univision Communications, Inc., 5.125%, 02/15/25 (#)	2,000	1,904,780
Videotron Ltd., 5.125%, 04/15/27 (#)	500	472,265
Virgin Media Secured Finance PLC, 4.500%, 08/15/30 (#)	2,000	1,670,850
		22,660,902

Metals & Mining | 1.3%
FMG Resources August 2006 Pty. Ltd., 4.500%, 09/15/27 (#)	1,750	1,614,375
Novelis Corp., 4.750%, 01/30/30 (#)	1,500	1,329,847
		2,944,222

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Mortgage Real Estate Investment Trusts (REITs) | 0.7%
Starwood Property Trust, Inc., 3.625%, 07/15/26 (#)	$1,743	$1,525,125

Oil, Gas & Consumable Fuels | 7.8%
Buckeye Partners LP, 4.500%, 03/01/28 (#)	1,500	1,318,494
Cheniere Energy Partners LP, 3.250%, 01/31/32	1,750	1,390,737
DT Midstream, Inc., 4.375%, 06/15/31 (#)	1,350	1,132,515
EQT Corp., 3.625%, 05/15/31 (#)	1,750	1,483,013
Hess Midstream Operations LP, 4.250%, 02/15/30 (#)	1,850	1,581,604
Holly Energy Partners LP, 5.000%, 02/01/28 (#)	1,000	910,506
Murphy Oil Corp., 5.875%, 12/01/27	500	481,145
Occidental Petroleum Corp., 3.400%, 04/15/26	1,750	1,637,597
Range Resources Corp., 4.750%, 02/15/30 (#)	1,750	1,541,938
Southwestern Energy Co.
5.700%, 01/23/25	1,800	1,768,497
4.750%, 02/01/32	250	213,648
Sunoco LP / Sunoco Finance Corp., 4.500%, 04/30/30	2,000	1,736,100
Tallgrass Energy Partners LP, 5.500%, 01/15/28 (#)	1,250	1,108,550
Targa Resources Partners LP, 4.000%, 01/15/32	1,500	1,262,085
		17,566,429

Software | 1.7%
Clarivate Science Holdings Corp., 3.875%, 07/01/28 (#)	1,200	1,039,675

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Crowdstrike Holdings, Inc., 3.000%, 02/15/29	$1,500	$1,265,647
NCR Corp.
5.750%, 09/01/27 (#)	1,000	956,925
5.125%, 04/15/29 (#)	750	627,243
		3,889,490

Specialty Retail | 1.7%
Asbury Automotive Group, Inc.
4.500%, 03/01/28	987	868,955
5.000%, 02/15/32 (#)	750	617,025
Group 1 Automotive, Inc., 4.000%, 08/15/28 (#)	1,000	846,430
Penske Automotive Group, Inc., 3.750%, 06/15/29	1,750	1,420,377
		3,752,787

Technology Hardware, Storage & Peripherals | 1.6%
Seagate HDD Cayman, 4.091%, 06/01/29	2,083	1,726,286
Western Digital Corp., 4.750%, 02/15/26	2,000	1,883,440
		3,609,726

Textiles, Apparel & Luxury Goods | 0.7%
Hanesbrands, Inc., 4.625%, 05/15/24 (#)	1,750	1,694,923

Trading Companies & Distributors | 3.0%
American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/28 (#)	1,100	981,420
Avis Budget Car Rental LLC, 5.750%, 07/15/27 (#)	1,500	1,360,500
Herc Holdings, Inc., 5.500%, 07/15/27 (#)	1,500	1,399,125
Standard Industries, Inc., 3.375%, 01/15/31 (#)	2,000	1,505,007

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (concluded)

United Rentals North America, Inc.
5.500%, 05/15/27	$500	$493,600
3.875%, 11/15/27	1,100	1,018,039
		6,757,691

Wireless Telecommunication Services | 1.0%
Sprint Corp, 7.125%, 06/15/24	500	509,770
T-Mobile USA, Inc., 3.500%, 04/15/31	2,000	1,727,599
		2,237,369

Total Corporate Bonds (Cost $233,164,016)		204,665,661

Description	Shares	Fair Value

Short-Term Investments | 6.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $14,660,321)	14,660,321	$14,660,321

Total Investments | 97.1% (Cost $247,824,337)		$219,325,982

Cash and Other Assets in Excess of Liabilities | 2.9%		6,493,484

Net Assets | 100.0%		$225,819,466

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Corporate Bonds | 13.2%

Banks | 4.5%
Bank of America Corp., 3.300%, 01/11/23	$2,650	$2,649,093

Capital Markets | 2.8%
Goldman Sachs Group, Inc., 4.000%, 03/03/24	1,650	1,629,134

Consumer Finance | 3.3%
American Express Co., 2.500%, 07/30/24	1,975	1,899,386

Internet & Direct Marketing Retail | 2.6%
eBay, Inc., 2.750%, 01/30/23	1,545	1,542,453

Total Corporate Bonds (Cost $7,848,098)		7,720,066

U.S. Treasury Securities | 86.1%
U.S. Treasury Notes:
0.875%, 01/31/24	12,735	12,219,133
1.500%, 02/29/24	8,070	7,778,724
2.250%, 03/31/24	13,965	13,549,323
2.500%, 04/30/24	795	772,392
3.000%, 06/30/24	3,420	3,338,107
3.250%, 08/31/24	4,890	4,787,998
4.375%, 10/31/24	8,005	7,982,173

Total U.S. Treasury Securities (Cost $51,564,696)		50,427,850

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Description	Shares	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Short-Term Investments | 0.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $134,985)	134,985	$134,985

Total Investments | 99.5% (Cost $59,547,779)		$58,282,901

Cash and Other Assets in Excess of Liabilities | 0.5%		307,602

Net Assets | 100.0%		$58,590,503

The accompanying notes are an integral part of these financial statements.

Annual Report  63

The Lazard Funds, Inc. Notes to Portfolios of Investments
December 31, 2021

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2022.
(¶)	Date shown is the next perpetual call date.
(Ø)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2022 which may step up at a future date.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2022, these securities amounted to the percentage of net assets for each Portfolio as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Debt	2.6%
Global Fixed Income	1.7%
U.S. Corporate Income	62.4%

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

CDOR	— Canadian Dollar Offered Rate
CMT	— Constant Maturity Treasury
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average
LIBOR	— London Interbank Offered Rate
PRIBOR	— Prague Interbank Offered Rate
WIBOR	— Warsaw Interbank Offered Rate

Currency Abbreviations:

AUD	— Australian Dollar	KRW	— South Korean Won
BRL	— Brazilian Real	MXN	— Mexican New Peso
CAD	— Canadian Dollar	MYR	— Malaysian Ringgit
CHF	— Swiss Franc	NOK	— Norwegian Krone
CLP	— Chilean Peso	NZD	— New Zealand Dollar
CNH	— Chinese Yuan Renminbi	PEN	— Peruvian Nuevo Sol
CNY	— Chinese Yuan	PLN	— Polish Zloty
COP	— Colombian Peso	RON	— New Romanian Leu
CZK	— Czech Koruna	SEK	— Swedish Krona
DKK	— Danish Krone	SGD	— Singapore Dollar
EUR	— Euro	THB	— Thai Baht
GBP	— British Pound Sterling	USD	— United States Dollar
HUF	— Hungarian Forint	UYU	— Uruguyan Peso
IDR	— Indonesian Rupiah	ZAR	— South African Rand
JPY	— Japanese Yen

Counterparty Abbreviations:
BOA	— Bank of America N.A.	MSC	— Morgan Stanley & Co.
BRC	— Barclays Bank PLC	SCB	— Standard Chartered Bank
CIT	— Citibank N.A.	SSB	— State Street Bank & Trust Co.
HSB	— HSBC Bank USA N.A.	UBS	— UBS AG
JPM	— JPMorgan Chase Bank N.A.

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolios previously presented by country:

Industry†	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio

Corporate & Quasi Government Bonds
Automobiles	—%	2.2%
Banks	2.6	10.6
Beverages	—	0.6
Biotechnology	—	0.5
Building Products	—	1.2
Capital Markets	—	2.1
Commercial Services & Suppliers	—	0.6
Consumer Finance	—	1.0
Containers & Packaging	—	0.6
Diversified Consumer Services	—	0.7
Diversified Telecommunication Services	—	1.7
Electronic Equipment, Instruments & Components	—	0.4
Equity Real Estate Investment Trusts (REITs)	—	1.8
Food & Staples Retailing	—	2.3
Hotels, Restaurants & Leisure	—	1.7
Household Products	—	0.9
Interactive Media & Services	—	0.6
Internet & Direct Marketing Retail	—	0.6
IT Services	—	0.5
Machinery	—	1.9
Oil, Gas & Consumable Fuels	2.5	—
Pharmaceuticals	—	0.6
Real Estate Management & Development	0.8	—
Software	—	1.0
Specialty Retail	—	0.5
Technology Hardware, Storage & Peripherals	—	2.1
Trading Companies & Distributors	—	0.7
Subtotal	5.9	37.4
Foreign Government Obligations	82.5	45.9
Supranational Bonds	0.1	10.4
Sovereign Bonds	2.5	—
U.S. Municipal Bonds	—	1.9
U.S. Treasury Securities	5.0	3.3
Short-Term Investments	2.0	—
Total Investments	98.0%	98.9%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  65

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2022	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio
ASSETS
Investments in securities, at fair value	$14,331,702	$4,204,423
Cash	—	111
Foreign currency, at fair value	33,640	15
Receivables for:
Capital stock sold	—	—
Dividends and interest	295,765	46,274
Investments sold	—	453,153
Amount due from Investment Manager (Note 3)	782	9,124
Deferred offering costs (Note 2(i))	—	—
Gross unrealized appreciation on forward currency contracts	113,477	139,470
Total assets	14,775,366	4,852,570

LIABILITIES
Payables for:
Management fees	—	—
Accrued professional services	33,170	27,644
Accrued shareholders’ reports	2,195	1,653
Accrued distribution fees	68	9
Accrued directors’ fees	27	24
Offering costs (Note 2(i))	—	—
Capital stock redeemed	3,595	126
Dividends	5,358	—
Investments purchased	—	—
Gross unrealized depreciation on forward currency contracts	88,531	91,815
Line of credit outstanding	—	473,000
Other accrued expenses and payables	14,081	8,353
Total liabilities	147,025	602,624
Net assets	$14,628,341	$4,249,946

NET ASSETS
Paid in capital	$59,339,937	$5,684,058
Distributable earnings (Accumulated loss)	(44,711,596)	(1,434,112)
Net assets	$14,628,341	$4,249,946

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Lazard US Convertibles Portfolio	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$4,819,620	$219,325,982	$58,282,901
—	—	—
—	—	—

5,000,000	3,667,756	—
10,846	3,043,019	438,813
—	—	—
23,731	—	22,454
121,035	—	—

—	—	—
9,975,232	226,036,757	58,744,168

—	73,485	—
22,582	31,195	27,103
27	11,537	4,111
1	482	—
27	118	47
121,733	—	—
—	48,119	114,473
—	22,475	221
4,810,269	—	—

—	—	—
—	—	—
603	29,880	7,710
4,955,242	217,291	153,665
$5,019,990	$225,819,466	$58,590,503

$4,999,793	$268,325,745	$61,745,046
20,197	(42,506,279)	(3,154,543)
$5,019,990	$225,819,466	$58,590,503

Annual Report  67

December 31, 2022	Lazard Emerging Markets Debt Portfolio		Lazard Global Fixed Income Portfolio
Institutional Shares
Net assets	$14,400,386		$4,214,489
Shares of capital stock outstanding*	1,261,203		614,291
Net asset value, offering and redemption price per share	$11.42		$6.86

Open Shares
Net assets	$226,999		$35,457
Shares of capital stock outstanding*	19,678		5,151
Net asset value, offering and redemption price per share	$11.54		$6.88

R6 Shares
Net assets	$956		—
Shares of capital stock outstanding*	78	†	—
Net asset value, offering and redemption price per share*	$12.24		—

Cost of investments in securities	$15,875,968		$5,069,866
Cost of foreign currency	$35,947		$14

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
†	Shares values are rounded for presentation purposes.

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Lazard US Convertibles Portfolio	Lazard US Corporate Income Portfolio		Lazard US Short Duration Fixed Income Portfolio

$4,919,592	$222,883,758		$58,573,898
490,000	13,164,575		6,203,400

$10.04	$16.93		$9.44

$100,398	$2,934,592		$16,605
10,000	172,536		1,757

$10.04	$17.01		$9.45

—	$1,116		—
—	66	†	—

—	$16.99		—

$4,799,423	$247,824,337		$59,547,779
$—	$—		$—

Annual Report  69

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2022	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio
Investment Income (Loss)
Income
Interest	$941,250	$157,457
Dividends	16	—
Total investment income*	941,266	157,457
Expenses
Management fees (Note 3)	113,125	29,970
Custodian fees	84,225	45,162
Professional services	55,736	44,908
Administration fees	22,375	19,225
Registration fees	26,200	41,146
Shareholders’ reports	10,650	8,870
Shareholders’ services	10,701	9,315
Directors’ fees and expenses	6,093	5,447
Distribution fees (Open Shares)	817	92
Shareholders’ meeting	—	—
Amortization of offering costs (Note 2(i))	—	—
Organization expenses (Note 2(i))	—	—
Other^	1,958	2,100
Total gross expenses	331,880	206,235
Management fees waived and expenses reimbursed	(193,674)	(163,999)
Total net expenses	138,206	42,236
Net investment income (loss)	803,060	115,221
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(3,907,995)	(708,810)
Foreign currency transactions	(47,771)	2,514
Forward currency contracts	(117,069)	(208,234)
Futures contracts	(7,925)	—
Swap agreements	(9,156)	—
Total net realized gain (loss)	(4,089,916)	(914,530)
Net change in unrealized appreciation (depreciation) on:
Investments†	(156,302)	(547,212)
Foreign currency translations	7,775	574
Forward currency contracts	48,865	11,388
Total net change in unrealized appreciation (depreciation)	(99,662)	(535,250)
Net realized and unrealized gain (loss)	(4,189,578)	(1,449,780)
Net increase (decrease) in net assets resulting from operations	$(3,386,518)	$(1,334,559)
* Net of foreign withholding taxes of	$7,102	$830
** Net of foreign capital gains taxes of	$214	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$1,142	$—
^ Includes interest on line of credit of	$34	$127

(a)	From the Portfolio’s commencement of operations on December 30, 2022.

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard US Convertibles Portfolio (a)	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$—	$11,591,163	$1,148,469
—	402,673	—
—	11,993,836	1,148,469

164	1,431,084	171,008
229	114,563	37,652
22,582	60,521	46,400
141	53,905	27,949
44	50,893	23,179
27	38,114	15,996
167	22,240	12,306
—	22,029	9,449
1	7,936	56
27	—	—
698	—	—
22	—	—
—	26,235	8,507
24,102	1,827,520	352,502
(23,895)	(385,963)	(78,565)
207	1,441,557	273,937
(207)	10,552,279	874,532

—	(5,353,386)	(1,716,118)
—	—	—
—	—	—
—	—	—
—	—	—
—	(5,353,386)	(1,716,118)

20,197	(34,694,517)	(1,143,722)
—	—	—
—	—	—
20,197	(34,694,517)	(1,143,722)
20,197	(40,047,903)	(2,859,840)

$19,990	$(29,495,624)	$(1,985,308)
$—	$—	$—
$—	$—	$—

$—	$—	$—
$—	$—	$239

Annual Report  71

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Debt Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$803,060	$822,719
Net realized gain (loss)	(4,089,916)	(218,170)
Net change in unrealized appreciation (depreciation)	(99,662)	(1,907,964)
Net increase (decrease) in net assets resulting from operations	(3,386,518)	(1,303,415)

Distributions to shareholders (Note 2(h))
Net investment income and net realized gains
Institutional Shares	(370,469)	(266,178)
Open Shares	(7,351)	(4,732)
R6 Shares	(23)	(16)
Return of capital
Institutional Shares	(422,947)	(533,368)
Open Shares	(8,392)	(9,482)
R6 Shares	(26)	(33)
Net decrease in net assets resulting from distributions	(809,208)	(813,809)

Capital stock transactions
Net proceeds from sales
Institutional Shares	229,792	2,366,868
Open Shares	19,210	24,820
Net proceeds from reinvestment of distributions
Institutional Shares	740,808	766,007
Open Shares	13,625	12,197
R6 Shares	49	49
Cost of shares redeemed
Institutional Shares	(2,369,045)	(3,023,406)
Open Shares	(106,447)	(11,890)
Net increase (decrease) in net assets from capital stock transactions	(1,472,008)	134,645
Total increase (decrease) in net assets	(5,667,734)	(1,982,579)
Net assets at beginning of period	20,296,075	22,278,654
Net assets at end of period	$14,628,341	$20,296,075

(a) The Portfolio commenced operations on December 30, 2022.

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard		Lazard US
Global Fixed Income Portfolio		Convertibles Portfolio
Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,
2022	2021	2022 (a)

$115,221	$126,182	$(207)
(914,530)	(14,110)	—
(535,250)	(835,078)	20,197

(1,334,559)	(723,006)	19,990

—	(368,209)	—
—	(1,362)	—
—	—	—

(116,000)	—	—
(633)	—	—
—	—	—

(116,633)	(369,571)	—

124,021	2,233,371	4,900,000
10,802	54,481	100,000

115,939	368,163	—
633	1,362	—
—	—	—

(3,055,335)	(2,539,178)	—
(450)	(66,257)	—

(2,804,390)	51,942	5,000,000
(4,255,582)	(1,040,635)	5,019,990
8,505,528	9,546,163	—
$4,249,946	$8,505,528	$5,019,990

Annual Report  73

	Lazard Emerging Markets Debt Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	1,370,241	1,364,341
Shares sold	17,782	153,783
Shares issued to shareholders from reinvestment of distributions	62,393	50,324
Shares redeemed	(189,213)	(198,207)
Net increase (decrease)	(109,038)	5,900
Shares outstanding at end of period	1,261,203	1,370,241

Open Shares
Shares outstanding at beginning of period	26,157	24,524
Shares sold	1,547	1,610
Shares issued to shareholders from reinvestment of distributions	1,138	793
Shares redeemed	(9,164)	(770)
Net increase (decrease)	(6,479)	1,633
Shares outstanding at end of period	19,678	26,157

R6 Shares
Shares outstanding at beginning of period	74	71
Shares issued to shareholders from reinvestment of distributions	4	3
Net increase (decrease)	4	3
Shares outstanding at end of period	78	74

(a) The Portfolio commenced operations on December 30, 2022.

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Lazard		Lazard US
Global Fixed Income Portfolio		Convertibles Portfolio
Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,
2022	2021	2022 (a)

999,178	989,793	—
16,335	245,212	490,000

16,077	41,364	—
(417,299)	(277,191)	—
(384,887)	9,385	490,000
614,291	999,178	490,000

3,828	5,032	—
1,296	5,704	10,000

88	153	—
(61)	(7,061)	—
1,323	(1,204)	10,000
5,151	3,828	10,000

—	—	—

—	—	—
—	—	—
—	—	—

Annual Report  75

	Lazard US
	Corporate Income Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,552,279	$11,005,178
Net realized gain (loss)	(5,353,386)	719,953
Net change in unrealized appreciation (depreciation)	(34,694,517)	(3,278,734)
Net increase (decrease) in net assets resulting from operations	(29,495,624)	8,446,397
Distributions to shareholders (Note 2(h))
Net investment income and net realized gains
Institutional Shares	(10,508,568)	(11,000,996)
Open Shares	(122,060)	(127,773)
R6 Shares	(48)	(45)
Net decrease in net assets resulting from distributions	(10,630,676)	(11,128,814)
Capital stock transactions
Net proceeds from sales
Institutional Shares	22,312,710	29,161,114
Open Shares	2,265,403	279,336
Net proceeds from reinvestment of distributions
Institutional Shares	10,233,107	10,709,114
Open Shares	105,656	104,457
R6 Shares	48	45
Cost of shares redeemed
Institutional Shares	(69,521,576)	(36,335,702)
Open Shares	(2,392,556)	(662,564)
Net increase (decrease) in net assets from capital stock transactions	(36,997,208)	3,255,800
Total increase (decrease) in net assets	(77,123,508)	573,383
Net assets at beginning of period	302,942,974	302,369,591
Net assets at end of period	$225,819,466	$302,942,974

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Lazard US Short Duration Fixed Income Portfolio
Year Ended	Year Ended
December 31,	December 31,
2022	2021

$874,532	$183,895
(1,716,118)	228,109
(1,143,722)	(745,938)

(1,985,308)	(333,934)

(876,024)	(183,904)
(180)	(29)
—	—

(876,204)	(183,933)

1,477,636	6,528,316
3,020	4,339

834,132	167,563
179	27
—	—

(20,124,194)	(14,676,561)
(8,361)	(11,122)

(17,817,588)	(7,987,438)
(20,679,100)	(8,505,305)
79,269,603	87,774,908
$58,590,503	$79,269,603

Annual Report  77

	Lazard US
	Corporate Income Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	15,258,202	15,080,446
Shares sold	1,268,115	1,480,230
Shares issued to shareholders from reinvestment of distributions	581,324	544,180
Shares redeemed	(3,943,066)	(1,846,654)
Net increase (decrease)	(2,093,627)	177,756
Shares outstanding at end of period	13,164,575	15,258,202
Open Shares
Shares outstanding at beginning of period	173,575	187,617
Shares sold	127,720	14,131
Shares issued to shareholders from reinvestment of distributions	5,993	5,283
Shares redeemed	(134,752)	(33,456)
Net increase (decrease)	(1,039)	(14,042)
Shares outstanding at end of period	172,536	173,575
R6 Shares
Shares outstanding at beginning of period	63	61
Shares issued to shareholders from reinvestment of distributions	3	2
Net increase (decrease)	3	2
Shares outstanding at end of period	66	63

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Lazard US Short
Duration Fixed Income Portfolio
Year Ended	Year Ended
December 31,	December 31,
2022	2021

8,058,991	8,867,736
152,656	661,464

87,541	16,960
(2,095,788)	(1,487,169)
(1,855,591)	(808,745)
6,203,400	8,058,991

2,279	2,964
314	439

19	3
(855)	(1,127)
(522)	(685)
1,757	2,279

—	—

—	—
—	—
—	—

Annual Report  79

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *
Institutional Shares
Net asset value, beginning of period	$14.53	$16.04	$16.10	$14.72	$16.86
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.60	0.59	0.64	0.80	0.92
Net realized and unrealized gain (loss)	(3.10)	(1.51)	(0.18)	1.36	(2.14)

Total from investment operations	(2.50)	(0.92)	0.46	2.16	(1.22)
Less distributions from:
Net investment income	(0.29)	(0.20)	—	(0.38)	(0.44)
Return of capital	(0.32)	(0.39)	(0.52)	(0.40)	(0.48)

Total distributions	(0.61)	(0.59)	(0.52)	(0.78)	(0.92)

Net asset value, end of period	$11.42	$14.53	$16.04	$16.10	$14.72

Total Return (b)	–17.27%	–5.86%	3.19%	15.03%	–7.45%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,400	$19,911	$21,880	$90,858	$143,015
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.92%	0.98%	0.93%
Gross expenses	2.01%	1.83%	1.57%	1.08%	0.93%
Net investment income (loss)	4.97%	3.88%	4.24%	5.15%	5.78%
Portfolio turnover rate	110%	81%	133%	106%	97%

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *
Open Shares
Net asset value, beginning of period	$14.68	$16.21	$16.26	$14.86	$17.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.59	0.57	0.61	0.78	0.94
Net realized and unrealized gain (loss)	(3.14)	(1.54)	(0.15)	1.38	(2.20)

Total from investment operations	(2.55)	(0.97)	0.46	2.16	(1.26)
Less distributions from:
Net investment income	(0.28)	(0.19)	—	(0.38)	(0.40)
Return of capital	(0.31)	(0.37)	(0.51)	(0.38)	(0.48)

Total distributions	(0.59)	(0.56)	(0.51)	(0.76)	(0.88)

Net asset value, end of period	$11.54	$14.68	$16.21	$16.26	$14.86

Total Return (b)	–17.42%	–6.07%	3.11%	14.85%	–7.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$227	$384	$397	$532	$670
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.02%	1.18%	1.20%
Gross expenses	3.24%	2.84%	2.59%	2.91%	1.62%
Net investment income (loss)	4.78%	3.68%	4.05%	4.91%	5.49%
Portfolio turnover rate	110%	81%	133%	106%	97%

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *
R6 Shares
Net asset value, beginning of period	$15.56	$17.19	$17.28	$15.76	$17.76
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.66	0.67	0.41	0.86	0.96
Net realized and unrealized gain (loss)	(3.34)	(1.63)	0.09	1.50	(2.24)

Total from investment operations	(2.68)	(0.96)	0.50	2.36	(1.28)
Less distributions from:
Net investment income	(0.30)	(0.22)	—	(0.40)	(0.22)
Return of capital	(0.34)	(0.45)	(0.59)	(0.44)	(0.50)

Total distributions	(0.64)	(0.67)	(0.59)	(0.84)	(0.72)

Net asset value, end of period	$12.24	$15.56	$17.19	$17.28	$15.76

Total Return (b)	–17.27%	–5.67%	3.30%	15.22%	–7.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1	$1	$1	$99,952
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.86%	0.93%	0.90%
Gross expenses	286.96%	245.32%	265.72%	1.09%	0.94%
Net investment income (loss)	5.08%	4.06%	2.60%	5.18%	5.97%
Portfolio turnover rate	110%	81%	133%	106%	97%

*	On November 17, 2020, the portfolio effected a 1:2 reverse share split. All per share data prior to November 17, 2020 has been adjusted to reflect the reverse share split.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

82  Annual Report

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$8.48	$9.60	$9.08	$8.65	$9.04
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.12	0.14	0.19	0.20
Net realized and unrealized gain (loss)	(1.62)	(0.87)	0.72	0.43	(0.38)

Total from investment operations	(1.48)	(0.75)	0.86	0.62	(0.18)
Less distributions from:
Net investment income	—	(0.26)	(0.15)	(0.06)	(0.10)
Net realized gains	—	(0.11)	(0.19)	—	—
Return of capital	(0.14)	—	—	(0.13)	(0.11)

Total distributions	(0.14)	(0.37)	(0.34)	(0.19)	(0.21)

Net asset value, end of period	$6.86	$8.48	$9.60	$9.08	$8.65

Total Return (b)	–17.45%	–7.95%	9.51%	7.25%	–2.06%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,214	$8,473	$9,498	$6,456	$5,495
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	3.36%	2.34%	2.73%	3.51%	3.61%
Net investment income (loss)	1.92%	1.38%	1.53%	2.14%	2.33%
Portfolio turnover rate	32%	59%	65%	65%	60%

The accompanying notes are an integral part of these financial statements.

Annual Report  83

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$8.51	$9.60	$9.08	$8.65	$9.04
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.10	0.12	0.17	0.18
Net realized and unrealized gain (loss)	(1.63)	(0.87)	0.71	0.43	(0.39)

Total from investment operations	(1.50)	(0.77)	0.83	0.60	(0.21)
Less distributions from:
Net investment income	—	(0.21)	(0.12)	(0.06)	(0.08)
Net realized gains	—	(0.11)	(0.19)	—	—
Return of capital	(0.13)	—	—	(0.11)	(0.10)

Total distributions	(0.13)	(0.32)	(0.31)	(0.17)	(0.18)

Net asset value, end of period	$6.88	$8.51	$9.60	$9.08	$8.65

Total Return (b)	–17.73%	–8.13%	9.23%	6.98%	–2.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$35	$33	$48	$59	$33
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.98%
Gross expenses	15.80%	12.84%	10.32%	27.52%	38.42%
Net investment income (loss)	1.72%	1.12%	1.31%	1.88%	2.08%
Portfolio turnover rate	32%	59%	65%	65%	60%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

84  Annual Report

LAZARD US CONVERTIBLES PORTFOLIO

Selected data for a
share of capital stock outstanding throughout each period	For the period 12/30/22* to 12/31/22
Institutional Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	— (d)
Net realized and unrealized gain (loss)	0.04
Total from investment operations	0.04
Net asset value, end of period	$10.04
Total Return (b)	0.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,920
Ratios to average net assets (c):
Net expenses	0.75%
Gross expenses	3.08%
Net investment income (loss)	–0.75%
Portfolio turnover rate	0%

Open Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	— (d)
Net realized and unrealized gain (loss)	0.04
Total from investment operations	0.04
Net asset value, end of period	$10.04
Total Return (b)	0.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100
Ratios to average net assets (c):
Net expenses	1.00%
Gross expenses	18.24%
Net investment income (loss)	–1.00%
Portfolio turnover rate	0%

*	The Portfolio commenced operations on December 30, 2022.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  85

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *
Institutional Shares
Net asset value, beginning of period	$19.63	$19.80	$19.68	$18.16	$19.56
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.72	0.72	0.80	0.88	0.88
Net realized and unrealized gain (loss)	(2.69)	(0.17)	0.13	1.52	(1.40)

Total from investment operations	(1.97)	0.55	0.93	2.40	(0.52)
Less distributions from:
Net investment income	(0.73)	(0.72)	(0.81)	(0.88)	(0.88)

Total distributions	(0.73)	(0.72)	(0.81)	(0.88)	(0.88)

Net asset value, end of period	$16.93	$19.63	$19.80	$19.68	$18.16

Total Return (b)	–10.11%	2.86%	4.96%	13.34%	–2.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$222,884	$299,518	$298,636	$297,219	$308,285
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.70%	0.66%	0.67%	0.67%	0.64%
Net investment income (loss)	4.06%	3.64%	4.17%	4.47%	4.65%
Portfolio turnover rate	7%	30%	26%	21%	16%

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20 *	12/31/19 *	12/31/18 *
Open Shares
Net asset value, beginning of period	$19.72	$19.90	$19.76	$18.28	$19.64
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.68	0.67	0.75	0.80	0.84
Net realized and unrealized gain (loss)	(2.70)	(0.17)	0.15	1.48	(1.36)

Total from investment operations	(2.02)	0.50	0.90	2.28	(0.52)
Less distributions from:
Net investment income	(0.69)	(0.68)	(0.76)	(0.80)	(0.84)

Total distributions	(0.69)	(0.68)	(0.76)	(0.80)	(0.84)

Net asset value, end of period	$17.01	$19.72	$19.90	$19.76	$18.28

Total Return (b)	–10.32%	2.55%	4.80%	12.74%	–2.78%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,935	$3,423	$3,733	$4,170	$4,314
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.80%	0.83%	0.85%
Gross expenses	1.06%	1.00%	1.03%	1.19%	1.11%
Net investment income (loss)	3.81%	3.39%	3.94%	4.18%	4.34%
Portfolio turnover rate	7%	30%	26%	21%	16%

The accompanying notes are an integral part of these financial statements.

Annual Report  87

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20 *	12/31/19 *	12/31/18	*
R6 Shares
Net asset value, beginning of period	$19.69	$19.88	$19.76	$18.68	$19.56
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.77	0.73	0.81	0.92	0.92
Net realized and unrealized gain (loss)	(2.72)	(0.18)	0.11	1.04	(1.40)

Total from investment operations	(1.95)	0.55	0.92	1.96	(0.48)
Less distributions from:
Net investment income	(0.75)	(0.74)	(0.80)	(0.88)	(0.40)

Total distributions	(0.75)	(0.74)	(0.80)	(0.88)	(0.40)

Net asset value, end of period	$16.99	$19.69	$19.88	$19.76	$18.68

Total Return (b)	–9.98%	2.80%	4.89%	10.67%	–2.43	%(c)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1	$1	$1	$1
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	241.56%	231.95%	256.05%	858.55%	4.62%
Net investment income (loss)	4.30%	3.66%	4.22%	4.55%	4.61%
Portfolio turnover rate	7%	30%	26%	21%	16%

*	On November 17, 2020, the Portfolio effected a 1:4 reverse share split. All per share data prior to November 17, 2020 has been adjusted to reflect the reverse share split.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.62% impact on the total return of the Portfolio’s R6 Shares.

The accompanying notes are an integral part of these financial statements.

88  Annual Report

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$9.83	$9.89	$9.77	$9.70	$9.79
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.02	0.12	0.21	0.19
Net realized and unrealized gain (loss)	(0.38)	(0.06)	0.12	0.07	(0.09)

Total from investment operations	(0.26)	(0.04)	0.24	0.28	0.10
Less distributions from:
Net investment income	(0.13)	(0.02)	(0.12)	(0.20)	(0.17)
Return of capital	—	—	—	(0.01)	(0.02)

Total distributions	(0.13)	(0.02)	(0.12)	(0.21)	(0.19)

Net asset value, end of period	$9.44	$9.83	$9.89	$9.77	$9.70

Total Return (b)	–2.68%	–0.39%	2.46%	2.93%	1.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$58,574	$79,247	$87,746	$96,096	$116,276
Ratios to average net assets:
Net expenses	0.40%	0.36%	0.40%	0.40%	0.40%
Gross expenses	0.51%	0.48%	0.47%	0.45%	0.43%
Net investment income (loss)	1.28%	0.22%	1.21%	2.18%	2.00%
Portfolio turnover rate	135%	100%	97%	175%	170%

The accompanying notes are an integral part of these financial statements.

Annual Report  89

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$9.84	$9.90	$9.78	$9.71	$9.79
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.01	0.09	0.19	0.16
Net realized and unrealized gain (loss)	(0.38)	(0.06)	0.12	0.06	(0.08)

Total from investment operations	(0.28)	(0.05)	0.21	0.25	0.08
Less distributions from:
Net investment income	(0.11)	(0.01)	(0.09)	(0.17)	(0.14)
Return of capital	—	—	—	(0.01)	(0.02)

Total distributions	(0.11)	(0.01)	(0.09)	(0.18)	(0.16)

Net asset value, end of period	$9.45	$9.84	$9.90	$9.78	$9.71

Total Return (b)	–2.89%	–0.50%	2.20%	2.64%	0.88%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17	$22	$29	$16	$37
Ratios to average net assets :
Net expenses	0.62%	0.48%	0.65%	0.69%	0.70%
Gross expenses	28.11%	18.10%	14.74%	51.53%	38.00%
Net investment income (loss)	1.06%	0.12%	0.96%	1.91%	1.68%
Portfolio turnover rate	135%	100%	97%	175%	170%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

90  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2022

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2022, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Emerging Markets Debt Portfolio (“Emerging Markets Debt”), the Lazard Global Fixed Income Portfolio (“Global Fixed Income”), the Lazard US Convertibles Portfolio (“US Convertibles,” which commenced operations on December 30, 2022), the Lazard US Corporate Income Portfolio (“US Corporate Income”), and the Lazard US Short Duration Fixed Income Portfolio (“US Short Duration Fixed Income”). The financial statements of the other twenty-five Portfolios are presented separately.

The Portfolios, other than the Emerging Markets Debt Portfolio, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which

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considers such factors as other security prices, yields and maturities. Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange-traded funds, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. Over the counter swap agreements are valued by an independent pricing service and centrally cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities in non-US countries, may not trade on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

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The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

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The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2022, the Emerging Markets Debt and Global Fixed Income Portfolios traded in forward currency contracts.

(d) Futures Contracts—Futures contracts are purchased or sold to gain exposure to, or manage exposure from, changes in the value of equity securities or foreign currencies and changes in interest rates.

Futures contracts are exchange-traded agreements between a Portfolio and a counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an

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amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash collateral pledged for futures contracts in the Statement of Assets and Liabilities.

Securities may be deposited as initial margin. If applicable, any cash deposited and held on margin is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as receivables (or payables) for variation margin on open futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount of the contract at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

During the year ended December 31, 2022, the Emerging Markets Debt Portfolio traded in futures contracts, but there were no open futures contracts at year end.

(e) Options Transactions—Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. When a Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Portfolio writes a put option, cash

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is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash collateral in the Statement of Assets and Liabilities. If a Portfolio writes an option, it bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk of loss is unlimited for uncovered written call options. For uncovered written put options, the risk of loss is limited to the difference between the strike price of the option and the premiums received upon writing the option.

During the year ended December 31, 2022, none of the Portfolios traded in options transactions.

(f) Swap Agreements—Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets. The change in value, if any, on swap agreements is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying

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Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

Upon entering into a centrally cleared swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash collateral for swaps in the Statement of Assets and Liabilities. On these transactions, the Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

During the year ended December 31, 2022, the Emerging Markets Debt Portfolio traded in swap agreements, but there were no open swap agreements at year end.

(g) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2022, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term
Emerging Markets Debt	$20,844,723	$22,046,235
Global Fixed Income	190,930	340,295
US Corporate Income	4,578,308	9,291,225
US Short Duration Fixed Income	1,739,599	135,475

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Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2022, the following Portfolios elected to defer such losses as follows:

	Post-October	Late-Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral
Emerging Markets Debt	$—	$8,641

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)
Emerging Markets Debt	$16,129,902	$150,173	$1,948,373	$(1,798,200)
Global Fixed Income	5,100,896	4,271	900,744	(896,473)
US Convertibles Portfolio	4,799,423	23,990	3,793	20,197
US Corporate Income	247,974,464	191,579	28,840,061	(28,648,482)
US Short Duration Fixed Income	59,551,348	—	1,268,447	(1,268,447)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(h) Dividends and Distributions—For each Portfolio, income dividends are normally declared each business day and paid monthly. During any particular year, net realized gains from

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investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, distribution redesignations, certain fixed-income securities and expenses, derivatives, wash sales, return of capital distributions, net operating losses, currency straddles and paydown gain/loss.

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

		Distributable
		Earnings
Portfolio	Paid in Capital	(Accumulated Loss)
Emerging Markets Debt	$17,403	$(17,403)
Global Fixed Income	(269,775)	269,775
US Convertibles Portfolio	(207)	207
US Short Duration Fixed Income	(6,665)	6,665

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

			Long-Term
	Ordinary Income		Capital Gain
Portfolio	2022	2021	2022	2021
Emerging Markets Debt*	$377,843	$270,926	$—	$—
Global Fixed Income*	—	235,392	—	134,179
US Convertibles Portfolio	—	—	—	—
US Corporate Income	10,630,676	11,128,814	—	—
US Short Duration Fixed Income	876,204	163,365	—	—

*	Emerging Markets Debt and Global Fixed Income Portfolios had return of capital distributions of $431,365 and $116,633 in 2022, and $542,883 and $0 in 2021, respectively.

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At December 31, 2022, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency
Emerging Markets Debt	$(8,641)	$(42,890,958)	$(1,811,997)
Global Fixed Income	—	(531,225)	(902,887)
US Convertibles Portfolio	—	—	20,197
US Corporate Income	11,736	(13,869,533)	(28,648,482)
US Short Duration Fixed Income	—	(1,875,074)	(1,279,469)

(i) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. The Investment Manager will generally pay for any offering costs incurred by a new Portfolio and be reimbursed by that Portfolio within the amortization period. Organizational costs are expensed as incurred.

(j) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees to Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between its classes based upon the relative net assets of each class.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates

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and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
Emerging Markets Debt	0.70%
Global Fixed Income	0.50
US Convertibles	0.60
US Corporate Income	0.55
US Short Duration Fixed Income	0.25

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The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse a Portfolio until April 29, 2023 (or such other date as indicated below) if the aggregate direct expenses of each Portfolio, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of an “Acquired Fund” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Institutional Shares	Open Shares	R6 Shares
Emerging Markets Debt (a)	0.85%	1.05%	0.80%
Global Fixed Income	0.70	0.95	N/A
US Convertibles (b)	0.75	1.00	N/A
US Corporate Income (c)	0.55	0.80	0.55
US Short Duration Fixed Income (d)	0.40	0.65	N/A

(a)	From April 29, 2023 until April 29, 2032, the annual rates are 1.10%, 1.35%, and 1.05%, respectively.
(b)	This agreement will continue in effect until December 30, 2024.
(c)	This agreement will continue in effect until April 29, 2032 for the R6 Shares.
(d)	This agreement will continue in effect until April 29, 2032 for Open Shares.

In addition, until April 29, 2023, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess. Further, the Investment Manager will bear the daily expenses incurred in excess of any income produced for the US Short Duration Fixed Income Portfolio.

During the year ended December 31, 2022, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

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	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
Emerging Markets Debt	$110,831	$72,865	$2,287	$4,876
Global Fixed Income	29,785	128,736	184	5,294
US Convertibles	161	23,176	3	555
US Corporate Income	375,087	—	8,128	—
US Short Duration Fixed Income	73,956	—	42	4,567

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed
Emerging Markets Debt	$7	$2,808
US Corporate Income	6	2,742

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

SS&C GIDS is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation for each Director who is not

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an affiliated person of the Investment Manager or any of its affiliates, that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:

Portfolio	Purchases	Sales
Emerging Markets Debt	$15,450,798	$16,495,918
Global Fixed Income	1,527,046	4,518,552
US Convertibles	4,799,423	—
US Corporate Income	18,430,468	63,558,710
US Short Duration Fixed Income	1,991,139	3,483,221

	US Government and Treasury Securities
Portfolio	Purchases	Sales
Emerging Markets Debt	$1,086,833	$364,705
Global Fixed Income	373,450	267,007
US Short Duration Fixed Income	90,139,372	106,358,991

At December 31, 2022, the Investment Manager owned 100.00% of the outstanding shares of the Lazard US Convertibles Portfolio.

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For the year ended December 31, 2022, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2022, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding
Emerging Markets Debt	$205,300		$273,500	1.18%	5
Global Fixed Income	115,596		473,000	3.23	26
US Short Duration Fixed Income	2,512,300		2,512,300	3.43	1

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable Rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to

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one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or

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perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

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Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates or inflation rates, respectively, although adjustable rate securities will participate in any declines in interest rates and inflation-linked securities can also decline in value based on changes in the relevant periodic adjustment rate. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount. “The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(c) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless.

(d) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may

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be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(e) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

(f) Derivatives and Hedging Risk—Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; structured products; over-the-counter options on currencies and swap agreements; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default, by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives

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transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations. Derivatives transactions are also subject to operational and legal risk.

(g) Structured Products Risk—Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-income securities and derivatives transactions. Derivatives transactions may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset, market or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Use of derivatives

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transactions may cause a Portfolio to experience losses greater than if a Portfolio had not engaged in such transactions.

(h) Mortgage-Related and Asset-Backed Securities Risk—Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

(i) Preferred Securities Risk—There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

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•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

(j) Non-Diversification Risk—A Portfolio that is classified as “non-diversified” may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(k) Government Securities Risk—Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by a Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

(l) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks

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of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(m) Geopolitical Risk—As a result of the ongoing armed conflict between Russia and Ukraine, the United States, the United Kingdom, the European Union, and several other nations have announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, as well as upon certain banks, companies, government officials, and other individuals in or affiliated with Russia and Belarus. The ongoing conflict and the evolving response measures may continue to have a negative impact on the economy and business activity globally (including in the countries in which the Portfolios invest), and therefore, could adversely affect the performance of the Portfolios’ investments. The severity and duration of the conflict is unknown and could continue to impact global economic and market conditions adversely. Management will continue to seek to assess the potential impacts on valuation and liquidity and will take any actions needed in accordance with procedures already approved by the Board of Directors.

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8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

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Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2022:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$832,533	$—	$832,533
Foreign Government Obligations*	—	12,063,933	—	12,063,933
Quasi Government Bonds*	—	34,851	—	34,851
Sovereign Bonds	—	372,644	—	372,644
Supranational Bonds	—	13,037	—	13,037
U.S. Treasury Securities	—	723,947	—	723,947
Short-Term Investments	290,757	—	—	290,757
Other Financial Instruments†
Forward Currency Contracts	—	113,477	—	113,477
Total	$290,757	$14,154,422	$—	$14,445,179
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(88,531)	$—	$(88,531)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$1,511,995	$—	$1,511,995
Foreign Government Obligations*	—	1,950,095	—	1,950,095
Quasi Government Bonds*	—	76,860	—	76,860
Supranational Bonds	—	443,695	—	443,695
U.S. Municipal Bonds	—	80,805	—	80,805
U.S. Treasury Securities	—	140,973	—	140,973
Other Financial Instruments†
Forward Currency Contracts	—	139,470	—	139,470
Total	$—	$4,343,893	$—	$4,343,893
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(91,815)	$—	$(91,815)
US Convertibles Portfolio
Convertible Corporate Bonds*	$—	$3,952,909	$—	$3,952,909
Preferred Stocks*	866,711	—	—	866,711
Total	$866,711	$3,952,909	$—	$4,819,620
US Corporate Income Portfolio
Corporate Bonds*	$—	$204,665,661	$—	$204,665,661
Short-Term Investments	14,660,321	—	—	14,660,321
Total	$14,660,321	$204,665,661	$—	$219,325,982
US Short Duration Fixed Income Portfolio
Corporate Bonds*	$—	$7,720,066	$—	$7,720,066
U.S. Treasury Securities	—	50,427,850	—	50,427,850
Short-Term Investments	134,985	—	—	134,985
Total	$134,985	$58,147,916	$—	$58,282,901

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

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Certain Level 2 securities were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of this investment or if a price is not available through a pricing source in the Funds’ pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, in accordance with procedures approved by the Board, reflecting its fair market value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities. When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that each affected Portfolio might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

10. Derivative Instruments

Certain portfolios may use derivative instruments, including forward currency contracts, options, futures contracts, or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

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A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the year ended December 31, 2022, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Emerging Markets Debt Portfolio		Global Fixed Income Portfolio
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$500,000	*
Average notional amount of sell contracts	$400,000	#
Forward currency contracts:
Average amounts purchased	$4,100,000		$3,100,000
Average amounts sold	$2,800,000		$2,800,000
Futures:
Average notional value of contracts — long	$300,000	†

*	Represents average monthly notional exposure for the one month the derivative instrument was open during the period.
#	Represents average monthly notional exposure for the two months the derivative instrument was open during the period.
†	Positions were open for less than one month during the period.

The following table summarizes the fair value of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2022:

Emerging Markets Debt Portfolio

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$113,477

Liabilities – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$88,531

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Global Fixed Income Portfolio

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$139,470

Liabilities – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$91,815

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was:

Emerging Markets Debt Portfolio

Net Realized Gain (Loss) from:	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
Forward currency contracts	$—	$(117,069)	$—	$(117,069)
Futures contracts	—	—	(7,925)	(7,925)
Swaps agreements	(9,156)	—	—	(9,156)
Total	$(9,156)	$(117,069)	$(7,925)	$(134,150)

Net Change in Unrealized Appreciation (Depreciation) on:				Total
Forward currency contracts				$48,865

Global Fixed Income Portfolio

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(208,234)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$11,388

As of December 31, 2022, the Emerging Markets Debt and Global Fixed Income Portfolios held derivative instruments that are eligible for offset in their Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

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The required information for the affected Portfolios is presented in the below table, as of December 31, 2022:

Emerging Markets Debt Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$113,477	$—	$113,477

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Bank of America N.A.	$16,964	$(11,451)	$—	$5,513
Barclays Bank PLC	16,555	(16,555)	—	—
Citibank N.A.	48,568	(6,131)	—	42,437
HSBC Bank USA N.A.	7,238	—	—	7,238
JPMorgan Chase Bank N.A.	938	(522)	—	416
Standard Chartered Bank	6,426	(6,426)	—	—
State Street Bank & Trust Co.	1,591	(1,234)	—	357
UBS AG	15,197	(1,667)	—	13,530
Total	$113,477	$(43,986)	$—	$69,491

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$88,531	$—	$88,531

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Bank of America N.A.	$11,451	$(11,451)	$—	$—
Barclays Bank PLC	21,461	(16,555)	—	4,906
Citibank N.A.	6,131	(6,131)	—	—
JPMorgan Chase Bank N.A.	522	(522)	—	—
Standard Chartered Bank	46,065	(6,426)	—	39,639
State Street Bank & Trust Co.	1,234	(1,234)	—	—
UBS AG	1,667	(1,667)	—	—
Total	$88,531	$(43,986)	$—	$44,545

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Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$139,470	$—	$139,470

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Citibank N.A.	$15,100	$(15,100)	$—	$—
HSBC Bank USA N.A.	102,164	(30,517)	—	71,647
JPMorgan Chase Bank N.A.	21,643	(21,643)	—	—
Morgan Stanley & Co.	563	(563)	—	—
Total	$139,470	$(67,823)	$—	$71,647

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$91,815	$—	$91,815

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Citibank N.A.	$16,055	$(15,100)	$—	$955
HSBC Bank USA N.A.	30,517	(30,517)	—	—
JPMorgan Chase Bank N.A.	42,403	(21,643)	—	20,760
Morgan Stanley & Co.	2,840	(563)	—	2,277
Total	$91,815	$(67,823)	$—	$23,992

11. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the

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effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 was initially intended to be effective for certain reference rate-related contract modifications that have occurred since March 12, 2020 and that will continue to occur, through December 31, 2022, but FASB has voted to extend the grace period for complete adoption of ASU No. 2020-04 to December 31, 2024, after the UK Financial Conduct Authority delayed the intended cessation date of certain tenors of USD LIBOR to June 30, 2023. FASB issued Accounting Standards Update No. 2022-06, “Deferral of the Subset Date of Topic 848” (“ASU 2022-06”) to formally address the new intended cessation date. Management has adopted ASU No. 2020-04 and ASU 2022-06.

12. Subsequent Events

On February 23, 2023, the Board approved a liquidation of the Lazard Emerging Markets Debt Portfolio. The liquidation does not require the approval of the shareholders of the Portfolio, and is anticipated to take place on or about April 28, 2023.

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The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Convertibles Portfolio, Lazard US Corporate Income Portfolio and Lazard US Short Duration Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Convertibles Portfolio, Lazard US Corporate Income Portfolio, and Lazard US Short Duration Fixed Income Portfolio, (collectively the “Portfolios”), five of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Portfolios, except for Lazard US Convertibles Portfolio; the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 30, 2022 (commencement of operations) through December 31, 2022, for Lazard US Convertibles Portfolio; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios, except Lazard US Convertibles Portfolio, as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Lazard US Convertibles Portfolio as of December 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 30, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is

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to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 24, 2023

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present) Cornell Law School, Adjunct Professor (2013 – present) The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)
Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Eric M. and Laurie B. Roth Professor of Law (2013 – present, previously Dean from 2013 – 2022)
Richard Reiss, Jr. (1944)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Annual Report  125

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)
Interested Directors(3):
Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Evan L. Russo (1974)	Director (July 2022)	Investment Manager, Chief Executive Officer (June 2022 – present) Lazard Ltd, Chief Financial Officer (October 2017 – October 2022) and Managing Director (2009 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2023, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Messrs. Paul and Russo are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

126  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director and General Counsel of the Investment Manager (previously Chief Compliance Officer from September 2014-April 2022)
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Chief Compliance Officer (since April 2022) and Director of the Investment Manager (since January 2021, previously Senior Vice President)
Christopher Snively (1984)	Chief Financial Officer (March 2016)	Director of the Investment Manager (since January 2021, previously Senior Vice President)
Christina Kennedy (1990)	Treasurer (April 2022)	Vice President of the Investment Manager (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President and Counsel of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

Annual Report  127

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2022

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2022:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit
Emerging Markets Debt	$930,679	$7,316
Global Fixed Income	159,700	830
US Convertibles Portfolio	—	—
US Corporate Income	—	—
US Short Duration Fixed Income	—	—

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains
Emerging Markets Debt	$—
Global Fixed Income	—
US Convertibles Portfolio	—
US Corporate Income	—
US Short Duration Fixed Income	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

128  Annual Report

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Consideration of Management Agreement for US Convertibles

Lazard US Convertibles Portfolio

At a meeting of the Board held on September 22, 2022, the Board considered the approval of the Management Agreement between The Lazard Funds, Inc. (“LFI”), on behalf of the Lazard US Convertibles Portfolio (the “US Convertibles Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in an executive session separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meeting relating to the organization of the Convertibles Portfolio. Certain information was provided by reference to information presented by the Investment Manager in connection with the Board’s consideration of renewal of the

Annual Report  129

Management Agreement between LFI, on behalf of its existing Portfolios, and the Investment Manager at the Board meeting held on June 28, 2022.

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager would provide to the US Convertibles Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 35 active funds comprised approximately $21 billion of the approximately $217 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2022). The Board also received a presentation at the Board meeting on the Investment Manager’s US Convertibles investment strategy to be employed for the US Convertibles Portfolio.

The Board considered the various services to be provided by the Investment Manager, including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the US Convertibles Portfolio and its shareholders will be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its resources relevant to providing services pursuant to the Management Agreement; the qualifications, experience and other information regarding senior management and key professional personnel responsible for providing services to the Portfolios; trends in recent years in the number of personnel involved in providing services to the Portfolios and the adequacy of the Investment Manager’s staffing to provide services pursuant to the Management Agreement; the distribution channels and the

130  Annual Report

relationships with various intermediaries; marketing and shareholder servicing activities on behalf of LFI’s Portfolios, which would include the US Convertibles Portfolio; and the Investment Manager’s financial condition. The Board accepted the assertion of representatives of the Investment Manager that the US Convertibles Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager and that such services and infrastructure would be greater than those typically provided to a $21 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

Strategic Insight Advisory Fee and Expense Ratio Comparisons. The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, including, among other information, the US Convertibles Portfolio’s proposed contractual advisory fee (i.e., without giving effect to any fee waivers) and net expense ratio (i.e., after giving effect to the US Convertibles Portfolio’s expense limitation agreed to by the Investment Manager) compared to those of a group of funds not advised by the Investment Manager selected by Strategic Insight as comparable, for expense comparison purposes, to the US Convertibles Portfolio in terms of relevant criteria as appropriate, with certain exclusions as specified by Strategic Insight (the “LFI US Convertibles Expense Peer Group”1). The results of the Strategic Insight comparisons showed that the advisory fee and net expense ratio of the US Convertibles Portfolio were generally competitive within the LFI US Convertibles Expense Peer Group.

Other Accounts Advisory Fee Comparison and Performance. The Investment Manager reported to the Board that it did not manage any other funds or accounts that utilize the same investment strategy as the US Convertibles Portfolio. Consequently, there was no advisory fee or performance information of such funds or accounts for the Board to consider.

1	The Strategic Insight materials outlined the process for constructing the Expense Peer Group. Representatives of the Investment Manager and independent legal counsel had previously discussed with the Board in further detail the methodology used by Strategic Insight in constructing the Peer Groups, including how the methodology could affect the results of the comparisons.

Annual Report  131

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the US Convertibles Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the US Convertibles Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the US Convertibles Portfolio and the estimated profitability percentage of the Management Agreement with LFI, on behalf of the US Convertibles Portfolio, to the Investment Manager and its affiliates from their relationships with the US Convertibles Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the US Convertibles Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the US Convertibles Portfolio for at least two years following the US Convertibles Portfolio’s commencement of operations to maintain the expense ratio reflected in the materials presented to the Board. The Board determined to revisit this issue no later than when it next reviewed the advisory fee in connection with the renewal of the Management Agreement with LFI, on behalf of the US Convertibles Portfolio. Representatives of the Investment Manager reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates were expected to receive any significant ancillary benefits from the Investment Manager acting as investment manager to the US Convertibles Portfolio other than the benefit of soft dollar commissions in connection with managing the US Convertibles Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the US Convertibles Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the US Convertibles Portfolio’s Open Shares.

132  Annual Report

Conclusions and Determinations

At the conclusion of these discussions, the Board members expressed the opinion that they had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the evaluation of the Management Agreement with LFI, on behalf of the US Convertibles Portfolio. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

●	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $217 billion global asset management business.

●	The Board concluded that the fee to be paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services to be provided as discussed above.

●	The Board recognized that economies of scale may be realized, particularly as the assets of the US Convertibles Portfolio increase, and determined that it would continue to consider potential material economies of scale.

In evaluating the Management Agreement with LFI, on behalf of the US Convertibles Portfolio, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board members also relied on their previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to LFI by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement with LFI, on behalf of the US Convertibles Portfolio. In deciding whether to vote to approve the Management Agreement with LFI, on behalf of the US Convertibles Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Annual Report  133

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

SS&C Global Investor and Distribution Solutions
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.
LZDPS026

Lazard Funds

Annual Report

December 31, 2022

Multi-Asset Funds

Lazard Enhanced Opportunities Portfolio
Lazard Global Dynamic Multi-Asset Portfolio
Lazard Opportunistic Strategies Portfolio
Lazard Real Assets Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
11	Performance Overviews (unaudited)
16	Information About Your Portfolio’s Expenses (unaudited)
18	Portfolio Holdings Presented by Asset Class/Sector
20	Portfolios of Investments
20	Lazard Enhanced Opportunities Portfolio
41	Lazard Global Dynamic Multi-Asset Portfolio
65	Lazard Opportunistic Strategies Portfolio
70	Lazard Real Assets Portfolio
78	Notes to Portfolios of Investments
84	Statements of Assets and Liabilities
88	Statements of Operations
90	Statements of Changes in Net Assets
96	Financial Highlights
107	Notes to Financial Statements
149	Report of Independent Registered Public Accounting Firm
151	Board of Directors and Officers Information (unaudited)
154	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or the Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2022 saw some momentous events, including a lingering pandemic in its third year, the largest land war in Europe since World War II, and the rise of the most powerful Chinese leader in generations, whose ideology-driven policies pivoted China away from market reforms. From the perspective of global financial markets, however, 2022 can be summed up in less than 10 words: surging inflation and central bank actions to contain it.

Long-simmering concerns about inflation stemming from the renormalization of the global economy came to a boil in 2022. A European energy crisis triggered by Russia’s invasion of Ukraine and supply chain disruptions, made worse by COVID-driven lockdowns of major manufacturing hubs in China, turbocharged already-accelerating price growth. With global inflation reaching levels not seen in decades, central banks were forced to abandon their ultra-low interest rate policies and pivot to monetary tightening policies. At the forefront of these efforts was the US Federal Reserve (the “Fed”), the world’s most influential central bank, which pursued an aggressive rate-hiking campaign starting in March 2022 that would ultimately result in seven increases to its short-term interest rate during the year. The Fed’s actions rippled across global financial markets, stoking anxiety that these actions might tip the US economy into a recession while leading to a significant appreciation of the US dollar, which caused economic turmoil in the rest of the world.

At least 40 central banks from around the world raised rates in 2022, including the European Central Bank (the “ECB”), which lifted its benchmark rate four times, and the Bank of England (the “BoE”), which did so eight times. The Bank of Japan (the “BoJ”) was one of the few major central banks to swim against this global tide by maintaining an ultra-loose monetary policy; yet, by doing so, the Japanese yen depreciated significantly against the US dollar, which contributed to a weakening of Japan’s economy. With inflation in Japan rising, however, the BoJ took a small step away from this easy-money policy stance by letting a benchmark interest rate rise in the closing days of the year.

2   Annual Report

The global rate-hiking cycle began to yield results late in the year as key data indicators suggested that global inflation may have peaked. While prominent central banks such the Fed, the ECB, and the BoE tempered their rate increases in December, they also made clear that their fight against high inflation was not over yet, with more interest rate increases likely to occur in 2023.

Against this backdrop, global equity and bond markets tumbled in 2022, losing more than US$30 trillion in total value. The challenging market conditions in 2022 are a reminder of the importance of active portfolio management. Turbulent markets are likely to differentiate winners from losers. We remain confident that fundamental analysis and bottom-up security selection will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management LLC

Annual Report   3

Investment Overviews (unaudited)

MARKET OVERVIEW

Lazard Funds Annual Report

Global Markets

A multi-year rally in global equity markets that was fueled by a low-interest rate environment ended in 2022, sending stock prices plummeting amid concerns about soaring inflation and the response of central banks to contain it.

Financial markets found themselves mired in uncertainty throughout the year. The renormalization of the global economy as pandemic-driven restrictions loosened was uneven, and supply chain bottlenecks and a European energy crisis triggered by Russia’s invasion of Ukraine combined to produce the worst inflation in decades. As a result, central banks abandoned their ultra-low interest rate policies and pivoted to monetary tightening policies. Markets were intently focused on the US Federal Reserve (the “Fed”), the world’s most influential central bank, as it pursued an aggressive rate-hiking campaign starting in March that would ultimately result in seven increases to its short-term interest rate during 2022, ending at its highest level in 15 years. Markets were volatile throughout most of 2022 as investors attempted to predict the path of the Fed’s interest rate policy, with stocks coming under increasing pressure when it became clear that the Fed, through its pronouncements and its actions, was determined to rein in soaring price growth even if it meant tipping the US economy into a recession. The steady drumbeat of rate hikes from the Fed led to a sell-off in the US government bond market in 2022, driving up the yield on the benchmark 10-year US Treasury note by 237 basis points, the largest yearly climb since at least 1953. The 10-year Treasury bond yield ended the year at 3.88%, which put significant pressure on stocks by undercutting their appeal.

The Fed’s actions were part of a larger wave of monetary tightening prescribed by at least 40 central banks around the world during the year. In Europe, where the protracted Russia-Ukraine conflict led to soaring energy prices that resulted in rampant inflation, the European Central Bank (ECB) raised its benchmark rate four times while the Bank of England (BoE) did so eight times.

4   Annual Report

Encouraging data during the last three months of 2022 suggesting that worldwide inflation may finally have peaked sparked a two-month rally in global stock markets starting in October on hopes that central banks would soon tap the brakes on their rate-hiking campaigns. These hopes were dashed in December when the Fed affirmed its hawkish stance, despite downshifting to a 50-basis point rate hike after four consecutive 75-basis point hikes in earlier months. The Fed’s warning was quickly echoed by the ECB and the BoE after they implemented their own 50-basis point rate increases. The warning from these major central banks that they were committed to crushing stubbornly high inflation at a time when economies were already slowing or in recession unnerved investors and drove global stock markets downward in December. Notably, even the Bank of Japan, one of the last remaining holdouts among major central banks, moved to let a benchmark interest rate rise, a small but significant move suggesting that Japan’s central bank might be moving away from its dovish stance amid increasing domestic price pressure.

Against this backdrop, global equity markets, as measured by the MSCI All Country World Index, recorded their worst annual performance since 2008. The index lost about one-fifth of its value in 2022, the equivalent of US$18 trillion. The MSCI World Index, which measures developed markets, receded 18.1% while the MSCI Emerging Markets Index fell 20.1%. Notably, the S&P 500 Index—the bellwether of the US stock market—ended the year down 18.1%, also its worst yearly performance since 2008, having lost about US$8.2 trillion in value.

In terms of the MSCI All Country World Index, energy was the best-performing sector in the 12-month period, as shares of energies companies surged on bullish sentiment about the demand outlook for oil. Communication services was the worst-performing sector, as rising interest rates led investors to sell off technology stocks with high valuations and low dividend payments.

Multi-Asset

Global equity markets fell sharply during 2022 as high inflation and softening company profits curbed investor appetite for stocks and riskier asset classes, leading the MSCI World Index to record its

Annual Report   5

worst annual performance since 2008. Amid soaring inflation and the resulting global monetary tightening cycle, bond markets suffered their worst annual performance on record, sending yields surging. The Fed embarked on an aggressive rate-hiking campaign, taking the policy rate from 0.25% to 4.50% over the year, and markets responded as the yield on the benchmark US 10-year Treasury note ended the year at 3.88%, having traded throughout the year in a range of 1.73% to 4.24%. Across the Atlantic, the ECB pivoted to a hawkish stance and ended an eight-year experiment with zero interest (and negative deposit) rates, moving its main policy rate from 0.00% to 2.50%; the yield on the 10-year German bund, Europe’s principal safe-haven asset, ended the year at 2.57%, with a range of –0.18% to 2.57%. Commodities was the major asset class to buck the negative trend, finishing the period up 15.79% on higher energy and grain prices, largely driven by the ongoing conflict in Ukraine.

PORTFOLIO PERFORMANCE

Lazard Enhanced Opportunities Portfolio

For the year ended December 31, 2022, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of –7.39%, while Open Shares posted a total return of –7.45%, as compared with the –19.58% return for the ICE BofAML US Convertible ex Mandatory® Index and the –4.41% return for the HFRX Global Hedge Fund® Index.

The Portfolio delivered meaningful downside risk mitigation in 2022, outperforming major market equity and fixed income indices on both an absolute and risk-adjusted basis. Positive returns during the year were driven by volatility yield and special situations. To be more specific, the notable pickup in equity volatility observed in 2022 (which at points in time led to a doubling of the Chicago Board Options Exchange’s CBOE Volatility Index), caused realized volatility across underlying stocks in the convertible securities marketplace to increase by approximately +50% to +75% on average. Elevated equity volatility allowed the Portfolio management team to execute trades (adjusting position-level hedges) after more significant moves in underlying equity securities than in a less volatile

6   Annual Report

markets. This shift led to a more than a doubling of volatility yield across the Portfolio, as compared to the start of the year. Special situations attribution, while muted for much of the year, accelerated into year-end, with issuers largely focused on repurchasing debt and/or extending maturities (i.e., buybacks and exchange offers). Carry, which can be described as the weighted average yield of the Portfolio net of the financing costs associated with borrowed funds used for leverage, and Portfolio-level hedges, also contributed positively to returns. Portfolio performance in 2022 was primarily impacted by basis cheapening, associated with long-only selling, in response to the dramatic resetting of the short-end of the Treasury curve, which is a line chart depicting the yields of short-term Treasury bills compared to the yields of long-term Treasury notes and bonds, the significant repricing of equities across the convertible securities marketplace, and the widening of corporate credit spreads.

Along with Portfolio-level hedges, the Peabody Energy Corp (“BTU”) 3.25% bonds were a top positive contributor. The BTU convertible bonds were issued in February 2022 with particularly attractive terms. The bonds improved as the stock price of this coal company more than doubled during the year. Performance detractors included the Liberty Interactive 3.75% and 4% convertible securities, two high-premium convertibles, that were negatively by the poor performance within the retail sector.

Derivatives, including Portfolio-level hedges, like options on index exchange-traded funds (ETF), forward foreign currency contracts, and both purchased and written options were a positive contributor to Portfolio returns.

Lazard Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2022, the Lazard Global Dynamic Multi-Asset Portfolio’s Institutional Shares posted a total return of –17.05%, while Open Shares posted a total return of –17.20%, as compared with the –18.14% return for the MSCI World Index and –16.97% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and Bloomberg Global Aggregate® Index (the “GDMA Index”).

Annual Report   7

Within the equity sleeve, stock selection in the information technology, consumer discretionary, and communication services sectors contributed to relative performance, as did stock selection in the US, Japan, and Canada. Within the fixed income sleeve, underweight exposure to bonds in the eurozone, Japan, and South Korea also boosted relative performance.

Detracting from relative performance was overweight exposure to fixed income versus equity relative to the benchmark, as equities outperformed fixed income in the Portfolio during the year. Overweight exposure to Australia, Canada, Norway, and New Zealand within fixed income also undercut relative performance.

Derivatives were used during the year for foreign exchange hedging purposes only, and they marginally detracted during the year.

Lazard Opportunistic Strategies Portfolio

For the year ended December 31, 2022, the Lazard Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of –14.93%, while Open Shares posted a total return of –15.06%, as compared with the –18.14% return for the MSCI World Index and –15.90% return for the Global Asset Allocation Blended Index, a 60%/40% split of the MSCI World Index and the Bloomberg US Aggregate Bond Index.

The Portfolio’s investments are generally grouped by the Portfolio management team into the following three categories: trending, diversifying and contrarian. The Portfolio management team makes allocation changes based on a forward-looking assessment of capital markets using a risk/reward analysis.

Trending investments, which are investments currently perceived favorably by the market, represented approximately 39% of the Portfolio at year-end. They outperformed both the Global Asset Allocation Blended Index and the MSCI World Index. Positions in infrastructure, healthcare, the minimum volatility factor through the iShares MSCI USA Minimum Volatility Factor ETF, and US oil boosted relative performance. Conversely, exposure to cybersecurity through the First Trust NASDAQ Cybersecurity ETF and the quality factor

8   Annual Report

through the iShares MSCI USA Quality Factor ETF detracted from performance.

Diversifying investments, which provide hedges to market risks, represented 36% of the Portfolio at year-end. They outperformed US fixed income, as represented by the Bloomberg US Aggregate Index and outperformed the Global Asset Allocation Blended Index. Exposure to short-term US treasury bonds were helpful, while positioning in long-term US treasury bonds detracted.

Contrarian investments, which are out-of-favor investments that have rebound potential, represented 25% of the Portfolio at year-end. They underperformed the Global Asset Allocation Blended Index as well as the MSCI World Index. Exposure to Pacific ex-Japan stocks was helpful within the segment. Meanwhile, the technology sector detracted the most, followed by US growth stocks.

Investments within the infrastructure, health care, and the minimum volatility factor contributed strongly to performance. The top three performance contributors were the SPDR S&P Global Infrastructure ETF, the Health Care Select Sector SPDR Fund, and the iShares MSCI USA Min Vol Factor ETF.

Investments in cybersecurity and long-term US treasuries detracted from performance. The top two performance detractors were the First Trust NASDAQ Cybersecurity ETF and the iShares 20+Year Treasury Bond ETF.

Lazard Real Assets Portfolio

For the year ended December 31, 2022, the Lazard Real Assets Portfolio’s Institutional Shares posted a total return of –8.45%, while Open Shares posted a total return of –8.68%, as compared with the –5.00% return for the Real Assets Index, an equal weighted blend of the MSCI World Core Infrastructure USD Hedged Index, MSCI ACW IMI Core Real Estate and Bloomberg Commodity Total Return Indices, and the –18.14% return for the MSCI World Index.

Annual Report   9

The Portfolio’s holdings are classified according to three segments—infrastructure, real estate, and commodities.

Infrastructure stocks detracted from performance in 2022. The top detractors were specialized real estate investment trusts (“REITs”) SBA Communications and Crown Castle, both based in the US. Although the infrastructure segment detracted from overall returns, the solid stock price appreciation of Canada-based energy infrastructure company TC Energy and France-based multi-utilities company Engie offset some of the negative impact.

Real estate performance also detracted in the year. The top detractors were US-based REITs Prologis and SL Green. Although real estate detracted on the whole, performance was slightly helped by share gains in US-based REIT Stag Industrial and France-based REIT Unibail-Rodamco-Westfield.

The Portfolio’s commodities allocation contributed to overall performance, primarily driven by exposure to heating oil, crude oil, corn, and soybean futures. Conversely, allocations to nickel, copper, and aluminum detracted. Commodity-related equities had favorable performance in the year, led by exposure to UK-based miner Anglo American and Canada-based gold mining company Agnico Eagle Mines.

The Portfolio used futures and total return swaps to gain commodities exposure. The combined contribution of these instruments was positive for the Portfolio during the year. There was no material impact on investment performance related to the use of currency forward contracts during the period.

10   Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Institutional Shares and Open Shares, and the indexes shown below.

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, the ICE BofAML U.S. Convertible ex Mandatory® Index and the HFRX Global Hedge Fund® Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Year	Since Inception	†
Institutional Shares	–7.39%	2.90%	2.72%
Open Shares	–7.45%	2.68%	2.49%
ICE BofAML U.S. Convertible ex Mandatory Index	–19.58%	9.49%	8.90%
HFRX Global Hedge Fund Index	–4.41%	1.41%	1.46%

†	The inception date for the Portfolio was December 31, 2014.

Annual Report   11

Lazard Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi-Asset Portfolio, the MSCI® World Index and GDMA Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Year	Since Inception	†
Institutional Shares	–17.05%	0.72%	3.54%
Open Shares	–17.20%	0.46%	3.26%
MSCI World Index	–18.14%	6.14%	8.76%
GDMA Index	–16.97%	2.49%	4.17%
†	The inception date for the Portfolio was May 27, 2016.

Lazard Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Opportunistic Strategies Portfolio, MSCI World Index and Global Asset Allocation Blended Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Year	Ten Year
Institutional Shares	–14.93%	1.12%	3.98%
Open Shares	–15.06%	0.86%	3.65%
MSCI World Index	–18.14%	6.14%	8.85%
Global Asset Allocation Blended Index	–15.90%	4.14%	5.97%

12   Annual Report

Lazard Real Assets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Real Assets Portfolio, MSCI World Index and Real Assets Index

Average Annual Total Returns

Periods Ended December 31, 2022

	One Year	Five Year	Since Inception	†
Institutional Shares	–8.45%	3.75%	4.74%
Open Shares	–8.68%	3.48%	4.44%
R6 Shares	N/A	N/A	–5.92%
MSCI World Index	–18.14%	6.14%	8.69% (Institutional Shares) 8.45% (Open Shares) –1.14% (R6 Shares)
Real Assets Index	–5.00%	4.86%	5.81% (Institutional Shares) 5.79% (Open Shares) –4.06% (R6 Shares)
†	The inception date for the Institutional Shares was December 30, 2016, for the Open Shares was January 9, 2017 and for the R6 Shares was July 22, 2022.

Notes to Performance Overviews:

Information About Portfolio Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or SS&C Global Investor and Distribution Solutions, the Fund’s transfer agent and dividend disbursing agent (“SS&C GIDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower.

Annual Report   13

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and may differ from amounts reported in the financial highlights. For the Lazard Enhanced Opportunity Portfolio, a voluntary reimbursement by State Street increased the total return ratio by 0.11%, for year ended December 31, 2021.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on a Portfolio’s distributions or the redemption of Portfolio shares.

The performance of Institutional Shares, Open Shares and R6 Shares, as applicable, may vary, primarily based on the differences in fees borne by shareholders investing in different classes of a Portfolio.

Information About Portfolio Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Global Aggregate® Index and is rebalanced monthly. The Bloomberg Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and sovereign debt.

The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg US Aggregate Index and is rebalanced quarterly. The Bloomberg US Aggregate Index covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including US Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, with maturities of no less than one year.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The ICE BofAML U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.

14   Annual Report

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The Real Assets Index is an index constructed by the Investment Manager that is comprised of 33.3% MSCI World Core Infrastructure USD Index, 33.3% MSCI ACWI IMI Core Real Estate Index, and 33.3% Bloomberg Commodity Total Return Index. The Real Assets Index was constructed by the Investment Manager for comparison to the performance of the Lazard Real Assets Portfolio pursuant to its investment strategy effective September 1, 2020. The MSCI World Core Infrastructure USD Index captures large and mid-cap securities across the 23 developed market countries of the MSCI World Index and is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. Note that the Investment Manager invests in a range of companies globally, not specifically developed markets countries. The MSCI ACWI IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 24 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The Bloomberg Commodity Total Return index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Indices (the “BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

Annual Report   15

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2022 through December 31, 2022 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

16   Annual Report

Portfolio	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22	*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

Enhanced Opportunities
Institutional Shares
Actual	$1,000.00	$1,003.30	$17.37		3.44%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,007.86	$17.41		3.44%
Open Shares
Actual	$1,000.00	$1,003.70	$18.64		3.69%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.60	$18.66		3.69%

Global Dynamic Multi-Asset
Institutional Shares
Actual	$1,000.00	$1,004.80	$ 4.55		0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$ 4.58		0.90%
Open Shares
Actual	$1,000.00	$1,003.60	$ 5.81		1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$ 5.85		1.15%

Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$1,006.20	$ 5.16		1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$ 5.19		1.02%
Open Shares
Actual	$1,000.00	$1,005.90	$ 6.42		1.27%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$ 6.46		1.27%

Real Assets
Institutional Shares
Actual	$1,000.00	$951.90	$ 3.94		0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$ 4.08		0.80%
Open Shares
Actual	$1,000.00	$950.70	$ 5.16		1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$ 5.35		1.05%
R6 Shares†
Actual	$1,000.00	$940.80	$ 3.19		0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$ 3.82		0.75%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The inception date for the R6 shares was July 22, 2022.

Annual Report   17

The Lazard Funds, Inc. Portfolio Holdings

Presented by Sector and Region December 31, 2022

	Lazard Enhanced Opportunities Portfolio
Asset Class/Sector	Long	^	Short †

Convertible Corporate Bonds
Communication Services	10.1%		—%
Consumer Discretionary	15.4		—
Consumer Staples	1.3		—
Energy	2.5		—
Financials	9.0		—
Health Care	18.0		—
Industrials	11.7		—
Information Technology	12.7		—
Materials	5.5		—
Real Estate	2.8		—
Utilities	0.5
Equity
Communication Services	—		–2.9
Consumer Discretionary	0.4		–9.6
Consumer Staples	—		–1.5
Energy	—		–2.9
Financials	—	#	–2.1
Health Care	—	#	–14.9
Industrials	—	#	–16.0
Information Technology	—	#	–7.9
Materials	—		–6.5
Real Estate	—		–1.1
Utilities	—		–0.5
U.S. Treasury Securities	4.4		–26.4
Exchange-Traded Funds	—		–7.7
Purchased Options	0.1		—
Short-Term Investments	5.6		—
Total Investments	100.0%		–100.0%

^	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.
#	Amount is less than 0.05%.

18   Annual Report

Asset Class/Sector	Lazard Global Dynamic Multi-Asset Portfolio **	Lazard Opportunistic Strategies Portfolio **	Lazard Real Assets Portfolio

Equity*
Communication Services	3.9%	1.5%	0.2%
Consumer Discretionary	7.4	3.1	0.9
Consumer Staples	6.0	13.4	—
Energy	1.0	1.9	6.1
Financials	11.9	4.6	—
Health Care	6.6	16.9	—
Industrials	7.7	6.1	8.2
Information Technology	6.9	9.5	—
Materials	1.6	1.5	0.7
Real Estate	2.3	1.2	33.7
Utilities	2.5	2.7	16.8
Commodity	—	8.4	—
Exchange-Traded Funds	—	—	4.7
Fixed Income	—	15.6	—
Sovereign Debt	36.3	—	—
Specialty	—	3.0	—
U.S. Treasury Securities	2.4	—	5.0
Short-Term Investments	3.5	10.6	23.7
Total Investments	100.0%	100.0%	100.0%
*	Represents percentage of total investments.
**	The sector breakdown includes the underlying holdings of exchange-traded funds held by the Portfolio.

Annual Report   19

The Lazard Funds, Inc. Portfolios of Investments
December 31, 2022

		Fair
Description	Shares	Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 0.8%

Brazil | 0.0%
Gol Linhas Aereas Inteligentes SA ADR (*), (±)	3,305	$8,824

United States | 0.8%
Blackline, Inc. (*)	64	4,305
Cloudflare, Inc. Class A (*), (±)	82	3,707
Dynavax Technologies Corp. (*)	696	7,406
Fisker, Inc. (*)	362	2,632
Lucid Group, Inc. (*), (±)	1,559	10,648
Marriott Vacations Worldwide Corp. (±)	1,793	241,320
PennyMac Mortgage Investment Trust REIT (±)	1,093	13,542
Porch Group, Inc. (*), (±)	6,563	12,339
Zogenix, Inc. CVR (¢)	40,674	27,658
		323,557

Total Common Stocks (Cost $349,679)		332,381

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Convertible Corporate Bonds | 162.8%

Australia | 0.1%
Zip Co. Ltd., 0.000%, 04/23/28 (±)	AUD	300	$45,957

Austria | 1.1%
ams-OSRAM AG, 2.125%, 11/03/27 (±)	EUR	600	452,640

Brazil | 0.3%
GOL Equity Finance SA, 3.750%, 07/15/24 (±)	USD	244	117,486

The accompanying notes are an integral part of these financial statements.

20  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Canada | 3.6%
Aurora Cannabis, Inc., 5.500%, 02/28/24 (±)	USD	315	$302,400
Dye & Durham Ltd., 3.750%, 03/01/26	CAD	897	516,736
Ivanhoe Mines Ltd., 2.500%, 04/15/26 (±)	USD	293	360,243
Lithium Americas Corp., 1.750%, 01/15/27 (±)	USD	236	185,024
StorageVault Canada, Inc., 5.000%, 03/31/28	CAD	58	42,836
			1,407,239

China | 4.4%
NIO Inc., 0.000%, 02/01/26 (±)	USD	494	433,485
Li Auto, Inc., 0.250%, 05/01/28 (±)	USD	977	987,258
ZTO Express Cayman, Inc., 1.500%, 09/01/27 (±)	USD	290	307,110
			1,727,853

Hong Kong | 2.1%
Cathay Pacific Finance III Ltd., 2.750%, 02/05/26 (±)	HKD	6,000	830,766

Netherlands | 1.2%
Pharming Group NV, 3.000%, 01/21/25 (±)	EUR	500	486,737

Panama | 5.8%
Copa Holdings SA, 4.500%, 04/15/25 (±)	USD	1,335	2,277,575

The accompanying notes are an integral part of these financial statements.

Annual Report  21

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Singapore | 2.0%
Sea Ltd.,
2.375%, 12/01/25 (±)	USD	483	$476,673
0.250%, 09/15/26 (±)	USD	443	326,712
			803,385

South Korea | 1.2%
Delivery Hero SE:
1.500%, 01/15/28 (±)	EUR	300	221,163
1.000%, 04/30/26 (±)	EUR	300	241,601
			462,764

United Kingdom | 0.4%
Just Eat Takeaway.com NV, 1.250%, 04/30/26 (±)	EUR	200	169,166

United States | 140.6%
8x8, Inc., 4.000%, 02/01/28 (±)	USD	475	393,775
Affirm Holdings, Inc., 0.000%, 11/15/26 (±)	USD	13	7,215
Airbnb, Inc., 0.000%, 03/15/26 (±)	USD	463	382,206
Altair Engineering, Inc., 1.750%, 06/15/27 (±)	USD	356	326,808
American Airlines Group, Inc., 6.500%, 07/01/25 (±)	USD	579	613,161
Amyris, Inc., 1.500%, 11/15/26 (±)	USD	639	207,036
Apellis Pharmaceuticals, Inc., 3.500%, 09/15/26 (±)	USD	712	1,099,595
Arbor Realty Trust, Inc., 7.500%, 08/01/25 (±)	USD	506	505,241
Array Technologies, Inc., 1.000%, 12/01/28 (±)	USD	555	566,932

The accompanying notes are an integral part of these financial statements.

22  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Avadel Finance Cayman Ltd.,
4.500%, 02/01/23 (±)	USD	426	$415,350
4.500%, 10/02/23	USD	610	590,175
Avid SPV LLC, 1.250%, 03/15/26 (±)	USD	604	577,968
Axon Enterprise, Inc., 0.500%, 12/15/27 (±)	USD	151	150,396
Bentley Systems, Inc., 0.375%, 07/01/27 (±)	USD	317	259,623
Bloom Energy Corp., 2.500%, 08/15/25 (±)	USD	785	1,060,221
Braemar Hotels & Resorts, Inc., 4.500%, 06/01/26 (±)	USD	499	473,242
Burlington Stores, Inc., 2.250%, 04/15/25 (±)	USD	724	836,220
Carnival Corp., 5.750%, 12/01/27 (±)	USD	338	303,524
Century Aluminum Co., 2.750%, 05/01/28 (±)	USD	293	211,546
Chefs’ Warehouse, Inc., 2.375%, 12/15/28 (±)	USD	522	524,297
Cinemark Holdings, Inc., 4.500%, 08/15/25 (±)	USD	966	927,436
Coherus Biosciences, Inc., 1.500%, 04/15/26 (±)	USD	873	573,997
Collegium Pharmaceutical, Inc., 2.625%, 02/15/26 (±)	USD	811	825,192
Confluent, Inc., 0.000%, 01/15/27 (±)	USD	0	0
Coupa Software, Inc.:
0.125%, 06/15/25 (±)	USD	175	169,978
0.375%, 06/15/26 (±)	USD	24	23,196
Cutera, Inc.:
2.250%, 03/15/26 (±)	USD	175	259,613
2.250%, 06/01/28 (±)	USD	705	752,940
4.000%, 06/01/29 (±)	USD	98	100,264

The accompanying notes are an integral part of these financial statements.

Annual Report  23

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Danimer Scientific, Inc., 3.250%, 12/15/26 (±)	USD	264	$102,564
Desktop Metal, Inc., 6.000%, 05/15/27 (±)	USD	358	342,069
DISH Network Corp.:
0.000%, 12/15/25 (±)	USD	258	165,894
3.375%, 08/15/26 (±)	USD	52	32,708
Eagle Bulk Shipping, Inc., 5.000%, 08/01/24 (±)	USD	604	1,000,649
Envestnet, Inc., 0.750%, 08/15/25 (±)	USD	210	190,575
Etsy, Inc., 0.250%, 06/15/28 (±)	USD	250	215,325
EZCORP, Inc.,
2.875%, 07/01/24 (±)	USD	637	676,621
3.750%, 12/15/29 (±)	USD	338	328,705
Fisker, Inc., 2.500%, 09/15/26 (±)	USD	738	361,620
Fiverr International Ltd., 0.000%, 11/01/25 (±)	USD	51	41,638
Ford Motor Co., 0.000%, 03/15/26 (±)	USD	562	533,057
fuboTV, Inc., 3.250%, 02/15/26 (±)	USD	303	142,410
Gossamer Bio, Inc., 5.000%, 06/01/27 (±)	USD	390	126,165
Granite Construction, Inc., 2.750%, 11/01/24 (±)	USD	470	571,261
Greenbrier Cos., Inc., 2.875%, 04/15/28 (±)	USD	386	342,189
Guess?, Inc., 2.000%, 04/15/24 (±)	USD	1,013	1,079,478
Guidewire Software, Inc., 1.250%, 03/15/25 (±)	USD	483	449,431
Halozyme Therapeutics, Inc., 1.000%, 08/15/28 (±)	USD	260	307,613

The accompanying notes are an integral part of these financial statements.

24  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Hat Holdings I LLC, 0.000%, 05/01/25 (±)	USD	529	$486,997
Health Catalyst, Inc., 2.500%, 04/15/25 (±)	USD	528	462,792
Helix Energy Solutions Group, Inc., 6.750%, 02/15/26 (±)	USD	703	974,792
Herbalife Nutrition Ltd.,
2.625%, 03/15/24 (±)	USD	207	191,372
4.250%, 06/15/28 (±)	USD	281	308,819
Hope Bancorp, Inc., 2.000%, 05/15/38 (±)	USD	1,259	1,236,338
i3 Verticals LLC, 1.000%, 02/15/25 (±)	USD	542	491,865
Infinera Corp., 3.750%, 08/01/28 (±)	USD	104	129,418
Innoviva, Inc., 2.125%, 03/15/28 (±)	USD	706	573,978
Inotiv, Inc., 3.250%, 10/15/27 (±)	USD	376	154,160
Insmed, Inc., 0.750%, 06/01/28 (±)	USD	864	717,120
Intercept Pharmaceuticals, Inc., 3.500%, 02/15/26 (±)	USD	84	85,911
Ionis Pharmaceuticals, Inc., 0.000%, 04/01/26 (±)	USD	127	117,872
Kaman Corp., 3.250%, 05/01/24 (±)	USD	222	207,459
KKR Real Estate Finance Trust, Inc., 6.125%, 05/15/23 (±)	USD	195	192,352
Liberty Broadband Corp.:
1.250%, 09/30/50 (±)	USD	622	603,340
2.750%, 09/30/50 (±)	USD	764	746,009
Liberty Media Corp.:
2.125%, 03/31/48 (±)	USD	786	741,198
2.750%, 12/01/49 (±)	USD	970	889,005
Livent Corp., 4.125%, 07/15/25 (±)	USD	459	1,103,665

The accompanying notes are an integral part of these financial statements.

Annual Report  25

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Luminar Technologies, Inc., 1.250%, 12/15/26 (±)	USD	153	$86,644
Magnite, Inc., 0.250%, 03/15/26 (±)	USD	121	94,610
MannKind Corp., 2.500%, 03/01/26 (±)	USD	1,452	1,734,414
Marriott Vacations Worldwide Corp., 3.250%, 12/15/27 (±)	USD	201	198,990
Marcus Corp., 5.000%, 09/15/25 (±)	USD	405	593,578
Match Group Financeco 2, Inc., 0.875%, 06/15/26 (±)	USD	724	644,812
Mitek Systems, Inc., 0.750%, 02/01/26 (±)	USD	582	483,060
MP Materials Corp., 0.250%, 04/01/26 (±)	USD	483	424,436
National Vision Holdings, Inc., 2.500%, 05/15/25 (±)	USD	795	1,094,782
NCL Corp. Ltd.,
5.375%, 08/01/25 (±)	USD	250	253,375
2.500%, 02/15/27 (±)	USD	483	347,760
1.125%, 02/15/27 (±)	USD	546	373,355
NextGen Healthcare, Inc., 3.750%, 11/15/27 (±)	USD	520	543,528
Okta, Inc.:
0.125%, 09/01/25 (±)	USD	628	554,838
0.375%, 06/15/26 (±)	USD	290	245,050
Opendoor Technologies, Inc., 0.250%, 08/15/26 (±)	USD	2	796
Pacira BioSciences, Inc., 0.750%, 08/01/25 (±)	USD	118	106,864
Palo Alto Networks, Inc., 0.750%, 07/01/23 (±)	USD	483	764,347
PAR Technology Corp., 1.500%, 10/15/27 (±)	USD	395	285,585
Peabody Energy Corp., 3.250%, 03/01/28 (±)	USD	525	826,087

The accompanying notes are an integral part of these financial statements.

26  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Pebblebrook Hotel Trust, 1.750%, 12/15/26 (±)	USD	952	$787,780
PennyMac Corp. , 5.500%, 03/15/26 (±)	USD	870	712,856
PennyMac Corp., 5.500%, 11/01/24 (±)	USD	403	361,693
Plug Power, Inc., 3.750%, 06/01/25 (±)	USD	318	800,915
Post Holdings, Inc., 2.500%, 08/15/27 (±)	USD	209	220,537
Radius Global Infrastructure, Inc., 2.500%, 09/15/26 (±)	USD	623	549,390
Realogy Group LLC 0.250%, 06/15/26 (±)	USD	638	449,152
Redfin Corp., 0.000%, 10/15/25 (±)	USD	44	26,428
Redwood Trust, Inc., 7.750%, 06/15/27 (±)	USD	315	268,160
Revance Therapeutics, Inc., 1.750%, 02/15/27 (±)	USD	582	537,186
RingCentral, Inc., 0.000%, 03/15/26 (±)	USD	325	256,750
Royal Caribbean Cruises Ltd., 6.000%, 08/15/25 (±)	USD	1,083	1,365,663
Semtech Corp., 1.625%, 11/01/27 (±)	USD	520	534,300
Shift4 Payments, Inc., 0.000%, 12/15/25 (±)	USD	741	737,758
Snap Inc., 0.125%, 03/01/28 (±)	USD	51	34,298
Spotify USA, Inc.,Co., 0.000%, 03/15/26 (±)	USD	14	11,340
Summit Hotel Properties, Inc., 1.500%, 02/15/26 (±)	USD	238	204,442
Sunnova Energy International, Inc., 2.625%, 02/15/28 (±)	USD	468	380,250

The accompanying notes are an integral part of these financial statements.

Annual Report  27

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

TechTarget, Inc., 0.000%, 12/15/26 (±)	USD	370	$284,530
Travere Therapeutics Inc., 2.250%, 03/01/29 (±)	USD	634	580,110
Two Harbors Investment Corp., 6.250%, 01/15/26 (±)	USD	604	521,363
United States Steel Corp., 5.000%, 11/01/26 (±)	USD	728	1,459,640
Upstart Holdings, Inc., 0.250%, 08/15/26 (±)	USD	433	229,490
Varex Imaging Corp., 4.000%, 06/01/25 (±)	USD	907	1,060,646
Veeco Instruments Inc., 3.750%, 06/01/27 (±)	USD	805	1,244,127
Veritone, Inc., 1.750%, 11/15/26 (±)	USD	227	137,902
Virgin Galactic Holdings Inc., 2.500%, 02/01/27 (±)	USD	88	39,556
Vishay Intertechnology, Inc., 2.250%, 06/15/25 (±)	USD	370	358,013
Wayfair, Inc.:
0.625%, 10/01/25 (±)	USD	334	219,271
1.000%, 08/15/26 (±)	USD	703	401,624
3.250%, 09/15/27 (±)	USD	253	194,178
Wolfspeed, Inc., 1.875%, 12/01/29 (±)	USD	38	34,409
Xometry Inc., 1.000%, 02/01/27 (±)	USD	505	429,045
			55,651,294
Total Convertible Corporate Bonds (Cost $69,275,972)			64,432,862

The accompanying notes are an integral part of these financial statements.

28  Annual Report

		Number of	Exercise	Notional	Fair
Description	Counterparty	Contracts	Price	Amount	Value

Lazard Enhanced Opportunities Portfolio (continued)

Purchased Options | 0.2%

Call
Cinemark Holdings, Inc., Expires 02/17/23	MSC	48	$13	$4,800	$480
Cinemark Holdings, Inc., Expires 01/20/23	MSC	19	10	1,900	380
Cinemark Holdings, Inc., Expires 01/20/23	MSC	36	15	3,600	180
Gol Linhas Aereas Inteligentes, Expires 04/21/23	MSC	18	4	1,800	90
Gol Linhas Aereas Inteligentes, Expires 01/20/23	MSC	36	5	3,600	360
Health Catalyst, Inc., Expires 01/20/23	MSC	10	13	1,000	150
Invesco QQQ Trust Series, Expires 02/17/23	MSC	48	274	4,800	35,472
iShares Russell 2000 ETF, Expires 02/17/23	MSC	48	184	4,800	14,112
Sirius XM Holdings, Inc., Expires 01/20/23	MSC	12	7	1,200	36

Put
8X8, Inc., Expires 01/20/23	MSC	40	3	4,000	200
American Airlines Group, Inc., Expires 01/20/23	MSC	19	12	1,900	608
American Airlines Group, Inc., Expires 01/20/23	MSC	38	13	3,800	2,850
American Airlines Group, Inc., Expires 01/20/23	MSC	7	10	700	42
Amyris, Inc., Expires 01/20/23	MSC	78	2	7,800	4,290
Danimer Scientific, Inc., Expires 01/20/23	MSC	31	3	3,100	2,697
Gol Linhas Aereas Inteligentes, Expires 01/20/23	MSC	40	3	4,000	1,200
Guess?, Inc., Expires 01/20/23	MSC	19	18	1,900	285

The accompanying notes are an integral part of these financial statements.

Annual Report  29

		Number of	Exercise	Notional	Fair
Description	Counterparty	Contracts	Price	Amount	Value

Lazard Enhanced Opportunities Portfolio (continued)

Li Auto, Inc., Expires 01/20/23	MSC	19	$18	$1,900	$912
Norwegian Cruise Line Holdings, Expires 02/03/23	MSC	29	12	2,900	2,291
Norwegian Cruise Line Holdings, Expires 01/20/23	MSC	26	13	2,600	2,210
Royal Caribbean Cruises, Ltd., Expires 01/20/23	MSC	8	47	800	1,280
Shift Technologies, Inc., Expires 02/17/23	MSC	39	3	3,900	7,410
Shift Technologies, Inc., Expires 01/20/23	MSC	8	3	800	1,880

Total Purchased Options (Cost $80,770)					79,415

		Fair
Description	Shares	Value

Short-Term Investments | 10.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $4,016,023)	4,016,023	$4,016,023

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

U.S. Treasury Securities | 8.1%
U.S. Treasury Note, 4.125%, 10/31/27 (±) (Cost $3,185,135)	USD	3,181	$3,192,680

Total Investments excluding Securities Sold Short | 182.0% (Cost $76,907,579)			$72,053,361

The accompanying notes are an integral part of these financial statements.

30  Annual Report

		Fair
Description	Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

Securities Sold Short | (105.3)%

Common Stocks | (69.5)%

Austria | (0.1)%
ams-OSRAM AG	(6,292)	$(46,302)

Canada | (0.9)%
Dye & Durham Ltd.	(2,281)	(27,645)
Ivanhoe Mines Ltd., Class A	(31,883)	(251,956)
Lithium Americas Corp.	(3,058)	(57,949)
StorageVault Canada, Inc.	(2,507)	(11,146)
		(348,696)

China | (1.6)%
Li Auto, Inc. ADR	(22,346)	(455,858)
ZTO Express Cayman, Inc. ADR	(6,381)	(171,458)
		(627,316)

Hong Kong | (1.4)%
Cathay Pacific Airways Ltd.	(514,800)	(559,640)

Netherlands | (0.2)%
Pharming Group NV	(82,385)	(95,439)

Panama | (4.9)%
Copa Holdings SA, Class A	(23,327)	(1,940,107)

Singapore | (0.4)%
Sea Ltd.	(2,774)	(144,331)

South Korea | (0.3)%
Delivery Hero SE	(2,087)	(99,983)

United Kingdom | 0.0%
Just Eat Takeaway.com NV	(519)	(11,052)

The accompanying notes are an integral part of these financial statements.

Annual Report  31

		Fair
Description	Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

United States | (59.7)%
8x8, Inc.	(53,185)	$(229,759)
Airbnb, Inc., Class A	(128)	(10,944)
Altair Engineering, Inc., Class A	(2,998)	(136,319)
American Airlines Group, Inc.	(24,704)	(314,235)
Amyris, Inc.	(36,340)	(55,600)
Anywhere Real Estate, Inc.	(7,526)	(48,091)
Apellis Pharmaceuticals, Inc.	(14,721)	(761,223)
Arbor Realty Trust, Inc. REIT	(12,159)	(160,377)
Array Technologies, Inc.	(20,242)	(391,278)
Avadel Pharmaceuticals PLC ADR	(23,881)	(170,988)
Avid Bioservices, Inc.	(18,032)	(248,301)
Axon Enterprise, Inc.	(428)	(71,018)
Bandwidth, Inc., Class A	(325)	(7,459)
Bentley Systems, Inc., Class B	(720)	(26,611)
Bloom Energy Corp.	(38,512)	(736,349)
Braemar Hotels & Resorts, Inc. REIT	(49,642)	(204,029)
Burlington Stores, Inc.	(2,051)	(415,861)
Carnival Corp.	(20,931)	(168,704)
Century Aluminum Co.	(11,461)	(93,751)
Chefs’ Warehouse, Inc.	(8,819)	(293,496)
Cinemark Holdings, Inc.	(17,516)	(151,689)
Coherus Biosciences, Inc.	(25,647)	(203,124)
Collegium Pharmaceutical, Inc.	(19,968)	(463,258)
Cutera, Inc.	(16,496)	(729,453)
Danimer Scientific, Inc.	(9,138)	(16,357)
Desktop Metal, Inc., Class A	(191,606)	(260,584)
DISH Network Corp., Class A	(2,470)	(34,679)
Eagle Bulk Shipping, Inc.	(17,428)	(870,354)
Envestnet, Inc.	(719)	(44,362)
Etsy, Inc.	(624)	(74,743)
EZCORP, Inc. Class A	(58,237)	(474,631)
Fiverr International Ltd.	(49)	(1,428)
Ford Motor Co.	(17,316)	(201,385)
fuboTV, Inc.	(574)	(999)
Gossamer Bio, Inc.	(24,028)	(52,141)

The accompanying notes are an integral part of these financial statements.

32  Annual Report

		Fair
Description	Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

Granite Construction, Inc.	(10,873)	$(381,316)
Greenbrier Cos., Inc.	(3,820)	(128,085)
Groupon, Inc.	(1,024)	(8,786)
Guess?, Inc.	(8,222)	(170,113)
Guidewire Software, Inc.	(425)	(26,588)
Halozyme Therapeutics, Inc.	(3,687)	(209,790)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	(2,049)	(59,380)
Health Catalyst, Inc.	(4,077)	(43,338)
Helix Energy Solutions Group, Inc.	(80,150)	(591,507)
Herbalife Nutrition Ltd.	(13,139)	(195,508)
I3 Verticals, Inc., Class A	(6,647)	(161,788)
Infinera Corp.	(13,439)	(90,579)
Innoviva, Inc.	(13,262)	(175,721)
Inotiv, Inc.	(4,022)	(19,869)
Insmed, Inc.	(20,019)	(399,980)
Intercept Pharmaceuticals, Inc.	(2,440)	(30,183)
Ionis Pharmaceuticals, Inc.	(1,274)	(48,119)
Livent Corp.	(49,480)	(983,168)
Luminar Technologies, Inc.	(3,943)	(19,518)
Magnite, Inc.	(1,186)	(12,560)
MannKind Corp.	(213,430)	(1,124,776)
Marcus Corp.	(32,654)	(469,891)
Match Group, Inc.	(3,310)	(137,332)
Mitek Systems, Inc.	(13,817)	(133,887)
MP Materials Corp.	(1,408)	(34,186)
National Vision Holdings, Inc.	(20,889)	(809,658)
NextGen Healthcare, Inc.	(13,540)	(254,281)
Norwegian Cruise Line Holdings Ltd.	(27,159)	(332,426)
Okta, Inc.	(869)	(59,379)
Omeros Corp.	(406)	(918)
Pacira BioSciences, Inc.	(575)	(22,201)
Palo Alto Networks, Inc.	(5,234)	(730,352)
PAR Technology Corp.	(2,561)	(66,765)
Peabody Energy Corp.	(23,567)	(622,640)
Pebblebrook Hotel Trust REIT	(9,240)	(123,724)
PetIQ, Inc.	(911)	(8,399)

The accompanying notes are an integral part of these financial statements.

Annual Report  33

		Fair
Description	Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

Plug Power, Inc.	(59,936)	$(741,408)
Post Holdings, Inc.	(1,354)	(122,212)
PRA Group, Inc.	(2,165)	(73,134)
Radius Global Infrastructure, Inc.	(13,771)	(162,773)
Redwood Trust, Inc. REIT	(10,956)	(74,063)
Repay Holdings Corp.	(2,722)	(21,912)
Revance Therapeutics, Inc.	(12,253)	(226,190)
Royal Caribbean Cruises Ltd.	(17,152)	(847,823)
Semtech Corp.	(9,985)	(286,470)
Shift4 Payments, Inc., Class A	(5,413)	(302,749)
Sirius XM Holdings, Inc.	(7,801)	(45,558)
Summit Hotel Properties, Inc. REIT	(10,992)	(79,362)
Sunnova Energy International, Inc.	(11,064)	(199,263)
TechTarget, Inc.	(1,019)	(44,897)
Travere Therapeutics, Inc.	(15,496)	(325,881)
Two Harbors Investment Corp. REIT	(1,865)	(29,411)
United States Steel Corp.	(49,256)	(1,233,863)
Unity Software, Inc.	(15)	(429)
Upwork, Inc.	(199)	(2,078)
Varex Imaging Corp.	(32,097)	(651,569)
Veeco Instruments, Inc.	(50,044)	(929,817)
Virgin Galactic Holdings, Inc.	(6,663)	(23,187)
Vishay Intertechnology, Inc.	(374)	(8,067)
Wayfair, Inc., Class A	(5,560)	(182,868)
Wolfspeed, Inc.	(232)	(16,017)
Xometry, Inc.	(6,025)	(194,186)
		(23,635,478)
Total Common Stock (Proceeds $28,722,503)		(27,508,344)

Exchange-Traded Funds | (8.0)%
Invesco QQQ Trust Series 1	(101)	(26,894)
iShares iBoxx High Yield Corporate Bond ETF	(42,797)	(3,151,143)

Total Exchange-Traded Funds (Proceeds $3,181,010)		(3,178,037)

The accompanying notes are an integral part of these financial statements.

34  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

U.S. Treasury Securities | (27.8)%
U.S. Treasury Bill 0.010%, 01/10/23 (Proceeds $10,989,867)	USD	(11,000)	$(10,992,262)

Total Securities Sold Short (Proceeds $42,893,380)			(41,678,643)

Total Investments | 76.7% (Cost and short proceeds $34,014,199) (»)			30,374,718

Cash and Other Assets in Excess of Liabilities | 23.3%			9,198,222

Net Assets | 100.0%			$39,572,940

Forward Currency Contracts open at December 31, 2022:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

USD	56,484	AUD	84,000	SSB	03/29/23	$—	$903
USD	501,393	CAD	684,000	SSB	03/29/23	—	4,132
USD	1,385,027	EUR	1,297,000	SSB	03/29/23	—	11,424
USD	118,827	HKD	925,000	SSB	03/29/23	139	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$139	$16,459

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Lazard Enhanced Opportunities Portfolio (continued)

Written Options open at December 31, 2022:

		Number of	Strike	Expiration	Notional		Fair
Description	Counterparty	Contracts	Price	Date	Amount	Premiums	Value

Put
Invesco QQQ Trust Series 1	MSC	48	$254	02/17/23	$4,800	$30,262	$(26,976)
Ishares Russell 2000 ETF	MSC	48	164	02/17/23	4,800	12,048	(12,912)
Sirius XM Holdings, Inc.	MSC	154	6.75	01/20/23	15,400	11,595	(16,170)
Total Written Options		250				$53,905	$(56,058)

Total Return Swap Agreements open at December 31, 2022:

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate*	Appreciation	Depreciation

Long Position Contract
USD	BNP	$207,605	09/22/23	Affirm Holdings, Inc. 0.000%, 11/15/26	4.32%	$—	$32,780

USD	NIP	109,947	11/30/27	Alteryx Inc 0.500%, 08/01/24	4.32	—	244

USD	NIP	212,524	11/30/27	Bandwidth, Inc. 0.500%, 04/01/28	4.32	16,855	—

USD	BNP	512,096	09/22/23	Beauty Health Co. 1.250%, 10/01/26	4.32	—	38,754

USD	BNP	416,169	09/22/23	Blackline, Inc. 0.000%, 03/15/26	4.32	1,129	—

USD	NIP	242,653	11/30/27	Cloudflare, Inc. 0.000%, 08/15/26	4.32	887	—

USD	BNP	376,118	09/22/23	Confluent, Inc. 0.000%, 01/15/27	4.32	16,803	—

USD	BNP	362,304	09/22/23	Coupa Software, Inc. 0.125%, 06/15/25	4.32	30,101	—

USD	BNP	130,822	09/22/23	Coupa Software, Inc. 0.375%, 06/15/26	4.32	32,517	—

USD	BNP	598,684	09/22/23	DigitalOcean Holdings, Inc. 0.000%, 12/01/26	4.32	18,366	—

USD	NIP	318,556	11/30/27	DISH Network Corp. 3.375%, 08/15/26	4.32	—	47,457

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate*	Appreciation	Depreciation

USD	NIP	$1,719,857	11/30/27	Dynavax Technologies 2.500%, 05/15/26	4.32%	$—	$179,607

USD	BNP	659,291	09/22/23	Fiverr International, Ltd. 0.000%, 11/01/25	4.32	7,734	—

USD	BNP	474,874	09/22/23	GOL Equity Finance SA 3.750%, 07/15/24	4.32	—	111,341

USD	BNP	366,385	09/22/23	Groupon, Inc. 1.125%, 03/15/26	4.32	—	35,860

USD	NIP	402,008	11/30/27	JetBlue Airways Corp. 0.500%, 04/01/26	4.32	—	12,213

USD	BNP	1,143,548	09/22/23	Kaman Corp. 3.250%, 05/01/24	4.32	—	46,445

USD	BNP	609,572	09/22/23	Karyopharm Therapeutics 3.000%, 10/15/25	4.32	—	31,319

USD	BNP	486,676	09/22/23	LendingTree, Inc. 0.500%, 07/15/25	4.32	—	21,475

USD	BNP	452,703	09/22/23	Liberty Interactive LLC 4.000%, 11/15/29	4.32	—	140,823

USD	BNP	944,024	09/22/23	Liberty Interactive LLC 3.750%, 02/15/30	4.32	—	262,994

USD	NIP	506,222	11/30/27	Lucid Group, Inc. 1.250%, 12/15/26	4.32	—	97,431

USD	BNP	89,683	09/22/23	Magnite, Inc. 0.250%, 03/15/26	4.32	5,709	—

USD	NIP	634,804	11/30/27	NuVasive, Inc. 1.000%, 06/01/23	4.32	5,617	—

USD	NIP	117,735	11/30/27	NuVasive, Inc. 0.375%, 03/15/25	4.32	—	2,651

USD	NIP	122,462	11/30/27	Omeros Corp 5.250%, 06/01/23	4.32	—	17,936

USD	BNP	539,785	09/22/23	Opendoor Technologies, Inc. 0.250%, 08/15/26	4.32	—	160,291

USD	BNP	421,520	09/22/23	PetIQ, Inc. 4.000%, 06/01/26	4.32	—	11,535

USD	BNP	386,856	09/22/23	Porch Group, Inc. 0.750%, 09/15/26	4.32	—	14,895

USD	BNP	1,099,603	09/22/23	PRA Group, Inc. 3.500%, 06/01/23	4.32	—	8,184

USD	BNP	283,340	09/22/23	Redfin Corp. 0.500%, 04/01/27	4.32	—	22,310

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Lazard Enhanced Opportunities Portfolio (continued)

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate*	Appreciation	Depreciation

USD	BNP	$1,271,984	09/22/23	Redwood Trust, Inc. 4.750%, 08/15/23	4.32%	$—	$21,034

USD	BNP	478,276	09/22/23	Repay Holdings Corp. 0.000%, 02/01/26	4.32	—	13,561

USD	NIP	399,892	11/30/27	RingCentral, Inc. 0.000%, 03/01/25	4.32	6,934	—

USD	BNP	236,566	09/22/23	Shift Technologies Inc 4.750%, 05/15/26	4.32	—	107,791

USD	BNP	565,114	09/22/23	Shopify, Inc. 0.125%, 11/01/25	4.32	—	2,632

USD	NIP	848,012	11/30/27	Snap, Inc. 0.125%, 03/01/28	4.32	—	62,532

USD	BNP	433,917	09/22/23	Spotify USA, Inc. 0.000%, 03/15/26	4.32	—	7,047

USD	NIP	389,875	11/30/27	Unity Software, Inc. 0.000%, 11/15/26	4.32	10,233	—

USD	BNP	388,293	09/22/23	Upwork, Inc. 0.250%, 08/15/26	4.32	3,584	—

Short Position Contract
USD	BNP	4,391	09/19/23	Anywhere Real Estate, Inc.	4.32	340

USD	BNP	11,092	09/19/23	Apellis Pharmaceuticals, Inc.	4.32	—	180

USD	BOA	4,440	05/31/23	Arbor Realty Trust, Inc.	4.32	1,485	—

USD	BNP	1,060	09/19/23	Bandwidth, Inc.	4.32	—	340

USD	NIP	6,614	11/30/27	Bandwidth, Inc.	4.32	—	3,185

USD	BNP	53,061	09/19/23	Beauty Health Co.	4.32	781	—

USD	BOA	54,078	05/31/23	Bentley Systems, Inc.	4.32	19,779	—

USD	BNP	35,451	09/19/23	Blackline, Inc.	4.32	—	135

USD	BOA	368,258	05/31/23	Cinemark Holdings, Inc.	4.32	198,990	—

USD	NIP	38,703	11/30/27	Cloudflare, Inc.	4.32	6,695	—

USD	BNP	44,324	09/19/23	Confluent, Inc.	4.32	2,491	—

USD	BNP	35,904	09/19/23	Coupa Software, Inc.	4.32	—	5,660

USD	BNP	25,365	09/19/23	DigitalOcean Holdings, Inc.	4.32	4,964	—

USD	NIP	65,861	11/30/27	DISH Network Corp.	4.32	14,994	—

USD	NIP	1,091,418	11/30/27	Dynavax Technologies Corp.	4.32	137,212	—

USD	BOA	253,109	05/31/23	Fisker, Inc.	4.32	127,483	—

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate*	Appreciation	Depreciation

USD	BOA	$58,394	05/31/23	Gol Linhas Aereas Inteligentes SA	4.32%	$39,421	$—

USD	BNP	18,048	09/19/23	Gol Linhas Aereas Inteligentes SA	4.32	7,069	—

USD	BOA	14,553	05/31/23	Greenbrier Cos. Inc.	4.32	3,655	—

USD	BNP	17,992	09/19/23	Groupon, Inc.	4.32	857	—

USD	BNP	174,167	09/19/23	Guess?, Inc.	4.32	—	68,382

USD	BOA	378,090	05/31/23	iShares iBoxx High Yield Corporate Bond ETF	4.32	33,796	—

USD	NIP	45,164	11/30/27	JetBlue Airways Corp.	4.32	7,295	—

USD	BNP	102,938	09/19/23	Karyopharm Therapeutics, Inc.	4.32	29,392	—

USD	NIP	117,032	11/30/27	Lucid Group, Inc.	4.32	69,311	—

USD	BNP	329	09/19/23	Magnite, Inc.	4.32	—	148

USD	BOA	341,365	05/31/23	Marriott Vacations Worldwide Corp.	4.32	18,651

USD	BOA	167,938	05/31/23	MP Materials Corp.	4.32	41,414	—

USD	NIP	13,368	11/30/27	NuVasive, Inc.	4.32	1,491	—

USD	NIP	30,380	11/30/27	Omeros Corp.	4.32	15,697	—

USD	BNP	42,937	09/19/23	Opendoor Technologies, Inc.	4.32	26,542	—

USD	BNP	19,505	09/19/23	Peabody Energy Corp.	4.32	2,121	—

USD	BOA	249,979	05/31/23	Pebblebrook Hotel Trust	4.32	100,087	—

USD	BOA	113,116	05/31/23	PennyMac Mortgage Investment Trust	4.32	21,966	—

USD	BNP	85,722	09/19/23	PennyMac Mortgage Investment Trust	4.32	11,960	—

USD	BNP	39,075	09/19/23	PetIQ, Inc.	4.32	—	4,194

USD	BNP	25,339	09/19/23	Porch Group, Inc.	4.32	5,757	—

USD	BNP	7,609	09/19/23	PRA Group, Inc.	4.32	—	431

USD	BNP	2,826	09/19/23	Redfin Corp.	4.32	689	—

USD	BOA	36,832	05/31/23	Redwood Trust, Inc.	4.32	18,979	—

USD	BNP	24,792	09/19/23	Repay Holdings Corp.	4.32	4,386	—

USD	BNP	4,956	09/19/23	Sea, Ltd.	4.32	169	—

USD	BNP	14,172	09/19/23	Shopify, Inc.	4.32	1,850	—

USD	BOA	127,549	05/31/23	Sirius XM Holdings, Inc.	4.32	5,586	—

USD	NIP	71,980	11/30/27	Snap, Inc.	4.32	11,612	—

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Lazard Enhanced Opportunities Portfolio (concluded)

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate*	Appreciation	Depreciation

USD	BOA	$32,509	05/31/23	Two Harbors Investment Corp.	4.32%	$13,522	$—

USD	BNP	1,138	09/19/23	Two Harbors Investment Corp.	4.32	—	155

USD	NIP	3,794	11/30/27	Unity Software, Inc.	4.32	564	—

USD	BNP	15,506	09/19/23	Upwork, Inc.	4.32	3,928	—

USD	BNP	24,225	09/19/23	Veritone, Inc.	4.32	7,869	—

USD	BOA	24,440	05/31/23	Vishay Intertechnology, Inc.	4.32	—	1,919

USD	BNP	20,385	09/19/23	Vishay Intertechnology, Inc.	4.32	1,167	—
Total gross unrealized appreciation/depreciation on Total Return Swap Agreements						$1,178,486	$1,595,871

^	For long position contracts the Portfolio receives appreciation and dividends/interest and pays depreciation of the referenced entity as well as financing charges at the referenced rate. For short position contracts, the Portfolio pays appreciation and dividends/interest and receives depreciation of the referenced entity as well as financing charges at the referenced rate.

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio

Common Stocks | 32.4%

Australia | 0.3%
AGL Energy Ltd.	381	$2,092
Allkem Ltd. (*)	579	4,399
Aristocrat Leisure Ltd.	47	971
BHP Group Ltd.	116	3,591
Coronado Global Resources, Inc.	1,635	2,181
GrainCorp Ltd., Class A	429	2,165
Incitec Pivot Ltd.	800	2,021
Northern Star Resources Ltd.	276	2,021
Pilbara Minerals Ltd. (*)	585	1,491
WiseTech Global Ltd.	78	2,690
Yancoal Australia Ltd.	3,954	16,155
		39,777

Belgium | 0.1%
Warehouses De Pauw CVA REIT	238	6,805

Canada | 1.2%
Agnico Eagle Mines Ltd.	43	2,234
Alimentation Couche-Tard, Inc.	109	4,790
ARC Resources Ltd.	179	2,413
Atco Ltd., Class I	167	5,227
Birchcliff Energy Ltd.	280	1,950
Canadian National Railway Co.	74	8,797
Element Fleet Management Corp.	296	4,033
H&R Real Estate Investment Trust REIT	390	3,488
Hydro One Ltd.	908	24,323
International Petroleum Corp. (*)	346	3,893
Loblaw Cos. Ltd.	447	39,524
Metro, Inc.	598	33,111
Nutrien Ltd.	34	2,482
Toronto-Dominion Bank	168	10,880
Tourmaline Oil Corp.	115	5,803
		152,948

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

China | 0.1%
NXP Semiconductors NV	48	$7,586
SITC International Holdings Co. Ltd.	1,000	2,207
		9,793
Denmark | 0.3%
AP Moller - Maersk AS, Class B	1	2,246
Carlsberg AS, Class B ADR	267	7,083
Novo Nordisk AS, Class B	284	38,454
		47,783
Finland | 0.0%
Neste Oyj	48	2,217

France | 0.8%
BNP Paribas SA	131	7,455
Bureau Veritas SA ADR	98	5,158
Cie de Saint-Gobain	148	7,266
Cie Generale des Etablissements Michelin SCA	266	7,397
Hermes International	4	6,172
Legrand SA ADR	285	4,551
LVMH Moet Hennessy Louis Vuitton SE ADR	50	7,243
Orange SA	2,890	28,736
Pernod Ricard SA ADR	157	6,175
Societe Generale SA	248	6,222
Thales SA ADR	274	6,990
TotalEnergies SE	207	12,920
Vinci SA	59	5,893
		112,178
Germany | 0.4%
Bayerische Motoren Werke AG	76	6,783
Deutsche Bank AG	525	5,951
Deutsche Post AG	422	15,885
Mercedes-Benz Group AG	32	2,100
Mercer International, Inc.	336	3,911
Merck KGaA ADR	171	6,597
Telefonica Deutschland Holding AG	3,294	8,116
		49,343

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Hong Kong | 0.2%
AIA Group Ltd. ADR	154	$6,842
Jardine Matheson Holdings Ltd.	100	5,085
Swire Pacific Ltd., Class A	1,500	13,156
		25,083
Ireland | 0.0%
AerCap Holdings NV (*)	49	2,858

Israel | 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	4,472	7,715
Perion Network Ltd. (*)	64	1,619
		9,334
Italy | 0.1%
Poste Italiane SpA	429	4,184
UniCredit SpA	468	6,655
		10,839
Japan | 3.7%
ABC-Mart, Inc.	300	17,038
Canon, Inc.	600	12,974
Cosmo Energy Holdings Co. Ltd.	100	2,645
Daiwa House Industry Co. Ltd.	200	4,589
Electric Power Development Co. Ltd.	1,500	23,862
FUJIFILM Holdings Corp.	100	5,045
Hachijuni Bank Ltd.	1,700	7,093
Honda Motor Co. Ltd.	800	18,291
Hulic Co. Ltd.	700	5,509
Japan Post Bank Co. Ltd.	700	6,015
Japan Post Holdings Co. Ltd.	6,500	54,799
Japan Post Insurance Co. Ltd.	700	12,319
Japan Real Estate Investment Corp. REIT	2	8,760
Japan Tobacco, Inc.	1,500	30,330
Kansai Electric Power Co., Inc.	600	5,824
KDDI Corp.	600	18,134
Lawson, Inc.	400	15,329
McDonald’s Holdings Co. Japan Ltd.	200	7,610
Mizuho Financial Group, Inc.	1,000	14,134

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

MS&AD Insurance Group Holdings, Inc.	200	$6,401
NGK Spark Plug Co. Ltd.	100	1,845
Nihon Kohden Corp.	500	12,200
Nintendo Co. Ltd. ADR	593	6,179
Nippon Building Fund, Inc. REIT	2	8,931
Nippon Steel Corp.	200	3,482
Nippon Telegraph & Telephone Corp.	700	19,981
Nisshinbo Holdings, Inc.	600	4,413
Nomura Real Estate Holdings, Inc.	100	2,138
Olympus Corp. ADR	330	5,900
Osaka Gas Co. Ltd.	900	14,557
Rengo Co. Ltd.	800	5,496
Sankyo Co. Ltd.	500	20,473
Sega Sammy Holdings, Inc. NA	300	4,517
Shimano, Inc. ADR	274	4,300
Shin-Etsu Chemical Co. Ltd.	100	12,184
Shizuoka Financial Group, Inc.	400	3,215
Softbank Corp.	500	5,653
Sumco Corp.	200	2,676
Sumitomo Mitsui Financial Group, Inc.	300	12,088
Tokyo Gas Co. Ltd.	1,700	33,420
Tokyo Ohka Kogyo Co. Ltd.	100	4,505
Tokyu Fudosan Holdings Corp.	500	2,373
Toshiba Corp.	100	3,505
Yamazaki Baking Co. Ltd.	800	9,594
		480,326
Monaco | 0.0%
Scorpio Tankers, Inc.	41	2,205

Netherlands | 0.9%
Adyen NV (*)	2	2,768
ASML Holding NV	26	14,074
BNP Paribas Emissions- und Handelsgesellschaft mbH	485	5,917
Eurocommercial Properties NV REIT	188	4,535
Koninklijke Ahold Delhaize NV	386	11,091
Koninklijke KPN NV	1,483	4,588

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

NN Group NV	51	$2,083
Shell PLC	1,273	36,176
Wolters Kluwer NV	243	25,384
Wolters Kluwer NV ADR	108	11,313
		117,929
New Zealand | 0.1%
Spark New Zealand Ltd.	4,217	14,454

Norway | 0.1%
Orkla ASA	1,575	11,379

Puerto Rico | 0.0%
OFG Bancorp	36	992

Singapore | 0.3%
Jardine Cycle & Carriage Ltd.	600	12,819
Oversea-Chinese Banking Corp. Ltd.	900	8,166
Sembcorp Industries Ltd.	3,100	7,805
Singapore Telecommunications Ltd. NA	2,500	4,800
STMicroelectronics NV	89	3,164
		36,754
Spain | 0.2%
Banco Bilbao Vizcaya Argentaria SA	382	2,307
Banco Santander SA	472	1,413
Corporacion Financiera Alba SA	33	1,524
Iberdrola SA	94	1,100
Industria de Diseno Textil SA	412	10,971
Industria de Diseno Textil SA ADR	355	4,734
		22,049
Sweden | 0.2%
Assa Abloy AB ADR	414	4,430
Epiroc AB ADR	584	10,652
Hexagon AB ADR	751	7,818
Telefonaktiebolaget LM Ericsson, B Shares	1,039	6,085
		28,985

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Switzerland | 0.2%
ABB Ltd. ADR	280	$8,529
Novartis AG	62	5,616
PSP Swiss Property AG	99	11,642
Swatch Group AG	579	8,216
		34,003
United Kingdom | 1.3%
Barclays PLC	3,690	7,094
Coca-Cola Europacific Partners PLC	134	7,413
Compass Group PLC	243	5,615
Diageo PLC ADR	65	11,583
HSBC Holdings PLC	1,713	10,683
Investec PLC	583	3,605
Linde PLC	7	2,283
LXI REIT PLC REIT	1,852	2,519
National Grid PLC	725	8,708
NatWest Group PLC	2,418	7,719
RELX PLC ADR	414	11,476
Serco Group PLC	3,579	6,693
SSE PLC	344	7,095
Standard Chartered PLC	2,846	21,361
Unilever PLC	814	41,066
Unilever PLC ADR	228	11,480
		166,393
United States | 21.8%
3M Co.	40	4,797
Abbott Laboratories	414	45,453
Academy Sports & Outdoors, Inc.	68	3,573
Accenture PLC, Class A	57	15,210
Activision Blizzard, Inc.	110	8,420
Adobe, Inc. (*)	4	1,346
Affiliated Managers Group, Inc.	32	5,070
Allison Transmission Holdings, Inc.	179	7,446
Alphabet, Inc., Class A (*)	184	16,234
Alphabet, Inc., Class C (*)	328	29,103
Altria Group, Inc.	515	23,541

The accompanying notes are an integral part of these financial statements.

46  Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Amazon.com, Inc. (*)	152	$12,768
Amdocs Ltd.	357	32,451
Ameren Corp.	129	11,471
American Electric Power Co., Inc.	271	25,731
American Express Co.	6	886
American International Group, Inc.	77	4,869
AmerisourceBergen Corp.	109	18,062
AMN Healthcare Services, Inc. (*)	94	9,665
Amphenol Corp., Class A	136	10,355
Aon PLC, Class A	101	30,314
Apple, Inc.	693	90,041
Applied Materials, Inc.	106	10,322
AT&T, Inc.	2,759	50,793
Automatic Data Processing, Inc.	50	11,943
AutoZone, Inc. (*)	7	17,263
Avery Dennison Corp.	29	5,249
Bank of America Corp.	236	7,816
Bath & Body Works, Inc.	103	4,340
Biogen, Inc. (*)	18	4,985
BJ’s Wholesale Club Holdings, Inc. (*)	137	9,064
BlueLinx Holdings, Inc. (*)	36	2,560
Booking Holdings, Inc. (*)	1	2,015
Booz Allen Hamilton Holding Corp.	117	12,229
Boston Scientific Corp. (*)	191	8,838
Bristol-Myers Squibb Co.	519	37,342
Broadcom, Inc.	30	16,774
BRP, Inc.	79	6,032
Cadence Design Systems, Inc. (*)	102	16,385
Cal-Maine Foods, Inc.	167	9,093
Campbell Soup Co.	238	13,506
Cardinal Health, Inc.	164	12,607
Caterpillar, Inc.	13	3,114
Cboe Global Markets, Inc.	48	6,023
Charles Schwab Corp.	127	10,574
Charter Communications, Inc., Class A (*)	39	13,225
Chegg, Inc. (*)	76	1,921

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Cheniere Energy, Inc.	12	$1,800
Chesapeake Energy Corp.	26	2,454
Chipotle Mexican Grill, Inc. (*)	5	6,937
Chubb Ltd.	52	11,471
Cigna Corp.	83	27,501
Cisco Systems, Inc.	102	4,859
Citizens Financial Group, Inc.	32	1,260
CME Group, Inc.	37	6,222
CMS Energy Corp.	195	12,349
Coca-Cola Co.	239	15,203
Cognizant Technology Solutions Corp., Class A	136	7,778
Colgate-Palmolive Co.	433	34,116
Comcast Corp., Class A	275	9,617
Computershare Ltd. ADR	350	6,216
Comstock Resources, Inc.	120	1,645
Consolidated Edison, Inc.	57	5,433
Copart, Inc. (*)	90	5,480
Corteva, Inc.	189	11,109
Coterra Energy, Inc.	299	7,346
Crowdstrike Holdings, Inc., Class A (*)	14	1,474
CSL Ltd.	74	14,429
CVS Health Corp.	277	25,814
D.R. Horton, Inc.	19	1,694
Danaher Corp.	18	4,778
Darden Restaurants, Inc.	15	2,075
Darling Ingredients, Inc. (*)	36	2,253
Dave & Buster’s Entertainment, Inc. (*)	60	2,126
Deere & Co.	18	7,718
Diamondback Energy, Inc.	22	3,009
Dick’s Sporting Goods, Inc.	24	2,887
Digital Realty Trust, Inc. REIT	84	8,423
Dillard’s, Inc. Class A	17	5,494
Dollar General Corp.	40	9,850
Donnelley Financial Solutions, Inc. (*)	59	2,280
Dropbox, Inc. Class A (*)	226	5,058
Electronic Arts, Inc.	40	4,887

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Elevance Health, Inc.	17	$8,720
Eli Lilly & Co.	115	42,072
EMCOR Group, Inc.	58	8,590
Equinix, Inc. REIT	35	22,926
Equitable Holdings, Inc.	80	2,296
Estee Lauder Cos., Inc., Class A	43	10,669
Everest Re Group Ltd.	51	16,895
Exxon Mobil Corp.	72	7,942
Fair Isaac Corp. N Ap (*)	3	1,796
Fidelity National Financial, Inc.	144	5,417
FirstEnergy Corp. N Ap	202	8,472
Fiserv, Inc. (*)	82	8,288
Flowers Foods, Inc.	585	16,813
FNB Corp.	302	3,941
Fortinet, Inc. (*)	216	10,560
Gartner, Inc. (*)	9	3,025
General Mills, Inc.	217	18,195
Gilead Sciences, Inc.	496	42,582
GMS, Inc. (*)	50	2,490
Goldman Sachs Group, Inc.	16	5,494
Grand Canyon Education, Inc. (*)	71	7,502
GSK PLC	739	12,851
H&R Block, Inc.	170	6,207
Haemonetics Corp. (*)	64	5,034
Haleon PLC (*)	478	1,912
Hartford Financial Services Group, Inc.	35	2,654
HCA Healthcare, Inc.	41	9,838
Henry Schein, Inc. (*)	93	7,428
Hershey Co.	111	25,704
Hologic, Inc. (*)	70	5,237
Home Depot, Inc.	19	6,001
ICF International, Inc. N Ap	55	5,448
IDEX Corp.	11	2,512
Ingles Markets, Inc., Class A	82	7,910
Intercontinental Exchange, Inc.	255	26,160
International Game Technology PLC	111	2,517

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

IQVIA Holdings, Inc. (*)	56	$11,474
Jack Henry & Associates, Inc.	30	5,267
Jackson Financial, Inc., Class A	126	4,384
JB Hunt Transport Services, Inc.	49	8,544
Johnson & Johnson	288	50,875
JPMorgan Chase & Co.	53	7,107
Kellogg Co.	304	21,657
Keysight Technologies, Inc. (*)	180	30,793
Kforce, Inc.	104	5,702
Kimberly-Clark Corp.	240	32,580
Kroger Co.	257	11,457
Lattice Semiconductor Corp. (*)	15	973
Life Storage, Inc.	69	6,796
Lockheed Martin Corp.	21	10,216
Magnolia Oil & Gas Corp., Class A	112	2,626
Marathon Oil Corp.	135	3,654
Marathon Petroleum Corp.	23	2,677
MasterCard, Inc., Class A	71	24,689
McDonald’s Corp.	143	37,685
McKesson Corp.	16	6,002
Medpace Holdings, Inc. (*)	9	1,912
Medtronic PLC	31	2,409
Merck & Co., Inc.	605	67,125
Meta Platforms, Inc., Class A (*)	74	8,905
Microsoft Corp.	173	41,489
Molina Healthcare, Inc. (*)	27	8,916
Mosaic Co.	93	4,080
Motorola Solutions, Inc.	98	25,256
Mueller Industries, Inc.	35	2,065
Nasdaq, Inc.	152	9,325
National Fuel Gas Co.	461	29,181
Netflix, Inc. (*)	10	2,949
News Corp. Class B	550	10,142
NIKE, Inc., Class B	75	8,776
NiSource, Inc.	86	2,358
NRG Energy, Inc.	35	1,114

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Nucor Corp.	61	$8,040
NVIDIA Corp.	8	1,169
NVR, Inc. (*)	1	4,613
O’Reilly Automotive, Inc. (*)	52	43,890
O-I Glass, Inc. (*)	129	2,138
Occidental Petroleum Corp.	30	1,890
Old Republic International Corp.	187	4,516
ON Semiconductor Corp. (*)	36	2,245
Ovintiv, Inc.	57	2,890
PACCAR, Inc. N Ap	60	5,938
Paychex, Inc.	228	26,348
Paycom Software, Inc. (*)	8	2,482
PepsiCo, Inc.	294	53,114
Pfizer, Inc.	309	15,833
Philip Morris International, Inc.	76	7,692
Piedmont Office Realty Trust, Inc. REIT Class A	190	1,742
Pinnacle West Capital Corp.	107	8,136
Pinterest, Inc. Class A (*)	90	2,185
Pioneer Natural Resources Co.	9	2,056
PNM Resources, Inc.	188	9,173
Portland General Electric Co.	114	5,586
Premier, Inc., Class A	154	5,387
Procter & Gamble Co.	299	45,316
PTC, Inc. (*)	73	8,763
Public Storage REIT	76	21,294
QIAGEN NV (*)	223	11,223
QUALCOMM, Inc.	66	7,256
Qualys, Inc. (*)	46	5,163
Regeneron Pharmaceuticals, Inc. (*)	16	11,544
Republic Services, Inc.	293	37,794
Roche Holding AG	102	32,055
Rockwell Automation, Inc.	29	7,470
S&P Global, Inc.	33	11,053
SBA Communications Corp. REIT	44	12,334
Schlumberger Ltd.	45	2,406
Sempra Energy	103	15,918

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Service Corp. International	171	$11,823
ServiceNow, Inc. (*)	6	2,330
Simon Property Group, Inc. REIT	61	7,166
Sirius XM Holdings, Inc.	912	5,326
SLM Corp.	303	5,030
Southwestern Energy Co. (*)	269	1,574
Starbucks Corp.	105	10,416
Steel Dynamics, Inc.	97	9,477
Stellantis NV	727	10,298
Stewart Information Services Corp.	49	2,094
Synchrony Financial	53	1,742
Synopsys, Inc. (*)	128	40,869
Sysco Corp.	69	5,275
Target Corp.	9	1,341
Tesla, Inc. (*)	87	10,717
Tetra Tech, Inc.	57	8,276
Texas Instruments, Inc.	99	16,357
Texas Roadhouse, Inc.	95	8,640
Thermo Fisher Scientific, Inc.	24	13,217
TJX Cos., Inc.	159	12,656
TopBuild Corp. (*)	20	3,130
Tractor Supply Co.	18	4,049
Travelers Cos., Inc.	73	13,687
U-Haul Holding Co.	209	12,017
UFP Industries, Inc.	58	4,596
Ulta Beauty, Inc. (*)	16	7,505
UMH Properties, Inc. REIT	117	1,884
United Parcel Service, Inc., Class B	13	2,260
United Therapeutics Corp. (*)	19	5,284
UnitedHealth Group, Inc.	89	47,186
Unum Group	60	2,462
Valero Energy Corp.	53	6,724
Verizon Communications, Inc.	990	39,006
Vertex Pharmaceuticals, Inc. (*)	70	20,215
Virtu Financial, Inc., Class A	240	4,898
Visa, Inc., Class A	136	28,255

The accompanying notes are an integral part of these financial statements.

52  Annual Report

			Fair
Description		Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Vistra Corp.		50	$1,160
Warner Music Group Corp., Class A		113	3,957
Waste Management, Inc.		233	36,553
WEC Energy Group, Inc.		46	4,313
Wells Fargo & Co.		230	9,497
Westamerica BanCorp		125	7,376
Westlake Corp.		20	2,051
Weyerhaeuser Co. REIT		33	1,023
White Mountains Insurance Group Ltd.		9	12,729
Williams-Sonoma, Inc.		17	1,954
Willis Towers Watson PLC		48	11,740
WW Grainger, Inc.		34	18,912
Xcel Energy, Inc.		299	20,963
Zoetis, Inc.		52	7,621
			2,851,405
Total Common Stocks (Cost $3,597,755)			4,235,832

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Corporate Bonds | 22.0%

Canada | 1.0%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	150	$134,793

Germany | 0.9%
Mercedes-Benz Group AG, 0.750%, 09/10/30	EUR	135	118,101

Switzerland | 0.5%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	72	61,956

The accompanying notes are an integral part of these financial statements.

Annual Report  53

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

United States | 19.6%
Adobe, Inc., 2.300%, 02/01/30	USD	55	$46,897
Alphabet, Inc., 1.100%, 08/15/30	USD	75	58,693
Amazon.com, Inc., 3.150%, 08/22/27	USD	60	56,380
American Express Co., 4.050%, 05/03/29	USD	45	42,851
Amgen, Inc., 3.000%, 02/22/29	USD	55	48,703
Apple, Inc., 1.125%, 05/11/25	USD	110	101,272
Ball Corp., 4.875%, 03/15/26	USD	75	72,647
Bank of America Corp.:
1.486% (SOFR + 1.460%), 05/19/24 (§)	USD	60	59,059
1.978% (CDOR 3 Month + 0.600%), 09/15/27 (§)	CAD	155	101,866
Citigroup, Inc., 1.281% (SOFR + 0.528%), 11/03/25 (§)	USD	145	133,608
Clean Harbors, Inc., 4.875%, 07/15/27	USD	75	71,062
Goldman Sachs Group, Inc., 1.992% (SOFR + 1.090%), 01/27/32 (§)	USD	105	79,991
Home Depot, Inc., 5.875%, 12/16/36	USD	40	42,777
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	215	150,848
Johnson Controls International PLC, 1.750%, 09/15/30	USD	105	83,872
JPMorgan Chase & Co., 3.540% (USD LIBOR 3 Month + 1.380%), 05/01/28 (§)	USD	150	138,032

The accompanying notes are an integral part of these financial statements.

54  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Kimberly-Clark Corp., 3.200%, 04/25/29	USD	48	$43,823
McDonald’s Corp., 3.125%, 03/04/25	CAD	135	96,257
Microsoft Corp., 3.500%, 11/15/42	USD	65	54,464
Morgan Stanley, 3.625%, 01/20/27	USD	140	132,022
Mueller Water Products, Inc., 4.000%, 06/15/29 (#)	USD	80	70,300
PepsiCo, Inc., 2.875%, 10/15/49	USD	80	57,155
Pfizer, Inc., 2.625%, 04/01/30	USD	60	52,705
Procter & Gamble Co., 1.200%, 10/29/30	USD	40	31,384
Prologis LP REIT, 1.250%, 10/15/30	USD	165	125,081
Schneider Electric SE, 0.875%, 12/13/26	EUR	100	97,354
Service Corp. International, 4.625%, 12/15/27	USD	80	74,724
Starbucks Corp., 4.450%, 08/15/49	USD	65	55,246
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	95	79,927
United Rentals North America, Inc., 4.875%, 01/15/28	USD	75	71,074
Verizon Communications, Inc., 3.875%, 02/08/29	USD	144	135,110
Visa, Inc., 0.750%, 08/15/27	USD	115	97,855
			2,563,039
Total Corporate Bonds (Cost $3,166,620)			2,877,889

The accompanying notes are an integral part of these financial statements.

Annual Report  55

			Fair
Description		Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Exchange-Traded Funds | 1.2%
iShares MSCI World ETF (Cost $119,493)		1,418	$154,917

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Foreign Government Obligations | 28.9%

Australia | 2.1%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	200	$106,585
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	315	166,197
			272,782
Bahamas | 0.7%
Bahamas Government International Bonds, 6.950%, 11/20/29	USD	115	86,343

Canada | 4.1%
British Columbia, 3.200%, 06/18/44	CAD	245	152,654
Export Development Canada, 1.650%, 07/31/24	CAD	150	106,315
Quebec, 1.850%, 02/13/27	CAD	255	174,308
Vancouver, 2.900%, 11/20/25	CAD	140	99,975
			533,252
Chile | 1.8%
Bonos de la Tesoreria de la Republica en pesos:
5.800%, 06/01/24	CLP	90,000	103,713
2.300%, 10/01/28	CLP	130,000	128,006
			231,719

The accompanying notes are an integral part of these financial statements.

56  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Colombia | 0.3%
Colombia Government International Bonds, 9.850%, 06/28/27	COP	205,000	$36,240

Czech Republic | 1.2%
Czech Republic Government Bonds, 7.210%, 11/19/27	CZK	3,590	157,249

Denmark | 0.4%
Denmark Government Bond, 0.000%, 11/15/31	DKK	440	50,053

France | 0.8%
French Republic Government Bonds OAT, 1.750%, 06/25/39	EUR	125	109,127

Hungary | 0.3%
Hungary Government International Bonds, 1.750%, 06/05/35	EUR	60	42,101

Ireland | 0.6%
Ireland Government Bonds, 1.350%, 03/18/31	EUR	85	80,904

Japan | 1.4%
Japan International Cooperation Agency, 3.250%, 05/25/27	USD	200	189,538

Mexico | 2.0%
Mexico Bonos:
8.000%, 09/05/24	MXN	2,480	123,091
7.500%, 06/03/27	MXN	2,640	127,583
Mexico Government International Bonds, 6.750%, 02/06/24	GBP	5	6,105
			256,779

The accompanying notes are an integral part of these financial statements.

Annual Report  57

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Morocco | 0.6%
Morocco Government International Bonds, 1.500%, 11/27/31	EUR	100	$78,698

New Zealand | 2.8%
Housing New Zealand Ltd., 3.420%, 10/18/28	NZD	180	104,327
New Zealand Local Government Funding Agency Bonds:
2.250%, 04/15/24	NZD	285	173,640
2.000%, 04/15/37	NZD	225	91,635
			369,602
Norway | 1.5%
Oslo:
2.300%, 03/14/24	NOK	1,000	100,221
2.350%, 09/04/24	NOK	1,000	99,521
			199,742
Panama | 1.5%
Panama Government International Bonds, 8.875%, 09/30/27	USD	170	195,479

Peru | 1.2%
Peru Government Bonds, 6.150%, 08/12/32	PEN	394	91,213
Peruvian Government International Bonds, 3.000%, 01/15/34	USD	85	66,927
			158,140
Poland | 1.1%
Poland Government Bonds, 7.560% (WIBOR 6 Months), 05/25/28 (§)	PLN	660	142,382

Portugal | 0.6%
Portugal Obrigacoes do Tesouro OT, 1.650%, 07/16/32	EUR	90	81,958

Singapore | 0.9%
Singapore Government Bonds, 3.375%, 09/01/33	SGD	150	114,566

The accompanying notes are an integral part of these financial statements.

58  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Spain | 0.6%
Spain Government Bonds, 1.000%, 07/30/42	EUR	125	$81,635

Switzerland | 0.4%
Swiss Confederation Government Bonds, 0.500%, 06/27/32	CHF	55	53,877

Thailand | 1.4%
Thailand Government Bonds, 1.585%, 12/17/35	THB	7,255	178,475

United Kingdom | 0.6%
U.K. Gilts, 0.875%, 07/31/33	GBP	90	81,213

Total Foreign Government Obligations (Cost $4,191,793)			3,781,854

Quasi Government Bonds | 1.7%

Germany | 1.7%
Kreditanstalt fuer Wiederaufbau:
0.000%, 09/15/28	EUR	55	49,609
1.750%, 09/14/29	USD	200	172,416

Total Quasi Government Bonds (Cost $241,274)			222,025

Supranational Bonds | 7.1%
Asian Development Bank, 2.125%, 03/19/25	USD	73	69,151
European Investment Bank, 1.000%, 01/28/28	CAD	205	132,289
Inter-American Development Bank, 7.875%, 03/14/23	IDR	2,370,000	152,864

The accompanying notes are an integral part of these financial statements.

Annual Report  59

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Inter-American Investment Corp., 1.100%, 06/30/26	AUD	62	$37,381
International Bank for Reconstruction & Development:
1.900%, 01/16/25	CAD	205	144,443
2.900%, 11/26/25	AUD	135	88,712
1.250%, 03/16/26	NOK	990	95,163
1.125%, 09/13/28	USD	62	52,479
International Finance Corp.:
2.125%, 04/07/26	USD	80	74,706
1.500%, 04/15/35	AUD	172	77,917

Total Supranational Bonds (Cost $1,052,001)			925,105

U.S. Treasury Securities | 2.4%
U.S. Treasury Bond, 2.250%, 05/15/41 (Cost $296,610)	USD	415	311,979

			Fair
Description		Shares	Value

Short-Term Investments | 3.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $456,557)		456,557	$456,557

Total Investments | 99.2% (Cost $13,122,103) (»)			$12,966,158

Cash and Other Assets in Excess of Liabilities | 0.8%			110,692

Net Assets | 100.0%			$13,076,850

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2022:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

AUD	12,346	USD	7,800	HSB	02/08/23	$618	$—
AUD	23,735	USD	16,000	HSB	02/08/23	183	—
AUD	38,333	USD	24,600	JPM	02/08/23	1,535	—
AUD	190,180	USD	123,299	JPM	02/08/23	6,366	—
AUD	23,605	USD	15,884	SSB	03/29/23	243	—
CAD	32,136	USD	23,772	CIT	02/08/23	—	33
CAD	4,429	USD	3,320	HSB	02/08/23	—	48
CAD	19,220	USD	14,000	HSB	02/08/23	198	—
CAD	20,407	USD	15,000	HSB	02/08/23	75	—
CAD	35,467	USD	26,600	JPM	02/08/23	—	400
CHF	2,605	USD	2,600	HSB	02/08/23	227	—
CHF	43,400	USD	44,869	HSB	02/08/23	2,244	—
CHF	7,328	USD	7,573	MSC	02/08/23	382	—
CHF	22,255	USD	24,158	SSB	03/29/23	132	—
CNH	321,665	USD	44,200	HSB	02/08/23	2,402	—
CNH	401,789	USD	58,000	HSB	02/08/23	210	—
CNH	1,428,430	USD	200,954	HSB	02/08/23	5,992	—
CNH	2,750,893	USD	386,188	HSB	02/08/23	12,351	—
CNH	202,831	USD	28,500	HSB	02/28/23	933	—
CNH	1,143,653	USD	160,595	JPM	02/08/23	5,093	—
COP	36,332,019	USD	6,900	HSB	04/25/23	435	—
CZK	78,092	USD	3,100	HSB	01/11/23	354	—
CZK	1,048,309	USD	44,000	JPM	01/11/23	2,368	—
CZK	2,241,851	USD	90,051	JPM	01/11/23	9,108	—
EUR	373,835	USD	376,103	CIT	02/08/23	24,998	—
EUR	59,034	USD	63,200	HSB	02/08/23	140	—
EUR	90,458	USD	88,900	HSB	02/08/23	8,155	—
EUR	111,599	USD	112,200	HSB	02/08/23	7,538	—
EUR	122,042	USD	129,000	HSB	02/08/23	1,943	—
EUR	398,824	USD	401,313	HSB	02/08/23	26,600	—
EUR	81,184	USD	86,730	JPM	02/08/23	376	—
EUR	54,979	USD	58,734	JPM	03/29/23	461	—
EUR	20,194	USD	21,572	SSB	03/29/23	170	—
GBP	14,989	USD	18,083	CIT	02/08/23	55	—
GBP	17,595	USD	19,700	HSB	02/08/23	1,591	—

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

GBP	25,345	USD	31,000	JPM	02/08/23	$—	$331
GBP	31,429	USD	37,500	JPM	02/08/23	531	—
GBP	42,071	USD	48,400	JPM	02/08/23	2,508	—
GBP	77,702	USD	90,099	JPM	02/08/23	3,924	—
GBP	120,288	USD	138,328	JPM	02/08/23	7,227	—
HUF	12,293,574	USD	32,000	HSB	02/08/23	630	—
JPY	12,330,904	USD	91,000	CIT	02/08/23	3,376	—
JPY	27,965,431	USD	192,320	CIT	02/08/23	21,717	—
JPY	4,255,210	USD	30,300	HSB	02/08/23	2,268	—
JPY	127,825,492	USD	879,180	HSB	02/08/23	99,151	—
KRW	26,220,000	USD	20,000	JPM	04/18/23	885	—
KRW	130,296,332	USD	91,375	JPM	04/18/23	12,410	—
MXN	61,968	USD	3,100	HSB	02/08/23	60	—
NOK	522,162	USD	51,500	HSB	02/08/23	1,873	—
NZD	221,478	USD	140,229	HSB	02/08/23	456	—
NZD	267,350	USD	155,067	JPM	02/08/23	14,756	—
PLN	17,580	USD	3,600	HSB	02/08/23	401	—
PLN	163,073	USD	36,974	HSB	02/08/23	141	—
RON	42,079	USD	8,300	HSB	02/08/23	798	—
RON	692,870	USD	134,204	HSB	02/08/23	15,600	—
SEK	22,210	USD	2,000	HSB	02/08/23	133	—
SEK	288,391	USD	25,969	HSB	02/08/23	1,723	—
SEK	73,529	USD	6,622	JPM	02/08/23	438	—
SEK	488,845	USD	46,000	JPM	02/08/23	939	—
SGD	80,923	USD	59,200	JPM	02/08/23	1,253	—
THB	46,523	USD	1,250	JPM	03/13/23	102	—
USD	22,411	AUD	32,987	HSB	02/08/23	—	79
USD	148,831	AUD	228,958	HSB	02/08/23	—	7,274
USD	22,000	AUD	32,455	JPM	02/08/23	—	128
USD	25,521	AUD	39,332	JPM	02/08/23	—	1,295
USD	285,433	AUD	439,309	JPM	02/08/23	—	14,090
USD	394,326	CAD	533,066	CIT	02/08/23	550	—
USD	14,946	CAD	20,397	CIT	03/29/23	—	128
USD	6,609	CAD	9,019	HSB	02/08/23	—	53
USD	7,152	CAD	9,695	HSB	02/08/23	—	10
USD	43,000	CAD	58,253	HSB	02/08/23	—	32

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

USD	59,065	CAD	79,946	HSB	02/08/23	$9	$—
USD	26,216	CAD	35,389	JPM	02/08/23	74	—
USD	48,213	CAD	64,009	JPM	02/08/23	930	—
USD	62,219	CAD	84,782	JPM	02/08/23	—	410
USD	347,507	CAD	469,709	JPM	02/08/23	532	—
USD	4,769	CHF	4,721	HSB	02/08/23	—	355
USD	5,139	CHF	4,775	HSB	02/08/23	—	45
USD	44,325	CHF	43,400	HSB	02/08/23	—	2,788
USD	7,488	CHF	7,328	MSC	02/08/23	—	466
USD	95,039	CLP	89,878,345	CIT	03/15/23	—	9,965
USD	41,154	CLP	38,894,640	HSB	03/15/23	—	4,286
USD	46,503	CLP	40,248,524	HSB	03/15/23	—	519
USD	130,000	CNH	904,671	HSB	02/08/23	—	1,065
USD	38,149	COP	193,704,616	HSB	04/25/23	—	956
USD	9,944	CZK	247,465	HSB	01/11/23	—	1,001
USD	89,343	CZK	2,223,395	HSB	01/11/23	—	9,001
USD	7,802	CZK	180,091	JPM	01/11/23	—	164
USD	14,484	CZK	360,641	JPM	01/11/23	—	1,468
USD	22,211	CZK	544,020	JPM	01/11/23	—	1,852
USD	44,741	CZK	1,021,639	JPM	01/11/23	—	447
USD	45,900	CZK	1,131,471	JPM	01/11/23	—	4,146
USD	11,352	DKK	79,017	SSB	03/29/23	—	96
USD	53,733	EUR	50,727	CIT	02/08/23	—	693
USD	49,793	EUR	46,782	HSB	02/08/23	—	401
USD	51,401	EUR	51,802	HSB	02/08/23	—	4,179
USD	25,221	EUR	25,000	JPM	02/08/23	—	1,602
USD	274,000	EUR	256,155	JPM	02/08/23	—	837
USD	9,721	GBP	7,932	CIT	02/08/23	123	—
USD	8,602	GBP	7,621	HSB	02/08/23	—	620
USD	30,464	GBP	26,491	JPM	02/08/23	—	1,592
USD	63,000	GBP	52,156	JPM	02/08/23	—	111
USD	23,557	GBP	19,314	SSB	03/29/23	159	—
USD	60,619	IDR	940,134,520	JPM	01/20/23	126	—
USD	189,000	JPY	25,059,838	HSB	02/08/23	—	2,799
USD	166,464	JPY	22,522,486	JPM	03/29/23	—	7,105
USD	62,966	JPY	8,518,758	SSB	03/29/23	—	2,683

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Lazard Global Dynamic Multi-Asset Portfolio (concluded)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

USD	19,335	MXN	383,983	HSB	02/08/23	$—	$247
USD	53,908	MXN	1,104,590	HSB	02/08/23	—	2,423
USD	16,995	MXN	337,984	JPM	02/08/23	—	241
USD	104,314	MXN	2,137,763	JPM	02/08/23	—	4,706
USD	42,379	NOK	444,215	HSB	02/08/23	—	3,026
USD	228,996	NOK	2,400,613	JPM	02/08/23	—	16,384
USD	58,000	NZD	91,055	HSB	02/08/23	161	—
USD	62,482	NZD	105,727	HSB	02/08/23	—	4,677
USD	300,118	NZD	504,200	HSB	02/08/23	—	20,153
USD	28,265	NZD	44,209	JPM	02/08/23	183	—
USD	185,108	NZD	310,934	JPM	02/08/23	—	12,399
USD	38,989	PEN	158,498	CIT	04/25/23	—	2,350
USD	40,738	PEN	165,520	HSB	04/25/23	—	2,432
USD	12,550	PLN	56,214	HSB	02/08/23	—	244
USD	15,788	PLN	76,330	HSB	02/08/23	—	1,585
USD	58,155	PLN	294,642	HSB	02/08/23	—	8,904
USD	16,930	PLN	85,888	JPM	02/08/23	—	2,618
USD	22,000	RON	102,181	HSB	02/08/23	—	92
USD	6,512	SGD	9,300	HSB	02/08/23	—	436
USD	7,735	SGD	10,459	HSB	02/08/23	—	78
USD	10,635	SGD	14,974	HSB	02/08/23	—	551
USD	49,000	SGD	66,343	JPM	02/08/23	—	561
USD	74,503	SGD	106,346	JPM	02/08/23	—	4,942
USD	12,349	THB	423,440	HSB	03/13/23	43	—
USD	13,600	THB	499,800	HSB	03/13/23	—	926
USD	40,835	THB	1,468,025	HSB	03/13/23	—	1,829
USD	62,786	THB	2,332,848	HSB	03/13/23	—	5,012
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$319,666	$182,369

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Description	Shares	Fair Value

Lazard Opportunistic Strategies Portfolio

Exchange-Traded Funds | 89.8%

Commodity | 8.4%
Invesco DB Agriculture Fund	201,855	$4,067,378
United States Oil Fund L.P.	8,534	598,319
		4,665,697

Equity Funds | 62.8%
Consumer Staples Select Sector SPDR Fund	80,467	5,998,815
First Trust NASDAQ Cybersecurity ETF	51,456	1,991,862
Franklin FTSE Japan ETF	119,267	2,867,179
Health Care Select Sector SPDR Fund	51,072	6,938,131
Invesco Russell 1000 Dynamic Multifactor ETF	26,178	1,124,083
iShares Core Dividend Growth ETF	53,455	2,672,750
iShares Currency Hedged MSCI Eurozone ETF	63,259	1,757,335
iShares Expanded Tech-Software Sector ETF	4,791	1,225,777
iShares MSCI Pacific ex Japan ETF	17,374	743,433
iShares MSCI USA Minimum Volatility ETF	25,962	1,871,860
SPDR S&P Global Infrastructure ETF	34,858	1,827,256
Vanguard Mid-Cap ETF	9,466	1,929,266
Vanguard S&P 500 Value ETF	13,820	1,935,629
Vanguard Small-Cap ETF	10,677	1,959,657
		34,843,033

Fixed-Income Funds | 15.6%
iShares 20+ Year Treasury Bond ETF	14,955	1,488,920
iShares iBoxx Investment Grade Corporate Bond ETF	16,545	1,744,339
iShares U.S. Treasury Bond ETF	72,814	1,654,334
Vanguard Short-Term Treasury ETF	65,157	3,767,378
		8,654,971

Specialty | 3.0%
Invesco DB US Dollar Index Bullish Fund	59,896	1,665,708

Total Exchange-Traded Funds (Cost $45,601,575)		49,829,409

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Description	Shares	Fair Value

Lazard Opportunistic Strategies Portfolio (continued)

Short-Term Investments | 10.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $5,893,448)	5,893,448	$5,893,448

Total Investments | 100.4% (Cost $51,495,023)		$55,722,857

Liabilities in Excess of Cash and Other Assets | (0.4)%		(203,678)

Net Assets | 100.0%		$55,519,179

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Lazard Opportunistic Strategies Portfolio (continued)

Total Return Swap Agreements open at December 31, 2022:

Currency	Counterparty	Notional Amount	Expiration Date	Receive	Pay	Rate	Payment Frequency	Unrealized Depreciation

USD	GSC	$525,658	10/23/23	Net appreciation and dividends paid, on securities in a custom momentum basket	Net depreciation, and dividend expense (if applicable), on securities in a custom momentum basket as well as financing charges at the referenced rate	SOFR +0.34bps	Upon Maturity(a)	$66,984
USD	GSC	425,679	10/23/23	Net appreciation and dividends paid, on securities in a custom momentum basket	Net depreciation, and dividend expense (if applicable), on securities in a custom momentum basket as well as financing charges at the referenced rate	SOFR +0.29bps	Upon Maturity(a)	83,624
Total gross unrealized depreciation on Total Return Swap Agreements								$150,608	*

(a)	For swap agreements, the net settlement will occur on the expiration date.
*	Includes accrued dividends and financing charges of $10,210.

The following tables represent the shares of the individual securities and related fair values underlying the custom total return basket swap agreements with GSC, as of December 31, 2022:

Securities within GSCBLZIP (SOFR+0.34bps)	Shares	Fair Value

Affirm Holdings, Inc.	476	$4,603
Alkami Technology, Inc.	746	10,884
Bentley Systems Inc., Class B	324	11,975
Bigcommerce Holdings, Series 1	658	5,751
Chewy Inc., Class A	302	11,198
Ci&T Inc., Class A	1,169	7,599
Cloudflare Inc., Class A	175	7,912
Coinbase Global Inc., Class A	155	5,485
Confluent Inc., Class A	427	9,496
Doordash Inc., Class A	182	8,885
Doximity Inc., Class A	343	11,511

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Lazard Opportunistic Strategies Portfolio (continued)

Securities within GSCBLZIP (SOFR+0.34bps)	Shares	Fair Value

Duck Creek Technologies Inc.	898	$10,821
Enfusion Inc., Class A	857	8,287
Expensify Inc., Class A	674	5,951
Fiverr International Ltd.	335	9,762
Forgerock Inc., Class A	657	14,960
Freshworks Inc., Class A	720	10,591
Hireright Holdings Corp.	668	7,922
Jfrog Ltd.	536	11,433
Lyft Inc., Class A	656	7,229
Marqeta Inc., Class A	1,477	9,024
Meridianlink Inc.	637	8,746
Monday.Com Ltd.	80	9,760
Ncino Inc.	307	8,117
Nuvei Corp-Subordinate Vtg	339	8,614
Paya Holdings Inc.	1,779	14,001
Payoneer Global Inc.	1,758	9,616
Pinterest Inc., Class A	420	10,198
Poshmark Inc., Class A	744	13,303
Powerschool Holdings Inc., Class A	583	13,456
Procore Technologies Inc.	201	9,483
Qualtrics International, Class A	954	9,903
Remitly Global Inc.	1,014	11,610
Riskified Ltd., Class A	2,476	11,439
Robinhood Markets Inc., Class A	1,043	8,490
Rocket Cos Inc., Class A	1,409	9,863
Sentinelone Inc., Class A	391	5,705
Shift4 Payments Inc., Class A	223	12,472
Sofi Technologies Inc.	1,768	8,150
Squarespace Inc., Class A	488	10,819
Thoughtworks Holding Inc.	850	8,662
Toast Inc., Class A	566	10,205
Uber Technologies Inc.	339	8,383
Uipath Inc., Class A	766	9,736
Unity Software Inc.	292	8,320
Upstart Holdings Inc.	458	6,055
Vertex Inc., Class A	778	11,289
Vimeo Inc.	2,170	7,443
Zoom Video Communications., Class A	137	9,280
Total Fair Value		$464,397

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Lazard Opportunistic Strategies Portfolio (concluded)

Securities within GSCBLZCL (SOFR+0.29bps)	Shares	Fair Value

Bill.Com Holdings Inc.	208	$22,664
Cloudflare Inc., Class A	496	22,424
Crowdstrike Holdings Inc., Class A	173	18,215
Datadog Inc., Class A	325	23,888
Docusign Inc.	535	29,650
Elastic Nv	370	19,055
Hubspot Inc.	104	30,070
Mongodb Inc.	138	27,164
Okta Inc.	515	35,190
Shopify Inc., Class A	925	32,107
Snowflake Inc., Class A	162	23,253
Twilio Inc., Class A	400	19,584
Unity Software Inc.	826	23,615
Zscaler Inc.	175	19,583
Total Fair Value		$346,462

The accompanying notes are an integral part of these financial statements.

Annual Report  69

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•)

Common Stocks | 64.6%

Australia | 3.0%
Atlas Arteria Ltd.	12,842	$57,741
Aurizon Holdings Ltd.	136,087	343,249
Dexus REIT	71,575	376,255
Goodman Group REIT	19,824	232,905
Transurban Group	3,261	28,795
		1,038,945
Brazil | 1.5%
CCR SA	69,800	142,968
Cia de Saneamento Basico do Estado de Sao Paulo	9,500	101,629
Multiplan Empreendimentos Imobiliarios SA	64,600	268,245
		512,842
Canada | 5.5%
Agnico Eagle Mines Ltd.	2,302	119,681
Atco Ltd., Class I	2,937	91,928
Canadian National Railway Co.	5,776	686,124
Canadian Utilities Ltd., Class A	9,455	255,927
Enbridge, Inc.	11,053	431,997
Hydro One Ltd.	9,080	243,229
SmartCentres REIT	4,604	91,060
		1,919,946
China | 0.4%
C&D International Investment Group Ltd.	44,000	128,270

France | 4.1%
Aeroports de Paris (*)	1,424	191,503
Engie SA	27,713	396,962
Eutelsat Communications SA	2,787	20,811
Unibail-Rodamco-Westfield REIT (*)	4,144	215,720
Vinci SA	6,135	612,733
		1,437,729
Hong Kong | 0.2%
CK Infrastructure Holdings Ltd.	3,200	16,750
Power Assets Holdings Ltd.	6,500	35,603
		52,353

The accompanying notes are an integral part of these financial statements.

70  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Italy | 1.8%
Hera SpA	7,836	$21,186
Italgas SpA	6,251	34,662
Snam SpA	18,640	90,501
Terna - Rete Elettrica Nazionale	66,665	493,439
		639,788

Japan | 2.4%
Hankyu Hanshin Holdings, Inc.	9,100	270,540
Hulic Co. Ltd.	16,300	128,284
Industrial & Infrastructure Fund Investment Corp. REIT	176	203,548
Japan Prime Realty Investment Corp. REIT	33	92,801
Katitas Co. Ltd.	2,500	57,498
Tokyo Gas Co. Ltd.	3,300	64,874
		817,545

Luxembourg | 0.1%
SES SA	3,184	20,785

Portugal | 0.8%
Energias de Portugal SA	54,602	272,016

Singapore | 0.2%
Parkway Life REIT	24,400	68,458

South Africa | 0.9%
Growthpoint Properties Ltd.	360,174	306,153

Spain | 0.4%
Aena SME SA (*)	242	30,478
Ferrovial SA	4,332	113,322
		143,800

Switzerland | 0.1%
Flughafen Zurich AG (*)	204	31,610

The accompanying notes are an integral part of these financial statements.

Annual Report  71

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Taiwan | 0.2%
Ruentex Development Co. Ltd.	57,000	$80,153

United Kingdom | 4.2%
LondonMetric Property PLC REIT	29,670	61,757
National Grid PLC	45,990	552,403
Pennon Group PLC	2,573	27,660
Segro PLC REIT	19,688	182,006
Severn Trent PLC	1,930	61,894
SSE PLC	25,305	521,939
United Utilities Group PLC	5,236	62,787
		1,470,446

United States | 38.8%
Alexandria Real Estate Equities, Inc.	2,261	329,360
Ameren Corp.	1,313	116,752
American Electric Power Co., Inc.	5,655	536,942
American Homes 4 Rent, Class A REIT	11,077	333,861
American Tower Corp. REIT	1,612	341,518
Apartment Income REIT Corp. REIT	9,521	326,666
Apple Hospitality REIT, Inc.	15,801	249,340
AvalonBay Communities, Inc. REIT	2,894	467,439
Brixmor Property Group, Inc.	3,110	70,504
CF Industries Holdings, Inc.	1,429	121,751
Cheniere Energy, Inc.	3,138	470,574
Consolidated Edison, Inc.	256	24,399
Crown Castle, Inc.	3,368	456,836
CSX Corp.	3,128	96,905
Duke Energy Corp.	1,608	165,608
EastGroup Properties, Inc.	2,200	325,732
Edison International	3,156	200,785
Energy Transfer Equity LP	28,837	342,295
Enterprise Products Partners LP	12,024	290,019
Equinix, Inc. REIT	1,216	796,516
Essex Property Trust, Inc. REIT	1,365	289,271
Evergy, Inc.	1,139	71,677

The accompanying notes are an integral part of these financial statements.

72  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Exelon Corp.	7,673	$331,704
Extra Space Storage, Inc. REIT	1,640	241,375
Federal Realty Investment Trust	684	69,111
First Industrial Realty Trust, Inc. REIT	2,175	104,965
Hilton Worldwide Holdings, Inc.	2,479	313,246
Host Hotels & Resorts, Inc. REIT	17,758	285,016
Iron Mountain, Inc. REIT	5,520	275,172
Mid-America Apartment Communities, Inc. REIT	2,726	427,955
National Health Investors, Inc. REIT	4,376	228,515
National Storage Affiliates Trust	3,182	114,934
NiSource, Inc.	15,247	418,073
Norfolk Southern Corp.	501	123,456
Pinnacle West Capital Corp.	601	45,700
Prologis, Inc.	5,479	617,648
Public Storage REIT	551	154,385
SBA Communications Corp. REIT	3,127	876,529
Simon Property Group, Inc. REIT	3,671	431,269
SL Green Realty Corp. REIT	9,382	316,361
STAG Industrial, Inc., REIT	11,586	374,344
Sun Communities, Inc. REIT	1,127	161,161
Sunstone Hotel Investors, Inc. REIT	20,468	197,721
Targa Resources Corp.	6,946	510,531
Union Pacific Corp.	219	45,348
Xcel Energy, Inc.	5,871	411,616
		13,500,885

Total Common Stocks (Cost $21,855,149)		22,441,724

Exchange-Traded Funds | 4.5%
iShares Gold Trust (∆)	36,900	1,276,371
iShares Silver Trust (∆)	13,365	294,297

Total Exchange-Traded Funds (Cost $1,408,378)		1,570,668

The accompanying notes are an integral part of these financial statements.

Annual Report  73

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Real Assets Portfolio (•) (continued)

U.S. Treasury Securities | 4.8%
U.S. Treasury Bill, 0.000%, 02/09/23 (Cost $1,687,486)	USD	1,695	$1,688,238

			Fair
Description		Shares	Value

Short-Term Investments | 23.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (∆) (Cost $7,986,638)		7,986,638	$7,986,638

Total Investments (») | 96.9% (Cost $ 32,937,651)			$33,687,268

Cash and Other Assets in Excess of Liabilities | 3.1%			1,067,984

Net Assets | 100.0%			$34,755,252

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Lazard Real Assets Portfolio (•) (continued)

Forward Currency Contracts open at December 31, 2022:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

CHF	3,119	USD	3,384	HSB	03/29/23	$20	$—
EUR	50,480	USD	54,017	HSB	03/29/23	333	—
USD	78,189	AUD	113,234	HSB	03/29/23	830	—
USD	14,519	AUD	21,038	SSB	03/29/23	147	—
USD	6,097	CAD	8,313	HSB	03/29/23	—	46
USD	20,015	CAD	27,291	JPM	03/29/23	—	155
USD	2,501	CAD	3,410	SSB	03/29/23	—	19
USD	3,133	CHF	2,880	JPM	03/29/23	—	10
USD	32,263	CHF	29,611	SSB	03/29/23	—	56
USD	48,243	EUR	44,979	JPM	03/29/23	—	185
USD	564,760	EUR	526,195	SSB	03/29/23	—	1,783
USD	14,217	GBP	11,586	JPM	03/29/23	181	—
USD	271,673	GBP	221,374	SSB	03/29/23	3,485	—
USD	4,276	HKD	33,335	HSB	03/29/23	—	2
USD	4,771	HKD	37,125	JPM	03/29/23	7	—
USD	43,321	HKD	337,192	SSB	03/29/23	56	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$5,059	$2,256

The accompanying notes are an integral part of these financial statements.

Annual Report  75

Lazard Real Assets Portfolio (•) (continued)

Futures Contracts open at December 31, 2022 (∆):

	Number of	Notional	Expiration	Notional	Fair	Unrealized	Unrealized
Type	Contracts	Amount	Date	Cost	Value	Appreciation	Depreciation

Natural Gas	23	$230,000	02/24/2023	$1,362,673	$943,920	$—	$418,753
Sugar 11	4	448,000	02/28/2023	80,160	89,779	9,619	—
Cotton No. 2	3	150,000	03/09/2023	130,149	125,055	—	5,094
Low Sulphur Gasoil	4	400	03/10/2023	333,604	353,000	19,396	—
Soybean Oil	4	240,000	03/14/2023	149,016	153,768	4,752	—
Total gross unrealized appreciation/depreciation on Futures Contracts						$33,767	$423,847

Total Return Swap Agreements open at December 31, 2022 (∆):

		Notional	Expiration				Payment	Unrealized
Currency	Counterparty	Amount	Date	Receivable	Pay	Payable	Frequency	Appreciation

USD	GSC	$7,436,085	10/20/23	Appreciation, and dividends paid, on commodities in a custom momentum basket	0.00%	Depreciation and dividend expense (if applicable), on commodities in a custom momentum basket	Upon Maturity(a)	$81,521

(a)	For swap agreements, the net settlement will occur on the expiration date.

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Lazard Real Assets Portfolio (•) (concluded)

The following table represents the commodity exposure expressed as a percentage of the notional amount of the individual commodity underlying the custom total return basket swap agreements with GSC, as of December 31, 2022:

	Commodity Index	Commodity Exposure Expressed as
Commodity	Ticker Symbol	a Percentage of Notional Amount

Aluminum	BCOMAL	5.54%
Bean Oil	BCOMBO	2.81
Brent Crude	BCOMCO	11.18
Coffee	BCOMKC	1.98
Copper	BCOMHG	6.43
Corn	BCOMCN	9.76
Cotton	BCOMCT	0.02
Crude Oil	BCOMCL	12.47
Gasoline (RBOB)	BCOMRB	1.85
Gold	BCOMGC	0.21
Heating Oil	BCOMHO	4.30
Kansas Wheat	BCOMKW	3.16
Lean Hogs	BCOMLH	0.29
Live Cattle	BCOMLC	6.55
Natural Gas	BCOMNG	0.42
Nickel	BCOMNI	3.86
Silver	BCOMSI	1.86
Soy Meal	BCOMSM	5.70
Soybeans	BCOMSY	9.50
Sugar	BCOMSB	3.17
Wheat	BCOMWH	4.71
Zinc	BCOMZS	4.23
Total		100.00%

The accompanying notes are an integral part of these financial statements.

Annual Report  77

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2022

(*)	Non-income producing security.
(±)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.
(¢)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2022.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2022, these securities amounted to 0.5% of net assets of Lazard Retirement Global Dynamic Multi-Assets Portfolio.
(•)	Lazard Real Assets Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.
(∆)	The security is owned by Lazard Real Assets Portfolio Ltd., a wholly-owned subsidiary of the Portfolio.

Security Abbreviations:

ADR	—	American Depositary Receipt
CDOR	—	Canadian Dollar Offered Rate
CVA	—	Certificaten Van Aandelen
CVR	—	Contingent Value Rights
WIBOR	—	Warsaw Interbank Offered Rate

LIBOR	—	London Interbank Offered Rate
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate
ETF	—	Exchange-Traded Fund

Currency Abbreviations:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNH	—	Chinese Yuan Renminbi
COP	—	Colombian Peso
CZK	—	Czech Koruna
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound Sterling
HKD	—	Hong Kong Dollar
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah

JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican New Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PEN	—	Peruvian Nuevo Sol
PLN	—	Polish Zloty
RON	—	New Romanian Leu
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
THB	—	Thai Baht
USD	—	United States Dollar

Counterparty Abbreviations:

BNP	—	BNP Paribas SA
BOA	—	Bank of America N.A.
CIT	—	Citibank N.A.
GSC	—	Goldman Sachs International
HSB	—	HSBC Bank USA N.A.

JPM	—	JPMorgan Chase Bank N.A.
NIP	—	Nomura International Plc
MSC	—	Morgan Stanley & Co.
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

	Lazard Enhanced
	Opportunities Portfolio
Industry†	Long	Short

Common Stocks and Convertible Corporate Bonds
Aerospace & Defense	1.0%	–0.3%
Air Freight & Logistics	0.8	–0.4
Airlines	7.6	–7.1
Auto Components	0.2	—
Automobiles	5.8	–1.7
Banks	6.4	—
Biotechnology	16.4	–8.6
Chemicals	3.6	–2.7
Construction Equipment	0.3	–0.2
Construction & Engineering	1.4	–1.0
Consumer Finance	3.2	–1.4
Diversified Telecommunication Services	1.4	–0.5
Electrical Equipments	6.1	–4.8
Electronic Equipment, Instruments & Components	1.6	–0.2
Energy Equipment & Services	2.5	–1.5
Entertainment	5.8	–2.0
Equity Real Estate Investment Trusts (REITs)	3.7	–1.0
Food & Staples Retailing	1.3	–0.7
Food Products	0.6	–0.3
Health Care Equipment & Supplies	5.6	–3.4
Health Care Technology	2.6	–0.7
Hotels, Restaurants & Leisure	7.9	–3.4
Independent Power & Renewable Electricity Producers	1.0	–0.5
Interactive Media & Services	2.1	–0.3
Internet & Direct Marketing Retail	5.3	–1.6
IT Services	5.1	–1.5
Leisure Products	0.9	—
Life Sciences Tools & Services	0.4	–0.1
Machinery	1.8	–1.0
Marine	2.5	–2.2
Media	8.9	–0.3
Metals & Mining	6.7	–4.2
Mortgage Real Estate Investment Trusts (REITs)	6.5	–0.9
Oil, Gas & Consumable Fuels	2.1	–1.6
Personal Products	0.5	–0.5
Pharmaceuticals	9.5	–2.7
Real Estate Management & Development	1.3	–0.2
Semiconductors & Semiconductor Equipment	5.7	–3.1
Software	9.9	–3.4
Specialty Retail	7.6	–3.5
Subtotal	163.6	–69.5

The accompanying notes are an integral part of these financial statements.

Annual Report  79

	Lazard Enhanced
	Opportunities Portfolio
Industry†	Long	Short

Exchange-Traded Funds	—%	–8.0%
Purchased Options	0.2	—
U.S. Treasury Securities	8.1	–27.8
Short-Term Investments	10.1	—
Total Investments	182.0%	–105.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

	Lazard
	Global	Lazard
	Dynamic	Real
	Multi-Asset	Assets
Industry†	Portfolio	Portfolio

Common Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	0.2%	—%
Air Freight & Logistics	0.1	—
Airlines	—	—
Auto Components	0.1	—
Automobiles	2.0	—
Banks	7.6	—
Beverages	1.2	—
Biotechnology	1.1	—
Building Products	0.7	—
Capital Markets	2.2	—
Chemicals	0.4	0.4
Commercial Services & Suppliers	1.3	—
Communications Equipment	0.2	—
Construction & Engineering	0.1	2.1
Consumer Finance	0.3	—
Containers & Packaging	0.6	—
Diversified Consumer Services	0.8	—
Diversified Financial Services	0.1	—
Diversified Telecommunication Services	2.4	—
Electric Utilities	1.0	9.6
Electrical Equipment	1.0	—
Electronic Equipment, Instruments & Components	0.9	—
Energy Equipment & Services	—	—
Entertainment	0.1	—
Equity Real Estate Investment Trusts (REITs)	2.2	30.6
Food & Staples Retailing	1.3	—
Food Products	1.0	—
Gas Utilities	0.6	0.6
Health Care Equipment & Supplies	0.5	—
Health Care Providers & Services	1.4	—
Health Care Technology	—	—
Hotels, Restaurants & Leisure	1.9	0.9
Household Durables	—	—
Household Products	1.3	—
Independent Power & Renewable Electricity Producers	0.2	—
Industrial Conglomerates	0.1	—
Insurance	1.3	—
Interactive Media & Services	0.8	—

The accompanying notes are an integral part of these financial statements.

Annual Report  81

	Lazard
	Global	Lazard
	Dynamic	Real
	Multi-Asset	Assets
Industry†	Portfolio	Portfolio

Internet & Direct Marketing Retail	0.5%	—%
IT Services	1.9	—
Leisure Products	0.2	—
Life Sciences Tools & Services	0.3	—
Machinery	2.0	—
Marine	0.1	—
Media	0.3	0.2
Metals & Mining	0.6	0.3
Mortgage Real Estate Investment Trusts (REITs)	—	—
Multiline Retail	0.1	—
Multi-Utilities	0.7	5.4
Oil, Gas & Consumable Fuels	1.3	5.9
Paper & Forest Products	0.1	—
Personal Products	0.5	—
Pharmaceuticals	2.8	—
Professional Services	0.6	—
Real Estate Management & Development	0.2	2.0
Road & Rail	0.2	4.4
Semiconductors & Semiconductor Equipment	0.6	—
Software	1.8	—
Specialty Retail	1.1	—
Technology Hardware, Storage & Peripherals	1.6	—
Textiles, Apparel & Luxury Goods	0.4	—
Tobacco	0.5	—
Trading Companies & Distributors	0.6	—
Transportation Infrastructure	—	1.4
Water Utilities	—	0.8
Wireless Telecommunication Services	0.1	—
Subtotal	56.1	64.6
Exchange-Traded Funds	1.2	4.5
Foreign Government Obligations	28.9	—
Supranational Bonds	7.1	—
U.S. Treasury Securities	2.4	4.8
Short-Term Investments	3.5	23.0
Total Investments	99.2%	96.9%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

82  Annual Report

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Annual Report  83

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2022	Lazard Enhanced Opportunities Portfolio	Lazard Global Dynamic Multi-Asset Portfolio
ASSETS
Investments in securities, at fair value	$72,053,361	$12,966,158
Cash	—	—
Foreign currency, at fair value	11,717	5,077
Receivables for:
Investments sold	2,539,070	4,498
Dividends and interest	499,683	109,738
Capital stock sold	40,976	—
Cash collateral due from broker on options and swap agreements	10,129,034	—
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on:
Forward currency contracts	139	319,666
Swap agreements	1,178,486	—
Other assets	—	—
Total assets	86,452,466	13,405,137

LIABILITIES
Securities sold short, at fair value	41,678,643	—
Due to custodian	788	—
Foreign currency due to custodian	881	3
Payables for:
Accrued custodian fees	38,505	7,683
Accrued professional services	30,257	26,525
Management fees	17,741	1,175
Accrued shareholders’ reports	3,910	4,654
Accrued directors’ fees	171	25
Accrued distribution fees	48	38
Investments purchased	2,338,424	—
Capital stock redeemed	706,253	102,689
Dividends on securities sold short	16,538	—
Variation margin on open futures contracts	—	—
Gross unrealized depreciation on:
Forward currency contracts	16,459	182,369
Swap agreements	1,595,871	—
Line of credit outstanding	323,000	—
Written options, at fair value	56,058	—
Other accrued expenses and payables	55,979	3,126
Total liabilities	46,879,526	328,287
Net assets	$39,572,940	$13,076,850

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Lazard Opportunistic Strategies Portfolio	Lazard Real Assets Portfolio (a)

$55,722,857	$33,687,268
—	100
—	2,860

—	365
22,762	108,016
99	311

—	1,487,356
—	18,328

—	5,059
—	81,521
—	15,099
55,745,718	35,406,283

—	—
—	—
—	—

2,838	8,620
27,239	31,936
30,608	—
11,591	5,199
43	45
1	171
—	482,565
—	100,720
—	—
—	3,633

—	2,256
150,608	—
—	—
—	—
3,611	15,886
226,539	651,031
$55,519,179	$34,755,252

Annual Report  85

December 31, 2022	Lazard Enhanced Opportunities Portfolio	Lazard Global Dynamic Multi-Asset Portfolio
NET ASSETS
Paid in capital	$51,150,527	$13,231,752
Distributable earnings (Accumulated loss)	(11,577,587)	(154,902)
Net assets	$39,572,940	$13,076,850

Institutional Shares
Net assets	$39,139,198	$12,911,233
Shares of capital stock outstanding*	5,067,123	1,600,084
Net asset value, offering and redemption price per share	$7.72	$8.07

Open Shares
Net assets	$433,742	$165,617
Shares of capital stock outstanding*	55,974	20,637
Net asset value, offering and redemption price per share	$7.75	$8.03

R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$76,907,579	$13,122,103
Proceeds received from securities sold short	$42,893,380	$—
Proceeds received from written options	$53,905	$—
Cost of foreign currency	$11,625	$5,037
*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
(a)	Consolidated Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Lazard Opportunistic Strategies Portfolio	Lazard Real Assets Portfolio (a)

$52,094,173	$41,900,474
3,425,006	(7,145,222)
$55,519,179	$34,755,252

$55,411,141	$33,888,283
5,885,634	3,552,832

$9.41	$9.54

$108,038	$866,029
11,545	90,697

$9.36	$9.55

—	$940.41
—	98.61

—	$9.54
$51,495,023	$32,937,651
$—	$—
$—	$—
$—	$2,831

Annual Report  87

The Lazard Funds, Inc. Statements of Operations

For the Period Ended December 31, 2022	Lazard Enhanced Opportunities Portfolio	Lazard Global Dynamic Multi-Asset Portfolio
Investment Income (Loss)

Income
Interest	$3,369,048	$265,363
Dividends	24,836	161,341
Total investment income*	3,393,884	426,704

Expenses
Management fees (Note 3)	725,960	129,311
Custodian fees	135,531	84,814
Professional services	57,684	46,166
Registration fees	47,058	32,559
Administration fees	28,085	21,159
Shareholders’ services	13,850	9,784
Directors’ fees and expenses	11,710	5,683
Shareholders’ reports	7,375	17,917
Distribution fees (Open Shares)	847	462
Amortization of offering costs (Note 2(i))	—	—
Other^	12,091	6,247
Total gross expenses before expenses on securities sold short	1,040,191	354,102
Interest and broker expense on securities sold short	585,489	—
Dividend expense on securities sold short	298,830	—
Total gross expenses	1,924,510	354,102
Management fees waived and expenses reimbursed	(81,568)	(208,008)
Voluntary reimbursement by administrator	—	—
Total net expenses	1,842,942	146,094
Net investment income (loss)	1,550,942	280,610

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(16,774,368)	397,632
Securities sold short	10,675,814	—
Foreign currency transactions	(18,784)	980
Forward currency contracts	378,598	(381,148)
Futures contracts	—	—
Written options	144,564	—
Swap agreements	927,048	—
Total net realized gain (loss)	(4,667,128)	17,464

Net change in unrealized appreciation (depreciation) on:
Investments	229,583	(3,724,616)
Securities sold short	(2,187,260)	—
Foreign currency translations	341	(1,514)
Forward currency contracts	53,457	131,530
Futures contracts	—	—
Written options	477	—
Swap agreements	(425,082)	—
Total net change in unrealized appreciation (depreciation)	(2,328,484)	(3,594,600)
Net realized and unrealized gain (loss)	(6,995,612)	(3,577,136)
Net increase (decrease) in net assets resulting from operations	$(5,444,670)	$(3,296,526)
* Net of foreign withholding taxes of	$(145)	$10,327
^ Includes interest on line of credit of	$1,635	$—
(a)	Consolidated Statement of Operations.

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Lazard Opportunistic Strategies Portfolio	Lazard Real Assets Portfolio (a)

$126,056	$163,988
1,220,677	745,827
1,346,733	909,815

654,781	244,589
36,462	77,664
50,242	60,466
33,294	43,924
27,612	23,538
12,339	12,269
9,285	17,316
33,351	21,217
422	2,216
—	2,179
8,462	11,458

866,250	516,836
2,866	—
2,186	—
871,302	516,836
(197,406)	(212,849)
—	(739)
673,896	303,248
672,837	606,567

(50,881)	(2,697,469)
101,531	—
—	1,427
—	133,511
—	968,474
—	—
(483,396)	928,856
(432,746)	(665,201)

(11,370,512)	(3,363,561)
(13,426)	—
—	(753)
—	103,302
—	(417,105)
—	—
(150,608)	274,097
(11,534,546)	(3,404,020)
(11,967,292)	(4,069,221)

$(11,294,455)	$(3,462,654)
$—	$38,621
$—	$369

Annual Report  89

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,550,942	$750,640
Net realized gain (loss)	(4,667,128)	4,011,613
Net change in unrealized appreciation (depreciation)	(2,328,484)	(3,002,835)
Net increase (decrease) in net assets resulting from operations	(5,444,670)	1,759,418

Distributions to shareholders (Note 2(i))
Net investment income and net realized gains
Institutional Shares	(3,931,443)	(3,894,678)
Open Shares	(28,882)	(25,718)
Return of capital
Institutional Shares	(629,300)	—
Open Shares	(4,623)	—
Net decrease in net assets resulting from distributions	(4,594,248)	(3,920,396)

Capital stock transactions
Net proceeds from sales
Institutional Shares	56,827,363	144,578,146
Open Shares	356,167	1,339,923
Net proceeds from reinvestment of distributions
Institutional Shares	4,560,743	3,833,497
Open Shares	33,505	25,718
Cost of shares redeemed
Institutional Shares	(158,103,819)	(19,956,225)
Open Shares	(673,149)	(754,032)
Net increase (decrease) in net assets from capital stock transactions	(96,999,190)	129,067,027
Total increase (decrease) in net assets	(107,038,108)	126,906,049
Net assets at beginning of period	146,611,048	19,704,999
Net assets at end of period	$39,572,940	$146,611,048

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio		Lazard Opportunistic Strategies Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$280,610	$242,193	$672,837	$322,031
17,464	5,855,715	(432,746)	4,566,934
(3,594,600)	(3,742,606)	(11,534,546)	4,904,007

(3,296,526)	2,355,302	(11,294,455)	9,792,972

(532,887)	(2,767,564)	(2,115,374)	(3,330,657)
(6,101)	(33,860)	(4,294)	(6,195)

—	—	(17,143)	—
—	—	(35)	—

(538,988)	(2,801,424)	(2,136,846)	(3,336,852)

3,318,612	1,620,610	279,306	6,166,257
864	15,330	6,366	29,890

532,887	2,767,530	2,021,850	3,164,811
6,101	33,860	3,996	5,712

(4,765,296)	(44,259,435)	(12,134,042)	(15,244,058)
(13,381)	(60,231)	(31,698)	(43,911)

(920,213)	(39,882,336)	(9,854,222)	(5,921,299)
(4,755,727)	(40,328,458)	(23,285,523)	534,821
17,832,577	58,161,035	78,804,702	78,269,881
$13,076,850	$17,832,577	$55,519,179	$78,804,702

Annual Report  91

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	15,584,880	2,140,850
Shares sold	6,382,326	15,129,383
Shares issued to shareholders from reinvestment of distributions	570,944	409,533
Shares redeemed	(17,471,027)	(2,094,886)
Net increase (decrease)	(10,517,757)	13,444,030
Shares outstanding at end of period	5,067,123	15,584,880

Open Shares
Shares outstanding at beginning of period	82,674	18,359
Shares sold	42,821	140,785
Shares issued to shareholders from reinvestment of distributions	4,226	2,738
Shares redeemed	(73,747)	(79,208)
Net increase (decrease)	(26,700)	64,315
Shares outstanding at end of period	55,974	82,674

The accompanying notes are an integral part of these financial statements.

92  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio		Lazard Opportunistic Strategies Portfolio
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

1,746,408	5,427,381	6,871,003	7,380,473
358,853	148,571	28,705	552,009

65,311	274,538	205,623	279,824
(570,488)	(4,104,082)	(1,219,697)	(1,341,303)
(146,324)	(3,680,973)	(985,369)	(509,470)
1,600,084	1,746,408	5,885,634	6,871,003

21,426	22,108	13,824	14,614
94	1,341	633	2,747

752	3,369	407	508
(1,635)	(5,392)	(3,319)	(4,045)
(789)	(682)	(2,279)	(790)
20,637	21,426	11,545	13,824

Annual Report  93

	Lazard Real Assets Portfolio (a)
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$606,567	$474,505
Net realized gain (loss)	(665,201)	3,723,742
Net change in unrealized appreciation (depreciation)	(3,404,020)	1,889,765
Net increase (decrease) in net assets resulting from operations	(3,462,654)	6,088,012

Distributions to shareholders (Note 2(i))
Net investment income and net realized gains
Institutional Shares	(2,459,340)	(3,880,176)
Open Shares	(66,131)	(15,779)
R6 Shares	(61)	—
Net decrease in net assets resulting from distributions	(2,525,532)	(3,895,955)

Capital stock transactions
Net proceeds from sales
Institutional Shares	5,377,839	9,676,948
Open Shares	2,117,160	94,863
R6 Shares	1,000	—
Net proceeds from reinvestment of distributions
Institutional Shares	2,328,285	3,565,581
Open Shares	66,131	15,779
R6 Shares	61	—
Cost of shares redeemed
Institutional Shares	(4,128,233)	(3,364,570)
Open Shares	(1,189,885)	(83,834)
Net increase (decrease) in net assets from capital stock transactions	4,572,358	9,904,767
Total increase (decrease) in net assets	(1,415,828)	12,096,824
Net assets at beginning of period	36,171,080	24,074,256
Net assets at end of period	$34,755,252	$36,171,080

The accompanying notes are an integral part of these financial statements.

94  Annual Report

	Lazard Real Assets Portfolio (a)
	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	3,212,708	2,319,287
Shares sold	508,999	875,067
Shares issued to shareholders from reinvestment of distributions	239,014	320,239
Shares redeemed	(407,889)	(301,885)
Net increase (decrease)	340,124	893,421
Shares outstanding at end of period	3,552,832	3,212,708

Open Shares
Shares outstanding at beginning of period	12,859	11,188
Shares sold	182,688	8,039
Shares issued to shareholders from reinvestment of distributions	6,795	1,417
Shares redeemed	(111,645)	(7,785)
Net increase (decrease)	77,838	1,671
Shares outstanding at end of period	90,697	12,859

R6 Shares†
Shares sold	93	—
Shares issued to shareholders from reinvestment of distributions	6	—
Net increase (decrease)	99	—
Shares outstanding at end of period	99	—
†	The inception date for the Real Assets Portfolio R6 Shares was July 22, 2022.
(a)	Consolidated Statements of Changes in Net Assets.

The accompanying notes are an integral part of these financial statements.

Annual Report  95

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$9.36	$9.13	$8.84	$8.31	$8.67
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.14 #	0.20	0.10	0.06
Net realized and unrealized gain (loss)	(0.86)	0.48	0.69	0.52	(0.20)
Total from investment operations	(0.68)	0.62	0.89	0.62	(0.14)
Less distributions from:
Net investment income	(0.40)	(0.05)	(0.22)	—	(0.10)
Net realized gains	(0.49)	(0.34)	(0.38)	(0.09)	(0.12)
Return of capital	(0.07)	—	—	—	—
Total distributions	(0.96)	(0.39)	(0.60)	(0.09)	(0.22)
Net asset value, end of period	$7.72	$9.36	$9.13	$8.84	$8.31

Total Return (b)	–7.39%	6.81%#	10.11%	7.44%	-1.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,139	$145,836	$19,537	$9,223	$16,184
Ratios to average net assets:
Net expenses	2.41%	1.70%#	2.23%	2.71%	2.36%
Gross expenses	2.51%	2.05%	3.79%	5.52%	3.80%
Gross expenses, excluding expenses on securities sold short	1.35%	1.54%	2.82%	4.06%	2.71%
Net investment income (loss)	2.03%	1.47%#	2.22%	1.19%	0.73%
Portfolio turnover rate:
Excluding securities sold short	178%	168%	167%	272%	312%
Including securities sold short	233%	341%	241%	354%	409%

The accompanying notes are an integral part of these financial statements.

96  Annual Report

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$9.37	$9.13	$8.82	$8.30	$8.65
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.13 #	0.16	0.10	0.04
Net realized and unrealized gain (loss)	(0.84)	0.47	0.70	0.51	(0.19)
Total from investment operations	(0.69)	0.60	0.86	0.61	(0.15)
Less distributions from:
Net investment income	(0.32)	(0.02)	(0.17)	—	(0.08)
Net realized gains	(0.49)	(0.34)	(0.38)	(0.09)	(0.12)
Return of capital	(0.12)	—	—	—	—
Total distributions	(0.93)	(0.36)	(0.55)	(0.09)	(0.20)
Net asset value, end of period	$7.75	$9.37	$9.13	$8.82	$8.30

Total Return (b)	–7.45%	6.55%#	9.83%	7.33%	–1.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$434	$775	$168	$123	$105
Ratios to average net assets:
Net expenses	2.89%	1.92%#	2.45%	2.83%	2.60%
Gross expenses	4.34%	2.99%	4.94%	13.76%	14.49%
Gross expenses, excluding expenses on securities sold short	2.95%	2.52%	3.99%	12.30%	13.40%
Net investment income (loss)	1.67%	1.42%#	1.75%	1.10%	0.48%
Portfolio turnover rate:
Excluding securities sold short	178%	168%	167%	272%	312%
Including securities sold short	233%	341%	241%	354%	409%

The accompanying notes are an integral part of these financial statements.

Annual Report  97

#	A one-time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.01 per share. For Institutional Shares and Open Shares, the one-time voluntary reimbursement by the administrator increased the total return ratio by 0.11%, decreased the net expense ratios by 0.07% and 0.06% respectively and increased the net investment income (loss) ratios by 0.06%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

98  Annual Report

LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
the period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$10.09	$10.67	$10.78	$9.27	$11.49
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.10	0.08	0.14	0.16
Net realized and unrealized gain (loss)	(1.87)	1.18	0.02	1.51	(0.92)
Total from investment operations	(1.72)	1.28	0.10	1.65	(0.76)
Less distributions from:
Net investment income	—	(0.16)	(0.21)	(0.14)	(0.20)
Net realized gains	(0.30)	(1.70)	—	—	(1.26)
Total distributions	(0.30)	(1.86)	(0.21)	(0.14)	(1.46)
Net asset value, end of period	$8.07	$10.09	$10.67	$10.78	$9.27

Total Return (b)	–17.05%	12.17%	1.00%	17.80%	–6.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,911	$17,617	$57,925	$47,481	$42,577
Ratios to average net assets :
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	2.16%	1.70%	1.32%	1.45%	1.34%
Net investment income (loss)	1.74%	0.91%	0.84%	1.36%	1.36%
Portfolio turnover rate	108%	83%	173%	125%	120%

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Selected data for a share of capital stock outstanding throughout	Year Ended
the period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$10.06	$10.68	$10.78	$9.27	$11.49
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.08	0.06	0.11	0.12
Net realized and unrealized gain (loss)	(1.86)	1.16	0.03	1.51	(0.91)
Total from investment operations	(1.73)	1.24	0.09	1.62	(0.79)
Less distributions from:
Net investment income	—	(0.16)	(0.19)	(0.11)	(0.17)
Net realized gains	(0.30)	(1.70)	—	—	(1.26)
Total distributions	(0.30)	(1.86)	(0.19)	(0.11)	(1.43)
Net asset value, end of period	$8.03	$10.06	$10.68	$10.78	$9.27

Total Return (b)	–17.20%	11.78%	0.84%	17.46%	–6.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$166	$216	$236	$293	$225
Ratios to average net assets :
Net expenses	1.15%	1.15%	1.15%	1.18%	1.20%
Gross expenses	4.85%	3.95%	3.09%	5.45%	4.20%
Net investment income (loss)	1.48%	0.69%	0.61%	1.10%	1.07%
Portfolio turnover rate	108%	83%	173%	125%	120%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

100  Annual Report

LAZARD OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$11.45	$10.58	$9.87	$8.74	$10.60
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.05	0.05	0.10	0.14
Net realized and unrealized gain (loss)	(1.80)	1.32	0.88	1.23	(1.48)
Total from investment operations	(1.70)	1.37	0.93	1.33	(1.34)
Less distributions from:
Net investment income	(0.10)	(0.04)	(0.05)	(0.12)	(0.02)
Net realized gains	(0.24)	(0.46)	(0.17)	(0.08)	(0.48)
Return of capital	— (c)	—	—	—	(0.02)
Total distributions	(0.34)	(0.50)	(0.22)	(0.20)	(0.52)
Net asset value, end of period	$9.41	$11.45	$10.58	$9.87	$8.74

Total Return (b)	–14.93%	12.96%	9.47%	15.16%	–12.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,411	$78,647	$78,116	$83,509	$102,783
Ratios to average net assets:
Net expenses	1.03%	1.11%	1.04%	1.22%	1.02%
Gross expenses	1.32%	1.28%	1.30%	1.43%	1.15%
Gross expenses, excluding expenses on securities sold short	1.32%	1.19%	1.29%	1.23%	1.15%*
Net investment income (loss)	1.03%	0.40%	0.55%	1.08%	1.32%
Portfolio turnover rate:
Excluding securities sold short	128%	65%	88%	82%	227%
Including securities sold short	134%	65%	94%	99%	NA %*

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$11.38	$10.52	$9.82	$8.69	$10.55
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.02	0.03	0.07	0.10
Net realized and unrealized gain (loss)	(1.77)	1.31	0.86	1.23	(1.46)
Total from investment operations	(1.70)	1.33	0.89	1.30	(1.36)
Less distributions from:
Net investment income	(0.08)	(0.01)	(0.02)	(0.09)	—
Net realized gains	(0.24)	(0.46)	(0.17)	(0.08)	(0.48)
Return of capital	— (c)	—	—	—	(0.02)
Total distributions	(0.32)	(0.47)	(0.19)	(0.17)	(0.50)
Net asset value, end of period	$9.36	$11.38	$10.52	$9.82	$8.69

Total Return (b)	–15.06%	12.65%	9.14%	14.91%	–13.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$108	$157	$154	$208	$286
Ratios to average net assets:
Net expenses	1.28%	1.36%	1.28%	1.51%	1.32%
Gross expenses	5.14%	4.06%	7.75%	3.78%	4.22%
Gross expenses, excluding expenses on securities sold short	5.13%	3.97%	7.74%	3.58%	4.22%*
Net investment income (loss)	0.71%	0.15%	0.31%	0.76%	1.00%
Portfolio turnover rate:
Excluding securities sold short	128%	65%	88%	82%	227%
Including securities sold short	134%	65%	94%	99%	NA %*

The accompanying notes are an integral part of these financial statements.

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*	No securities sold short during the year.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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LAZARD REAL ASSETS PORTFOLIO^

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Institutional Shares
Net asset value, beginning of period	$11.21	$10.33	$10.69	$9.42	$10.71
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.17	0.17	0.16	0.16
Net realized and unrealized gain (loss)	(1.12)	2.04	(0.12)	1.35	(0.96)
Total from investment operations	(0.94)	2.21	0.05	1.51	(0.80)
Less distributions from:
Net investment income	(0.72)	(1.26)	(0.20)	(0.24)	(0.25)
Net realized gains	(0.01)	(0.07)	(0.21)	— (b)	(0.24)
Total distributions	(0.73)	(1.33)	(0.41)	(0.24)	(0.49)
Net asset value, end of period	$9.54	$11.21	$10.33	$10.69	$9.42

Total Return (c)	–8.45%	21.60%	0.61%	16.07%	–7.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33,888	$36,027	$23,959	$17,515	$16,164
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.86%	0.90%	0.90%
Gross expenses	1.34%	1.29%	2.13%	2.20%	2.04%
Net investment income (loss)	1.61%	1.49%	1.73%	1.59%	1.53%
Portfolio turnover rate	182%	35%	109%	44%	72%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Open Shares
Net asset value, beginning of period	$11.22	$10.34	$10.67	$9.41	$10.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.13	0.17	0.14	0.14
Net realized and unrealized gain (loss)	(1.15)	2.05	(0.14)	1.33	(0.96)
Total from investment operations	(0.97)	2.18	0.03	1.47	(0.82)
Less distributions from:
Net investment income	(0.69)	(1.23)	(0.15)	(0.21)	(0.23)
Net realized gains	(0.01)	(0.07)	(0.21)	— (b)	(0.24)
Total distributions	(0.70)	(1.30)	(0.36)	(0.21)	(0.47)
Net asset value, end of period	$9.55	$11.22	$10.34	$10.67	$9.41

Total Return (c)	–8.68%	21.28%	0.42%	15.70%	–7.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$866	$144	$116	$65	$43
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.13%	1.10%	1.15%
Gross expenses	2.15%	5.90%	4.64%	23.75%	13.72%
Net investment income (loss)	1.68%	1.16%	1.77%	1.39%	1.29%
Portfolio turnover rate	182%	35%	109%	44%	72%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout each period	For the Period 7/22/22* to 12/31/22
R6 Shares
Net asset value, beginning of period	$10.84
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11
Net realized and unrealized gain (loss)(d)	(0.75)
Total from investment operations	(0.64)
Less distributions from:
Net investment income	(0.65)
Net realized gains	(0.01)
Total distributions	(0.66)
Net asset value, end of period	$9.54

Total Return (c)	–5.92%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1
Ratios to average net assets (e):
Net expenses	0.75%
Gross expenses	595.55%
Net investment income (loss)	2.34%
Portfolio turnover rate	182%

^	Consolidated Financial Highlights.
*	The inception date for the R6 Shares was July 22, 2022.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	The per share amount does not correlate with the net realized and unrealized gain (loss) on the Statement of Operations due to the timing of the R6 Share’s sales and redemptions in relation to market value fluctuation of the Portfolio’s underlying investments.
(e)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2022

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2022, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Enhanced Opportunities Portfolio (“Enhanced Opportunities”), the Lazard Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset”), the Lazard Opportunistic Strategies Portfolio (“Opportunistic Strategies”) and Lazard Real Assets Portfolio (“Real Assets”). The financial statements of the other twenty-six Portfolios are presented separately.

The Global Dynamic Multi-Asset, Opportunistic Strategies, and Real Assets Portfolios are operated as “diversified” funds, as defined in the 1940 Act. The Lazard Enhanced Opportunities Portfolio is operated as a “non-diversified” fund, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

Lazard Real Assets Portfolio has a wholly-owned subsidiary, Lazard Real Assets Portfolio, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objective and policies as described in its prospectus. In addition to investing directly in commodity-linked instruments, the Portfolio may gain exposure to the commodities markets by investing up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All inter-company balances and transactions have been eliminated in consolidation. As of December 31, 2022, net assets of the Portfolio were $34,755,252 of which $3,737,215, or 10.75%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

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2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Portfolio is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange traded funds, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Over the counter swap agreements are valued by an independent pricing service and centrally cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets,

108   Annual Report

such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities in non-US countries, may not trade on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

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(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable Portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency

110   Annual Report

contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2022, the Enhanced Opportunities, Global Dynamic Multi-Asset and Real Assets Portfolios traded in forward currency contracts.

(d) Futures Contracts—Futures contracts are purchased or sold to gain exposure to, or manage exposure from, changes in the value of equity securities or foreign currencies and changes in interest rates.

Futures contracts are exchange-traded agreements between a Portfolio and a counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash collateral pledged for futures contracts in the Statement of Assets and Liabilities.

Securities may be deposited as initial margin. If applicable, any cash deposited and held on margin is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities.

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Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as receivables (or payables) for variation margin on open futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount of the contract at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

During the year ended December 31, 2022, the Real Assets Portfolio traded in futures contracts.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. Fixed income swaps involve commitments to pay interest in return for exposure to a specific corporation or market. The counterparty pays out the total return of the security or basket of securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Commodity-linked swap agreements involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index or basket of reference commodities or commodity indexes underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

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Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2022, the Enhanced Opportunities, Opportunistic Strategies and Real Assets Portfolios traded in swap agreements.

(f) Options Transactions—Put and call options purchased are accounted for in the same manner as portfolio securities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. When a Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Portfolio writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash collateral in the Statement of Assets and Liabilities. If a Portfolio writes an option, it bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk of loss is unlimited for uncovered written call options. For uncovered written put options, the risk of loss is limited to the difference between the strike price of the option and the premiums received upon writing the option.

During the period ended December 31, 2022, the Enhanced Opportunities Portfolio traded in options.

(g) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to

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the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2022, pursuant to short sale arrangements, a Portfolio has a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolio under any agreement or collateral document. At December 31, 2022, the Enhanced Opportunities Portfolio had pledged $65,817,697 of securities held long as collateral under such arrangements.

For the year ended December 31, 2022, the following Portfolios received proceeds from securities sold short and purchases to cover short positions as follows:

Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions

Enhanced Opportunities	$127,431,302	$135,961,712
Opportunistic Strategies	2,314,150	3,861,322

For the year ended December 31, 2022, proceeds from securities sold short and purchases to cover short positions on US Treasury Securities for the Enhanced Opportunities Portfolio were $5,505,648 and $6,564,362, respectively.

(h) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”),

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and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2022, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Enhanced Opportunities	$3,386,178	$1,066,268
Opportunistic Strategies	569,890	—
Real Assets	2,432,991	—

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2022, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Enhanced Opportunities	$ —	$327,636
Real Assets	—	30,299

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Enhanced Opportunities	$37,128,846	$4,466,407	$11,220,535	$(6,754,128)
Global Dynamic Multi-Asset	13,241,931	811,416	1,087,189	(275,773)
Opportunistic Strategies	51,576,636	4,758,431	612,210	4,146,221
Real Assets	39,856,072	3,296,966	9,465,770	(6,168,804)

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Management has analyzed the Portfolios, tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(i) Dividends and Distributions—For each Portfolio, income dividends are normally declared each business day and paid annually, except that the Real Assets Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Real Assets Portfolio’s ordinary income and/or capital gains for that year, or any future tax year.

The Lazard Global Dynamic Multi-Asset Portfolio used equalization during the year on its 2022 tax return, and has elected to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolio’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolio would otherwise be required to distribute as dividends to shareholders in order for the Portfolio to avoid federal income and excise taxes. This practice reduces the

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amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment is not affected by the Portfolio’s use of equalization.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, net operating losses, distributions redesignations, Treasury Inflation-Protected Securities, currency straddles, passive foreign investment company gains and losses, deemed dividends on convertible debt, equalization accounting (as described above), straddles, certain fixed-income securities, expenses, derivatives, return of capital distributions, and distributions from real estate investment trusts (“REITs”).

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Global Dynamic Multi-Asset	$ (129,170)	$ 129,170
Opportunistic Strategies	4,154	(4,154)
Real Assets	1,702,205	(1,702,205)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2022	2021	2022	2021

Enhanced Opportunities*	$3,638,772	$3,019,452	$ 321,553	$ 900,944
Global Dynamic Multi-Asset	55,551	2,801,424	483,437	—
Opportunistic Strategies*	574,093	1,938,153	1,545,575	1,398,699
Real Assets	2,477,820	3,788,571	47,712	107,384
*	Enhanced Opportunities and Opportunistic Strategies Portfolios had return of capital distributions of $633,923 and $17,178 in 2022, and $0 and $0 in 2021 respectively.

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At December 31, 2022, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Enhanced Opportunities	$(327,636)	$(4,452,446)	$(6,797,505)
Global Dynamic Multi-Asset	—	155,421	(310,323)
Opportunistic Strategies	—	(569,890)	3,994,896
Real Assets	(30,299)	(2,432,991)	(4,681,932)

(j) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees to Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between its classes based upon the relative net assets of each class.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled

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disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Fund values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Enhanced Opportunities	0.95%
Global Dynamic Multi-Asset	0.80
Opportunistic Strategies	1.00
Real Assets	0.65

The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, the Real Assets Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

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The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse each Portfolio until April 29, 2023 if the aggregate direct expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

	Institutional	Open	R6
Portfolio	Shares	Shares	Shares

Enhanced Opportunities	1.25%	1.50%	N/A	%
Global Dynamic Multi-Asset	0.90	1.15	N/A
Opportunistic Strategies	1.02	1.27	N/A
Real Assets	0.80	1.05	0.75

During the year ended December 31, 2022, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Enhanced Opportunities	$76,639	$—	$3,220	$1,709
Global Dynamic Multi-Asset	127,833	73,339	1,478	5,358
Opportunistic Strategies	192,299	—	1,324	3,783
Real Assets	199,387	—	5,759	3,941

	R6 Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

Real Assets	$3	$3,759

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

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The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

SS&C GIDS is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates, that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder

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allocated among the active portfolios on the basis of relative net assets. The Statements of Operations shows the Independent Directors’ compensation and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2022 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$178,132,443	$249,571,921
Global Dynamic Multi-Asset	15,863,354	17,961,686
Opportunistic Strategies	74,950,984	92,525,253
Real Assets	50,325,869	44,790,943

	US Treasury Securities
Portfolio	Purchases	Sales

Enhanced Opportunities	$4,027,340	$851,566
Global Dynamic Multi-Asset	832,271	501,188

At December 31, 2022, the Investment Manager owned 25.61% of the outstanding shares of the Global Dynamic Multi-Asset Portfolio.

For the year ended December 31, 2022, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the

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commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2022, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Enhanced Opportunities	$1,382,500	$7,718,300	3.56%	13
Global Dynamic Multi-Asset	118,500	118,500	5.43	1
Real Assets	461,000	461,000	1.43	1

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and

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financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Convertible Securities Risk—The market value of convertible securities may perform like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

(c) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for

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fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, a Portfolio may have to liquidate portfolio securities at disadvantageous prices. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although adjustable rate securities will participate in any declines in interest rates. Certain

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adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(d) Preferred Securities Risk—There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by a Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par

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earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, a Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

(e) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless.

(f) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

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(g) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(h) Short Position Risk—Short positions may involve substantial risks. If a short position appreciates in value during the period of a Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security. In addition, a Portfolio’s short sales transactions are dependent on counterparties to its securities borrowing transactions and are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

(i) Derivatives and Hedging Risk—Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities, indexes, currencies and structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options

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in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations. Derivatives transactions are also subject to operational and legal risk.

(j) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and

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demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

(k) Real Estate Investments Risk—A Portfolio’s investments in Real Estate Investments (as defined in the prospectus) could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of Real Estate Investments may be determined to a great extent by the current status of the real estate industry in general, or by other factors that may affect the real estate industry, even if other industries would not be so affected. Consequently, Real Estate Investments could lead to investment results that may be significantly different from investments in other real assets categories or investments in the broader securities markets. The risks related to investments in Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of securities of other types of companies which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in a REIT may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, including qualification as a REIT.

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(l) Infrastructure Companies Risk—Securities and instruments of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

(m) Commodities-Related Investments Risk—Exposure to the commodities markets may subject a Portfolio to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments.

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(n) Subsidiary and Tax Status Risk—The Real Assets Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Real Assets Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of the Portfolio’s investments in the Subsidiary and commodity-linked derivative instruments could affect whether income derived from such investment is “qualifying income” under the Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(o) Closed-End Funds and ETFs Risk—Shares of closed-end funds and ETFs in which a Portfolio may invest may trade at prices that vary from their net asset values, sometimes significantly. The shares of closed-end funds and ETFs may trade at prices at, below or above their net asset value. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in closed-end funds and ETFs are subject to the risks of the closed-end funds’ and ETFs’ investments, as well as to the general risks of investing in closed-end funds and ETFs, respectively. A Portfolio investing in closed-end funds or ETFs will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the closed-end funds and/or ETFs in which the Portfolio invests. Although Section 12 of the 1940 Act limits the amount of a Portfolio’s assets that may be

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invested in one or more closed-end funds and/or ETFs (subject to certain exceptions), Rule 12d1-4 under the 1940 Act allows a Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12, subject to certain limitations and conditions.

(p) Government Securities Risk—Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by a Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

(q) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market

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operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(r) Non-Diversification Risk—For a Portfolio that is classified as “non-diversified” under the 1940 Act, the Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(s) Geopolitical Risk—As a result of the ongoing armed conflict between Russia and Ukraine, the United States, the United Kingdom, the European Union, and several other nations have announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, as well as upon certain banks, companies, government officials, and other individuals in or affiliated with Russia and Belarus. The ongoing conflict and the evolving response measures may continue to have a negative impact on the economy and business activity globally (including in the countries in which the Portfolios invest), and therefore, could adversely affect the performance of the Portfolios’ investments. The severity and duration of the conflict is unknown and could continue to impact global economic and market conditions adversely. Management will continue to seek to assess the potential impacts on valuation and liquidity and will take any actions needed in accordance with procedures already approved by the Board of Directors.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of a Portfolio is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2022:

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Enhanced Opportunities Portfolio
Assets:
Common Stocks*
Brazil	$8,824	$—	$—	$8,824
United States	295,899	—	27,658	323,557
Convertible Corporate Bonds	—	64,432,862	—	64,432,862
Purchased Options	79,415	—	—	79,415
Short-Term Investments	4,016,023	—	—	4,016,023
U.S. Treasury Securities	—	3,192,680	—	3,192,680
Other Financial Instruments†
Forward Currency Contracts	—	139	—	139
Total Return Swap Agreements	—	1,178,486	—	1,178,331
Total	$4,400,161	$68,804,167	$27,658	$73,231,986
Liabilities:
Securities Sold Short
Common Stocks*
Austria	$—	$(46,302)	$—	$(46,302)
Canada	(348,696)	—	—	(348,696)
China	(627,316)	—	—	(627,316)
Hong Kong	—	(559,640)	—	(559,640)
Netherlands	—	(95,439)	—	(95,439)
Panama	(1,940,107)	—	—	(1,940,107)
Singapore	(144,331)	—	—	(144,331)
South Korea	—	(99,983)	—	(99,983)
United Kingdom	—	(11,052)	—	(11,052)
United States	(23,635,478)	—	—	(23,635,478)
Exchange-Traded Funds	(3,178,037)	—	—	(3,178,037)
U.S. Treasury Securities	—	(10,992,262)	—	(10,992,262)
Other Financial Instruments†
Forward Currency Contracts	—	(16,459)	—	(16,459)
Total Return Swap Agreements	—	(1,595,871)	—	(1,595,716)
Written Options	(56,058)	—	—	(56,058)
Total	$(29,930,023)	$(13,417,008)	$—	$(43,347,031)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

136  Annual Report

Common Stocks

Beginning Balance	$—
Purchases	52,760
Sales	(25,102)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	$—
Ending Balance	$27,658
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$—

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022

Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$39,777	$—	$39,777
Belgium	—	6,805	—	6,805
Canada	149,055	3,893	—	152,948
China	7,586	2,207	—	9,793
Denmark	7,083	40,700	—	47,783
Finland	—	2,217	—	2,217
France	30,117	82,061	—	112,178
Germany	10,508	38,835	—	49,343
Hong Kong	6,842	18,241	—	25,083
Ireland	2,858	—	—	2,858
Israel	1,619	7,715	—	9,334
Italy	—	10,839	—	10,839
Japan	16,379	463,947	—	480,326
Monaco	2,205	—	—	2,205
Netherlands	11,313	106,616	—	117,929
New Zealand	—	14,454	—	14,454
Norway	—	11,379	—	11,379
Puerto Rico	992	—	—	992
Singapore	—	36,754	—	36,754
Spain	4,734	17,315	—	22,049
Sweden	22,900	6,085	—	28,985
Switzerland	16,745	17,258	—	34,003
United Kingdom	44,235	122,158	—	166,393
United States	2,768,637	82,768	—	2,851,405
Corporate Bonds*	—	2,877,889	—	2,877,889
Exchange-Traded Funds	154,917	—	—	154,917

Annual Report  137

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Foreign Government Obligations*	—	3,781,854	—	3,781,854
Quasi Government Bonds*	—	222,025	—	222,025
Supranational Bonds	—	925,105	—	925,105
U.S. Treasury Securities	—	311,979	—	311,979
Short-Term Investments	456,557	—	—	456,557
Other Financial Instruments†
Forward Currency Contracts	—	319,666	—	319,666
Total	$3,715,282	$9,570,542	$—	$13,285,824
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(182,369)	$—	$(182,369)
Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$49,829,409	$—	$—	$49,829,409
Short-Term Investments	5,893,448	—	—	5,893,448
Total	$55,722,857	$—	$—	$55,722,857
Liabilities:
Other Financial Instruments†
Total Return Swap Agreements	$—	$(150,608)	$—	$(150,608)
Real Assets Portfolio Assets:
Common Stocks*
Australia	$—	$1,038,945	$—	$1,038,945
Brazil	—	512,842	—	512,842
Canada	1,919,946	—	—	1,919,946
China	—	128,270	—	128,270
France	215,720	1,222,009	—	1,437,729
Hong Kong	—	52,353	—	52,353
Italy	—	639,788	—	639,788
Japan	—	817,545	—	817,545
Luxembourg	—	20,785	—	20,785
Portugal	—	272,016	—	272,016
Singapore	—	68,458	—	68,458
South Africa	—	306,153	—	306,153
Spain	—	143,800	—	143,800
Switzerland	—	31,610	—	31,610
Taiwan	—	80,153	—	80,153
United Kingdom	—	1,470,446	—	1,470,446
United States	13,500,885	—	—	13,500,885
Exchange-Traded Funds	1,570,668	—	—	1,570,668
U.S. Treasury Securities	—	1,688,238	—	1,688,238
Short-Term Investments	7,986,638	—	—	7,986,638

138  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Other Financial Instruments†
Forward Currency Contracts	—	5,059	—	5,059
Futures Contracts	33,767	—	—	33,767
Total Return Swap Agreements	—	81,521	—	81,521
Total	$25,227,624	$8,579,991	$—	$33,807,615
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(2,256)	$—	$(2,256)
Futures Contracts	(423,847)	—	—	(423,847)
Total	$(423,847)	$(2,256)	$—	$(426,103)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of this investment or if a price is not available through a pricing source in the Funds’ pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, in accordance with procedures approved by the Board, reflecting its fair market value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities.

When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that each affected Portfolio might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

Annual Report  139

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options contracts, futures contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the year ended December 31, 2022, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Enhanced Opportunities Portfolio		Global Dynamic Multi-Asset Portfolio	Opportunistic Strategies Portfolio		Real Assets Portfolio
Forward currency contracts:
Average amounts purchased	$1,900,000	*	$4,900,000	$—		$2,100,000	**
Average amounts sold	5,200,000		4,200,000	—		4,400,000

Futures contracts:
Average notional value of contracts – long	—		—	—		2,400,000

Total return swap agreements:
Average notional value	14,300,000		—	1,200,000	#	9,100,000
Options:
Average value of purchased options	100,000	**	—	—		—

*	Represents average monthly notional exposure for seven months the derivative instrument was open during the period.
**	Represents average monthly notional exposure for eleven months the derivative instrument was open during the period.
#	Represents average monthly notional exposure for nine months the derivative instrument was open during the period.

The Enhanced Opportunities Portfolio also wrote options having an average monthly notional exposure of less than $50,000.

140  Annual Report

The following table summarizes the fair value of derivative instruments on the Statements of Assets and Liabilities as of December 31,2022:

Enhanced Opportunities Portfolio

Assets – Derivative Financial Instruments	Equity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts
Unrealized appreciation on forward currency contracts	$—	$139	$139
Swap agreements
Unrealized appreciation on swap agreements	1,178,486	—	1,178,486
Purchased options
Investment in securities, at fair value	79,415	—	79,415
Total	$1,257,901	$139	$1,258,040

Liabilities – Derivative Financial Instruments	Equity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts
Unrealized depreciation on forward currency contracts	$—	$16,459	$16,459
Swap agreements
Unrealized depreciation on swap agreements	1,595,871	—	1,595,871
Written options
Written options, at fair value	56,058	—	56,058
Total	$1,651,929	$16,459	$1,668,388

Global Dynamic Multi-Asset Portfolio

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$319,666

Liabilities – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$182,369

Opportunistic Strategies Portfolio

Liabilities – Derivative Financial Instruments		Total
Swap Agreements	Unrealized depreciation on swap agreements	$150,608

Annual Report  141

Real Assets Portfolio

Assets – Derivative Financial Instruments	Commodity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts
Unrealized appreciation on forward currency contracts	$—	$5,059	$5,059
Swap agreements
Unrealized appreciation on swap agreements	81,521	—	81,521
Future Contracts
Variation margin on open futures contracts (a)	33,767	—	33,767
Total	$115,288	$5,059	$120,347

Liabilities – Derivative Financial Instruments	Commodity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts
Unrealized depreciation on forward currency contracts	$—	$2,256	$2,256
Future Contracts
Variation margin on open futures contracts (a)	423,847	—	423,847
Total	$423,847	$2,256	$426,103

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in distributable earnings (accumulated loss).

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was:

Enhanced Opportunities Portfolio

Net Realized Gain (Loss) from:	Equity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$—	$378,598	$378,598
Purchased options*	165,049	—	165,049
Swap agreements	927,048	—	927,048
Written options	144,564	—	144,564
Total	$1,236,661	$378,598	$1,615,259

*	Purchased options are included under net realized gain/loss on investments on the Statement of Operations.

142  Annual Report

Net Change in Unrealized Appreciation (Depreciation) on:	Equity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$—	$53,457	$53,457
Purchased options*	40,478	—	40,478
Swap agreements	(425,082)	—	(425,082)
Written options	477	—	477
Total	$(384,127)	$53,457	$(330,670)

*	Purchased options are included under net change in unrealized gain/loss on investments on the Statement of Operations.

Global Dynamic Multi-Asset Portfolio

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(381,148)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$131,530

Opportunistic Strategies Portfolio

Net Realized Gain (Loss) from:	Total
Swap Agreements	$(483,396)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Swap Agreements	$(150,608)

Real Assets Portfolio

Net Realized Gain (Loss) from:	Commodity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$—	$133,511	$133,511
Futures Contracts	968,474	—	968,474
Swap agreements	928,856	—	928,856
Total	$1,897,330	$133,511	$2,030,841

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Foreign Currency Exchange Contracts	Total
Forward currency contracts	$—	$103,302	$103,302
Futures Contracts	(417,105)	—	(417,105)
Swap agreements	274,097	—	274,097
Total	$(143,008)	$103,302	$(39,706)

Annual Report  143

As of December 31, 2022, the Enhanced Opportunities, Global Dynamic Multi-Asset and Real Assets Portfolios held derivative instruments that are eligible for offset in their Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios is presented in the below table, as of December 31, 2022:

Enhanced Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$139	$—	$139
Total Return Swap Agreements	1,178,486	—	1,178,486
Total	$1,178,625	$—	$1,178,625

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
BNP Paribas SA	$228,275	$(228,275)	$—	$—
Bank of America N.A.	644,814	(1,919)	—	642,895
Nomura International Plc	305,397	(305,397)	—	—
State Street Bank and Trust Co.	139	(139)	—	—
Total	$1,178,625	$(535,730)	$—	$642,895

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$16,459	$—	$16,459
Total Return Swap Agreements	1,595,871	—	1,595,871
Total	$1,612,330	$—	$1,612,330

144  Annual Report

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amounts of Derivative Liabilities
BNP Paribas SA	$1,170,696	$(228,275)	$(942,421)	$—
Bank of America N.A.	1,919	(1,919)	—	—
Nomura International Plc	423,256	(305,397)	(117,859)	—
State Street Bank and Trust Co.	16,459	(139)	—	16,320
Total	$1,612,330	$(535,730)	$(1,060,280)	$16,320

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Global Dynamic Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$319,666	$—	$319,666

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Citibank N.A.	$50,819	$(13,169)	$—	$37,650
HSBC Bank USA N.A.	195,636	(88,126)	—	107,510
JPMorgan Chase Bank N.A.	72,125	(72,125)	—	—
Morgan Stanley & Co.	382	(382)	—	—
State Street Bank and Trust Co.	704	(704)	—	—
Total	$319,666	$(174,506)	$—	$145,160

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$182,369	$—	$182,369

Annual Report  145

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Citibank N.A.	$13,169	$(13,169)	$—	$—
HSBC Bank USA N.A.	88,126	(88,126)	—	—
JPMorgan Chase Bank N.A.	77,829	(72,125)	—	5,704
Morgan Stanley & Co.	466	(382)	—	84
State Street Bank and Trust Co.	2,779	(704)	—	2,075
Total	$182,369	$(174,506)	$—	$7,863

Opportunistic Strategies Portfolio

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Total Return Swap Agreements	$150,608	$—	$150,608

’		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Goldman Sachs International	150,608	$—	$—	150,608

Real Assets Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$5,059	$—	$5,059
Total Return Swap Agreements	81,521	—	81,521
Total	$86,580	—	$86,580

146  Annual Report

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Goldman Sachs International	$81,521	$—	$—	$81,521
HSBC Bank USA N.A.	1,183	(48)	—	1,135
JPMorgan Chase Bank N.A.	188	(188)	—	—
State Street Bank and Trust Co.	3,688	(1,858)	—	1,830
Total	$86,580	$(2,094)	$—	$84,486

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$2,256	$—	$2,256

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
HSBC Bank USA N.A.	$48	$(48)	$—	$—
JPMorgan Chase Bank N.A.	350	(188)	—	162
State Street Bank and Trust Co.	1,858	(1,858)	—	—
Total	$2,256	$(2,094)	$—	$162

11. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 was initially intended to be effective for certain reference rate-related contract modifications that have occurred since March 12, 2020

Annual Report  147

and that will continue to occur, through December 31, 2022, but FASB has voted to extend the grace period for complete adoption of ASU No. 2020-04 to December 31, 2024, after the UK Financial Conduct Authority delayed the intended cessation date of certain tenors of USD LIBOR to June 30, 2023. FASB issued Accounting Standards Update No. 2022-06, “Deferral of the Sunset Date of Topic 848” (“ASU 2022-06”) to formally address the new intended cessation date. Management has adopted ASU No. 2020-04 and ASU 2022-06.

12. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

148  Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Enhanced Opportunities Portfolio, Lazard Global Dynamic Multi-Asset Portfolio, Lazard Opportunistic Strategies Portfolio and Lazard Real Assets Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Enhanced Opportunities Portfolio, Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio, three of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of Lazard Real Assets Portfolio (collectively, with the portfolios mentioned above, the “Portfolios”), one of the portfolios constituting the Fund, including the consolidated portfolio of investments, as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as “the financial statements and the financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)

Annual Report  149

(PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 24, 2023

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

150  Annual Report

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present) Cornell Law School, Adjunct Professor (2013 – present) The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)
Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Richard Reiss, Jr. (1944)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Annual Report  151

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)
Interested Directors(3):

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Evan L. Russo (1974)	Director (July 2022)	Investment Manager, Chief Executive Officer (June 2022 – present) Lazard Ltd, Chief Financial Officer (October 2017 – October 2022) and Managing Director (2009 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2023, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Messrs. Paul and Russo are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

152  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director and General Counsel of the Investment Manager (previously Chief Compliance Officer from September 2014 – April 2022)
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)

Chief Compliance Officer (since April 2022) and Director of the Investment Manager (since January 2021, previously Senior Vice President)

Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Director of the Investment Manager (since January 2021, previously Senior Vice President)
Christina Kennedy (1990)	Treasurer (April 2022)	Vice President of the Investment Manager (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President and Counsel of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

Annual Report  153

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2022

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2022:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Enhanced Opportunities	0.04%
Global Dynamic Multi-Asset	9.01
Opportunistic Strategies	100.00
Real Assets	14.90

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Enhanced Opportunities	0.00%
Global Dynamic Multi-Asset	4.32
Opportunistic Strategies	69.75
Real Assets	3.81

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit

Enhanced Opportunities	$—	$—
Global Dynamic Multi-Asset	438,978	10,314
Opportunistic Strategies	46,473	5,788
Real Assets	—	—

154  Annual Report

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

Enhanced Opportunities	$321,553
Global Dynamic Multi-Asset	483,437
Opportunistic Strategies	1,545,575
Real Assets	47,712

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report  155

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

SS&C Global Investor and Distribution Solutions
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www. lazardassetmanagement.com

Performance information as of the most recent month end is available online at www. lazardassetmanagement.com.

LZDPS030

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “CEO/CFO Code of Ethics”). The Registrant has posted its CEO/CFO Code of Ethics on its Internet website at https://www.lazardassetmanagement.com/codeofethics.”

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,044,637 in 2021 and $ 954,028 in 2022 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $305,330 in 2021 and $368,560 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $283,701 in 2021 and $312,936 in 2022. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $400,704 in 2021 and $ 179,161 in 2022.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,165,322 in 2021 and $1,305,761 in 2022.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2023

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date: February 27, 2023